UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-05577

The Glenmede Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

100 Summer Street, Floor 7

SUM0703

Boston, MA 02111

(Address of Principal Executive Offices)(Zip Code)

Michael P. Malloy, Esq.

Secretary

Drinker Biddle & Reath LLP

One Logan Square

Suite 2000

Philadelphia, PA 19103-6996

(Name and Address of Agent for Service)

Registrant’s Telephone Number, including Area Code: 1-800-442-8299

Date of Fiscal Year End: October 31, 2016

Date of Reporting Period: October 31, 2016

Item 1. Reports to Stockholders.

The Glenmede Fund, Inc.

The Glenmede Portfolios

Annual Report

October 31, 2016

The performance for the portfolios shown on pages 2, 3 and 5 to 22 represents past performance and is not a guarantee of future results. A portfolio’s share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than their original cost.

An investment in a portfolio is neither insured nor guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency or bank.

Unlike actual fund performance, performance of an index does not reflect any expenses or transaction costs. A direct investment in an unmanaged index is not possible.

The reports concerning the portfolios included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the portfolios in the future. These statements are based on the adviser’s predictions and expectations concerning certain future events and their expected impact on the portfolios, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events and other factors that may influence the future performance of the portfolios. The adviser believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

THE GLENMEDE FUND, INC.

THE GLENMEDE PORTFOLIOS

1

THE GLENMEDE FUND, INC. AND THE GLENMEDE PORTFOLIOS

PRESIDENT’S LETTER

Dear Shareholder:

We are pleased to present the annual report of the Glenmede family of funds for the fiscal year ended October 31, 2016. Domestic equity markets were volatile during the fiscal year ended October 31, 2016, beginning with the first increase in short term interest rates for many years in early December of 2015. When there were no further increases, market sentiment improved. Markets were again volatile in June of 2016 immediately following the Brexit vote but rebounded nicely for the balance of the fiscal year. International developed equity returns were negative in local currencies and were brought down further by the strong U.S. dollar. However, emerging market equities were the best performing equity sector. They were helped by stronger currencies, improving earnings and stabilized commodity prices. The U.S. Government yield curve flattened after the first increase in the Fed Funds target. Money market fund yields also rose because of the increase in the Fed Funds target and the increase in supply due to money market regulation changes.

At the fiscal year end on October 31, 2016, The Glenmede Fund, Inc. and The Glenmede Portfolios (collectively the “Glenmede Funds”) consisted of eighteen portfolios with total assets of $10.3 billion. During the fiscal year, four new portfolios were launched: The Glenmede High Yield Municipal Portfolio, The Glenmede Responsible ESG U.S. Equity Portfolio, The Glenmede Women in Leadership U.S Equity Portfolio and The Glenmede Short Term Tax Aware Fixed Income Portfolio. The two Glenmede money market portfolios were liquidated after increased regulation by the SEC centralized the money market industry.

This fiscal year ended October 31, 2016 showed modest returns across domestic equity asset classes in response to moderate growth in the U.S. economy. The S&P 500 Index1 gained 4.51%. Small cap stocks did almost as well as large cap stocks with the Russell 2000 Index1 returning 4.11% versus a return of 4.26% on the Russell 1000 Index1 for the fiscal year ended October 31, 2016. Short term Interest rates increased slightly and longer rates decreased, flattening the curve. The Bloomberg Barclays Capital U.S. Aggregate Bond Index1 gained 4.37% and the Bloomberg Barclays Capital Municipal 1-10 Year Blend Index1 gained 2.40% for the fiscal year ended October 31, 2016. The MSCI EAFE Index1 did not perform as well as domestic stocks for the fiscal year, losing -3.23%.

The Glenmede Large Cap Core Portfolio achieved a five star («««««)Overall Morningstar Rating™2 among 1,384 Large Blend Equity Funds for the period ended October 31, 2016 (based on risk adjusted returns). The Glenmede Large Cap Growth Portfolio achieved a five star («««««)Overall Morningstar Rating™2 among 1,439 Large Growth Equity Funds for the period ended October 31, 2016 (based on risk adjusted returns). The Glenmede Large Cap Value Portfolio achieved a four star (««««) Overall Morningstar Rating™2 among 1184 Large Value Equity Funds for the period ended October 31, 2016 (based on risk adjusted returns). The Glenmede Secured Options Portfolio achieved a five star («««««) Overall Morningstar Rating™2 among 75 Option Writing Funds for the period ended October 31, 2016 (based on risk adjusted returns).

The Federal Reserve finally raised short term rates in December 16, 2015 for the first time since December 16, 2008. In anticipation of rising short-term rates in 2016 and continued geopolitical concerns, the yield curve flattened during the current fiscal year. One year maturity treasuries rose 32 basis points3 and 30 year treasury yields decreased 34 basis points3 as global economic growth remained sluggish and there were no additional short term rate increases.

The Glenmede bond portfolios all have a high quality bias. The Muni Intermediate Portfolio achieved a four star (««««) Overall Morningstar Rating™2 among 193 Muni National Short Funds for the period ended October 31, 2016 (based on risk-adjusted returns). The Overall Morningstar Rating™ for a fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating metric.

We have featured the Responsible ESG U.S. Equity and Women in Leadership U.S. Equity Portfolios and included Portfolio Highlights for each individual fund in this report. We welcome any questions about the Glenmede Funds and thank our shareholders for their continued support.

Sincerely,

Mary Ann B. Wirts

President

December 09, 2016

2

Past performance is no guarantee of future results.

Mutual fund investing involves risks. Principal loss is possible. The Portfolios may invest in foreign securities which, especially in emerging markets, will involve greater volatility and political, economic and currency risks and differences in accounting methods. The Small Cap Equity Portfolio, U.S. Emerging Growth Portfolio and Mid Cap Equity Portfolio invest in smaller companies, which will involve additional risks such as limited liquidity and greater volatility than larger companies. Short sales by the Long/Short Portfolio and Total Market Portfolio involve leverage risk, credit exposure to brokers that execute the short sales and have potentially unlimited losses. Use of derivatives by the Secured Options Portfolio and the International Secured Options Portfolio may involve greater liquidity, counterparty, credit and pricing risks. The Muni Intermediate Portfolio, High Yield Municipal Portfolio and Short Term Tax Aware Fixed Income Portfolio invest in debt instruments of municipal issuers whose ability to meet their obligations may be affected by political and economic factors in the Issuer’s region. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Income from tax-exempt funds may be subject to state and local taxes and a portion of income may be subject to the federal alternative minimum tax for certain investors. Federal income tax rules will apply to any capital gains distributions. Investments in asset backed and mortgage backed securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. The High Yield Municipal Portfolio invests in “Junk Bonds” which are securities rated below investment grade and are high risk investments that have greater credit risk, are less liquid and have more volatile prices than investment grade bonds. The Secured Options Portfolio and the International Secured Options Portfolio invest in options which have risks of unlimited losses of the underlying holdings due to unanticipated market movements and failure to correctly predict the direction of the securities prices, interest rates and currency exchange rates. Covered call writing may limit the upside of an underlying security. This investment may not be suitable for all investors. The application of the social, governance and/or environmental standards of the Responsible ESG U.S. Equity Portfolio and the Women in Leadership criteria of the Women in Leadership U.S. Equity Portfolio will affect each Portfolio’s exposure to certain Issuers, industries, sectors, regions and countries and may impact the relative performance of these Portfolios, either positively or negatively, depending on whether such investments are in or out of favor.

Diversification does not assure a profit or protect against a loss in a declining market.

An investment in a Portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation, any other government agency or bank.

[1]	The indices are defined on pages 23 to 24.

[2]	©2016 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

For each fund with at least a three-year history, Morningstar calculates a Overall Morningstar Rating™1, (based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance, (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages). The Large Cap Core Portfolio was rated against the following numbers of U.S.-domiciled Large Blend Equity funds over the following time periods: 1,384 funds overall, 1,384 funds in the last three years, 1,216 funds in the last five years, and 912 funds in the last ten years. With respect to these Large Blend Equity funds, the Large Cap Core Portfolio received an Overall Morningstar Rating™ of ««««« stars and a Morningstar Rating™ of ««««« stars, «««««, and «««« for the three-, five- and ten-year periods, respectively. The Large Cap Growth Portfolio was rated against the following numbers of U.S.-domiciled Large Growth Equity funds over the following time periods: 1,439 funds overall, 1,439 funds in the last three years, 1,252 funds in the last five years and 896 funds in the last ten years. With respect to these Large Growth Equity funds, the Large Cap Growth Portfolio received an Overall Morningstar Rating™ of ««««« stars and a Morningstar Rating™ of ««««« stars, ««««« stars, and «««« for the three-, five and ten-year periods, respectively. The Secured Options Portfolio Advisor Class was rated against the following numbers of Option Writing funds over the following time periods: 75 funds overall, 75 funds in the last three years, and 31 funds in the last five years. With respect to these Option Writing funds, the Secured Options Portfolio Advisor Class received an Overall Morningstar Rating™ of ««««« stars and a Morningstar Rating™ of ««««« stars and ««««« stars for the three- and five year periods, respectively. The Muni Intermediate Portfolio was rated against the following numbers of U.S.-domiciled Muni National Short funds over the following time periods: 193 funds overall, 193 funds in the last three years, 175 funds in the last five years, and 118 funds in the last ten years. With respect to these Muni Short funds, the Muni Intermediate Portfolio received an Overall Morningstar Rating™ of «««« stars and a Morningstar Rating™ of «««« stars, «««« stars, and «««« stars for the three-, five- and ten-year periods, respectively. The Large Cap Value Portfolio was rated against the following numbers of Large Value funds over the following time periods: 1,184 funds overall, 1,184 funds in the last three years, 1,040 funds in the last five years, and 761 funds in the last ten years. With respect to these Large Value funds, the Large Cap Value Portfolio received an Overall Morningstar Rating™ of «««« stars and a Morningstar Rating™ of «««« stars, «««« stars, and «««« stars for the three-, five- and ten-year periods, respectively. Past performance is no guarantee of future results.

[3]	A basis point equals .01%.

This material must be preceded or accompanied by a current prospectus.
The Glenmede Fund, Inc. and The Glenmede Portfolios are distributed by Quasar Distributors, LLC. 12/16.

3

THE GLENMEDE FUND, INC.

On December 22, 2015, the Glenmede Investment Management Quantitative Research Group introduced two new impact investing funds: the Women in Leadership U.S. Equity Portfolio and the Responsible ESG U.S. Equity Portfolio. The Group has been managing environmentally sensitive and socially responsible portfolios for Glenmede clients since 2002 and 2008, respectively. The two new funds provide an opportunity for more investors to participate in our disciplined strategies which are integrated with responsible criteria. Similar to the other six Glenmede quantitatively-based mutual funds, these two new funds are managed on a tax sensitive basis.

Women in Leadership U.S. Equity

The Women in Leadership U.S. Equity Portfolio promotes workplace diversity by investing in large cap companies with significant female representation in leadership. For eligibility, a com pany needs to have women in significant roles including, but not limited to, a chairwoman, female board members, a female chief executive officer or women in management positions. The portfolio process is based on proprietary, multi-factor models to rank stocks within each sector. Downside screens are utilized to avoid stocks with greater risk potential of underperformance. The portfolio is refreshed on a monthly basis to maintain what we believe to be favorable return/risk attributes and to provide broad diversification across sectors, industries and individual companies. Candidates are domestic stocks with a capitalization range of any stock in the Russel 1000® Index. The portfolio holdings are monitored on an ongoing basis for significant female representation.

Responsible ESG U.S. Equity

The Responsible ESG U.S. Equity Portfolio Invests in large cap companies with an attractive combination of valuation, fundamental, earnings and technical characteristics as well as integrating positive and negative screening techniques based on ESG (environmental, socially responsible and governance) ratings. Company ESG scores are industry-adjusted and determined on a variety of environmental, socially responsible and corporate governance criteria. The portfolio process is based on proprietary, multi-factor models to rank stocks within each sector. The portfolio is refreshed on a monthly basis to maintain what we believe to be favorable return/risk attributes, ESG ratings and to provide broad diversification across sectors, industries and individual companies. Candidates are domestic stocks within the market capitalization range of any stock in the Russell 1000® Index.

Glenmede Approach

Glenmede’s quantitatively based strategies benefit from a multidisciplinary approach that ranks stocks within sectors based on a variety of factors. The objective is to create portfolios that look like the “ideal stock,” with below-market valuations, strong fundamentals, favorable earnings/revenue growth trends, positive momentum and good liquidity. While it is rare to find a single stock with all these characteristics, quantitative tools allow us to aim to construct portfolios with the same favorable characteristics. In addition, we use downside risk screens in an effort to avoid stocks with negative earnings surprise signals, sell rankings and poor quality. On an ongoing basis, the quantitative research team works with Glenmede’s internal portfolio managers and analysts as well as maintaining active dialogue with street research sources to help identify new factors and process improvements.

Glenmede Team

Glenmede’s Quantitative Research Team is led by Vladimir (“Val”) de Vassal, CFA. Val joined Glenmede in 1998 and has over 30 years of asset management experience. Val is supported in portfolio management by Paul Sullivan, CFA, who has been with Glenmede for over 20 years and Alex Atanasiu, CFA, who joined Glenmede over 11 years ago. Recently, the team has expanded with two research analysts, David Marcucci and Jacob Adamcik. Today, the team manages over $7 billion of equity assets on a quantitatively oriented basis, including domestic large cap core, large cap growth, long/short and international ADR strategies. These strategies seek to create strong return performance with broad diversification and limited downside risk. We believe our proprietary, quantitatively based and disciplined investment process should create successful portfolios for the long term.

4

THE GLENMEDE FUND, INC.

Core Fixed Income Portfolio

PORTFOLIO HIGHLIGHTS

October 31, 2016

Average Annual Total Return
Core Fixed Income Portfolio		Bloomberg Barclays Capital U.S. Aggregate Bond Index	Morningstar Intermediate-Term Bond Average
Year ended 10/31/16	3.15%	4.37%	4.33%
Five Years ended 10/31/16	2.32%	2,90%	3.18%
Ten Years ended 10/31/16	4.23%	4.64%	4.16%
Inception (11/17/88) through 10/31/16[1]	6.06%	6.52%	5.85%

The Core Fixed Income Portfolio returned 3.15% for the year ended October 31, 2016. The benchmark, the Bloomberg Barclays Capital U.S. Aggregate Bond Index, returned 4.37% for the year and the Portfolio’s peer group, the Morningstar Intermediate-Term Bond Average, returned 4.33% for the year. The Portfolio’s underperformance versus the Bloomberg Barclays Capital U.S. Aggregate Bond Index can be attributed to the lower overall duration relative to the Index, and the Portfolio’s bias towards higher credit quality. The lower tier credits, namely the triple B component of the Index rallied throughout the year returning 10.12% versus the double A component returning 4.97%. Our higher quality bias, contributed negatively to the Portfolio’s performance. The Portfolio’s underperformance versus its peer group can also be attributed to the Portfolio’s high credit quality bias and low risk themes.

The Portfolio seeks to add value by monitoring yield curve exposure while utilizing sector and security selection. Diversification, liquidity, and low risk themes dominate the Portfolio’s investment discipline. The Portfolio’s gross annual operating expense ratio, as stated in the February 29, 2016 Prospectus is 0.53%. This ratio can fluctuate and may differ from the expense ratio disclosed in the Financial Highlights section of this report.

*	Assumes the reinvestment of all dividends and distributions.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the total return shown. Please call the Fund at 1-800-442-8299 to obtain the most recent month-end returns. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.

[1]	Benchmark returns are for the periods beginning November 30, 1988 for Bloomberg Barclays Capital U.S. Aggregate Bond Index and December 1, 1988 for Morningstar Intermediate-Term Bond Average.
The indices and certain terms are defined on pages 23 to 24.

5

THE GLENMEDE FUND, INC.

Strategic Equity Portfolio

PORTFOLIO HIGHLIGHTS

October 31, 2016

Average Annual Total Return
		Return After Taxes on
Strategic Equity Portfolio	Return Before Taxes	Distributions	Distributions and Sales of Fund Shares	S&P 500 Index	Morningstar Large Growth Average
Year ended 10/31/16	5.22%	2.89%	4.45%	4.51%	-0.07%
Five Years ended 10/31/16	12.17%	10.22%	9.48%	13.57%	11.67%
Ten Years ended 10/31/16	6.38%	5.33%	5.02%	6.70%	6.34%
Inception (07/20/89) through 10/31/16[1]	8.31%	6.92%	6.69%	9.33%	7.91%

For the year ended October 31, 2016, the Strategic Equity Portfolio returned 5.22%. The S&P 500 Index returned 4.51% for the same period. The Portfolio’s performance versus the S&P 500 Index was helped by strong stock selection in the Consumer Discretionary, Energy and Health Care sectors, while partially offset by underperformance of its holdings within the Technology sector. The Portfolio’s focus on owning companies that demonstrate strong profitability aided performance during this period, while its underweights to the Utility and Telecommunications sectors and overweight within the Financials sector were a moderate drag. The Portfolio expects to generate outperformance over time by seeking to invest in companies that consistently demonstrate strong profitability and whose shares are trading at what we believe are attractive valuations. The Portfolio’s gross annual operating expense ratio as stated in the February 29, 2016 Prospectus is .84%. This ratio can fluctuate and may differ from the expense ratio disclosed in the Financial Highlights section of this report.

*	Assumes the reinvestment of all dividends and distributions.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the total return shown. Please call the Fund at 1-800-442-8299 to obtain the most recent month-end returns. Returns, other than after-tax returns, do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, do not reflect the impact of state and local taxes and are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown.

[1]	Benchmark returns are for the period beginning July 31, 1989.
The indices and certain terms are defined on pages 23 to 24.

6

THE GLENMEDE FUND, INC.

Small Cap Equity Portfolio

PORTFOLIO HIGHLIGHTS

October 31, 2016

Average Annual Total Return
Small Cap Equity Portfolio - Advisor Class		Russell 2000 Index	Russell 2000 Value Index	S&P 500 Index	Morningstar Small Blend Average
Year ended 10/31/16	-0.43%	4.11%	8.81%	4.51%	2.91%
Five Years ended 10/31/16	11.73%	11.51%	11.63%	13.57%	10.54%
Ten Years ended 10/31/16	7.23%	5.96%	4.91%	6.70%	5.36%
Inception (03/01/91) through 10/31/16[1]	10.34%	9.65%	11.21%	9.32%	9.98%

Small Cap Equity Portfolio - Institutional Class
Year ended 10/31/16	-0.25%	4.11%	8.81%	4.51%	2.91%
Five Years ended 10/31/16	11.95%	11.51%	11.63%	13.57%	10.54%
Ten Years ended 10/31/16	7.49%	5.96%	4.91%	6.70%	5.36%
Inception (01/02/98) through 10/31/16[2]	10.52%	9.65%	8.81%	9.32%	9.98%

For the fiscal year ended October 31, 2016, the Small Cap Equity Portfolio Advisor Class returned -0.43% and the Small Cap Equity Portfolio Institutional Class returned -0.25%, compared to the Russell 2000 Index return of 4.11% and the Morningstar Small Blend Average return of 2.91%. The basic industry sector accounted for the majority of the underperformance, followed by the financial services and technology sectors. The health care sector was the best performing sector on a relative basis. The Portfolio’s gross annual operating expense ratios, as stated in the February 29, 2016 Prospectuses are 0.91% and 0.71% for the Advisor and Institutional Class shares, respectively. These ratios can fluctuate and may differ from the expense ratios disclosed in the Financial Highlights sections of this report.

*	Assumes the reinvestment of all dividends and distributions.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the total return shown. Please call the Fund at 1-800-442-8299 to obtain the most recent month-end returns. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. Performance of the Institutional Class will vary from the Advisor Class due to differences in fees.

[1]	Benchmark returns are for the Advisor Class inception period beginning February 28, 1991 for both Russell 2000 Indices and the S&P 500 Index and April 1, 1991 for the Morningstar Small Blend Average.
[2]	Average annual total return for the Institutional Class includes the period from 03/01/91 through 10/31/16. Prior to the inception of the Institutional Class on 01/02/98, performance for the Institutional Class is based on the average annual total return of the Advisor Class.
The indices and certain terms are defined on pages 23 to 24.

7

THE GLENMEDE FUND, INC.

Mid Cap Equity Portfolio

PORTFOLIO HIGHLIGHTS

October 31, 2016

Average Annual Total Return
Mid Cap Equity Portfolio - Advisor Class		S&P Mid Cap 400 Index
Year ended 10/31/16	-4.94%	6.26%
Since Inception (9/30/14) through 10/31/16	0.37%	6.40%

For the fiscal year ended October 31, 2016, the Mid Cap Equity Portfolio Advisor Class returned -4.94% compared to the S&P Mid Cap 400 Index return of 6.26%. The basic industry sector accounted for the majority of the underperformance, followed by the consumer and real estate sectors. The technology sector was the best performing sector on a relative basis. The Portfolio’s gross annual operating expense ratio, as stated in the February 29, 2016 Prospectus is 1.44% for the Advisor Class shares. This ratio can fluctuate and may differ from the expense ratio disclosed in the Financial Highlights section of this report.

*	Assumes the reinvestment of all dividends and distributions.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance quoted reflects fee waivers and/or expense reimbursements in effect and would have been lower in their absence. Current performance may be higher or lower than the total return shown. Please call the Fund at 1-800-442-8299 to obtain the most recent month-end returns. Returns shown do not reflect taxes that a shareholder may pay on fund distributions or redemption of fund shares.

The indices and certain terms are defined on pages 23 to 24.

8

THE GLENMEDE FUND, INC.

Large Cap Value Portfolio

PORTFOLIO HIGHLIGHTS

October 31, 2016

Average Annual Total Return
Large Cap Value Portfolio		Russell 1000 Value Index	S&P 500 Index	Morningstar Large Value Average
Year ended 10/31/16	5.58%	6.37%	4.51%	3.72%
Five Years ended 10/31/16	12.61%	13.31%	13.57%	11.18%
Ten Years ended 10/31/16	6.34%	5.35%	6.70%	4.52%
Inception (01/04/93) through 10/31/16[1]	8.95%	9.61%	9.03%	7.87%

For the fiscal year ended October 31, 2016, the Glenmede Large Cap Value Portfolio returned 5.58% versus 6.37% for its benchmark, the Russell 1000 Value Index. The Portfolio’s under-performance versus the benchmark was driven by negative stock selection, partially offset by strong sector allocation. Our strongest sector contributions for the year were Technology, Materials, and Utilities, with Consumer Staples being the only sector in which we trailed the benchmark. We saw a negative overall contribution from stock selection in the Financials, Health Care, and Real Estate sectors. This was partially offset by positive stock selection results in the Technology, Consumer Discretionary, and Consumer Staples sectors. The Portfolio’s gross annual operating expense ratio, as stated in the February 29, 2016 Prospectus is 0.91%. This ratio can fluctuate and may differ from the expense ratio disclosed in the Financial Highlights section of this report.

*	Assumes the reinvestment of all dividends and distributions.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the total return shown. Please call the Fund at 1-800-442-8299 to obtain the most recent month-end returns. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.

[1]	Benchmark returns are for the period beginning December 31, 1992.
The indices and certain terms are defined on pages 23 to 24.

9

THE GLENMEDE FUND, INC.

U.S. Emerging Growth Portfolio

PORTFOLIO HIGHLIGHTS

October 31, 2016

Average Annual Total Return
		Return After Taxes on
U.S. Emerging Growth Portfolio	Return Before Taxes	Distributions	Distributions and Sale of Fund Shares	S&P Small Cap 600 Growth Index	Russell 2000 Growth Index	Morningstar Small Growth Average
Year ended 10/31/16	0.72%	0.46%	0.58%	3.66%	-0.49%	0.35%
Five Years ended 10/31/16	9.94%	9.26%	7.86%	13.25%	11.34%	9.96%
Ten Years ended 10/31/16	4.76%	4.33%	3.79%	8.60%	6.92%	5.61%
Inception (12/29/99) through 10/31/16[1]	0.93%	0.68%	0.72%	8.94%	4.06%	4.26%

For the fiscal year ended October 31, 2016, the Portfolio underperformed the S&P SmallCap 600 Growth Index by 2.94% but outperformed the Russell 2000 Growth Index by 1.21% and the Morningstar Small Growth Average by .37%, respectively. In the past year, the Portfolio’s performance had mixed effects from multifactor ranking models which biased the Portfolio towards stocks with lower valuations, favorable fundamentals, positive earnings/revenue estimate trends and technicals. Avoiding stocks based on downside risk screens (including sell rankings, earnings surprise indicators and earnings quality measures) had a favorable impact. The Portfolio had positive relative stock performance in four of eleven sectors versus the S&P 600 Growth Index. Most favorable contributions from stock selection came in materials and financial sectors. Most negative relative performances from stock selection were in health care and energy sectors. The Portfolio was negatively impacted from holdings included in Russell 2000 Growth Index but not in S&P 600 Growth Index. The Portfolio’s gross annual operating expense ratio, as stated in the February 29, 2016 Prospectus, is .94%. This ratio can fluctuate and may differ from the expense ratio disclosed in the Financial Highlights section of this report.

*	Assumes the reinvestment of all dividends and distributions.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the total return shown. Please call the Fund at 1-800-442-8299 to obtain the most recent month-end returns. Returns, other than after-tax returns, do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, do not reflect the impact of state and local taxes and are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown.

[1]	Benchmark returns are for the period beginning December 31, 1999.
The indices and certain terms are defined on pages 23 to 24.

10

THE GLENMEDE FUND, INC.

Large Cap Core Portfolio

PORTFOLIO HIGHLIGHTS

October 31, 2016

Average Annual Total Return
		Return After Taxes on
Large Cap Core Portfolio - Advisor Class	Return Before Taxes	Distributions	Distributions and Sale of Fund Shares	Russell 1000 Index	Morningstar Large Blend Average
Year ended 10/31/16	2.34%	1.63%	1.57%	4.26%	2.12%
Five Years ended 10/31/16	14.66%	14.05%	11.73%	13.51%	11.31%
Ten Years ended 10/31/16	7.64%	7.23%	6.16%	6.83%	5.33%
Inception (2/27/04) through 10/31/16[1]	8.49%	8.11%	7.02%	7.42%	6.01%

Large Cap Core Portfolio - Institutional Class
Since Inception (12/30/15) through 10/31/16[2]	3.41%	8.30%	7.18%	7.42%	6.01%

For the fiscal year ended October 31, 2016, the Portfolio’s Advisor Class underperformed the Russell 1000 Index by 1.92% and outperformed the Morningstar Large Cap Blend Average by .22%. In the past year, the Portfolio’s performance was negatively impacted from multifactor ranking models which biased the Portfolio towards stocks with lower valuations, favorable fundamentals, positive earnings/revenue estimate trends and technicals. Avoiding stocks based on downside risk screens (including sell rankings, earnings surprise indicators and earnings quality measures) had a favorable effect. Leading industry group indicators were neutral to performance, including a relative overweighting in technology offset by underweighting of industrial stocks. The Portfolio had positive relative stock performance in five of eleven sectors. The most favorable contributions from stock selection came in the consumer staples and technology sectors. The most negative relative performance from stock selection came in the consumer discretionary and energy sectors. The Portfolio’s gross annual operating expense ratios, as stated in the February 29, 2016 Prospectuses, are .87% and .65% for the Advisor Class shares and the Institutional Class shares, respectively. These ratios can fluctuate and may differ from the expense ratios disclosed in the Financial Highlights sections of this report.

*	Assumes the reinvestment of all dividends and distributions.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the total return shown. Please call the Fund at 1-800-442-8299 to obtain the most recent month-end returns. Returns, other than after-tax returns, do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, do not reflect the impact of state and local taxes and are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown.

[1]	Benchmark returns are for the period beginning February 28, 2004.
[2]	Average annual total return for the Institutional Class includes the period from 02/27/04 through 10/31/16. Prior to the inception of the Institutional Class on 12/30/15, performance for the Institutional Class is based on the average annual total return of the Advisor Class.
The indices and certain terms are defined on pages 23 to 24.

11

THE GLENMEDE FUND, INC.

Large Cap Growth Portfolio

PORTFOLIO HIGHLIGHTS

October 31, 2016

Average Annual Total Return
		Return After Taxes on
Large Cap Growth Portfolio - Advisor Class	Return Before Taxes	Distributions	Distributions and Sale of Fund Shares	Russell 1000 Growth Index	Morningstar Large Growth Average
Year ended 10/31/16	0.87%	0.64%	0.53%	2.28%	-0.07%
Five Years ended 10/31/16	14.81%	14.26%	11.84%	13.65%	11.67%
Ten Years ended 10/31/16	8.39%	8.04%	6.81%	8.22%	6.34%
Inception (2/27/04) through 10/31/16[1]	8.88%	8.58%	7.37%	7.68%	6.29%

Large Cap Growth Portfolio - Institutional Class
Since Inception (11/05/15) through 10/31/16[2]	0.60%	8.78%	7.55%	7.68%	6.29%

For the fiscal year ended October 31, 2016, the Portfolio’s Advisor Class underperformed the Russell 1000 Growth Index by 1.41% and outperformed the Morningstar Large Cap Growth Average by .94%. In the past year, the Portfolio’s performance was negatively impacted from multifactor ranking models which biased the Portfolio towards stocks with lower valuations, favorable fundamentals, positive earnings/revenue estimate trends and technicals. Avoiding stocks based on downside risk screens (including sell rankings, earnings surprise indicators and earnings quality measures) had a favorable effect. Leading industry group indicators were neutral to performance, including a relative overweighting in technology offset by underweighting of real estate stocks. The Portfolio had positive relative stock performance in five of ten sectors. The most favorable contributions from stock selection came in consumer discretionary and financial sectors. The most negative relative performance from stock selection came in consumer staples and real estate sectors. The Portfolio’s gross annual operating expense ratios, as stated in the February 29, 2016 Prospectuses, are .87% and .67% for the Advisor Class shares and the Institutional Class shares, respectively These ratios can fluctuate and may differ from the expense ratios disclosed in the Financial Highlights sections of this report.

*	Assumes the reinvestment of all dividends and distributions.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the total return shown. Please call the Fund at 1-800-442-8299 to obtain the most recent month-end returns. Returns, other than after-tax returns, do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, do not reflect the impact of state and local taxes and are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown.

[1]	Benchmark returns are for the period beginning February 28, 2004.
[2]	Average annual total return for the Institutional Class includes the period from 02/27/04 through 10/31/16. Prior to the inception of the Institutional Class on 11/05/15, performance for the Institutional Class is based on the average annual total return of the Advisor Class.
The indices and certain terms are defined on pages 23 to 24.

12

THE GLENMEDE FUND, INC.

Long/Short Portfolio

PORTFOLIO HIGHLIGHTS

October 31, 2016

Average Annual Total Return
Long/Short Portfolio		Bloomberg Barclays Capital U.S. Treasury Bellwether 3-Month Index	Russell 3000 Index	Morningstar Long/Short Average
Year ended 10/31/16	0.62%	0.32%	4.42%	-2.25%
Five Years ended 10/31/16	5.06%	0.12%	13.35%	3.22%
Ten Years ended 10/31/16	1.76%	0.92%	6.76%	1.29%
Inception (09/29/06) through 10/31/16[1]	1.73%	0.95%	7.04%	1.39%

For the fiscal year ended October 31, 2016, the Portfolio outperformed the Barclays Capital U.S. Treasury Bellwether 3-Month Index by .30% and outperformed Morningstar Long/Short Average by 2.87%, respectively. Over the past year, average net equity exposure for the Portfolio was about 30%. The Portfolio’s performance had positive contributions from multifactor ranking models with biases towards stocks with lower valuations, favorable fundamentals, positive earnings/revenue estimate trends and technicals. The Portfolio’s long stock positions (+4.8%) outperformed short positions (+3.6%) by about 1.2%. Overall, the Portfolio had positive relative stock performance in six of eleven sectors. The most favorable contributions from stock selection came in consumer discretionary and health care sectors. Most negative relative performance from stock selection came in industrials and consumer staples sectors. Portfolio’s gross annual operating expense ratio, as stated in the February 29, 2016 Prospectus, is 2.64%. This ratio can fluctuate and may differ from the expense ratio disclosed in the Financial Highlights section of this report.

*	Assumes the reinvestment of all dividends and distributions.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance quoted reflects fee waivers and/or expense reimbursements in effect and would have been lower in their absence. Current performance may be higher or lower than the total return shown. Please call the Fund at 1-800-442-8299 to obtain the most recent month-end returns. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.

[1]	Benchmark returns are for the periods beginning September 30, 2006 for the Russell 3000 Index and October 1, 2006 for Morningstar Long/Short Average.
The indices and certain terms are defined on pages 23 to 24.

13

THE GLENMEDE FUND, INC.

Total Market Portfolio

PORTFOLIO HIGHLIGHTS

October 31, 2016

Average Annual Total Return
Total Market Portfolio		Russell 3000 Index	Morningstar Mid-Cap Value Average
Year ended 10/31/16	0.37%	4.24%	4.25%
Five Years ended 10/31/16	12.14%	13.35%	11.88%
Inception (12/21/06) through 10/31/16[1]	5.01%	6.47%	5.88%

The goal of the Total Market Portfolio is to provide additional return relative to a long only equity strategy by investing in incremental long positions of attractive stocks (approximately 100% to 150% of net portfolio value) and shorting unattractive stocks (about 0% to 50% of net portfolio value). For fiscal year ended October 31, 2016, the Portfolio underperformed the Russell 3000 Index by 3.87% and the Morningstar Mid-Cap Value Average by 3.88%. The Portfolio’s performance had mixed effects from multifactor ranking models with biases towards stocks with lower valuations, favorable fundamentals, positive earnings/revenue estimate trends and technicals. The Portfolio’s long stock positions (+2.4%) underperformed the short positions (+2.7%) by about .3%. Short positions had lower weighted average market capitalizations relative to long positions. Overall, the Portfolio had positive relative stock performance in four of eleven sectors relative to Russell 3000 index. Most favorable contributions from stock selection came in technology and health care sectors. Most negative relative performance from stock selection came in consumer staples and energy sectors. Portfolio’s gross annual operating expense ratio, as stated in the February 29, 2016 Prospectus, is 2.29%. This ratio can fluctuate and may differ from the expense ratio disclosed in the Financial Highlights section of this report.

*	Assumes the reinvestment of all dividends and distributions.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance quoted reflects fee waivers and/or expense reimbursements in effect and would have been lower in their absence. Current performance may be higher or lower than the total return shown. Please call the Fund at 1-800-442-8299 to obtain the most recent month-end returns. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.

[1]	Benchmark returns are for the periods beginning December 31, 2006 for the Russell 3000 Index and January 1, 2007 for Morningstar Mid-Cap Value Average.
The indices and certain terms are defined on pages 23 to 24.

14

THE GLENMEDE FUND, INC.

High Yield Municipal Portfolio

PORTFOLIO HIGHLIGHTS

October 31, 2016

Average Annual Total Return
High Yield Municipal Portfolio		Bloomberg Barclays Municipal Bond Index	Bloomberg Barclays Muni BBB Index	Bloomberg Barclays Muni High Yield 5% Tobacco Cap 2% Issuer Cap Index	Morningstar High Yield Muni Average
Inception (12/22/15) through 10/31/16[1]	5.56%	3.03%	3.83%	6.89%	5.56%

The Glenmede High Yield Municipal Portfolio trailed the Bloomberg Barclays Municipal High Yield 5% Tobacco Cap, 2% Issuer Cap Index, from inception on December 22, 2015 through October 31, 2016. The Portfolio’s duration and yield curve positioning were detractors, while allocations to tobacco, utilities and health care were additive. The Portfolio continued to maintain exposure to higher credit quality, so as to be consistent with the Portfolio’s goal of a high level of current income exempt from regular federal income tax. The Portfolio’s gross annual operating expense ratio, as stated in the February 29, 2016 prospectus is 1.18%. This ratio can fluctuate and may differ from the expense ratio disclosed in the Financial Highlights section of this report.

*	Assumes the reinvestment of all dividends and distributions.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance quoted reflects fee waivers and/or expense reimbursements in effect and would have been lower in their absence. Current performance may be higher or lower than the total return shown. Please call the Fund at 1-800-442-8299 to obtain the most recent month-end returns. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.

[1]	Benchmark returns are for the periods beginning December 22, 2015 for the Bloomberg Barclays Municipal Bond Index, Bloomberg Barclays Muni BBB Index, and Morningstar High Yield Muni Average.
The indices and certain terms are defined on pages 23 to 24.

15

THE GLENMEDE FUND, INC.

Responsible ESG U.S. Equity Portfolio

PORTFOLIO HIGHLIGHTS

October 31, 2016

Average Annual Total Return
Responsible ESG U.S. Equity Portfolio		Russell 1000 Index	Morningstar Large Blend Average
Since Inception (12/22/15) through 10/31/16[1]	8.87%	6.16%	3.96%

Since its inception date of December 22, 2015, the Portfolio outperformed the Russell 1000 Index by 2.71% and the Morningstar Large Cap Blend Average by 4.91%. The Portfolio selects stocks based on combination of multi-factor models and ESG ratings (environmental, socially responsible and governance). The Portfolio’s performance had mixed effects from biases towards stocks with lower valuations, favorable fundamentals, positive earnings/revenue estimate trends and technicals. Portfolio holdings with better ESG ratings had positive impact on performance. Avoiding stocks based on downside risk screens (sell rankings, earnings surprise indicators and earnings quality measures) had favorable effect. The Portfolio had positive relative stock performance in seven of eleven sectors. Most favorable contributions from stock selection came in information technology and financial sectors. Most negative relative performance from stock selection came in health care and consumer staples sectors. The Portfolio’s gross annual operating expense ratio, as stated in February 29, 2016 Prospectus, is 1.75%. This ratio can fluctuate and may differ from expense ratio disclosed in Financial Highlights section of this report.

*	Assumes the reinvestment of all dividends and distributions.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance quoted reflects fee waivers and/or expense reimbursements in effect and would have been lower in their absence. Current performance may be higher or lower than the total return shown. Please call the Fund at 1-800-442-8299 to obtain the most recent month-end returns. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.

[1]	Benchmark returns are for the periods beginning December 22, 2015 for the Russell 1000 Index and January 1, 2016 for Morningstar Large Blended Average.
The indices and certain terms are defined on pages 23 to 24.

16

THE GLENMEDE FUND, INC.

Women in Leadership U.S. Equity Portfolio

PORTFOLIO HIGHLIGHTS

October 31, 2016

Average Annual Total Return
Women in Leadership U.S. Equity Portfolio		Russell 1000 Index	Morningstar Large Blend Average
Since Inception (12/22/15) through 10/31/16[1]	7.73%	7.09%	3.96%

Since its inception date of December 22, 2015, the Portfolio outperformed the Russell 1000 Index by .64% and the Morningstar Large Cap Blend Average by 3.77%. The Portfolio selects stocks based on companies that meet specific women in leadership criteria (Chairwoman, female CEO, 20% of Board or 25% of management). The Portfolio’s performance had mixed effects from biases towards stocks with lower valuations, favorable fundamentals, positive earnings/revenue estimate trends and technicals. Avoiding stocks based on downside risk screens (sell rankings, earnings surprise indicators and earnings quality measures) had positive impact on performance. The Portfolio had positive relative stock performance in seven of eleven sectors. Most favorable contributions from stock selection came in information technology and consumer staples sectors. Most negative relative performance from stock selection came in health care and consumer discretionary sectors. The Portfolio’s gross annual operating expense ratio, as stated in February 29, 2016 Prospectus, is 1.75%. This ratio can fluctuate and may differ from expense ratio disclosed in Financial Highlights section of this report.

*	Assumes the reinvestment of all dividends and distributions.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance quoted reflects fee waivers and/or expense reimbursements in effect and would have been lower in their absence. Current performance may be higher or lower than the total return shown. Please call the Fund at 1-800-442-8299 to obtain the most recent month-end returns. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.

[1]	Benchmark returns are for the periods beginning December 22, 2015 for the Russell 1000 Index and January 1, 2016 for Morningstar Large Blended Average.
The indices and certain terms are defined on pages 23 to 24.

17

THE GLENMEDE FUND, INC.

Short Term Tax Aware Fixed Income Portfolio

PORTFOLIO HIGHLIGHTS

October 31, 2016

Average Annual Total Return
		Return After Taxes on
Short Term Tax Aware Fixed Income Portfolio	Return Before Taxes	Distributions	Distributions and Sale of Fund Shares	BofA Merrill Lynch 1-3 year US Municipal Securities Index
Since Inception (6/29/16) through 10/31/16[1]	-0.02%	-0.05%	-0.01%	-0.17%

The Short Term Tax Aware Fixed Income Portfolio outperformed its primary benchmark, the BofA Merrill Lynch 1-3 Year US Municipal Securities Index, since its inception on June 29, 2016. The Portfolio’s duration was kept in-line with the benchmark duration consistently over the period. The Portfolio saw strong performance through security selection as well as benefitting from its allocation to taxable securities as a tactical, relative value investment. This was consistent with the Portfolio’s goals of generating after-tax total return with reasonable preservation of capital. The Portfolio’s gross annual operating expense ratio, as stated in its June 29, 2016 Prospectus, is 1.06%. This ratio can fluctuate and may differ from the expense ratio disclosed in the Financial Highlights in this report.

*	Assumes the reinvestment of all dividends and distributions.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance quoted reflects fee waivers and/or expense reimbursements in effect and would have been lower in their absence. Current performance may be higher or lower than the total return shown. Please call the Fund at 1-800-442-8299 to obtain the most recent month-end returns. Returns, other than after-tax returns, do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, do not reflect the impact of state and local taxes and are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.

[1]	Benchmark returns are for the periods beginning June 29, 2016 for the Merrill Lynch 1-3 Year US Municipal Securities Index.
The indices and certain terms are defined on pages 23 to 24.

18

THE GLENMEDE FUND, INC.

Secured Options Portfolio

PORTFOLIO HIGHLIGHTS

October 31, 2016

Average Annual Total Return
Secured Options Portfolio - Advisor Class		S&P 500 Index	CBOE S&P 500 Buy-Write Index
Year ended 10/31/16	5.08%	4.51%	4.27%
Five years ended 10/31/16	8.72%	13.57%	7.89%
Inception (6/30/10) through 10/31/16	10.57%	14.51%	8.82%

For the fiscal year ended October 31, 2016, the Secured Options Portfolio wrote put and call options in an effort to reduce share price volatility, obtain option premiums and provide more stable returns. For this period, the Portfolio had a total return of 5.08% while its benchmark, the CBOE S&P 500 Buy-Write Index, returned 4.27% and the S&P 500 Index returned 4.51%. The Portfolio’s outperformance relative to the CBOE S&P 500 Buy-Write Index was driven primarily by strong option selection. Our strategy tends to work well on a relative basis when the underlying index’s price movement shows significant mean reversion, which was often the case during the most recent fiscal year. In addition to enhancing return, the written call and put options generally helped to reduce share price volatility when compared to the S&P 500 Index. The Portfolio’s gross annual operating expense ratio, as stated in the February 29, 2016 prospectus is 0.84%. This ratio can fluctuate and may differ from the expense ratio disclosed in the Financial Highlights section of this report.

*	Assumes the reinvestment of all dividends and distributions.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the total return shown. Please call the Fund at 1-800-442-8299 to obtain the most recent month-end returns. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.

The indices and certain terms are defined on pages 23 to 24.

19

THE GLENMEDE FUND, INC.

International Secured Options Portfolio

PORTFOLIO HIGHLIGHTS

October 31, 2016

Average Annual Total Return
International Secured Options Portfolio		MSCI EAFE Index
Year ended 10/31/16	-1.47%	-3.23%
Since Inception 9/28/12 through 10/31/16	2.57%	4.92%

For the fiscal year ended October 31, 2016, the International Secured Options Portfolio wrote put and call options in an effort to reduce share price volatility, obtain option premiums and provide more stable returns. For this period, the Portfolio had a total return of -1.47% while its benchmark, the MSCI EAFE Index, returned -3.23%. With the underlying Index down for this 12 month period, the premiums we received for selling options provided downside protection for the Portfolio. The Portfolio’s gross annual operating expense ratio, as stated in the February 29, 2016 prospectus is 0.89%. This ratio can fluctuate and may differ from the expense ratio disclosed in the Financial Highlights section of this report.

*	Assumes the reinvestment of all dividends and distributions excluding withholding taxes.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The since inception performance quoted above reflects expense reimbursements in effect that would have been lower in their absence. Current performance may be higher or lower than the total return shown. Please call the Fund at 1-800-442-8299 to obtain the most recent month-end returns. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.

The indices and certain terms are defined on pages 23 to 24.

20

THE GLENMEDE FUND, INC.

International Portfolio

PORTFOLIO HIGHLIGHTS

October 31, 2016

Average Annual Total Return
		Return After Taxes on
International Portfolio	Return Before Taxes	Distributions	Distributions and Sale of Fund Shares	MSCI EAFE Index	Morningstar Foreign Large Value Average
Year ended 10/31/16	-3.44%	-4.16%	-1.94%	-3.23%	-1.81%
Five Years ended 10/31/16	2.97%	2.60%	2.34%	4.99%	4.30%
Ten Years ended 10/31/16	-0.44%	-1.00%	0.01%	1.22%	0.49%
Inception (11/17/88) through 10/31/16[1]	6.48%	5.16%	5.24%	4.20%	6.20%

For fiscal year ended October 31, 2016, the Portfolio underperformed the MSCI EAFE Index by .21% and Morningstar Foreign Large Value Average by 1.63%. The Portfolio’s performance had positive impacts from multifactor ranking models that biased Portfolio towards stocks with lower valuations, favorable fundamentals, positive earnings/revenue estimate trends and technicals. The performance benefitted from leading country/region indicators with relative overweightings in Pacific Rim stocks and underweightings of Italian/Spanish stocks, respectively. The Portfolio had positive relative stock performance in seven of eleven sectors. Most favorable contributions from stock selection came in the telecommunications services and health care sectors. Most negative relative performance from stock selection came in the industrials and consumer discretionary sectors. The Portfolio’s gross annual operating expense ratio, as stated in the February 29, 2016 Prospectus, is 1.24%. This ratio can fluctuate and may differ from the expense ratio disclosed in the Financial Highlights section of this report.

*	Assumes the reinvestment of all dividends and distributions excluding withholding taxes.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance quoted above reflects fee waivers in effect during the fiscal years ended October 31, 2015 and October 31,2016 that would have been lower in their absence. Current performance may be higher or lower than the total return shown. Please call the Fund at 1-800-442-8299 to obtain the most recent month-end returns. Returns other than after tax returns, do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, do not reflect the impact of state and local taxes and are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown.

[1]	Benchmark returns are for the period beginning November 30, 1988.
The indices and certain terms are defined on pages 23 to 24.

21

THE GLENMEDE PORTFOLIOS

Muni Intermediate Portfolio

PORTFOLIO HIGHLIGHTS

October 31, 2016

Average Annual Total Return
Muni Intermediate Portfolio		Bloomberg Barclays Capital Municipal 1-10 Year Blend Index	Morningstar Muni National Short Average
Year ended 10/31/16	2.45%	2.40%	1.10%
Five Years ended 10/31/16	2.21%	2.92%	1.16%
Ten Years ended 10/31/16	3.12%	3.93%	1.94%
Inception (06/05/92) through 10/31/16	4.14%	N/A*	3.05%

Muni Intermediate Portfolio outperformed its primary benchmark, the Bloomberg Barclays Capital Municipal 1-10 Year Blend Index, over the past year. The Portfolio’s duration was kept marginally below the benchmark duration consistently throughout the year in anticipation of the Federal Reserve hiking short-term rates. That expectation came to fruition in December 2015 with a single increase that was not followed with additional hikes. As economic data softened, rates moved lower and the yield curve flattened early in the year, the Portfolio benefitted from its barbell structure having elevated exposure in longer maturities within the benchmark maturities. While maintaining consistent duration levels, the Portfolio’s structure was adjusted to have less exposure to longer-dated maturities in the second half of the fiscal year. The Portfolio continued to maintain exposure to higher credit quality, so as to be consistent with the Portfolio’s goals of preservation of capital and high current Federal tax exempt interest income generation. The Portfolio’s gross annual operating expense ratio, as stated in the February 29, 2016 Prospectus, is 0.23%. This ratio can fluctuate and may differ from the expense ratio disclosed in the Financial Highlights in this report.

*	Index commenced 6/30/93. Thus Portfolio inception comparisons are not provided.
**	Assumes the reinvestment of all dividends and distributions.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the total return shown. Please call the Fund at 1-800-442-8299 to obtain the most recent month-end returns. Returns shown do not reflect taxes that a shareholder may pay on fund distributions or redemption of fund shares.

The indices and certain terms are defined on pages 23 to 24.

22

THE GLENMEDE FUND, INC.

THE GLENMEDE PORTFOLIOS

Glossary of Indices & Terms

Indices — It is not possible to invest directly in an index.

Bloomberg Barclays Capital Municipal 1-10 Year Blend Index is a composite index made up of several different broad sub-indices: the Barclays Capital Municipal 1-Year Index; Barclays Capital Municipal 3-Year Index; Barclays Capital Municipal 5-Year Index; Barclays Capital Municipal 7-Year Index and the Barclays Capital Municipal 10-Year Index. The total of all these indices represents all maturities between 1-10 Years.

Bloomberg Barclays Capital U.S. Treasury Bellwether 3-Month Index is a market value-weighted index of investment-grade fixed-rate public obligations of the U.S. Treasury with maturities of 3 months, excluding zero coupon strips.

Bloomberg Barclays Capital U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. Indexes are rebalanced by market capitalization each month.

Bloomberg Barclays Muni High Yield 5% Tobacco 2% Issuer Cap Index is an issuer constrained sub-index of the Bloomberg Barclays US Municipal High Yield Index that caps issuer exposure to 2% and tobacco stocks to 5%.

Bloomberg Barclays Municipal Bond Index is an unmanaged index of municipal bonds with maturities greater than two years.

The BofA Merrill Lynch 1-3 Year US Municipal Securities Index is a subset of The BofA Merrill Lynch US Municipal Securities Index including all securities with a remaining term to final maturity less than 3 years.

CBOE S&P 500 Buy-Write Index is an index designed to track the performance of a hypothetical covered call strategy on the S&P 500 Index.

MSCI EAFE Index is an unmanaged capitalization weighted composite portfolio consisting of equity total returns of countries in Australia, New Zealand, Europe and the Far East.

Russell 1000 Index is an unmanaged market capitalization weighted total return index which is comprised of the 1,000 largest companies in the Russell 3000 Index.

Russell 1000 Growth Index is an unmanaged capitalization weighted total return index which is comprised of securities in the Russell 1000 Index with greater than average growth orientation.

Russell 1000 Value Index is an unmanaged capitalization weighted total return index which is comprised of those securities in the Russell 1000 Index with a less than average growth orientation.

Russell 2000 Growth Index is an unmanaged capitalization weighted total return index which is comprised of those securities in the Russell 2000 Index with greater than average growth orientation.

Russell 2000 Index is an unmanaged market capitalization weighted total return index which measures the performance of the 2,000 smallest companies in the Russell 3000 Index.

Russell 2000 Value Index is an index measuring the performance approximately 2,000 small-cap companies in the Russell 3000 Index, which is made up of 3,000 of the biggest U.S. stocks. The Russell 2000 Value Index serves as a benchmark for small-cap stocks in the United States.

Russell 3000 Index is an unmanaged capitalization weighted total return index which is comprised of the 3,000 largest U.S. companies based on total market capitalization. The Index re-balances annually.

S&P 500 Index is a market capitalization weighted index comprised of 500 widely held common stocks.

S&P SmallCap 600 Growth Index is comprised of the S&P 600 Index, a market capitalization weighted index of U.S. small cap stocks with capitalizations ranging from about $300 million to $2 billion, that exhibit the strongest growth characteristics.

The S&P MidCap 400 Index is a capitalization weighted index of mid cap stocks with capitalizations ranging from about $750 million to $3 billion.

Morningstar Foreign Large Value Average funds invest mainly in big international stocks that are less expensive than the market as a whole. Most of these funds divide their assets among a dozen or more developed markets, including Japan, Britain, France, and Germany. They tend to invest the rest in emerging markets such as Hong Kong, Brazil, Mexico and Thailand. These funds typically will have less than 20% of assets invested in U.S. stocks.

Morningstar High Yield Muni Average funds invest at least 50% of assets in high-income municipal securities that are not rated or that are rated by a major agency such as S&P Global Ratings or Moody’s Investor Services at the level of BBB (considered speculative in the municipal industry) and below.

23

THE GLENMEDE FUND, INC.

THE GLENMEDE PORTFOLIOS

Glossary of Indices & Terms — (Concluded)

Morningstar Intermediate-Term Bond Average contains bond funds that have average durations of greater than 3.5 years and less than 6 years. Most of the funds rotate among a variety of sectors in the bond market, based upon that which appears to offer better values.

Morningstar Large Blend Average funds are fairly representative of the overall U.S. Stock market in size, growth rates, and price. The blend style is assigned to funds where neither growth nor value characteristics predominate. These funds tend to invest across the spectrum of U.S. industries, and owing to their broad exposure, the funds returns are often similar to those of the S&P 500 Index.

Morningstar Large Growth Average funds invest in big U.S. companies that are projected to grow faster than other large-cap stocks. This classification consists of stocks in the top 70% of the capitalization of the U.S. equity market defined as large-cap. Growth is defined based on fast growth (high growth rates for earnings, sales, book value, and cash flow) and high valuations (high price ratios and low dividend yields). Most of these funds focus on companies in rapidly expanding industries.

Morningstar Large Value Average funds focus on big companies that are less expensive or growing more slowly than other large-cap stocks. These funds often feature investments in energy, financial, or manufacturing sectors.

Morningstar Long/Short Average funds aim to deliberately exploit market movements through the use of a variety of derivative instruments. These can include (but are not limited to) futures, options, swaps, short sells along with physical positions.

Morningstar Mid-Cap Value Average funds invest primarily in mid-cap U.S. stocks that are value-oriented. Midcap stocks collectively represent 20% of the total capitalization of the U.S. equity market (large-cap stocks represent the top 70%). The mid-cap range for market capitalization typically falls between $1-$8 billion. Value is defined based on low valuations (low price ratios and high dividend yields) and slow growth (low growth rates for earnings, sales, book value, and cash flow).

Morningstar Muni National Short Average invests in bonds with an average duration of less than 4.5 years issued by state and local governments to fund projects. Such bonds are free from federal taxes and from state taxes in the issuing state.

Morningstar Small Blend Average funds favor firms at the smaller end of the market-capitalization range, and are flexible in the types of small caps they buy. Some aim to own an array of value and growth stocks while others employ a discipline that leads to holdings with valuations and growth rates close to the small-cap averages.

Morningstar Small Growth Average funds invest in faster-growing companies whose shares are at the lower end of the market capitalization range. This classification consists of favored companies in up-and-coming industries or young firms in their early growth stages. Because these businesses are fast growing and often richly valued, their stocks tend to be volatile. Stocks in the bottom 10% of the capitalization of the U.S. equity market are defined as small-cap. Growth is defined based on fast growth (high growth rates for earnings, sales, book value, and cash flow) and high valuations (high price ratios and low dividend yields).

Terms

Current Yield:    also referred to as the “SEC Yield,” refers to the income generated by an investment in the Portfolio over a 7-day period. This income is then “annualized.” The “effective yield” is calculated similarly but, when annualized, the income earned by an investment in the Portfolio is assumed to be reinvested. The “effective yield” will be slightly higher than the “current yield” because of the compounding effect of this assumed reinvestment. The yield quotation more closely reflects the current earnings of the Portfolio than the total return quotation.

Cash flow:    measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

Duration:    is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Securities with a longer duration generally have more volatile prices than securities of comparable quality with a shorter duration.

Market Capitalization:    is the market price of an entire company, calculated by multiplying the number of shares outstanding by the price per share.

Total return:    consists of price appreciation/depreciation and income as a percentage of the original investment.

24

THE GLENMEDE FUND, INC.

Shareholder Expenses (Unaudited)

As a shareholder of a Glenmede Portfolio, you incur ongoing costs, including management fees and/or shareholder servicing fees and other portfolio expenses. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Glenmede Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2016 to October 31, 2016.

Actual Expenses

The first line under each Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Portfolio under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line under each Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on each Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value (May 1, 2016)	Ending Account Value (October 31, 2016)	Annualized Expense Ratio	Expenses Paid During Period* (May 1 to October 31, 2016)
Core Fixed Income Portfolio
Actual	$1,000.00	$1,008.10	0.54%	$2.73
Hypothetical (5% return less expenses)	1,000.00	1,022.40	0.54	2.75
Strategic Equity Portfolio
Actual	1,000.00	1,020.70	0.84	4.27
Hypothetical (5% return less expenses)	1,000.00	1,020.90	0.84	4.27
Small Cap Equity Portfolio - Advisor
Actual	1,000.00	1,013.20	0.90	4.55
Hypothetical (5% return less expenses)	1,000.00	1,020.60	0.90	4.57
Small Cap Equity Portfolio - Institutional
Actual	1,000.00	1,013.90	0.70	3.54
Hypothetical (5% return less expenses)	1,000.00	1,021.60	0.70	3.56
Mid Cap Equity Portfolio - Advisor
Actual	1,000.00	989.60	1.00	5.00
Hypothetical (5% return less expenses)	1,000.00	1,020.10	1.00	5.08
Large Cap Value Portfolio
Actual	1,000.00	1,049.00	0.90	4.64
Hypothetical (5% return less expenses)	1,000.00	1,020.60	0.90	4.57
U.S. Emerging Growth Portfolio
Actual	1,000.00	1,041.40	0.92	4.72
Hypothetical (5% return less expenses)	1,000.00	1,020.50	0.92	4.67
Large Cap Core Portfolio - Advisor
Actual	1,000.00	1,038.00	0.87	4.46
Hypothetical (5% return less expenses)	1,000.00	1,020.80	0.87	4.42
Large Cap Core Portfolio - Institutional
Actual	1,000.00	1,039.60	0.67	3.43
Hypothetical (5% return less expenses)	1,000.00	1,021.80	0.67	3.41
Large Cap Growth Portfolio - Advisor
Actual	1,000.00	1,023.20	0.88	4.48
Hypothetical (5% return less expenses)	1,000.00	1,020.70	0.88	4.47
Large Cap Growth Portfolio - Institutional
Actual	1,000.00	1,024.60	0.68	3.46
Hypothetical (5% return less expenses)	1,000.00	1,021.70	0.68	3.46
Long/Short Portfolio
Actual	1,000.00	998.20	1.17	5.88
Hypothetical (5% return less expenses)	1,000.00	1,019.30	1.17	5.94
Total Market Portfolio
Actual	1,000.00	1,018.60	1.25	6.34
Hypothetical (5% return less expenses)	1,000.00	1,018.90	1.25	6.34

25

THE GLENMEDE FUND, INC.

Shareholder Expenses (Unaudited) — (Continued)

	Beginning Account Value (May 1, 2016)	Ending Account Value (October 31, 2016)	Annualized Expense Ratio	Expenses Paid During Period* (May 1 to October 31, 2016)
High Yield Municipal Portfolio
Actual	$1,000.00	$1,020.70	1.00%	$5.08
Hypothetical (5% return less expenses)	1,000.00	1,020.10	1.00	5.08
Responsible ESG U.S. Equity Portfolio
Actual	1,000.00	1,057.40	1.00	5.17
Hypothetical (5% return less expenses)	1,000.00	1,020.10	1.00	5.08
Women in Leadership U.S. Equity Portfolio
Actual	1,000.00	1,047.90	1.00	5.15
Hypothetical (5% return less expenses)	1,000.00	1,020.10	1.00	5.08
Short Term Tax Aware Fixed Income Portfolio**
Actual	1,000.00	999.80	0.55	1.86
Hypothetical (5% return less expenses)	1,000.00	1,015.10	0.55	1.88
Secured Options Portfolio - Advisor
Actual	1,000.00	1,069.60	0.85	4.42
Hypothetical (5% return less expenses)	1,000.00	1,020.90	0.85	4.32
International Secured Options Portfolio
Actual	1,000.00	1,026.80	0.87	4.43
Hypothetical (5% return less expenses)	1,000.00	1,020.80	0.87	4.42
International Portfolio
Actual	1,000.00	985.30	1.00	4.99
Hypothetical (5% return less expenses)	1,000.00	1,020.10	1.00	5.08

*	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), which is net of fee waivers, dividends on securities sold short and expense reimbursements, if any, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the calendar year (366 days).
**	The Short Term Tax Aware Fixed Income Portfolio commenced operations on June 29, 2016. Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (124 days) (the Portfolio began accruing expenses on June 29, 2016), and divided by the number of days in the calendar year (366 days).

26

THE GLENMEDE PORTFOLIOS

Shareholder Expenses (Unaudited)

As a shareholder of the Glenmede Muni Intermediate Portfolio, you incur ongoing costs, including shareholder servicing fees and other portfolio expenses. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Glenmede Muni Intermediate Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2016 to October 31, 2016.

Actual Expenses

The first line under the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for the Portfolio under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line under the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Glenmede Muni Intermediate Portfolio, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Therefore, the second line under the Portfolio in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

	Beginning Account Value (May 1, 2016)	Ending Account Value (October 31, 2016)	Annualized Expense Ratio	Expenses Paid During Period* (May 1 to October 31, 2016)
Muni Intermediate Portfolio
Actual	$1,000.00	$1,002.90	0.24%	$1.21
Hypothetical (5% return less expenses)	1,000.00	1,023.90	0.24	1.22

*	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the calendar year (366 days).

27

THE GLENMEDE FUND, INC.

STATEMENTS OF ASSETS AND LIABILITIES

October 31, 2016

	Core Fixed Income Portfolio	Strategic Equity Portfolio	Small Cap Equity Portfolio
Assets:
Investments[1]:
Investments at value[2]	$482,323,057	$176,407,294	$2,585,681,584
Repurchase agreements at value	7,178,355	3,785,105	78,969,763

Total investments	489,501,412	180,192,399	2,664,651,347

Receivable for securities sold	—	—	19,131,701
Receivable for fund shares sold	263,187	252,869	11,535,824
Dividends receivable	—	139,989	602,995
Interest receivable	3,976,396	1	22
Securities lending receivable	479	314	43,967
Prepaid expenses	2,075	695	45,226

Total assets	493,743,549	180,586,267	2,696,011,082

Liabilities:
Payable for securities purchased	—	—	22,353,576
Obligation to return securities lending collateral	6,361,580	3,551,054	36,102,827
Payable for fund shares redeemed	173,970	1,098	3,213,129
Payable for Management fees	144,201	83,005	1,261,665
Payable for Directors’ fees	6,763	2,537	40,994
Payable to Affiliate	41,200	30,184	354,638
Accrued expenses	144,066	54,432	772,304

Total liabilities	6,871,780	3,722,310	64,099,133

Net Assets	$486,871,769	$176,863,957	$2,631,911,949

Net Assets consist of:
Par value ($0.001 of shares outstanding)	$43,223	$8,445	$100,811
Paid-in capital in excess of par value	473,372,282	116,164,930	2,435,430,442
Undistributed net investment income	771,361	224,912	401,702
Accumulated net realized gain from investment transactions	3,221,283	11,524,103	39,355,866
Net unrealized appreciation on investments	9,463,620	48,941,567	156,623,128
Total Net Assets	$486,871,769	$176,863,957	$2,631,911,949

Shares Outstanding[3]	43,222,646	8,445,083	100,811,020

Net Asset Value Per Share	$11.26	$20.94	$—

Advisor Class — based on net assets of $1,367,160,070, and shares outstanding of 53,391,056	—	—	25.61

Institutional Class — based on net assets of $1,264,751,879 and shares outstanding of 47,419,964	—	—	26.67

[1] Investment at cost	$480,037,792	$131,250,832	$2,508,028,219
[2] Market value of securities on loan	$6,235,162	$3,416,893	$34,255,630
[3] Authorized shares	160,000,000	150,000,000	—
Authorized shares - Advisor Class	—	—	180,000,000
Authorized shares - Institutional Class	—	—	135,000,000

See Notes to Financial Statements.

28

THE GLENMEDE FUND, INC.

STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

October 31, 2016

	Mid Cap Equity Portfolio	Large Cap Value Portfolio	U.S. Emerging Growth Portfolio
Assets:
Investments[1]:
Investments at value[2]	$18,270,632	$71,811,050	$54,645,109
Repurchase agreements at value	311,752	320,660	412,997

Total investments	18,582,384	72,131,710	55,058,106

Cash	2,731	—	—
Receivable for fund shares sold	—	1,186	2,308
Dividends receivable	8,900	176,375	5,120
Securities lending receivable	383	—	1,505
Prepaid expenses	396	294	204

Total assets	18,594,794	72,309,565	55,067,243

Liabilities:
Payable for securities purchased	66,378	77,362	—
Obligation to return securities lending collateral	446,056	—	1,496,136
Payable for fund shares redeemed	—	29	17,225
Payable for Management fees	8,573	33,649	25,413
Payable for Directors’ fees	369	1,074	743
Payable to Affiliate	3,888	12,236	11,552
Accrued expenses	20,986	30,900	21,093

Total liabilities	546,250	155,250	1,572,162

Net Assets	$18,048,544	$72,154,315	$53,495,081

Net Assets consist of:
Par value ($0.001 of shares outstanding)	$1,822	$7,061	$5,621
Paid-in capital in excess of par value	19,774,317	62,057,628	46,235,709
Undistributed net investment income	11,382	197,031	11,278
Accumulated net realized gain (loss) from investment transactions	(2,620,691)	5,131,032	(432,058)
Net unrealized appreciation on investments	881,714	4,761,563	7,674,531
Total Net Assets	$18,048,544	$72,154,315	$53,495,081

Shares Outstanding[3]	1,822,446	7,061,020	5,621,111

Net Asset Value Per Share	$—	$10.22	$9.52

Advisor Class — based on net assets of $18,048,544, and shares outstanding of 1,822,446	9.90	—	—

[1] Investment at cost	$17,700,670	$67,370,147	$47,383,575
[2] Market value of securities on loan	$409,964	$—	$1,480,071
[3] Authorized shares	—	175,000,000	140,000,000
Authorized shares - Advisor Class	120,000,000	—	—
Authorized shares - Institutional Class	120,000,000	—	—

See Notes to Financial Statements.

29

THE GLENMEDE FUND, INC.

STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

October 31, 2016

	Large Cap Core Portfolio	Large Cap Growth Portfolio	Long/Short Portfolio
Assets:
Investments[1]:
Investments at value[2]	$1,972,678,963	$3,008,343,419	$234,974,156
Repurchase agreements at value	14,223,371	18,094,528	5,813,985

Total investments	1,986,902,334	3,026,437,947	240,788,141

Receivable for fund shares sold	2,391,707	3,423,615	190,124
Dividends receivable	1,419,339	2,403,301	152,983
Interest receivable	4	5	2
Securities lending receivable	35,829	1,239	329
Cash collateral on deposit at broker (Note 1)	—	—	161,256,352
Prepaid expenses	39,282	41,189	1,004

Total assets	1,990,788,495	3,032,307,296	402,388,935

Liabilities:
Obligation to return securities lending collateral	19,850,223	—	4,252,730
Payable for fund shares redeemed	2,176,591	5,990,075	68,026
Dividend payable on securities sold short	—	—	112,098
Payable for securities sold short, at value[3]	—	—	158,239,255
Payable for Management fees	928,106	1,435,154	172,350
Payable for Directors’ fees	33,465	36,518	3,405
Payable to Affiliate	289,255	515,783	40,553
Accrued expenses	727,145	873,400	87,065

Total liabilities	24,004,785	8,850,930	162,975,482

Net Assets	$1,966,783,710	$3,023,456,366	$239,413,453

Net Assets consist of:
Par value ($0.001 of shares outstanding)	$87,951	$122,096	$21,016
Paid-in capital in excess of par value	1,757,195,707	2,842,307,327	231,423,230
Undistributed (distributions in excess of) net investment income	1,568,955	917,908	(795,240)
Accumulated net realized loss from investment transactions	(1,514,945)	(21,694,349)	(18,467,451)
Net unrealized appreciation on investments	209,446,042	201,803,384	21,253,865
Net unrealized appreciation on securities sold short	—	—	5,978,033
Total Net Assets	$1,966,783,710	$3,023,456,366	$239,413,453

Shares Outstanding[4]	87,950,634	122,095,538	21,016,267

Net Asset Value Per Share	$—	$—	$11.39

Advisor Class — based on net assets of $1,691,801,874 and $2,988,342,049, respectively, and shares outstanding of 75,656,148 and 120,677,789, respectively	22.36	24.76	—

Institutional Class — based on net assets of $274,981,836 and $35,114,317, respectively and shares outstanding of 12,294,486 and 1,417,749, respectively	22.37	24.77	—

[1] Investment at cost	$1,777,456,292	$2,824,634,563	$219,534,276
[2] Market value of securities on loan	$19,687,414	$—	$4,265,614
[3] Proceeds from securities sold short	$—	$—	$164,217,288
[4] Authorized shares	—	—	120,000,000
Authorized shares - Advisor Class	155,000,000	140,000,000	—
Authorized shares - Institutional Class	155,000,000	140,000,000	—

See Notes to Financial Statements.

30

THE GLENMEDE FUND, INC.

STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

October 31, 2016

	Total Market Portfolio	High Yield Municipal Portfolio[1]	Responsible ESG U.S. Equity Portfolio[1]
Assets:
Investments[2]:
Investments at value	$77,712,890	$151,232,487	$6,510,028
Repurchase agreements at value	201,551	—	106,445

Total investments	77,914,441	151,232,487	6,616,473

Cash	—	5,868,961	—
Receivable from Advisor	—	10,394	—
Receivable for securities sold	—	149,545	—
Receivable for fund shares sold	12,504	440,403	—
Dividends receivable	38,368	—	4,107
Interest receivable	—	1,599,197	—
Prepaid expenses	318	1,886	90

Total assets	77,965,631	159,302,873	6,620,670

Liabilities:
Payable for securities purchased	—	2,384	32,936
Payable for when-issued securities	—	5,224,713	—
Payable to Advisor	—	—	12,929
Payable for fund shares redeemed	19,363	9,133	—
Dividend payable on securities sold short	12,900	—	—
Payable for securities sold short, at value[3]	16,737,338	—	—
Payable for Management fees	44,903	82,434	3,058
Payable for Directors’ fees	1,082	1,426	55
Payable to Affiliate	10,567	31,705	1,112
Accrued expenses	56,884	60,778	10,019

Total liabilities	16,883,037	5,412,573	60,109

Net Assets	$61,082,594	$153,890,300	$6,560,561

Net Assets consist of:
Par value ($0.001 of shares outstanding)	$4,169	$14,812	$605
Paid-in capital in excess of par value	48,431,785	151,669,983	6,202,769
Undistributed net investment income	18,311	307,166	4,238
Accumulated net realized gain (loss) from investment transactions	(1,097,026)	604,722	(35,376)
Net unrealized appreciation on investments	12,010,538	1,293,617	388,325
Net unrealized appreciation on securities sold short	1,714,817	—	—
Total Net Assets	$61,082,594	$153,890,300	$6,560,561

Shares Outstanding[4]	4,169,258	14,811,686	605,031

Net Asset Value Per Share	$14.65	$10.39	$10.84

[1] Portfolio commenced operations on December 22, 2015.
[2] Investment at cost	$65,903,903	$149,938,870	$6,228,148
[3] Proceeds from securities sold short	$18,452,155	$—	$—
[4] Authorized shares	120,000,000	80,000,000	80,000,000

See Notes to Financial Statements.

31

THE GLENMEDE FUND, INC.

STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

October 31, 2016

	Women in Leadership U.S. Equity Portfolio[1]	Short Term Tax Aware Fixed Income Portfolio[2]	Secured Options Portfolio
Assets:
Investments[3]:
Investments at value	$6,473,592	$31,339,631	$520,058,655
Repurchase agreements at value	107,886	—	41,080,677

Total investments	6,581,478	31,339,631	561,139,332

Cash	—	39,476	—
Receivable from Advisor	—	12,833	—
Receivable for fund shares sold	—	—	336,519
Dividends receivable	5,590	143	—
Interest receivable	—	274,249	11
Cash collateral on deposit at broker (Note 1)	—	—	22,475,062
Prepaid expenses	82	21,695	8,485

Total assets	6,587,150	31,688,027	583,959,409

Liabilities:
Payable for securities purchased	45,473	—	—
Payable for when-issued securities	—	1,586,545	—
Payable to Advisor	12,095	—	—
Payable for fund shares redeemed	—	—	140,322
Options written, at value[4]	—	—	9,086,075
Payable for Management fees	3,034	8,949	265,948
Payable for Directors’ fees	50	302	6,782
Payable to Affiliate	1,103	2,557	96,708
Accrued expenses	8,737	13,228	163,735

Total liabilities	70,492	1,611,581	9,759,570

Net Assets	$6,516,658	$30,076,446	$574,199,839

Net Assets consist of:
Par value ($0.001 of shares outstanding)	$612	$3,011	$46,124
Paid-in capital in excess of par value	6,280,567	30,150,028	541,675,584
Undistributed net investment income	8,760	12,343	(23,727)
Accumulated net realized gain (loss) from investment transactions	(9,549)	(130)	29,092,583
Net unrealized appreciation (depreciation) on investments	236,268	(88,806)	4,383,835
Net unrealized appreciation (depreciation) on options written	—	—	(974,560)
Total Net Assets	$6,516,658	$30,076,446	$574,199,839

Shares Outstanding[5]	611,683	3,011,382	46,124,459

Net Asset Value Per Share	$10.65	$9.99	$—

Advisor Class — based on net assets of $574,199,839, and shares outstanding of 46,124,459	—	—	12.45

[1] Portfolio commenced operations on December 22, 2015.
[2] The Short Term Tax Aware Fixed Income Portfolio commenced operations on June 29, 2016.
[3] Investment at cost	$6,345,210	$31,428,437	$556,755,497
[4] Premiums received from options written	$—	$—	$8,111,515
[5] Authorized shares	80,000,000	80,000,000	—
Authorized shares - Advisor Class	—	—	160,000,000
Authorized shares - Institutional Class	—	—	160,000,000

See Notes to Financial Statements.

32

THE GLENMEDE FUND, INC.

STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

October 31, 2016

	International Secured Options Portfolio	International Portfolio
Assets:
Investments[1]:
Investments at value	$24,597,137	$437,017,936
Repurchase agreements at value	2,257,479	4,196,979

Total investments	26,854,616	441,214,915

Receivable from Advisor	—	45,007
Receivable for securities sold	25	39,328,626
Receivable for fund shares sold	17,358	290,385
Dividends receivable	30,388	435,390
Securities lending receivable	—	30
Cash collateral on deposit at broker (Note 1)	1,993,324	—
Foreign tax reclaims receivable	61,497	248,440
Prepaid expenses	135	1,560

Total assets	28,957,343	481,564,353

Liabilities:
Payable for securities purchased	—	39,696,592
Payable for fund shares redeemed	—	28,102
Options written, at value[2]	101,530	—
Payable for Management fees	13,472	281,335
Payable for Directors’ fees	565	5,618
Payable to Affiliate	4,899	93,778
Accrued expenses	18,693	174,656

Total liabilities	139,159	40,280,081

Net Assets	$28,818,184	$441,284,272

Net Assets consist of:
Par value ($0.001 of shares outstanding)	$3,003	$34,596
Paid-in capital in excess of par value	35,950,930	509,368,007
Undistributed net investment income	23,622	65,797
Accumulated net realized loss from investment transactions	(7,645,542)	(81,660,891)
Net unrealized appreciation on investments	395,320	13,477,024
Net unrealized appreciation on options written	90,851	—
Net unrealized appreciation (depreciation) on foreign currencies	—	(261)
Total Net Assets	$28,818,184	$441,284,272

Shares Outstanding[3]	3,002,897	34,595,576

Net Asset Value Per Share	$9.60	$12.76

[1] Investment at cost	$26,459,296	$427,737,891
[2] Premiums received from options written	$192,381	$—
[3] Authorized shares	120,000,000	120,000,000

See Notes to Financial Statements.

33

THE GLENMEDE FUND, INC.

STATEMENTS OF OPERATIONS

For the Year Ended October 31, 2016

	Core Fixed Income Portfolio	Strategic Equity Portfolio	Small Cap Equity Portfolio
Investment income:
Dividends	$—	$3,109,843	$25,298,180
Interest	10,725,769	226	5,878
Income from security lending	17,356	5,593	337,259

Total investment income	10,743,125	3,115,662	25,641,317

Expenses:
Management fees	1,581,150	930,279	13,757,093
Administration, transfer agent and custody fees	260,667	96,812	1,756,398
Professional fees	46,422	17,076	267,858
Shareholder report expenses	52,807	21,505	408,917
Shareholder servicing fees	451,757	338,283	—
Shareholder servicing fees (Advisor Class)	—	—	3,491,229
Shareholder servicing fees (Institutional Class)	—	—	552,399
Directors’ fees and expenses	23,168	8,677	130,883
Registration and filing fees	7,677	7,147	52,571
Other expenses	19,958	7,322	192,549

Total expenses	2,443,606	1,427,101	20,609,897

Net expenses	2,443,606	1,427,101	20,609,897

Net investment income	8,299,519	1,688,561	5,031,420

Realized and unrealized gain (loss):
Net realized gain on: Investment transactions	4,002,597	11,529,759	45,618,145

Net change in unrealized gain (loss) of: Investments	1,587,602	(4,959,292)	(46,930,013)

Net realized and unrealized gain (loss)	5,590,199	6,570,467	(1,311,868)

Net increase in net assets resulting from operations	$13,889,718	$8,259,028	$3,719,552

See Notes to Financial Statements.

34

THE GLENMEDE FUND, INC.

STATEMENTS OF OPERATIONS — (Continued)

For the Year Ended October 31, 2016

	Mid Cap Equity Portfolio	Large Cap Value Portfolio	U.S. Emerging Growth Portfolio
Investment income:
Dividends	$390,049	$1,939,839	$587,558
Interest	55	32	35
Income from security lending	10,704	14,386	35,709

Total investment income	400,808	1,954,257	623,302

Expenses:
Management fees	132,508	392,705	273,207
Administration, transfer agent and custody fees	39,047	71,130	44,030
Professional fees	2,666	6,603	4,916
Shareholder report expenses	4,583	10,147	6,668
Shareholder servicing fees	—	142,802	124,185
Shareholder servicing fees (Advisor Class)	60,231	—	—
Directors’ fees and expenses	1,325	3,712	2,517
Registration and filing fees	33,236	16,887	8,066
Other expenses	4,147	3,644	3,963

Total expenses	277,743	647,630	467,552

Less expenses waived/reimbursed	(36,820)	—	—

Net expenses	240,923	647,630	467,552

Net investment income	159,885	1,306,627	155,750

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	(2,499,920)	5,238,363	(318,278)

Net change in unrealized gain (loss) of: Investments	756,464	(3,024,298)	920,544

Net realized and unrealized gain (loss)	(1,743,456)	2,214,065	602,266

Net increase (decrease) in net assets resulting from operations	$(1,583,571)	$3,520,692	$758,016

See Notes to Financial Statements.

35

THE GLENMEDE FUND, INC.

STATEMENTS OF OPERATIONS — (Continued)

For the Year Ended October 31, 2016

	Large Cap Core Portfolio	Large Cap Growth Portfolio	Long/Short Portfolio
Investment income:
Dividends	$41,316,265	$35,170,592	$4,418,339
Interest	1,744	2,009	1,041
Income from security lending	302,034	357,605	35,834

Total investment income	41,620,043	35,530,206	4,455,214

Expenses:
Management fees	11,364,061	12,653,691	2,724,661
Administration, transfer agent and custody fees	1,680,943	2,026,438	176,715
Professional fees	227,776	245,954	23,554
Shareholder report expenses	322,897	348,747	31,685
Shareholder servicing fees	—	—	454,110
Shareholder servicing fees (Advisor Class)	3,685,860	4,572,522	—
Dividends on securities sold short	—	—	2,730,862
Directors’ fees and expenses	107,758	117,912	11,728
Registration and filing fees	83,845	126,261	21,089
Other expenses	229,077	189,426	15,890

Total expenses	17,702,217	20,280,951	6,190,294

Less expenses waived/reimbursed	—	—	(794,693)

Net expenses	17,702,217	20,280,951	5,395,601

Net investment income (loss)	23,917,826	15,249,255	(940,387)

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	(1,338,440)	(4,531,961)	(1,826,086)
Securities sold short	—	—	(1,494,968)

Net realized loss	(1,338,440)	(4,531,961)	(3,321,054)

Net change in unrealized gain (loss) of:
Investments	68,724,402	31,738	10,007,001
Securities sold short	—	—	(4,273,799)

Net change in unrealized gain	68,724,402	31,738	5,733,202

Net realized and unrealized gain (loss)	67,385,962	(4,500,223)	2,412,148

Net increase in net assets resulting from operations	$91,303,788	$10,749,032	$1,471,761

See Notes to Financial Statements.

36

THE GLENMEDE FUND, INC.

STATEMENTS OF OPERATIONS — (Continued)

For the Year Ended October 31, 2016

	Total Market Portfolio	High Yield Municipal Portfolio[1]	Responsible ESG U.S. Equity Portfolio[1]
Investment income:
Dividends	$1,926,391	$—	$59,083
Interest	18	2,926,738	5
Income from security lending	10,986	—	—

Total investment income	1,937,395	2,926,738	59,088

Expenses:
Management fees	854,570	552,089	18,425
Administration, transfer agent and custody fees	142,317	69,142	19,855
Professional fees	7,575	17,013	733
Shareholder report expenses	13,358	19,050	3,215
Shareholder servicing fees	142,428	212,342	6,700
Dividends on securities sold short	504,485	—	—
Directors’ fees and expenses	3,917	4,089	149
Short position flex fees	146,411	—	—
Offering expenses	—	30,384	19,647
Registration and filing fees	22,347	3,874	3,722
Other expenses	3,765	15,414	1,777

Total expenses	1,841,173	923,397	74,223

Less expenses waived/reimbursed	(300,101)	(74,030)	(40,724)

Net expenses	1,541,072	849,367	33,499

Net investment income	396,323	2,077,371	25,589

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	(751,552)	597,983	(37,331)
Securities sold short	621,987	—	—

Net realized gain (loss)	(129,565)	597,983	(37,331)

Net change in unrealized gain (loss) of:
Investments	(262,089)	1,293,617	388,325
Securities sold short	(694,316)	—	—

Net change in unrealized gain (loss)	(956,405)	1,293,617	388,325

Net realized and unrealized gain (loss)	(1,085,970)	1,891,600	350,994

Net increase (decrease) in net assets resulting from operations	$(689,647)	$3,968,971	$376,583

[1]	Portfolio commenced operations on December 22, 2015.

See Notes to Financial Statements.

37

THE GLENMEDE FUND, INC.

STATEMENTS OF OPERATIONS — (Continued)

For the Year Ended October 31, 2016

	Women in Leadership U.S. Equity Portfolio[1]	Short Term Tax Aware Fixed Income Portfolio[2]	Secured Options Portfolio
Investment income:
Dividends	$71,070	$12,400	$223,427
Interest	5	62,891	208,489

Total investment income	71,075	75,291	431,916

Expenses:
Management fees	16,856	26,017	2,522,624
Administration, transfer agent and custody fees	16,388	11,086	275,852
Professional fees	711	2,109	54,345
Shareholder report expenses	2,492	889	53,547
Shareholder servicing fees	6,129	7,433	—
Shareholder servicing fees (Advisor Class)	—	—	917,318
Directors’ fees and expenses	133	403	22,498
Offering expenses	19,647	17,184	—
Registration and filing fees	4,298	172	24,566
Other expenses	1,744	2,381	33,909

Total expenses	68,398	67,674	3,904,659

Less expenses waived/reimbursed	(37,751)	(26,790)	—

Net expenses	30,647	40,884	3,904,659

Net investment income (loss)	40,428	34,407	(3,472,743)

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	(9,578)	(130)	264,711
Options written	—	—	36,051,561

Net realized gain (loss)	(9,578)	(130)	36,316,272

Net change in unrealized gain (loss) of:
Investments	236,268	(88,806)	244,394
Options written	—	—	(4,695,056)

Net change in unrealized gain (loss)	236,268	(88,806)	(4,450,662)

Net realized and unrealized gain (loss)	226,690	(88,936)	31,865,610

Net increase (decrease) in net assets resulting from operations	$267,118	$(54,529)	$28,392,867

[1]	Portfolio commenced operations on December 22, 2015.
[2]	The Short Term Tax Aware Fixed Income Portfolio commenced operations on June 29, 2016.

See Notes to Financial Statements.

38

THE GLENMEDE FUND, INC.

STATEMENTS OF OPERATIONS — (Continued)

For the Year Ended October 31, 2016

	International Secured Options Portfolio	International Portfolio
Investment income:
Dividends[1]	$933,361	$11,027,663
Interest	753	426
Income from security lending	—	346

Total investment income	934,114	11,028,435

Expenses:
Management fees	203,207	2,833,326
Administration, transfer agent and custody fees	37,180	285,410
Professional fees	3,538	38,518
Shareholder report expenses	5,695	41,230
Shareholder servicing fees	73,894	944,442
Directors’ fees and expenses	1,971	18,436
Interest expense	3,389	—
Registration and filing fees	4,279	18,566
Other expenses	6,728	48,315

Total expenses	339,881	4,228,243

Less expenses waived/reimbursed	—	(317,958)

Net expenses	339,881	3,910,285

Net investment income	594,233	7,118,150

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	(3,203,812)	(25,769,702)
Options written	1,313,495	—
Foreign currency transactions	—	(3,457)

Net realized loss	(1,890,317)	(25,773,159)

Net change in unrealized gain (loss) of:
Investments	(27,408)	9,945,309
Options written	(308,329)	—
Foreign currency translation	—	3,569

Net change in unrealized gain (loss)	(335,737)	9,948,878

Net realized and unrealized loss	(2,226,054)	(15,824,281)

Net decrease in net assets resulting from operations	$(1,631,821)	$(8,706,131)

[1]	The International Secured Options Portfolio and International Portfolio had foreign dividend withholding taxes of $83,998 and $962,220, respectively.

See Notes to Financial Statements.

39

THE GLENMEDE FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS

For the Year Ended October 31, 2016

	Core Fixed Income Portfolio	Strategic Equity Portfolio	Small Cap Equity Portfolio
Increase (decrease) in net assets
Operations:
Net investment income	$8,299,519	$1,688,561	$5,031,420
Net realized gain on:
Investment transactions	4,002,597	11,529,759	45,618,145
Net change in unrealized gain (loss) of:
Investments	1,587,602	(4,959,292)	(46,930,013)

Net increase in net assets resulting from operations	13,889,718	8,259,028	3,719,552
Distributions to shareholders from:
Net investment income:
Net investment income	(9,014,871)	(1,637,895)	—
Advisor Class	—	—	(2,474,096)
Institutional Class	—	—	(3,200,553)
Net realized gain on investments:
Net realized gain on investments	(2,439,232)	(13,128,265)	—
Advisor Class	—	—	(13,378,586)
Institutional Class	—	—	(8,784,493)
Net increase in net assets from capital share transactions (See note 5)	51,349,802	8,962,341	293,017,683

Net increase in net assets	53,785,417	2,455,209	268,899,507

NET ASSETS:
Beginning of year	433,086,352	174,408,748	2,363,012,442

End of year	$486,871,769	$176,863,957	$2,631,911,949

Undistributed net investment income included in net assets at end of year	$771,361	$224,912	$401,702

For the Year Ended October 31, 2015

	Core Fixed Income Portfolio	Strategic Equity Portfolio	Small Cap Equity Portfolio
Increase (decrease) in net assets
Operations:
Net investment income	$8,961,067	$1,845,569	$2,791,245
Net realized gain on:
Investment transactions	4,825,719	13,133,258	18,859,276
Net change in unrealized gain (loss) of:
Investments	(4,577,284)	(7,098,768)	23,549,472

Net increase in net assets resulting from operations	9,209,502	7,880,059	45,199,993
Distributions to shareholders from:
Net investment income:
Net investment income	(9,615,897)	(1,864,778)	—
Advisor Class	—	—	(828,513)
Institutional Class	—	—	(679,541)
Net realized gain on investments:
Net realized gain on investments	—	(21,336,630)	—
Advisor Class	—	—	(44,608,930)
Institutional Class	—	—	(21,724,086)
Net increase in net assets from capital share transactions (See note 5)	6,964,988	5,362,552	714,527,544

Net increase (decrease) in net assets	6,558,593	(9,958,797)	691,886,467

NET ASSETS:
Beginning of year	426,527,759	184,367,545	1,671,125,975

End of year	$433,086,352	$174,408,748	$2,363,012,442

Undistributed net investment income included in net assets at end of year	$742,264	$198,345	$537,455

See Notes to Financial Statements.

40

THE GLENMEDE FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the Year Ended October 31, 2016

	Mid Cap Equity Portfolio	Large Cap Value Portfolio	U.S. Emerging Growth Portfolio
Increase (decrease) in net assets
Operations:
Net investment income	$159,885	$1,306,627	$155,750
Net realized loss on:
Investment transactions	(2,499,920)	5,238,363	(318,278)
Net change in unrealized gain (loss) of:
Investments	756,464	(3,024,298)	920,544

Net increase (decrease) in net assets resulting from operations	(1,583,571)	3,520,692	758,016
Distributions to shareholders from:
Net investment income:
Net investment income	—	(1,197,701)	(156,347)
Advisor Class	(174,492)	—	—
Net realized gain on investments:
Net realized gain on investments	—	(8,668,626)	(312,897)
Advisor Class	(229,576)	—	—
Net increase (decrease) in net assets from capital share transactions (See note 5)	(9,943,336)	(4,564,658)	7,939,249

Net increase (decrease) in net assets	(11,930,975)	(10,910,293)	8,228,021

NET ASSETS:
Beginning of year	29,979,519	83,064,608	45,267,060

End of year	$18,048,544	$72,154,315	$53,495,081

Undistributed net investment income included in net assets at end of year	$11,382	$197,031	$11,278

For the Year Ended October 31, 2015

	Mid Cap Equity Portfolio	Large Cap Value Portfolio	U.S. Emerging Growth Portfolio
Increase (decrease) in net assets
Operations:
Net investment income	$93,626	$935,267	$123,867
Net realized gain on:
Investment transactions	110,976	8,611,817	228,228
Net change in unrealized gain (loss) of:
Investments	(341,355)	(7,977,740)	334,410

Net increase (decrease) in net assets resulting from operations	(136,753)	1,569,344	686,505
Distributions to shareholders from:
Net investment income:
Net investment income	—	(815,155)	(79,896)
Advisor Class	(61,611)	—	—
Net realized gain on investments	—	(13,144,370)	(3,631,479)
Net increase (decrease) in net assets from capital share transactions (See note 5)	20,912,955	(3,187,062)	9,806,458

Net increase (decrease) in net assets	20,714,591	(15,577,243)	6,781,588

NET ASSETS:
Beginning of year	9,264,928	98,641,851	38,485,472

End of year	$29,979,519	$83,064,608	$45,267,060

Undistributed net investment income included in net assets at end of year	$32,417	$93,014	$16,178

See Notes to Financial Statements.

41

THE GLENMEDE FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the Year Ended October 31, 2016

	Large Cap Core Portfolio	Large Cap Growth Portfolio	Long/Short Portfolio
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$23,917,826	$15,249,255	$(940,387)
Net realized loss on:
Investment transactions	(1,338,440)	(4,531,961)	(1,826,086)
Securities sold short	—	—	(1,494,968)
Net change in unrealized gain (loss) of:
Investments	68,724,402	31,738	10,007,001
Securities sold short	—	—	(4,273,799)

Net increase in net assets resulting from operations	91,303,788	10,749,032	1,471,761
Distributions to shareholders from:
Net investment income:
Advisor Class	(20,214,714)	(14,728,311)	—
Institutional Class	(2,902,174)	(108,903)	—
Net realized gain on investments:
Advisor Class	(17,780,806)	—	—
Net increase in net assets from capital share transactions (See note 5)	273,099,412	1,068,373,832	44,461,487

Net increase in net assets	323,505,506	1,064,285,650	45,933,248

NET ASSETS:
Beginning of year	1,643,278,204	1,959,170,716	193,480,205

End of year	$1,966,783,710	$3,023,456,366	$239,413,453

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$1,568,955	$917,908	$(795,240)

For the Year Ended October 31, 2015

	Large Cap Core Portfolio	Large Cap Growth Portfolio	Long/Short Portfolio
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$11,739,691	$8,570,847	$(1,097,577)
Net realized gain (loss) on:
Investment transactions	17,542,419	(17,124,435)	2,976,822
Securities sold short	—	—	(7,339,903)
Net change in unrealized gain of:
Investments	25,398,817	118,880,584	269,140
Securities sold short	—	—	11,284,039

Net increase in net assets resulting from operations	54,680,927	110,326,996	6,092,521
Distributions to shareholders from:
Net investment income:
Advisor Class	(11,254,628)	(8,095,027)	—
Net realized gain on investments:
Advisor Class	(23,130,256)	(19,355,767)	—
Net increase in net assets from capital share transactions (See note 5)	898,893,382	1,245,932,169	77,422,720

Net increase in net assets	919,189,425	1,328,808,371	83,515,241

NET ASSETS:
Beginning of year	724,088,779	630,362,345	109,964,964

End of year	$1,643,278,204	$1,959,170,716	$193,480,205

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$874,757	$701,315	$(1,134,949)

See Notes to Financial Statements.

42

THE GLENMEDE FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the Year Ended October 31, 2016

	Total Market Portfolio	High Yield Municipal Portfolio[1]	Responsible ESG U.S. Equity Portfolio[1]
Increase (decrease) in net assets
Operations:
Net investment income	$396,323	$2,077,371	$25,589
Net realized gain (loss) on:
Investment transactions	(751,552)	597,983	(37,331)
Securities sold short	621,987	—	—
Net change in unrealized gain (loss) of:
Investments	(262,089)	1,293,617	388,325
Securities sold short	(694,316)	—	—

Net increase (decrease) in net assets resulting from operations	(689,647)	3,968,971	376,583
Distributions to shareholders from:
Net investment income	(408,601)	(1,770,974)	(20,176)
Net increase (decrease) in net assets from capital share transactions (See note 5)	(26,552,825)	151,692,303	6,204,154

Net increase (decrease) in net assets	(27,651,073)	153,890,300	6,560,561

NET ASSETS:
Beginning of year	88,733,667	—	—

End of year	$61,082,594	$153,890,300	$6,560,561

Undistributed net investment income included in net assets at end of year	$18,311	$307,166	$4,238

[1]	Portfolio commenced operations on December 22, 2015.

For the Year Ended October 31, 2015

Total Market Portfolio
Increase (decrease) in net assets
Operations:
Net investment income	$483,279
Net realized gain (loss) on:
Investment transactions	339,303
Securities sold short	(1,160,146)
Net change in unrealized gain (loss) of:
Investments	(1,472,287)
Securities sold short	2,596,911

Net increase in net assets resulting from operations	787,060
Distributions to shareholders from:
Net investment income	(489,998)
Net realized gain on investments	(3,732,092)
Net increase in net assets from capital share transactions (See note 5)	30,701,966

Net increase in net assets	27,266,936

NET ASSETS:
Beginning of year	61,466,731

End of year	$88,733,667

Undistributed net investment income included in net assets at end of year	$43,503

See Notes to Financial Statements.

43

THE GLENMEDE FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the Year Ended October 31, 2016

	Women in Leadership U.S. Equity Portfolio[1]	Short Term Tax Aware Fixed Income Portfolio[2]	Secured Options Portfolio
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$40,428	$34,407	$(3,472,743)
Net realized gain (loss) on:
Investment transactions	(9,578)	(130)	264,711
Options written	—	—	36,051,561
Net change in unrealized gain (loss) of:
Investments	236,268	(88,806)	244,394
Options Written	—	—	(4,695,056)

Net increase in net assets resulting from operations	267,118	(54,529)	28,392,867
Distributions to shareholders from:
Net investment income:
Net investment income	(32,425)	(22,071)	—
Advisor Class	—	—	(76)
Net realized gain on investments:
Advisor Class	—	—	(22,625,122)
Net increase in net assets from capital share transactions (See note 5)	6,281,965	30,153,046	173,269,283

Net increase in net assets	6,516,658	30,076,446	179,036,952

NET ASSETS:
Beginning of year	—	—	395,162,887

End of year	$6,516,658	$30,076,446	$574,199,839

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$8,760	$12,343	$(23,727)

[1]	Portfolio commenced operations on December 22, 2015.
[2]	The Short Term Tax Aware Fixed Income Portfolio commenced operations on June 29, 2016.

For the Year Ended October 31, 2015

Secured Options Portfolio
Increase (decrease) in net assets
Operations:
Net investment loss	$(2,821,215)
Net realized gain on:
Investment transactions	61
Options written	32,023,291
Net change in unrealized gain of:
Investments	315,054
Options Written	(6,574,877)

Net increase in net assets resulting from operations	22,942,314
Distributions to shareholders from:
Net realized gain on investments	(18,838,627)
Net increase in net assets from capital share transactions (See note 5)	25,383,991

Net increase in net assets	29,487,678

NET ASSETS:
Beginning of year	365,675,209

End of year	$395,162,887

Distributions in excess of net investment included in net assets at end of year	$(26,398)

See Notes to Financial Statements.

44

THE GLENMEDE FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the Year Ended October 31, 2016

	International Secured Options Portfolio	International Portfolio
Increase (decrease) in net assets
Operations:
Net investment income	$594,233	$7,118,150
Net realized loss on:
Investment transactions	(3,203,812)	(25,769,702)
Options written	1,313,495	—
Foreign currency transactions	—	(3,457)
Net change in unrealized gain (loss) of:
Investments	(27,408)	9,945,309
Options Written	(308,329)	—
Foreign currency translation	—	3,569

Net decrease in net assets resulting from operations	(1,631,821)	(8,706,131)
Distributions to shareholders from:
Net investment income	(711,091)	(7,301,630)
Net increase (decrease) in net assets from capital share transactions (See note 5)	(57,316,577)	213,888,933

Net increase (decrease) in net assets	(59,659,489)	197,881,172

NET ASSETS:
Beginning of year	88,477,673	243,403,100

End of year	$28,818,184	$441,284,272

Undistributed net investment income included in net assets at end of year	$23,622	$65,797

For the Year Ended October 31, 2015

	International Secured Options Portfolio	International Portfolio
Increase (decrease) in net assets
Operations:
Net investment income	$1,736,274	$1,088,678
Net realized loss on:
Investment transactions	(4,168,525)	(413,475)
Affiliated investment transactions	—	(198,427)
Options written	(1,019,940)	—
Securities sold short	(428,390)	—
Foreign currency transactions	—	(48,004)
Net change in unrealized gain (loss) of:
Investments	349,967	(1,102,931)
Investments in affiliates	—	114,573
Options Written	1,055,749	—
Foreign currency translation	—	4,862

Net decrease in net assets resulting from operations	(2,474,865)	(554,724)
Distributions to shareholders from:
Net investment income	(1,869,953)	(907,264)
Net realized gain on investments	(1,163,576)	—
Net increase (decrease) in net assets from capital share transactions (See note 5)	(6,566,182)	207,345,256

Net increase (decrease) in net assets	(12,074,576)	205,883,268

NET ASSETS:
Beginning of year	100,552,249	37,519,832

End of year	$88,477,673	$243,403,100

Undistributed net investment income included in net assets at end of year	$132,185	$252,734

See Notes to Financial Statements.

45

THE GLENMEDE FUND, INC.

STATEMENT OF CASH FLOWS

For the Year Ended October 31, 2016

Long/Short Portfolio
Cash Flows from operating activities
Net increase in net assets resulting from operations	$1,471,761
Investments purchased	(160,541,780)
Investments sold	121,743,733
Purchases to cover securities sold short	(218,189,117)
Securities sold short	246,769,774
(Purchase)/Sale of short term investments, net	20,134,952
Decrease in Interest receivable	2
Decrease in Cash collateral on deposit at broker	(34,029,561)
Increase in Securities lending receivable	3,399
(Increase) in Dividends receivable	(123,984)
Decrease in Prepaid expenses	1,711
(Decrease) in Obligation to return securities lending collateral	(19,315,366)
Increase in Dividends payable for securities sold short	18,147
Increase in Investment Advisory fees	34,983
Increase in Directors fees	867
Increase in Payable to Affiliate	8,231
Increase in Accrued expenses	34,213
Net change in unrealized gain (loss) on investments	(10,007,001)
Net realized loss from investments	1,826,086
Net change in unrealized gain (loss) on securities sold short	4,273,799
Net realized loss from securities sold short	1,494,968

Net cash provided by (used in) operating activities	(44,390,183)

Cash flows from financing activities
Proceeds from shares sold	86,307,703
Payments on shares redeemed	(41,931,993)

Net cash provided by (used in) financing activities	44,375,710

Net increase (decrease) in cash	(14,473)
Cash at beginning of period	14,473

Cash at end of period	$—

See Notes to Financial Statements.

46

THE GLENMEDE FUND, INC.

STATEMENT OF CASH FLOWS — (Continued)

For the Year Ended October 31, 2016

Total Market Portfolio
Cash Flows from operating activities
Net Decrease in net assets resulting from operations	$(689,647)
Investments purchased	(57,034,986)
Investments sold	89,898,743
Purchases to cover securities sold short	(47,774,607)
Securities sold short	41,172,690
(Purchase)/Sale of short term investments, net	281,110
Decrease in Receivable from Investment Advisor	3,579
Increase in Cash collateral on deposit at broker	26,800,311
Increase in Securities lending receivable	1,606
Decrease in Dividends receivable	25,406
Decrease in Prepaid expenses	1,154
(Decrease) in Obligation to return securities lending collateral	(26,800,311)
(Decrease) in Dividends payable for securities sold short	(13,867)
(Decrease) in Investment Advisory fees	(22,343)
(Decrease) in Directors fees	(180)
(Decrease) in Payable to Affiliate	(5,256)
(Decrease) in Accrued expenses	(7,682)
Net change in unrealized gain (loss) on investments	262,089
Net realized gain from investments	751,552
Net change in unrealized gain (loss) on securities sold short	694,316
Net realized loss from securities sold short	(621,987)

Net cash provided by (used in) operating activities	26,921,690

Cash flows from financing activities
Proceeds from shares sold	11,773,985
Payments on shares redeemed	(38,490,321)
Cash distributions paid	(217,198)

Net cash provided by (used in) financing activities	(26,933,534)

Net increase (decrease) in cash	(11,844)
Cash at beginning of period	11,844

Cash at end of period	$—

Non-cash financing activities not included herein consist of a reinvestment of dividends of $191,403

See Notes to Financial Statements.

47

THE GLENMEDE FUND, INC.

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year

	Core Fixed Income Portfolio
	For the Years Ended October 31,
	2016	2015	2014	2013	2012

Net asset value, beginning of year	$11.20	$11.21	$11.22	$11.75	$11.67

Income from investment operations:
Net investment income	0.21	0.23	0.25	0.26	0.30
Net realized and unrealized gain (loss) on investments	0.14	0.01	0.02	(0.45)	0.32

Total from investment operations	0.35	0.24	0.27	(0.19)	0.62

Distributions to shareholders from:
Net investment income	(0.23)	(0.25)	(0.26)	(0.31)	(0.34)
Net realized capital gains	(0.06)	—	(0.02)	(0.03)	(0.20)

Total distributions	(0.29)	(0.25)	(0.28)	(0.34)	(0.54)

Net asset value, end of year	$11.26	$11.20	$11.21	$11.22	$11.75

Total return	3.15%	2.20%	2.52%	(1.64)%	5.51%

Ratios to average net assets/ Supplemental data:
Net assets, end of year (in 000s)	$486,872	$433,086	$426,528	$398,930	$480,499
Ratio of operating expenses to average net assets	0.54%	0.53%	0.56%	0.56%	0.57%
Ratio of net investment income to average net assets	1.84%	2.11%	2.23%	2.29%	2.61%
Portfolio turnover rate	24%	27%	18%	19%	22%

	Strategic Equity Portfolio
	For the Years Ended October 31,
	2016	2015	2014	2013	2012

Net asset value, beginning of year	$21.80	$23.89	$23.14	$19.20	$17.19

Income from investment operations:
Net investment income	0.21	0.23	0.23	0.25	0.18
Net realized and unrealized gain on investments	0.81	0.76	3.20	4.10	2.00

Total from investment operations	1.02	0.99	3.43	4.35	2.18

Distributions to shareholders from:
Net investment income	(0.20)	(0.24)	(0.24)	(0.23)	(0.17)
Net realized capital gains	(1.68)	(2.84)	(2.44)	(0.18)	—

Total distributions	(1.88)	(3.08)	(2.68)	(0.41)	(0.17)

Net asset value, end of year	$20.94	$21.80	$23.89	$23.14	$19.20

Total return	5.22%	4.49%	16.48%	23.08%	12.68%

Ratios to average net assets/ Supplemental data:
Net assets, end of year (in 000s)	$176,864	$174,409	$184,368	$179,684	$170,580
Ratio of operating expenses to average net assets	0.84%	0.84%	0.86%	0.86%	0.87%
Ratio of net investment income to average net assets	1.00%	1.03%	1.04%	1.21%	0.99%
Portfolio turnover rate	22%	23%	22%	46%	37%

See Notes to Financial Statements.

48

THE GLENMEDE FUND, INC.

FINANCIAL HIGHLIGHTS — (Continued)

For a share outstanding throughout each year

	Small Cap Equity Portfolio Advisor Shares
	For the Years Ended October 31,
	2016	2015	2014[1]	2013[1]	2012

Net asset value, beginning of year	$26.02	$26.30	$26.12	$18.24	$16.64

Income from investment operations:
Net investment income (loss)	0.03	0.02	(0.02)	0.14	0.08
Net realized and unrealized gain (loss) on investments	(0.15)	0.74	1.49	8.05	1.60

Total from investment operations	(0.12)	0.76	1.47	8.19	1.68

Distributions to shareholders from:
Net investment income	(0.05)	(0.02)	(0.10)	(0.12)	(0.08)
Net realized capital gains	(0.24)	(1.02)	(1.19)	(0.19)	—

Total distributions	(0.29)	(1.04)	(1.29)	(0.31)	(0.08)

Net asset value, end of year	$25.61	$26.02	$26.30	$26.12	$18.24

Total return	(0.43)%	3.03%	5.86%	45.63%	10.10%[2]

Ratios to average net assets/ Supplemental data:
Net assets, end of year (in 000s)	$1,367,160	$1,399,042	$1,139,273	$639,021	$363,561
Ratio of operating expenses to average net assets	0.91%	0.91%	0.94%	0.91%	0.93%
Ratio of net investment income (loss) (expenses in excess of income) to average net assets	0.12%	0.07%	(0.07)%	0.63%	0.47%
Portfolio turnover rate[3]	58%	53%	45%	55%	49%

[1]	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
[2]	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions as shown in the management discussion and analysis and as otherwise reported to shareholders.
[3]	Portfolio turnover is calculated at the fund level.

	Small Cap Equity Portfolio Institutional Shares
	For the Years Ended October 31,
	2016	2015	2014[1]	2013[1]	2012[1]

Net asset value, beginning of year	$27.07	$27.28	$27.00	$18.86	$17.16

Income from investment operations:
Net investment income	0.08	0.08	0.01	0.11	0.13
Net realized and unrealized gain (loss) on investments	(0.16)	0.76	1.57	8.39	1.65

Total from investment operations	(0.08)	0.84	1.58	8.50	1.78

Distributions to shareholders from:
Net investment income	(0.08)	(0.03)	(0.11)	(0.17)	(0.08)
Net realized capital gains	(0.24)	(1.02)	(1.19)	(0.19)	—

Total distributions	(0.32)	(1.05)	(1.30)	(0.36)	(0.08)

Net asset value, end of year	$26.67	$27.07	$27.28	$27.00	$18.86

Total return	(0.25)%	3.24%	6.10%	45.82%	10.38%

Ratios to average net assets/ Supplemental data:
Net assets, end of year (in 000s)	$1,264,752	$963,970	$531,853	$154,993	$14,305
Ratio of operating expenses to average net assets	0.71%	0.71%	0.74%	0.75%	0.73%
Ratio of net investment income to average net assets	0.30%	0.26%	0.03%	0.48%	0.71%
Portfolio turnover rate[2]	58%	53%	45%	55%	49%

[1]	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
[2]	Portfolio turnover is calculated at the fund level.

See Notes to Financial Statements.

49

THE GLENMEDE FUND, INC.

FINANCIAL HIGHLIGHTS — (Continued)

For a share outstanding throughout each year

	Mid Cap Equity Portfolio Advisor Shares
	For the Years Ended October 31,		For the Period September 30, 2014[1] through October 31, 2014[2]
	2016	2015[2]

Net asset value, beginning of year	$10.57	$10.23	$10.00

Income from investment operations:
Net investment income (loss)	0.08	0.05	(0.01)
Net realized and unrealized gain (loss) on investments	(0.60)	0.32 [3]	0.24

Total from investment operations	(0.52)	0.37	0.23

Distributions to shareholders from:
Net investment income	(0.07)	(0.03)	—
Net realized capital gains	(0.08)	—	—

Total distributions	(0.15)	(0.03)	—

Net asset value, end of year	$9.90	$10.57	$10.23

Total return[5]	(4.94)%	3.62%	2.30%[4]

Ratios to average net assets/ Supplemental data:
Net assets, end of period (in 000s)	$18,049	$29,980	$9,262
Ratio of operating expenses before waiver to net assets	1.15%	1.44%	1.58%[6]
Ratio of operating expenses after waiver/reimbursement to average net assets	1.00%	1.00%	1.00%[6]
Ratio of net investment income (loss) (expenses in excess of income) to average net assets	0.66%	0.43%	(0.30)%[6]
Portfolio turnover rate	84%	54%	3%[7]

[1]	Commencement of operations.
[2]	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
[3]	The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized loss for the period due to the timing of purchases and redemptions of Portfolio shares in relation to the fluctuating net asset value per share of the Portfolio.
[4]	Total return calculation is not annualized.
[5]	The Total Return reflects fee waivers and/or expense reimbursements in effect and would have been lower in their absence.
[6]	Annualized.
[7]	Calculation represents portfolio turnover for the Portfolio for the period of September 30, 2014 through October 31, 2014.

	Large Cap Value Portfolio
	For the Years Ended October 31,
	2016	2015[1]	2014	2013[1]	2012

Net asset value, beginning of year	$11.15	$12.85	$12.96	$10.56	$9.46

Income from investment operations:
Net investment income	0.19	0.12	0.03	0.08	0.13
Net realized and unrealized gain on investments	0.30	0.06	1.72	2.92	1.08

Total from investment operations	0.49	0.18	1.75	3.00	1.21

Distributions to shareholders from:
Net investment income	(0.17)	(0.11)	(0.05)	(0.10)	(0.11)
Net realized capital gains	(1.25)	(1.77)	(1.81)	(0.50)	—

Total distributions	(1.42)	(1.88)	(1.86)	(0.60)	(0.11)

Net asset value, end of year	$10.22	$11.15	$12.85	$12.96	$10.56

Total return	5.58%	1.28%	15.48%	29.90%	12.86%

Ratios to average net assets/ Supplemental data:
Net assets, end of year (in 000s)	$72,154	$83,065	$98,642	$95,748	$77,107
Ratio of operating expenses to average net assets	0.91%	0.91%	0.92%	0.90%	0.91%
Ratio of net investment income to average net assets	1.83%	1.03%	0.28%	0.73%	1.26%
Portfolio turnover rate	110%	106%	106%	147%	157%

[1]	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.

See Notes to Financial Statements.

50

THE GLENMEDE FUND, INC.

FINANCIAL HIGHLIGHTS — (Continued)

For a share outstanding throughout each year

	U.S. Emerging Growth Portfolio
	For the Years Ended October 31,
	2016	2015[1]	2014	2013	2012[1]
Net asset value, beginning of year	$9.55	$10.33	$9.77	$7.36	$6.78

Income from investment operations:
Net investment income	0.04	0.03	0.00 [2]	0.07	0.01
Net realized and unrealized gain on investments	0.03	0.21	0.65	2.41	0.58

Total from investment operations	0.07	0.24	0.65	2.48	0.59

Distributions to shareholders from:
Net investment income	(0.03)	(0.02)	(0.01)	(0.07)	(0.01)
Net realized capital gains	(0.07)	(1.00)	(0.08)	—	—

Total distributions	(0.10)	(1.02)	(0.09)	(0.07)	(0.01)

Net asset value, end of year	$9.52	$9.55	$10.33	$9.77	$7.36

Total return	0.72%	2.58%	6.69%	33.94%	8.77%

Ratios to average net assets/ Supplemental data:
Net assets, end of year (in 000s)	$53,495	$45,267	$38,485	$37,481	$27,385
Ratio of operating expenses to average net assets	0.94%	0.94%	0.96%	0.96%	1.00%
Ratio of net investment income to average net assets	0.31%	0.30%	0.01%	0.84%	0.17%
Portfolio turnover rate	100%	135%	127%	134%	120%

[1]	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
[2]	Amount rounds to less than $0.01 per share.

	Large Cap Core Portfolio Advisor Shares
	For the Years Ended October 31,
	2016[1]	2015	2014	2013	2012
Net asset value, beginning of year	$22.34	$21.76	$18.57	$14.10	$12.62

Income from investment operations:
Net investment income	0.25	0.22	0.18	0.17	0.17
Net realized and unrealized gain on investments	0.25	1.23	3.54	4.46	1.48

Total from investment operations	0.50	1.45	3.72	4.63	1.65

Distributions to shareholders from:
Net investment income	(0.25)	(0.22)	(0.19)	(0.16)	(0.17)
Net realized capital gains	(0.23)	(0.65)	(0.34)	—	—

Total distributions	(0.48)	(0.87)	(0.53)	(0.16)	(0.17)

Net asset value, end of year	$22.36	$22.34	$21.76	$18.57	$14.10

Total return	2.34%	6.83%	20.46%	33.02%	13.14%

Ratios to average net assets/ Supplemental data:
Net assets, end of year (in 000s)	$1,691,802	$1,643,278	$724,089	$287,542	$115,204
Ratio of operating expenses to average net assets	0.88%	0.87%	0.87%	0.86%	0.88%
Ratio of net investment income to average net assets	1.14%	1.05%	1.00%	1.07%	1.23%
Portfolio turnover rate	111%	122%	73%	90%	104%

[1]	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.

See Notes to Financial Statements.

51

THE GLENMEDE FUND, INC.

FINANCIAL HIGHLIGHTS — (Continued)

For a share outstanding throughout each year

Large Cap Core Portfolio Institutional Shares
For the Period December 30, 2015[1] through October 31, 2016[2]

Net asset value, beginning of period	$21.85

Income from investment operations:
Net investment income	0.29
Net realized and unrealized gain on investments	0.45

Total from investment operations	0.74

Distributions to shareholders from:
Net investment income	(0.22)

Total distributions	(0.22)

Net asset value, end of period	$22.37

Total return	3.41%[3]

Ratios to average net assets/ Supplemental data:
Net assets, end of period (in 000s)	$274,982
Ratio of operating expenses to average net assets	0.68%[4]
Ratio of net investment income to average net assets	1.31%[4]
Portfolio turnover rate	111%

[1]	Commencement of operations.
[2]	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
[3]	Total return calculation is not annualized.
[4]	Annualized.

	Large Cap Growth Portfolio Advisor Shares
	For the Years Ended October 31,
	2016[1]	2015	2014	2013	2012

Net asset value, beginning of year	$24.70	$23.05	$19.65	$14.81	$13.73

Income from investment operations:
Net investment income	0.16	0.13	0.14	0.14	0.07
Net realized and unrealized gain on investments	0.05 [2]	2.26	4.26	4.83	1.08

Total from investment operations	0.21	2.39	4.40	4.97	1.15

Net investment income	(0.15)	(0.13)	(0.14)	(0.13)	(0.07)
Net realized capital gains	—	(0.61)	(0.86)	—	—

Total distributions	(0.15)	(0.74)	(1.00)	(0.13)	(0.07)

Net asset value, end of year	$24.76	$24.70	$23.05	$19.65	$14.81

Total return	0.87%	10.60%	23.36%	33.65%	8.44%

Ratios to average net assets/ Supplemental data:
Net assets, end of year (in 000s)	$2,988,342	$1,959,171	$630,362	$184,552	$93,527
Ratio of operating expenses to average net assets	0.88%	0.87%	0.88%	0.87%	0.89%
Ratio of net investment income to average net assets	0.66%	0.59%	0.70%	0.85%	0.52%
Portfolio turnover rate	88%	95%	76%	99%	111%

[1]	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
[2]	The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized loss for the period due to the timing of purchases and redemptions of Portfolio shares in relation to the fluctuating net asset value per share of the Portfolio.

See Notes to Financial Statements.

52

THE GLENMEDE FUND, INC.

FINANCIAL HIGHLIGHTS — (Continued)

For a share outstanding throughout each year

Large Cap Growth Portfolio Institutional Shares
For the Period November 5, 2015[1] through October 31, 2016[2]

Net asset value, beginning of period	$24.83

Income from investment operations:
Net investment income	0.22
Net realized and unrealized loss on investments	(0.08)

Total from investment operations	0.14

Distributions to shareholders from:
Net investment income	(0.20)

Total distributions	(0.20)

Net asset value, end of period	$24.77

Total return	0.60%[3]

Ratios to average net assets/ Supplemental data:
Net assets, end of period (in 000s)	$35,114
Ratio of operating expenses to average net assets	0.68%[4]
Ratio of net investment income to average net assets	0.90%[4]
Portfolio turnover rate	88%

[1]	Commencement of operations.
[2]	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
[3]	Total return calculation is not annualized.
[4]	Annualized.

See Notes to Financial Statements.

53

THE GLENMEDE FUND, INC.

FINANCIAL HIGHLIGHTS — (Continued)

For a share outstanding throughout each year

	Long/Short Portfolio
	For the Years Ended October 31,
	2016[1]	2015[1]	2014[1]	2013[1]	2012[1]

Net asset value, beginning of year	$11.32	$10.80	$10.50	$9.29	$8.90

Income from investment operations:
Net investment loss	(0.03)	(0.07)	(0.07)	(0.05)	(0.08)
Net realized and unrealized gain on investments	0.10	0.59	0.37	1.26	0.47

Total from investment operations	0.07	0.52	0.30	1.21	0.39

Net asset value, end of year	$11.39	$11.32	$10.80	$10.50	$9.29

Total return[3]	0.62%	4.81%[2]	2.86%[2]	13.02%	4.38%

Ratios to average net assets/ Supplemental data:
Net assets, end of year (in 000s)	$239,413	$193,480	$109,965	$29,108	$13,752
Ratio of operating expenses before waiver/reimbursement to average net assets	2.73%	2.64%	2.48%	2.62%	3.20%
Ratio of operating expenses after waiver/reimbursement to average net assets	2.38%	2.29%	2.13%	2.27%	2.80%
Ratio of operating expenses after waiver/reimbursement excluding dividends on securities sold short	1.17%	1.16%	1.22%	1.25%	1.25%
Ratio of net expenses in excess of income to average net assets	(0.41)%	(0.67)%	(0.63)%	(0.53)%	(0.83)%
Portfolio turnover rate[4]	98%	119%	150%	154%	128%

[1]	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
[2]	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions as shown in the management discussion and analysis and as otherwise reported to shareholders.
[3]	The Total Return reflects fee waivers and/or expense reimbursements in effect and would have been lower in their absence.
[4]	The calculation of the portfolio turnover rate reflects the absolute value of the long and short positions.

See Notes to Financial Statements.

54

THE GLENMEDE FUND, INC.

FINANCIAL HIGHLIGHTS — (Continued)

For a share outstanding throughout each year

	Total Market Portfolio
	For the Years Ended October 31,
	2016	2015	2014	2013	2012

Net asset value, beginning of year	$14.68	$15.07	$12.78	$9.68	$9.01

Income from investment operations:
Net investment income	0.09	0.08	0.06	0.09	0.03
Net realized and unrealized gain (loss) on investments	(0.04)	0.49	2.29	3.09	0.68

Total from investment operations	0.05	0.57	2.35	3.18	0.71

Distributions to shareholders from:
Net investment income	(0.08)	(0.08)	(0.06)	(0.08)	(0.04)
Net realized capital gains	—	(0.88)	(0.00)[1]	—	—

Total distributions	(0.08)	(0.96)	(0.06)	(0.08)	(0.04)

Net asset value, end of year	$14.65	$14.68	$15.07	$12.78	$9.68

Total return[2]	0.37%	3.94%	18.43%	33.01%	7.93%

Ratios to average net assets/ Supplemental data:
Net assets, end of year (in 000s)	$61,083	$88,734	$61,467	$38,426	$44,619
Ratio of operating expenses before waiver/reimbursement to average net assets	2.59%	2.29%	2.23%	2.29%	2.48%
Ratio of operating expenses after waiver/reimbursement to average net assets	2.16%	1.93%	1.85%	1.94%	2.09%
Ratio of operating expenses after waiver/reimbursement excluding dividends on securities sold short and flex fees	1.25%	1.25%	1.25%	1.20%	1.25%
Ratio of net investment income to average net assets	0.56%	0.55%	0.41%	0.83%	0.29%
Portfolio turnover rate[3]	88%	129%	117%	138%	135%

[1]	Amount rounds to less than $0.01 per share.
[2]	The Total Return reflects fee waivers and/or expense reimbursements in effect and would have been lower in their absence.
[3]	The calculation of the portfolio turnover rate reflects the absolute value of the long and short positions.

See Notes to Financial Statements.

55

THE GLENMEDE FUND, INC.

FINANCIAL HIGHLIGHTS — (Continued)

For a share outstanding throughout each year

High Yield Municipal Portfolio
For the Period December 22, 2015[1] through October 31, 2016[2]

Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income	0.22
Net realized and unrealized gain on investments	0.34

Total from investment operations	0.56

Distributions to shareholders from:
Net investment income	(0.17)

Total distributions	(0.17)

Net asset value, end of period	$10.39

Total return[3]	5.56%[4]

Ratios to average net assets/ Supplemental data:
Net assets, end of period (in 000s)	$153,893
Ratio of operating expenses before waiver to net assets	1.08%[5]
Ratio of operating expenses after waiver to average net assets	1.00%[5]
Ratio of net investment income to average net assets	2.44%[5]
Portfolio turnover rate	73%

[1]	Commencement of operations.
[2]	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
[3]	The Total Return reflects fee waivers and/or expense reimbursements in effect and would have been lower in their absence.
[4]	Total return calculation is not annualized.
[5]	Annualized.

See Notes to Financial Statements.

56

THE GLENMEDE FUND, INC.

FINANCIAL HIGHLIGHTS — (Continued)

For a share outstanding throughout each year

Responsible ESG U.S. Equity Portfolio
For the Period December 22, 2015[1] through October 31, 2016[2]

Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income	0.07
Net realized and unrealized gain on investments	0.82

Total from investment operations	0.89

Distributions to shareholders from:
Net investment income	(0.05)

Total distributions	(0.05)

Net asset value, end of period	$10.84

Total return	8.87%[3]

Ratios to average net assets/ Supplemental data:
Net assets, end of period (in 000s)	$6,561
Ratio of operating expenses before waiver to net assets	2.21%[4]
Ratio of operating expenses after waiver to average net assets	1.00%[4]
Ratio of net investment income to average net assets	0.76%[4]
Portfolio turnover rate	65%

[1]	Commencement of operations.
[2]	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
[3]	Total return calculation is not annualized.
[4]	Annualized.

See Notes to Financial Statements.

57

THE GLENMEDE FUND, INC.

FINANCIAL HIGHLIGHTS — (Continued)

For a share outstanding throughout each year

Women in Leadership U.S. Equity Portfolio
For the Period December 22, 2015[1] through October 31, 2016[2]

Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income	0.14
Net realized and unrealized gain on investments	0.63

Total from investment operations	0.77

Distributions to shareholders from:
Net investment income	(0.12)

Total distributions	(0.12)

Net asset value, end of period	$10.65

Total return	7.73%[3]

Ratios to average net assets/ Supplemental data:
Net assets, end of period (in 000s)	$6,517
Ratio of operating expenses before waiver/reimbursement to average net assets	2.22%[4]
Ratio of operating expenses after waiver/reimbursement to average net assets	1.00%[4]
Ratio of net investment income to average net assets	1.31%[4]
Portfolio turnover rate	81%

[1]	Commencement of operations.
[2]	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
[3]	Total return calculation is not annualized.
[4]	Annualized.

See Notes to Financial Statements.

58

THE GLENMEDE FUND, INC.

FINANCIAL HIGHLIGHTS — (Continued)

For a share outstanding throughout each year

Short Term Tax Aware Fixed Income Portfolio
For the Period June 29, 2016[1] through October 31, 2016[2]

Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income	0.02
Net realized and unrealized loss on investments	(0.02)

Total from investment operations	0.00

Distributions to shareholders from:
Net investment income	(0.01)

Total distributions	(0.01)

Net asset value, end of period	$9.99

Total return	(0.02)%[3]

Ratios to average net assets/ Supplemental data:
Net assets, end of period (in 000s)	$30,076
Ratio of operating expenses before waiver/reimbursement to average net assets	0.90%[4]
Ratio of operating expenses after waiver/reimbursement to average net assets	0.55%[4]
Ratio of net investment income to average net assets	0.46%[4]
Portfolio turnover rate	35%

[1]	Commencement of operations.
[2]	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
[3]	Total return calculation is not annualized.
[4]	Annualized.

	Secured Options Portfolio Advisor Shares
	For the Years Ended October 31,
	2016[1]	2015[1]	2014[1]	2013[1]	2012[1]

Net asset value, beginning of year	$12.57	$12.47	$13.24	$13.28	$12.03

Income from investment operations:
Net investment loss	(0.09)	(0.09)	(0.11)	(0.11)	(0.10)
Net realized and unrealized gain on investments	0.68	0.84	0.85	1.51	1.78

Total from investment operations	0.59	0.75	0.74	1.40	1.68

Distributions to shareholders from:
Net realized capital gains	(0.71)	(0.65)	(1.51)	(1.44)	(0.43)

Total distributions	(0.71)	(0.65)	(1.51)	(1.44)	(0.43)

Net asset value, end of year	$12.45	$12.57	$12.47	$13.24	$13.28

Total return	5.08%	6.37%	6.22%	11.90%	14.34%

Ratios to average net assets/ Supplemental data:
Net assets, end of year (in 000s)	$574,200	$395,163	$365,675	$381,546	$375,175
Ratio of operating expenses to average net assets[2]	0.85%	0.84%	0.87%	0.86%	0.88%
Ratio of net expenses in excess of income to average net assets[2]	(0.76)%	(0.77)%	(0.81)%	(0.81)%	(0.85)%
Portfolio turnover rate	—%[3]	—%[3]	1,108%	1,120%	1,130%

[1]	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
[2]	This ratio does not include the expenses of the Exchange-Traded Fund held in the Portfolio.
[3]	All trading activity in the Portfolio during the year was short term and is excluded for portfolio turnover calculations resulting in zero portfolio turnover percentage.

See Notes to Financial Statements.

59

THE GLENMEDE FUND, INC.

FINANCIAL HIGHLIGHTS — (Continued)

For a share outstanding throughout each year

	International Secured Options Portfolio
	For the Years Ended October 31,				For the Period September 28, 2012[1] through October 31, 2012[2]
	2016[2]	2015[2]	2014[2]	2013[2]

Net asset value, beginning of year	$9.96	$10.58	$11.52	$10.15	$10.00

Income from investment operations:
Net investment income (loss)[3]	0.15	0.19	0.13	(0.08)	(0.01)
Net realized and unrealized gain (loss) on investments	(0.30)	(0.48)	(0.11)	1.48	0.16

Total from investment operations	(0.15)	(0.29)	0.02	1.40	0.15

Distributions to shareholders from:
Net investment income	(0.21)	(0.21)	(0.11)	—	—
Net realized capital gains	—	(0.12)	(0.85)	(0.03)	—

Total distributions	(0.21)	(0.33)	(0.96)	(0.03)	—

Net asset value, end of year	$9.60	$9.96	$10.58	$11.52	$10.15

Total return	(1.47)%	(2.78)%	0.30%	13.78%	1.50%[4,5]

Ratios to average net assets/ Supplemental data:
Net assets, end of period (in 000s)	$28,818	$88,478	$100,552	$98,182	$21,115
Ratio of operating expenses before waiver/reimbursement to average net assets[3]	0.91%	0.84%	0.87%	0.95%	3.68%[6]
Ratio of operating expenses after waiver/reimbursement to average net assets[3]	0.91%	0.84%	0.87%	0.95%	1.00%[6]
Ratio of net investment income to average net assets[3]	1.61%	1.83%	1.20%	(0.74)%	(1.00)%[6]
Portfolio turnover rate	70%	106%	81%	7%	0%[7,8]

[1]	Commencement of operations.
[2]	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
[3]	This ratio does not include the expenses of the Exchange-Traded Fund held in the Portfolio.
[4]	Total return calculation is not annualized.
[5]	The Total Return reflects fee waivers and/or expense reimbursements in effect and would have been lower in their absence.
[6]	Annualized.
[7]	Amount rounds to less than 0.01% per share.
[8]	Calculation represents portfolio turnover for the Portfolio for the period of September 28, 2012 through October 31, 2012.

See Notes to Financial Statements.

60

THE GLENMEDE FUND, INC.

FINANCIAL HIGHLIGHTS — (Concluded)

For a share outstanding throughout each year

	International Portfolio
	For the Years Ended October 31,
	2016[1]	2015[1]	2014[1]	2013[1]	2012[1]

Net asset value, beginning of year	$13.45	$13.83	$14.52	$11.88	$12.06

Income from investment operations:
Net investment income	0.24	0.15	0.24	0.25	0.29
Net realized and unrealized gain (loss) on investments	(0.71)	(0.40)	(0.65)	2.59	(0.15)

Total from investment operations	(0.47)	(0.25)	(0.41)	2.84	0.14

Distributions to shareholders from:
Net investment income	(0.22)	(0.13)	(0.28)	(0.20)	(0.31)
Tax return of capital	—	—	—	—	(0.01)

Total distributions	(0.22)	(0.13)	(0.28)	(0.20)	(0.32)

Net asset value, end of year	$12.76	$13.45	$13.83	$14.52	$11.88

Total return	(3.44)%[2]	(1.83)%[2]	(2.94)%[2]	24.21%	1.28%

Ratios to average net assets/ Supplemental data:
Net assets, end of year (in 000s)	$441,284	$243,403	$37,520	$63,344	$156,046
Ratio of operating expenses to average net assets	—%	—%	—%	1.15%	1.14%
Ratio of operating expenses before waiver/reimbursement to average net assets	1.12%	1.24%	1.24%	—%	—%
Ratio of operating expenses after waiver/reimbursement to average net assets	1.04%	1.24%	1.23%	—%	—%
Ratio of net investment income to average net assets	1.88%	1.10%	1.64%	1.91%	2.47%
Portfolio turnover rate	121%	148%	47%	43%	45%

[1]	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
[2]	The Total Return reflects fee waivers in effect and would have been lower in their absence.

See Notes to Financial Statements.

61

THE GLENMEDE FUND, INC.

Core Fixed Income Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

October 31, 2016

Face Amount		Value

AGENCY NOTES* — 14.6%
	Federal Home Loan Bank — 5.1%
$19,000,000	5.000% due 11/17/17	$19,845,025
4,500,000	4.125% due 12/13/19	4,902,557

		24,747,582

	Federal Home Loan Mortgage Corporation — 4.3%
10,000,000	3.750% due 3/27/19	10,651,750
10,000,000	2.375% due 1/13/22	10,446,060

		21,097,810

	Federal National Mortgage Association — 5.2%
5,000,000	5.000% due 5/11/17	5,117,920
9,650,000	1.250% due 5/6/21	9,588,095
10,000,000	2.625% due 9/6/24	10,545,490

		25,251,505

	TOTAL AGENCY NOTES (Cost $70,638,047)	71,096,897

MORTGAGE-BACKED SECURITIES*,1 — 25.9%
	Federal Home Loan Mortgage Corporation — 8.3%
7	# G00807, 9.500% due 3/1/21	7
210,862	# G12342, 5.500% due 8/1/21	223,366
47,013	# J03604, 5.500% due 10/1/21	49,735
31,060	# J03649, 5.500% due 10/1/21	33,024
85,141	# G12442, 6.000% due 11/1/21	91,623
112,440	# J03536, 5.500% due 11/1/21	118,583
69,946	# G18163, 5.500% due 1/1/22	74,716
261,727	# G13396, 5.500% due 12/1/23	281,820
55,476	# D78677, 8.000% due 3/1/27	57,754
193,819	# C00742, 6.500% due 4/1/29	224,109
70,693	# A57845, 7.000% due 2/1/37	76,649
56,488	# A68937, 6.000% due 11/1/37	64,574
44,729	# A68332, 5.500% due 11/1/37	50,524
297,723	# A70446, 5.000% due 12/1/37	329,080
521,220	# A69653, 5.500% due 12/1/37	591,516
503,512	# A73370, 5.000% due 2/1/38	556,445
584,949	# A90421, 4.500% due 12/1/39	639,843
635,184	# A92890, 4.500% due 7/1/40	693,724
2,478,335	# A97620, 4.500% due 3/1/41	2,715,473
3,628,681	# C03770, 3.500% due 2/1/42	3,820,110
2,497,973	# Q07651, 3.500% due 4/1/42	2,644,625
9,954,351	# G08671, 3.500% due 10/1/45	10,444,957
10,743,939	# G08687, 3.500% due 1/1/46	11,275,655
4,911,769	# Q41208, 3.500% due 6/1/46	5,163,447

		40,221,359

	Federal National Mortgage Association — 17.0%
1,311	# 625990, 5.500% due 12/1/16	1,312
841	# 643340, 6.500% due 3/1/17	843
1,584	# 555016, 6.500% due 10/1/17	1,600
25,053	# 686230, 5.500% due 2/1/18	25,458
39,963	# 254685, 5.000% due 4/1/18	40,979
66,484	# 740449, 5.500% due 9/1/18	68,069
35,097	# 768557, 5.500% due 2/1/19	36,067
29,625	# 255159, 5.500% due 3/1/19	30,653
113	# 313796, 9.500% due 2/1/21	113
1,544	# 125275, 7.000% due 3/1/24	1,695
4,955	# 313795, 9.500% due 1/1/25	5,043

See Notes to Financial Statements.

62

THE GLENMEDE FUND, INC.

Core Fixed Income Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)

October 31, 2016

Face Amount		Value

MORTGAGE-BACKED SECURITIES*,1 — (Continued)
	Federal National Mortgage Association — (Continued)
$1,224,736	# AH6827, 4.000% due 3/1/26	$1,308,320
1,004,399	# AI1657, 4.000% due 4/1/26	1,075,513
1,628,373	# AB3900, 3.000% due 11/1/26	1,704,795
23,561	# 373328, 8.000% due 3/1/27	23,640
2,178,132	# AK4751, 3.000% due 4/1/27	2,285,412
18,879	# 390895, 8.000% due 6/1/27	19,210
4,618,090	# AO0533, 3.000% due 6/1/27	4,834,823
104,659	# 397602, 8.000% due 8/1/27	117,465
2,093	# 499335, 6.500% due 8/1/29	2,407
7,723	# 252806, 7.500% due 10/1/29	8,960
388	# 523497, 7.500% due 11/1/29	440
2,363	# 588945, 7.000% due 6/1/31	2,623
72,306	# 607862, 7.000% due 9/1/31	78,178
8,957	# 656872, 6.500% due 8/1/32	10,301
18,845	# 687575, 7.000% due 2/1/33	19,113
386,501	# 789856, 6.000% due 8/1/34	444,176
104,987	# 820811, 6.000% due 4/1/35	120,178
85,730	# 829202, 5.000% due 7/1/35	95,043
197,114	# 826586, 5.000% due 8/1/35	218,852
55,810	# 867021, 7.000% due 3/1/36	57,385
40,293	# 256216, 7.000% due 4/1/36	45,469
192,199	# 898412, 5.000% due 10/1/36	213,099
37,310	# 910894, 5.000% due 2/1/37	41,369
48,146	# 912456, 6.500% due 3/1/37	55,367
80,682	# 959877, 5.000% due 11/1/37	89,232
553,723	#973241, 5.000% due 3/1/38	612,404
191,087	# 975593, 5.000% due 6/1/38	211,337
198,914	# 257573, 5.500% due 2/1/39	224,815
787,151	# AD7128, 4.500% due 7/1/40	861,115
6,791,541	# AH1568, 4.500% due 12/1/40	7,477,684
3,325,899	# AH6991, 4.000% due 1/1/41	3,571,965
2,365,773	# AH4004, 4.500% due 3/1/41	2,594,276
2,005,105	# AH8351, 4.000% due 3/1/41	2,154,542
1,374,286	# AJ1315, 4.000% due 9/1/41	1,492,830
1,997,588	# AI8779, 4.000% due 11/1/41	2,147,214
3,396,204	# AJ5958, 4.000% due 12/1/41	3,649,206
1,328,862	# AK5070, 3.500% due 3/1/42	1,403,468
5,294,331	# AK5426, 3.500% due 3/1/42	5,580,077
9,124,193	# AT7682, 3.500% due 6/1/43	9,687,189
7,862,508	# AS6326, 3.500% due 12/1/45	8,252,406
8,975,428	# AS6881, 3.500% due 3/1/46	9,420,514
10,000,000	# BC4729, 3.000% due 10/1/46	10,304,182

		82,728,426

	Government National Mortgage Association — 0.6%
13,060	# 460389, 7.000% due 5/15/28	13,173
8,899	# 464049, 7.000% due 7/15/28	9,689
14,709	# 476259, 7.000% due 8/15/28	14,756
10,961	# 485264, 7.500% due 2/15/31	11,261
22,109	# 559304, 7.000% due 9/15/31	24,692
302,157	# 652486, 5.500% due 4/15/36	344,976
409,864	# 651859, 5.000% due 6/15/36	459,851
294,740	# 782150, 5.500% due 4/15/37	335,458
73,316	# 662521, 6.000% due 8/15/37	85,226
126,221	# 677545, 6.000% due 11/15/37	144,386
155,449	# 676291, 6.000% due 12/15/37	177,820
34,102	# 678831, 5.000% due 1/15/38	37,891
131,309	# 685836, 5.500% due 4/15/38	148,884

See Notes to Financial Statements.

63

THE GLENMEDE FUND, INC.

Core Fixed Income Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)

October 31, 2016

Face Amount		Value

MORTGAGE-BACKED SECURITIES*,1 — (Continued)
	Government National Mortgage Association — (Continued)
$645,270	# 698235, 5.000% due 6/15/39	$719,406
442,305	# 716655, 5.000% due 8/15/39	491,448

		3,018,917

	TOTAL MORTGAGE-BACKED SECURITIES (Cost $123,469,069)	125,968,702

CORPORATE NOTES* — 39.2%
	Communications — 4.2%
8,954,000	Amazon.com, Inc., 2.600% due 12/5/19	9,253,261
10,000,000	Amazon.com, Inc., 4.800% due 12/5/34	11,414,190

		20,667,451

	Computer Software & Processing — 3.0%
6,500,000	Microsoft Corp., 3.125% due 11/3/25	6,810,544
8,000,000	Microsoft Corp., 3.450% due 8/8/36	7,897,656

		14,708,200

	Consumer, Cyclical — 7.7%
7,000,000	American Honda Finance Corp., 1.600% due 7/13/18	7,041,909
9,344,000	Toyota Motor Credit Corp., 2.000% due 10/24/18	9,460,127
9,335,000	Wal-Mart Stores, Inc., 7.550% due 2/15/30	13,940,002
5,000,000	Wal-Mart Stores, Inc., 6.500% due 8/15/37	7,138,945

		37,580,983

	Consumer, Non-Cyclical — 7.4%
10,650,000	Coca-Cola Co. (The), 3.300% due 9/1/21	11,402,497
11,850,000	PepsiCo, Inc., 7.900% due 11/1/18	13,369,952
8,114,000	Procter & Gamble Co. (The), 5.550% due 3/5/37	11,037,994

		35,810,443

	Financial — 7.3%
10,000,000	Berkshire Hathaway Finance Corp., 4.250% due 1/15/21[2]	10,999,080
5,000,000	GE Capital International Funding Co. Unlimited, 4.418% due 11/15/35	5,453,785
5,000,000	JPMorgan Chase & Co., 6.000% due 1/15/18	5,264,050
4,418,000	JPMorgan Chase & Co., 4.950% due 3/25/20	4,836,433
8,800,000	Wells Fargo & Co., 2.100% due 7/26/21	8,754,592

		35,307,940

	Financial Services — 1.3%
6,000,000	Bear Stearns Cos. LLC (The), 7.250% due 2/1/18	6,416,784

		6,416,784

See Notes to Financial Statements.

64

THE GLENMEDE FUND, INC.

Core Fixed Income Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)

October 31, 2016

Face Amount		Value

CORPORATE NOTES* — (Continued)
	Industrial — 4.8%
$10,000,000	Caterpillar Financial Services Corp., 7.050% due 10/1/18	$11,069,830
8,900,000	General Electric Co., 6.750% due 3/15/32	12,240,757

		23,310,587

	Pharmaceuticals — 1.8%
7,000,000	Johnson & Johnson, 4.850% due 5/15/41	8,836,219

		8,836,219

	Technology — 1.7%
8,000,000	Intel Corp., 3.300% due 10/1/21	8,520,944

		8,520,944

	TOTAL CORPORATE NOTES (Cost $185,690,437)	191,159,551

U.S. TREASURY NOTES/BONDS* — 16.8%
6,000,000	U.S. Treasury Bonds, 7.500% due 11/15/16[2]	6,016,692
20,000,000	U.S. Treasury Bonds, 6.250% due 8/15/23	26,029,680
5,000,000	U.S. Treasury Bonds, 6.625% due 2/15/27	7,241,405
5,000,000	U.S. Treasury Bonds, 3.125% due 11/15/41	5,560,350
15,000,000	U.S. Treasury Notes, 1.250% due 10/31/18	15,106,050
7,000,000	U.S. Treasury Notes, 1.375% due 11/30/18	7,068,089
14,500,000	U.S. Treasury Notes, 1.250% due 10/31/19	14,603,080

	TOTAL U.S. TREASURY NOTES/BONDS (Cost $80,665,304)	81,625,346

MUNICIPAL BONDS* — 1.2%
6,035,000	Mississippi, General Obligation Unlimited, Series C, 2.227% due 10/1/17	6,110,981

	TOTAL MUNICIPAL BONDS (Cost $6,035,000)	6,110,981

REPURCHASE AGREEMENTS* — 1.5%
7,178,355	With Fixed Income Clearing Corp., dated 10/31/16, 0.01%, principal and interest in the amount of $7,178,356, due 11/1/16, (collateralized by a U.S. Treasury Bond with a par value of $6,690,000, coupon rate of 3.000%, due 5/15/45, market value of $7,325,550)	7,178,355

	TOTAL REPURCHASE AGREEMENTS (Cost $7,178,355)	7,178,355

See Notes to Financial Statements.

65

THE GLENMEDE FUND, INC.

Core Fixed Income Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)

October 31, 2016

Shares		Value

INVESTMENT OF SECURITY LENDING COLLATERAL* — 1.3%
6,361,580	State Street Navigator Securities Lending Government Money Market Portfolio	$6,361,580

	TOTAL INVESTMENT OF SECURITY LENDING COLLATERAL (Cost $6,361,580)	6,361,580

TOTAL INVESTMENTS (Cost $480,037,792)[3]	100.5%	$489,501,412

LIABILITIES IN EXCESS OF OTHER ASSETS	(0.5)	(2,629,643)

NET ASSETS	100.0%	$486,871,769

*	Percentages indicated are based on net assets.
[1]	Represents current face amount at October 31, 2016.
[2]	Securities or partial securities on loan. See Note 1.
[3]	Aggregate cost for federal tax purposes was $480,037,792.

See Notes to Financial Statements.

66

THE GLENMEDE FUND, INC.

Core Fixed Income Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS — (Concluded)

October 31, 2016

SECTOR DIVERSIFICATION

On October 31, 2016, sector diversification of the Portfolio was as follows:

	% of Net Assets	Value
SECTOR:
Corporate	39.2%	$191,159,551
Federal National Mortgage Association	22.2	107,979,931
U.S. Treasury Notes/Bonds	16.8	81,625,346
Federal Home Loan Mortgage Corporation	12.6	61,319,169
Federal Home Loan Bank	5.1	24,747,582
Municipal Bonds	1.2	6,110,981
Government National Mortgage Association	0.6	3,018,917

TOTAL	97.7%	$475,961,477

REPURCHASE AGREEMENTS	1.5	7,178,355

INVESTMENTS OF SECURITY LENDING COLLATERAL	1.3	6,361,580

TOTAL INVESTMENTS	100.5%	$489,501,412

See Notes to Financial Statements.

67

THE GLENMEDE FUND, INC.

Strategic Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

October 31, 2016

Shares		Value

COMMON STOCKS* — 97.7%
	Aerospace & Defense — 7.0%
42,395	Boeing Co. (The)	$6,038,320
46,110	Raytheon Co.	6,299,087

		12,337,407

	Banks — 8.6%
92,220	JPMorgan Chase & Co.	6,387,157
52,165	PNC Financial Services Group, Inc. (The)	4,986,974
82,305	Wells Fargo & Co.	3,786,853

		15,160,984

	Beverages — 3.8%
42,765	Dr Pepper Snapple Group, Inc.	3,754,339
28,505	PepsiCo, Inc.	3,055,736

		6,810,075

	Biotechnology — 3.6%
10,710	Biogen, Inc.[1]	3,000,728
45,685	Gilead Sciences, Inc.	3,363,786

		6,364,514

	Capital Markets — 3.9%
147,110	Invesco, Ltd.	4,132,320
39,025	Northern Trust Corp.	2,826,190

		6,958,510

	Communications Equipment — 2.9%
169,575	Cisco Systems, Inc.	5,202,561

	Consumer Finance — 3.1%
26,820	American Express Co.	1,781,384
65,290	Discover Financial Services	3,677,786

		5,459,170

	Electrical Equipment — 1.9%
78,100	AMETEK, Inc.	3,444,210

	Electronic Equipment, Instruments & Components — 2.1%
56,385	Amphenol Corp. — Class A	3,717,463

	Energy Equipment & Services — 4.5%
69,845	Halliburton Co.	3,212,870
59,870	Schlumberger, Ltd.	4,683,630

		7,896,500

	Food & Staples Retailing — 2.9%
36,935	Wal-Mart Stores, Inc.	2,586,189
90,965	Whole Foods Market, Inc.	2,573,400

		5,159,589

	Food Products — 2.0%
63,870	Campbell Soup Co.	3,470,696

	Health Care Equipment & Supplies — 4.8%
69,525	Baxter International, Inc.	3,308,695
108,790	Smith & Nephew PLC, Sponsored ADR	3,182,108
25,135	St Jude Medical, Inc.	1,956,508

		8,447,311

See Notes to Financial Statements.

68

THE GLENMEDE FUND, INC.

Strategic Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)

October 31, 2016

Shares		Value

COMMON STOCKS* — (Continued)
	Health Care Providers & Services — 4.1%
32,605	Laboratory Corp. of America Holdings[1]	$4,086,711
76,000	Patterson Cos., Inc.	3,245,960

		7,332,671

	Hotels, Restaurants & Leisure — 2.0%
18,166	Panera Bread Co. — Class A1,2	3,465,346

	Insurance — 2.0%
28,530	Chubb, Ltd.	3,623,310

	Internet & Catalog Retail — 2.8%
3,418	Priceline Group, Inc. (The)[1]	5,038,918

	Internet Software & Services — 1.7%
3,835	Alphabet, Inc. — Class C1	3,008,711

	IT Services — 9.9%
30,598	Accenture PLC — Class A	3,556,712
71,393	Cognizant Technology Solutions Corp. — Class A1	3,666,031
31,560	Gartner, Inc.[1]	2,715,422
57,675	Global Payments, Inc.	4,182,591
31,500	Mastercard, Inc. — Class A	3,371,130

		17,491,886

	Life Sciences Tools & Services — 2.0%
25,433	Waters Corp.[1]	3,538,748

	Machinery — 1.3%
19,020	Parker-Hannifin Corp.	2,334,705

	Media — 2.3%
51,470	Omnicom Group, Inc.	4,108,335

	Multi-line Retail — 3.4%
46,290	Dollar General Corp.	3,198,176
36,795	Dollar Tree, Inc.[1]	2,779,862

		5,978,038

	Oil, Gas & Consumable Fuels — 1.9%
31,540	Chevron Corp.	3,303,815

	Pharmaceuticals — 2.6%
60,310	Abbott Laboratories	2,366,564
29,220	Eli Lilly & Co.	2,157,605

		4,524,169

	Software — 2.9%
132,865	Oracle Corp.	5,104,673

	Specialty Retail — 2.2%
31,595	Home Depot, Inc.	3,854,906

	Technology Hardware, Storage & Peripherals — 4.3%
66,390	Apple, Inc.	7,537,921

	Trading Companies & Distributors — 1.2%
10,480	WW Grainger, Inc.	2,181,098

	TOTAL COMMON STOCKS (Cost $123,914,673)	172,856,240

See Notes to Financial Statements.

69

THE GLENMEDE FUND, INC.

Strategic Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)

October 31, 2016

Face Amount		Value

REPURCHASE AGREEMENT* — 2.2%
$3,785,105	With Fixed Income Clearing Corp., dated 10/31/16, 0.01%, principal and interest in the amount of $3,785,106, due 11/1/16, (collateralized by a U.S. Treasury Bond with a par value of $3,530,000, coupon rate of 3.000%, due 5/15/45, market value of $3,865,350)	$3,785,105

	TOTAL REPURCHASE AGREEMENT (Cost $3,785,105)	3,785,105

Shares

INVESTMENT OF SECURITY LENDING COLLATERAL* — 2.0%
3,551,054	State Street Navigator Securities Lending Government Money Market Portfolio	3,551,054

	TOTAL INVESTMENT OF SECURITY LENDING COLLATERAL (Cost $3,551,054)	3,551,054

TOTAL INVESTMENTS (Cost $131,250,832)[3]	101.9%	$180,192,399

LIABILITIES IN EXCESS OF OTHER ASSETS	(1.9)	(3,328,442)

NET ASSETS	100.0%	$176,863,957

*	Percentages indicated are based on net assets.
[1]	Non income-producing security.
[2]	Securities or partial securities on loan. See Note 1.
[3]	Aggregate cost for federal tax purposes was $131,280,568.

Abbreviations:

ADR — American Depositary Receipt

See Notes to Financial Statements.

70

THE GLENMEDE FUND, INC.

Strategic Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS — (Concluded)

October 31, 2016

INDUSTRY DIVERSIFICATION

On October 31, 2016, industry diversification of the Portfolio was as follows:

	% of Net Assets	Value
INDUSTRIES:
IT Services	9.9%	$17,491,886
Banks	8.6	15,160,984
Aerospace & Defense	7.0	12,337,407
Health Care Equipment & Supplies	4.8	8,447,311
Energy Equipment & Services	4.5	7,896,500
Technology Hardware, Storage & Peripherals	4.3	7,537,921
Health Care Providers & Services	4.1	7,332,671
Capital Markets	3.9	6,958,510
Beverages	3.8	6,810,075
Biotechnology	3.6	6,364,514
Multi-line Retail	3.4	5,978,038
Consumer Finance	3.1	5,459,170
Communications Equipment	2.9	5,202,561
Food & Staples Retailing	2.9	5,159,589
Software	2.9	5,104,673
Internet & Catalog Retail	2.8	5,038,918
Pharmaceuticals	2.6	4,524,169
Media	2.3	4,108,335
Specialty Retail	2.2	3,854,906
Electronic Equipment, Instruments & Components	2.1	3,717,463
Insurance	2.0	3,623,310
Life Sciences Tools & Services	2.0	3,538,748
Food Products	2.0	3,470,696
Hotels, Restaurants & Leisure	2.0	3,465,346
Electrical Equipment	1.9	3,444,210
Oil, Gas & Consumable Fuels	1.9	3,303,815
Internet Software & Services	1.7	3,008,711
Machinery	1.3	2,334,705
Trading Companies & Distributors	1.2	2,181,098

TOTAL COMMON STOCKS	97.7%	$172,856,240

REPURCHASE AGREEMENT	2.2	3,785,105

INVESTMENT OF SECURITY LENDING COLLATERAL	2.0	3,551,054

TOTAL INVESTMENTS	101.9%	$180,192,399

See Notes to Financial Statements.

71

THE GLENMEDE FUND, INC.

Small Cap Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

October 31, 2016

Shares		Value

COMMON STOCKS* — 96.8%
	Aerospace & Defense — 1.5%
521,740	Orbital ATK, Inc.	$38,796,586

	Airlines — 0.6%
497,063	Skywest, Inc.	14,986,449

	Apparel Retailers — 1.1%
1,407,042	Wolverine World Wide, Inc.	30,040,347

	Automotive — 2.0%
1,358,405	American Axle & Manufacturing Holdings, Inc.[1]	24,342,617
366,628	Thor Industries, Inc.	29,077,267

		53,419,884

	Banking — 14.1%
620,601	Chemical Financial Corp.	26,654,813
506,462	Eagle Bancorp, Inc.[1]	24,892,607
354,878	Euronet Worldwide, Inc.[1]	28,230,545
647,476	FCB Financial Holdings, Inc. — Class A1	24,150,855
2,243,249	FNB Corp.	29,319,265
1,470,038	Great Western Bancorp, Inc.	47,394,025
1,584,022	Home BancShares, Inc.	34,072,313
1,629,853	Hope Bancorp, Inc.	26,305,827
1,659,229	Umpqua Holdings Corp.	25,353,019
479,437	WesBanco, Inc.	15,778,272
1,367,806	Western Alliance Bancorp[1]	51,101,232
693,303	Wintrust Financial Corp.	37,403,697

		370,656,470

	Building Materials — 2.4%
458,286	EMCOR Group, Inc.	27,707,972
380,729	ScanSource, Inc.[1]	13,325,515
453,585	US Concrete, Inc.[1]	22,633,891

		63,667,378

	Chemicals — 2.3%
1,569,922	Huntsman Corp.	26,610,178
641,601	Trinseo SA	33,651,972

		60,262,150

	Commercial Services — 6.6%
801,412	AMN Healthcare Services, Inc.[1]	26,286,313
647,476	Cardtronics PLC — Class A1	32,373,800
839,014	Grand Canyon Education, Inc.[1]	36,614,571
965,925	Korn/Ferry International	19,695,211
666,278	MAXIMUS, Inc.	34,686,433
735,606	Omnicell, Inc.[1]	23,999,146

		173,655,474

	Communications — 2.9%
1,151,590	ARRIS International PLC[1]	31,991,170
641,601	Fabrinet[1]	24,355,174
2,364,283	Iridium Communications, Inc.[1,2]	19,268,907

		75,615,251

	Computer Software & Processing — 0.8%
1,353,704	Web.com Group, Inc.[1]	21,794,634

	Computers & Information — 2.8%
741,483	Electronics for Imaging, Inc.[1]	31,535,272
1,836,667	Fitbit, Inc. — Class A1,2	24,354,204
1,230,319	NeoPhotonics Corp.[1]	17,224,466

		73,113,942

See Notes to Financial Statements.

72

THE GLENMEDE FUND, INC.

Small Cap Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)

October 31, 2016

Shares		Value

COMMON STOCKS* — (Continued)
	Consumer Services — 1.2%
1,740,310	Boyd Gaming Corp.[1]	$31,081,937

	Electrical Equipment — 0.9%
370,154	EnerSys	24,108,130

	Electronics — 6.5%
458,286	Cirrus Logic, Inc.[1]	24,738,278
1,628,676	Integrated Device Technology, Inc.[1]	33,729,880
722,679	MaxLinear, Inc. — Class A1	13,521,324
783,784	Methode Electronics, Inc.	24,454,061
893,069	Microsemi Corp.[1]	37,624,997
1,025,854	Tessera Technologies, Inc.	38,059,184

		172,127,724

	Entertainment & Leisure — 1.5%
1,008,229	Cinemark Holdings, Inc.	40,127,514

	Financial Services — 2.0%
370,154	EPR Properties	26,917,599
1,008,229	Kite Realty Group Trust	25,135,149

		52,052,748

	Forest Products & Paper — 2.6%
857,817	Boise Cascade Co.[1]	16,512,977
184,058	Drew Industries, Inc.	16,482,394
2,931,190	Graphic Packaging Holding Co.	36,639,875

		69,635,246

	Health Care Providers — 3.3%
926,900	Acadia Healthcare Co., Inc.[1,2]	33,331,324
606,182	Team Health Holdings, Inc.[1]	25,974,899
428,746	VCA, Inc.[1]	26,350,729

		85,656,952

	Heavy Construction — 3.3%
663,927	Granite Construction, Inc.	32,638,651
1,037,607	Primoris Services Corp.	20,783,268
2,302,020	TRI Pointe Group, Inc.[1]	24,930,877
512,339	Tutor Perini Corp.[1]	9,760,058

		88,112,854

	Heavy Machinery — 2.3%
479,011	Dycom Industries, Inc.[1]	36,850,316
1,462,223	Entegris, Inc.[1]	23,249,346

		60,099,662

	Home Construction, Furnishings & Appliances — 2.4%
876,691	CalAtlantic Group, Inc.	28,334,653
484,139	Herman Miller, Inc.	13,459,064
856,641	La-Z-Boy, Inc.	20,045,400

		61,839,117

	Household Products — 1.1%
720,330	Apogee Enterprises, Inc.	29,353,448

	Insurance — 4.3%
1,659,229	American Equity Investment Life Holding Co.	29,749,976
445,360	Horace Mann Educators Corp.	16,010,692
480,110	Molina Healthcare, Inc.[1]	26,122,785
3,057,586	Radian Group, Inc.	41,552,594

		113,436,047

See Notes to Financial Statements.

73

THE GLENMEDE FUND, INC.

Small Cap Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)

October 31, 2016

Shares		Value

COMMON STOCKS* — (Continued)
	Media — Broadcasting & Publishing — 1.9%
397,180	Ryman Hospitality Properties, Inc.	$20,025,816
1,184,491	Sinclair Broadcast Group, Inc. — Class A	29,730,724

		49,756,540

	Medical Supplies — 4.8%
277,322	Coherent, Inc.[1]	28,874,766
317,275	Cynosure, Inc. — Class A1	13,531,779
1,297,302	Depomed, Inc.[1]	29,007,673
1,300,825	Globus Medical, Inc. — Class A1	28,787,257
196,240	ICU Medical, Inc.[1]	27,336,232

		127,537,707

	Miscellaneous — 1.0%
1,223,270	Columbia Property Trust, Inc.	25,786,532

	Oil & Gas — 5.8%
716,806	Callon Petroleum Co.[1]	9,311,310
888,368	Carrizo Oil & Gas, Inc.[1]	30,053,489
230,745	Chesapeake Utilities Corp.	14,779,217
783,784	Delek US Holdings, Inc.	13,245,950
1,166,866	Gulfport Energy Corp.[1]	28,133,139
1,673,329	Headwaters, Inc.[1]	27,442,596
4,394,840	Synergy Resources Corp.[1,2]	30,060,706

		153,026,407

	Pharmaceuticals — 4.3%
770,911	AMAG Pharmaceuticals, Inc.[1]	19,812,413
242,068	ANI Pharmaceuticals, Inc.[1,2]	14,451,460
1,031,730	Emergent BioSolutions, Inc.[1]	27,567,825
1,790,839	Horizon Pharma PLC[1]	29,942,828
1,113,109	Supernus Pharmaceuticals, Inc.[1]	22,039,558

		113,814,084

	Real Estate — 1.2%
1,224,444	Hilltop Holdings, Inc.[1]	30,243,767

	Real Estate Investment Trusts — 1.4%
1,739,135	Ashford Hospitality Trust, Inc.	10,104,374
633,374	DuPont Fabros Technology, Inc.	25,847,993

		35,952,367

	Restaurants — 1.4%
2,070,145	Bloomin’ Brands, Inc.	35,813,509

	Retailers — 2.3%
579,319	Big Lots, Inc.	25,142,445
364,279	Stamps.com, Inc.[1]	35,535,416

		60,677,861

	Telecommunications — 1.4%
528,442	j2 Global, Inc.	37,598,648

	Textiles, Clothing & Fabrics — 0.9%
395,745	Oxford Industries, Inc.	24,821,126

	Transportation — 1.9%
564,859	Matson, Inc.	22,560,468
1,266,747	Swift Transportation Co.[1]	28,349,797

		50,910,265

	TOTAL COMMON STOCKS (Cost $2,392,955,629)	2,549,578,757

See Notes to Financial Statements.

74

THE GLENMEDE FUND, INC.

Small Cap Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)

October 31, 2016

Face Amount		Value

REPURCHASE AGREEMENT* — 3.0%
$78,969,763	With Fixed Income Clearing Corp., dated 10/31/16, 0.01%, principal and interest in the amount of $78,969,785, due 11/1/16, (collateralized by a U.S. Treasury Bond with a par value of $73,565,000, coupon rate of 3.000%, due 5/15/45, market value of $80,553,675)	$78,969,763

	TOTAL REPURCHASE AGREEMENT (Cost $78,969,763)	78,969,763

Shares

INVESTMENT OF SECURITY LENDING COLLATERAL* — 1.4%
36,102,827	State Street Navigator Securities Lending Government Money Market Portfolio	36,102,827

	TOTAL INVESTMENT OF SECURITY LENDING COLLATERAL (Cost $36,102,827)	36,102,827

TOTAL INVESTMENTS (Cost $2,508,028,219)[3]	101.2%	$2,664,651,347

LIABILITIES IN EXCESS OF OTHER ASSETS	(1.2)	(32,739,398)

NET ASSETS	100.0%	$2,631,911,949

*	Percentages indicated are based on net assets.
[1]	Non income-producing security.
[2]	Securities or partial securities on loan. See Note 1.
[3]	Aggregate cost for federal tax purposes was $2,520,762,003.

See Notes to Financial Statements.

75

THE GLENMEDE FUND, INC.

Small Cap Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS — (Concluded)

October 31, 2016

INDUSTRY DIVERSIFICATION

On October 31, 2016, industry diversification of the Portfolio was as follows:

	% of Net Assets	Value
INDUSTRIES:
Banking	14.1%	$370,656,470
Commercial Services	6.6	173,655,474
Electronics	6.5	172,127,724
Oil & Gas	5.8	153,026,407
Medical Supplies	4.8	127,537,707
Pharmaceuticals	4.3	113,814,084
Insurance	4.3	113,436,047
Heavy Construction	3.3	88,112,854
Health Care Providers	3.3	85,656,952
Communications	2.9	75,615,251
Computers & Information	2.8	73,113,942
Forest Products & Paper	2.6	69,635,246
Building Materials	2.4	63,667,378
Home Construction, Furnishings & Appliances	2.4	61,839,117
Retailers	2.3	60,677,861
Chemicals	2.3	60,262,150
Heavy Machinery	2.3	60,099,662
Automotive	2.0	53,419,884
Financial Services	2.0	52,052,748
Transportation	1.9	50,910,265
Media — Broadcasting & Publishing	1.9	49,756,540
Entertainment & Leisure	1.5	40,127,514
Aerospace & Defense	1.5	38,796,586
Telecommunications	1.4	37,598,648
Real Estate Investment Trusts	1.4	35,952,367
Restaurants	1.4	35,813,509
Consumer Services	1.2	31,081,937
Real Estate	1.2	30,243,767
Apparel Retailers	1.1	30,040,347
Household Products	1.1	29,353,448
Miscellaneous	1.0	25,786,532
Textiles, Clothing & Fabrics	0.9	24,821,126
Electrical Equipment	0.9	24,108,130
Computer Software & Processing	0.8	21,794,634
Airlines	0.6	14,986,449

TOTAL COMMON STOCKS	96.8%	$2,549,578,757

REPURCHASE AGREEMENTS	3.0	78,969,763

INVESTMENTS OF SECURITY LENDING COLLATERAL	1.4	36,102,827

TOTAL INVESTMENTS	101.2%	$2,664,651,347

See Notes to Financial Statements.

76

THE GLENMEDE FUND, INC.

Mid Cap Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

October 31, 2016

Shares		Value

COMMON STOCKS* — 98.8%
	Advertising — 2.7%
14,083	Interpublic Group of Cos., Inc. (The)	$315,318
7,823	Outfront Media, Inc.	168,273

		483,591

	Airlines — 1.4%
14,196	JetBlue Airways Corp.[1]	248,146

	Automotive — 3.2%
15,687	Gentex Corp.	265,267
3,924	Thor Industries, Inc.	311,213

		576,480

	Banking — 10.3%
9,580	East West Bancorp, Inc.	378,506
41,589	Huntington Bancshares, Inc.	440,843
9,555	PacWest Bancorp	414,591
5,084	Prosperity Bancshares, Inc.	282,010
22,309	Umpqua Holdings Corp.	340,882

		1,856,832

	Chemicals — 1.6%
6,437	Berry Plastics Group, Inc.[1]	281,619

	Commercial Services — 7.7%
9,032	AECOM(1)	251,541
4,270	Fluor Corp.	221,997
3,964	Global Payments, Inc.	287,469
5,237	Jacobs Engineering Group, Inc.[1]	270,125
6,139	Vantiv, Inc. — Class A1	358,272

		1,389,404

	Communications — 7.9%
14,406	ARRIS International PLC[1]	400,199
15,703	Ciena Corp.[1]	304,324
10,998	CommScope Holding Co., Inc.[1]	335,989
4,230	Harris Corp.	377,358

		1,417,870

	Computer Software & Processing — 6.0%
6,695	Amdocs, Ltd.	391,323
5,809	Deluxe Corp.	355,511
2,457	F5 Networks, Inc.[1]	339,582

		1,086,416

	Computers & Information — 1.5%
20,408	Fitbit, Inc. — Class A1,2	270,610

	Containers & Packaging — 2.1%
7,098	Crown Holdings, Inc.[1]	385,066

	Electric Utilities — 1.2%
6,655	OGE Energy Corp.	206,571

	Electronics — 4.6%
4,681	Arrow Electronics, Inc.[1]	286,103
13,197	Integrated Device Technology, Inc.[1]	273,310
4,802	Qorvo, Inc.[1]	267,231

		826,644

	Entertainment & Leisure — 1.0%
5,624	Gaming and Leisure Properties, Inc.	184,636

See Notes to Financial Statements.

77

THE GLENMEDE FUND, INC.

Mid Cap Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)

October 31, 2016

Shares		Value

COMMON STOCKS* — (Continued)
	Financial Services — 2.8%
6,647	Corporate Office Properties Trust	$177,408
3,456	Digital Realty Trust, Inc.	322,894

		500,302

	Forest Products & Paper — 2.0%
11,425	Masco Corp.	352,804

	Health Care Providers — 1.7%
5,019	Amsurg Corp.[1]	299,885

	Heavy Construction — 1.8%
17,322	PulteGroup, Inc.	322,189

	Heavy Machinery — 3.7%
11,312	FMC Technologies, Inc.[1]	365,038
8,564	ITT, Inc.	301,624

		666,662

	Industrial — 1.8%
4,786	Crane Co.	325,496

	Insurance — 10.6%
5,334	Centene Corp.[1]	333,268
8,347	Lincoln National Corp.	409,754
60,346	MGIC Investment Corp.[1]	492,423
21,816	Old Republic International Corp.	367,818
10,361	Voya Financial, Inc.	316,529

		1,919,792

	Media — Broadcasting & Publishing — 2.2%
2,876	Scripps Networks Interactive, Inc. — Class A	185,099
10,909	TEGNA, Inc.	214,035

		399,134

	Medical Supplies — 1.7%
8,581	Hologic, Inc.[1]	309,002

	Metals & Mining — 3.7%
5,600	Belden, Inc.	362,936
11,175	Steel Dynamics, Inc.	306,865

		669,801

	Oil & Gas — 3.5%
18,595	Antero Resources Corp.[1]	492,210
58,952	Denbury Resources, Inc.[1,2]	140,895

		633,105

	Pharmaceuticals — 1.2%
9,346	Akorn, Inc.[1]	223,837

	Real Estate — 1.0%
8,266	Forest City Realty Trust, Inc. — Class A	178,463

	Restaurants — 1.5%
4,238	Darden Restaurants, Inc.	274,580

	Retailers — 1.8%
4,939	Foot Locker, Inc.	329,777

	Textiles, Clothing & Fabrics — 2.1%
8,613	Hanesbrands, Inc.	221,354
7,863	Skechers U.S.A., Inc. — Class A1	165,359

		386,713

See Notes to Financial Statements.

78

THE GLENMEDE FUND, INC.

Mid Cap Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)

October 31, 2016

Shares		Value

COMMON STOCKS* — (Continued)
	Transportation — 4.5%
1,684	Huntington Ingalls Industries, Inc.	$271,730
3,827	Old Dominion Freight Line, Inc.[1]	285,801
3,384	Wabtec Corp.	261,618

		819,149

	TOTAL COMMON STOCKS (Cost $16,942,862)	17,824,576

Face Amount

REPURCHASE AGREEMENT* — 1.7%
$311,752	With Fixed Income Clearing Corp., dated 10/31/16, 0.01%, principal and interest in the amount of $311,752, due 11/1/16, (collateralized by a U.S. Treasury Bond with a par value of $325,000, coupon rate of 2.500%, due 2/15/46, market value of $319,313)	311,752

	TOTAL REPURCHASE AGREEMENT (Cost $311,752)	311,752

Shares

INVESTMENT OF SECURITY LENDING COLLATERAL* — 2.5%
446,056	State Street Navigator Securities Lending Government Money Market Portfolio	446,056

	TOTAL INVESTMENT OF SECURITY LENDING COLLATERAL (Cost $446,056)	446,056

TOTAL INVESTMENTS (Cost $17,700,670)[3]	103.0%	$18,582,384

LIABILITIES IN EXCESS OF OTHER ASSETS	(3.0)	(533,840)

NET ASSETS	100.0%	$18,048,544

*	Percentages indicated are based on net assets.
[1]	Non income-producing security.
[2]	Securities or partial securities on loan. See Note 1.
[3]	Aggregate cost for federal tax purposes was $17,823,729.

See Notes to Financial Statements.

79

THE GLENMEDE FUND, INC.

Mid Cap Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS — (Concluded)

October 31, 2016

INDUSTRY DIVERSIFICATION

On October 31, 2016, industry diversification of the Portfolio was as follows:

	% of Net Assets	Value
INDUSTRIES:
Insurance	10.6%	$1,919,792
Banking	10.3	1,856,832
Communications	7.9	1,417,870
Commercial Services	7.7	1,389,404
Computer Software & Processing	6.0	1,086,416
Electronics	4.6	826,644
Transportation	4.5	819,149
Metals & Mining	3.7	669,801
Heavy Machinery	3.7	666,662
Oil & Gas	3.5	633,105
Automotive	3.2	576,480
Financial Services	2.8	500,302
Advertising	2.7	483,591
Media — Broadcasting & Publishing	2.2	399,134
Textiles, Clothing & Fabrics	2.1	386,713
Containers & Packaging	2.1	385,066
Forest Products & Paper	2.0	352,804
Retailers	1.8	329,777
Industrial	1.8	325,496
Heavy Construction	1.8	322,189
Medical Supplies	1.7	309,002
Health Care Providers	1.7	299,885
Chemicals	1.6	281,619
Restaurants	1.5	274,580
Computers & Information	1.5	270,610
Airlines	1.4	248,146
Pharmaceuticals	1.2	223,837
Electric Utilities	1.2	206,571
Entertainment & Leisure	1.0	184,636
Real Estate	1.0	178,463

TOTAL COMMON STOCKS	98.8%	$17,824,576

REPURCHASE AGREEMENTS	1.7	311,752

INVESTMENTS OF SECURITY LENDING COLLATERAL	2.5	446,056

TOTAL INVESTMENTS	103.0%	$18,582,384

See Notes to Financial Statements.

80

THE GLENMEDE FUND, INC.

Large Cap Value Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

October 31, 2016

Shares		Value

COMMON STOCKS* — 99.5%
	Aerospace & Defense — 1.0%
4,690	General Dynamics Corp.	$706,971

	Airlines — 3.1%
19,225	Delta Air Lines, Inc.	803,028
8,360	FedEx Corp.	1,457,315

		2,260,343

	Automotive — 2.7%
1,646	Adient PLC[1]	74,909
32,410	General Motors Co.	1,024,156
15,005	PACCAR, Inc.	824,074

		1,923,139

	Banking — 8.9%
34,465	Bank of New York Mellon Corp. (The)	1,491,300
13,400	Capital One Financial Corp.	992,136
35,250	Citigroup, Inc.	1,732,537
22,105	Discover Financial Services	1,245,175
33,355	OneMain Holdings, Inc.[1]	945,281

		6,406,429

	Beverages, Food & Tobacco — 2.0%
10,765	Bunge, Ltd.	667,538
10,720	Tyson Foods, Inc. — Class A	759,512

		1,427,050

	Chemicals — 2.2%
9,785	Celanese Corp. — Class A	713,522
16,720	Dow Chemical Co. (The)	899,703

		1,613,225

	Communications — 2.0%
21,355	QUALCOMM, Inc.	1,467,516

	Computers & Information — 1.8%
58,935	Hewlett Packard Enterprise Co.	1,324,269

	Cosmetics & Personal Care — 2.2%
18,610	Procter & Gamble Co. (The)	1,615,348

	Electronic Technology — 1.8%
13,015	Lam Research Corp.	1,260,633

	Energy — 3.8%
32,580	Exxon Mobil Corp.	2,714,566

	Financial Services — 7.6%
10,615	Ameriprise Financial, Inc.	938,260
43,070	JPMorgan Chase & Co.	2,983,028
47,195	Morgan Stanley	1,584,336

		5,505,624

	Food Retailers — 0.8%
19,495	Kroger Co. (The)	603,955

	Forest Products & Paper — 1.2%
10,530	Packaging Corp. of America	868,725

	Heavy Machinery — 2.9%
15,650	Eaton Corp. PLC	998,000
35,040	National Oilwell Varco, Inc.	1,124,784

		2,122,784

See Notes to Financial Statements.

81

THE GLENMEDE FUND, INC.

Large Cap Value Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)

October 31, 2016

Shares		Value

COMMON STOCKS* — (Continued)
	Industrial — Diversified — 0.9%
16,462	Johnson Controls International PLC	$663,748

	Insurance — 11.3%
16,015	Aflac, Inc.	1,102,953
30,630	AmTrust Financial Services, Inc.	808,326
6,225	Anthem, Inc.	758,579
21,260	Lincoln National Corp.	1,043,653
22,240	Principal Financial Group, Inc.	1,214,304
8,670	Reinsurance Group of America, Inc.	935,146
33,630	Unum Group	1,190,502
36,730	Voya Financial, Inc.	1,122,101

		8,175,564

	Media — Broadcasting & Publishing — 1.1%
13,335	CBS Corp. — Class B	755,028

	Medical Supplies — 2.7%
11,600	Ingersoll-Rand PLC	780,564
11,055	Zimmer Biomet Holdings, Inc.	1,165,197

		1,945,761

	Metals & Mining — 1.8%
56,410	Corning, Inc.	1,281,071

	Oil & Gas — 10.1%
25,475	Baker Hughes, Inc.	1,411,315
22,395	Chevron Corp.	2,345,876
20,035	Devon Energy Corp.	759,126
18,980	Helmerich & Payne, Inc.	1,197,828
21,920	ONEOK, Inc.	1,061,586
9,085	Valero Energy Corp.	538,195

		7,313,926

	Pharmaceuticals — 8.6%
21,320	Johnson & Johnson	2,472,907
29,815	Merck & Co., Inc.	1,750,737
62,000	Pfizer, Inc.	1,966,020

		6,189,664

	Real Estate — 3.0%
24,215	CBRE Group, Inc. — Class A1	623,778
83,650	VEREIT, Inc.	786,310
12,890	WP Carey, Inc.	782,939

		2,193,027

	Real Estate Investment Trusts — 1.2%
55,420	Host Hotels & Resorts, Inc.	857,902

	Retailers — 2.6%
6,960	CVS Health Corp.	585,336
9,010	Express Scripts Holding Co.[1]	607,274
9,950	Wal-Mart Stores, Inc.	696,699

		1,889,309

	Technology — 5.2%
58,590	Cisco Systems, Inc.	1,797,541
56,880	Intel Corp.	1,983,406

		3,780,947

	Telecommunications — 2.8%
53,965	AT&T, Inc.	1,985,372

See Notes to Financial Statements.

82

THE GLENMEDE FUND, INC.

Large Cap Value Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)

October 31, 2016

Shares		Value

COMMON STOCKS* — (Continued)
	Telephone Systems — 1.3%
18,765	Verizon Communications, Inc.	$902,597

	Transportation — 2.9%
18,815	Carnival Corp.	923,817
12,180	Norfolk Southern Corp.	1,132,740

		2,056,557

	TOTAL COMMON STOCKS (Cost $67,049,487)	71,811,050

Face Amount

REPURCHASE AGREEMENT* — 0.5%
$320,660	With Fixed Income Clearing Corp., dated 10/31/16, 0.01%, principal and interest in the amount of $320,660, due 11/1/16, (collateralized by a U.S. Treasury Bond with a par value of $300,000, coupon rate of 3.000%, due 5/15/45, market value of $328,500)	320,660

	TOTAL REPURCHASE AGREEMENT (Cost $320,660)	320,660

TOTAL INVESTMENTS (Cost $67,370,147)[2]	100.0%	$72,131,710

OTHER ASSETS IN EXCESS OF LIABILITIES	0.0	22,605

NET ASSETS	100.0%	$72,154,315

*	Percentages indicated are based on net assets.
[1]	Non income-producing security.
[2]	Aggregate cost for federal tax purposes was $67,655,734.

See Notes to Financial Statements.

83

THE GLENMEDE FUND, INC.

Large Cap Value Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS — (Concluded)

October 31, 2016

INDUSTRY DIVERSIFICATION

On October 31, 2016, industry diversification of the Portfolio was as follows:

	% of Net Assets	Value
INDUSTRIES:
Insurance	11.3%	$8,175,564
Oil & Gas	10.1	7,313,926
Banking	8.9	6,406,429
Pharmaceuticals	8.6	6,189,664
Financial Services	7.6	5,505,624
Technology	5.2	3,780,947
Energy	3.8	2,714,566
Airlines	3.1	2,260,343
Real Estate	3.0	2,193,027
Heavy Machinery	2.9	2,122,784
Transportation	2.9	2,056,557
Telecommunications	2.8	1,985,372
Medical Supplies	2.7	1,945,761
Automotive	2.7	1,923,139
Retailers	2.6	1,889,309
Cosmetics & Personal Care	2.2	1,615,348
Chemicals	2.2	1,613,225
Communications	2.0	1,467,516
Beverages, Food & Tobacco	2.0	1,427,050
Computers & Information	1.8	1,324,269
Metals & Mining	1.8	1,281,071
Electronic Technology	1.8	1,260,633
Telephone Systems	1.3	902,597
Forest Products & Paper	1.2	868,725
Real Estate Investment Trusts	1.2	857,902
Media — Broadcasting & Publishing	1.1	755,028
Aerospace & Defense	1.0	706,971
Industrial — Diversified	0.9	663,748
Food Retailers	0.8	603,955

TOTAL COMMON STOCKS	99.5%	$71,811,050

REPURCHASE AGREEMENTS	0.5	320,660

TOTAL INVESTMENTS	100.0%	$72,131,710

See Notes to Financial Statements.

84

THE GLENMEDE FUND, INC.

U.S. Emerging Growth Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

October 31, 2016

Shares		Value

COMMON STOCKS* — 99.3%
	Aerospace & Defense — 1.3%
24,453	Mercury Systems, Inc.[1]	$679,304

	Airlines — 1.4%
16,698	Hawaiian Holdings, Inc.[1]	751,827

	Auto Components — 1.7%
8,930	Dorman Products, Inc.[1]	573,663
5,798	Tenneco, Inc.[1]	319,296

		892,959

	Automobiles — 0.6%
11,940	Winnebago Industries, Inc.	337,305

	Banks — 11.6%
39,763	Brookline Bancorp, Inc.	508,966
11,778	Cardinal Financial Corp.	309,526
21,875	Central Pacific Financial Corp.	560,656
6,188	Chemical Financial Corp.	265,775
16,806	Columbia Banking System, Inc.	554,934
10,368	Eagle Bancorp, Inc.[1]	509,587
25,239	First Midwest Bancorp, Inc.	487,365
11,997	Glacier Bancorp, Inc.	339,035
15,994	Great Western Bancorp, Inc.	515,647
21,265	Hanmi Financial Corp.	531,625
31,213	Hope Bancorp, Inc.	503,778
14,178	MB Financial, Inc.	515,937
27,205	United Community Banks, Inc.	586,812

		6,189,643

	Biotechnology — 2.0%
17,804	Emergent BioSolutions, Inc.[1]	475,723
20,985	Lexicon Pharmaceuticals, Inc.[1,2]	311,207
8,551	Ophthotech Corp.[1]	306,297

		1,093,227

	Building Products — 1.3%
18,492	Gibraltar Industries, Inc.[1]	719,339

	Capital Markets — 1.7%
11,525	Evercore Partners, Inc. — Class A	619,469
10,568	Moelis & Co. — Class A	268,427

		887,896

	Chemicals — 2.9%
8,528	Innospec, Inc.	513,812
3,553	Stepan Co.	252,370
15,201	Trinseo SA	797,292

		1,563,474

	Commercial Services & Supplies — 2.1%
6,669	Deluxe Corp.	408,143
18,870	Steelcase, Inc. — Class A	251,915
16,472	Sykes Enterprises, Inc.[1]	440,461

		1,100,519

	Communications Equipment — 2.8%
7,528	Dycom Industries, Inc.[1]	579,129
7,088	InterDigital, Inc.	500,767
8,123	Plantronics, Inc.	420,041

		1,499,937

See Notes to Financial Statements.

85

THE GLENMEDE FUND, INC.

U.S. Emerging Growth Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)

October 31, 2016

Shares		Value

COMMON STOCKS* — (Continued)
	Diversified Consumer Services — 0.6%
8,338	Sotheby’s	$299,167

	Electric Utilities — 0.4%
9,510	Spark Energy, Inc. — Class A	230,142

	Electrical Equipment — 2.7%
10,697	Belden, Inc.	693,272
13,648	Brady Corp. — Class A	451,749
20,233	General Cable Corp.	283,262

		1,428,283

	Electronic Equipment, Instruments & Components — 2.4%
2,906	Coherent, Inc.[1]	302,573
4,564	Littelfuse, Inc.	636,678
8,126	Plexus Corp.[1]	372,252

		1,311,503

	Energy Equipment & Services — 1.6%
33,651	Matrix Service Co.[1]	595,623
5,765	US Silica Holdings, Inc.	266,285

		861,908

	Equity Real Estate Investment Trusts — 6.5%
5,625	Agree Realty Corp.	271,969
9,241	Coresite Realty Corp.	681,431
57,009	DiamondRock Hospitality Co.	521,632
14,981	DuPont Fabros Technology, Inc.	611,375
7,487	EastGroup Properties, Inc.	508,442
11,561	Ryman Hospitality Properties, Inc.	582,906
21,363	Summit Hotel Properties, Inc.	277,505

		3,455,260

	Food & Staples Retailing — 0.7%
16,417	Performance Food Group Co.[1]	394,008

	Food Products — 2.0%
11,684	B&G Foods, Inc.	495,402
32,892	Dean Foods Co.	600,608

		1,096,010

	Health Care Equipment & Supplies — 6.3%
5,603	Abaxis, Inc.	267,487
6,511	CONMED Corp.	260,440
10,533	Cynosure, Inc. — Class A1	449,233
4,960	ICU Medical, Inc.[1]	690,928
16,731	Natus Medical, Inc.[1]	658,365
13,541	NuVasive, Inc.[1]	808,804
9,706	SurModics, Inc.[1]	241,679

		3,376,936

	Health Care Providers & Services — 4.9%
15,506	AMN Healthcare Services, Inc.[1]	508,597
3,503	Chemed Corp.	495,394
9,980	Magellan Health, Inc.[1]	513,471
10,878	Molina Healthcare, Inc.[1]	591,872
9,493	US Physical Therapy, Inc.	540,152

		2,649,486

See Notes to Financial Statements.

86

THE GLENMEDE FUND, INC.

U.S. Emerging Growth Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)

October 31, 2016

Shares		Value

COMMON STOCKS* — (Continued)
	Health Care Technology — 1.6%
7,358	Omnicell, Inc.[1]	$240,055
34,223	Vocera Communications, Inc.[1]	629,703

		869,758

	Hotels, Restaurants & Leisure — 2.8%
27,451	Bloomin’ Brands, Inc.	474,902
7,840	Cheesecake Factory, Inc. (The)	417,010
37,724	ILG, Inc.	617,919

		1,509,831

	Household Durables — 1.5%
6,518	Helen of Troy, Ltd.[1]	531,217
8,265	TopBuild Corp.[1]	249,024

		780,241

	Insurance — 3.4%
9,312	AMERISAFE, Inc.	517,747
16,757	Employers Holdings, Inc.	525,332
21,396	Maiden Holdings, Ltd.	292,056
13,635	Selective Insurance Group, Inc.	503,813

		1,838,948

	Internet Software & Services — 2.7%
7,927	j2 Global, Inc.	564,006
23,833	NIC, Inc.	546,968
18,166	Perficient, Inc.[1]	338,069

		1,449,043

	IT Services — 4.9%
21,130	Convergys Corp.	616,996
6,618	CSG Systems International, Inc.	251,682
13,486	ExlService Holdings, Inc.[1]	593,789
9,363	Science Applications International Corp.	645,204
36,956	Travelport Worldwide, Ltd.	521,819

		2,629,490

	Leisure Equipment & Products — 0.8%
16,985	Smith & Wesson Holding Corp.[1,2]	448,914

	Life Sciences Tools & Services — 4.1%
11,591	AMAG Pharmaceuticals, Inc.[1]	297,889
11,560	Cambrex Corp.[1]	465,868
13,325	INC Research Holdings, Inc. — Class A1	608,953
25,664	Luminex Corp.[1]	534,581
4,632	PAREXEL International Corp.[1]	269,860

		2,177,151

	Machinery — 4.0%
14,050	Barnes Group, Inc.	559,752
5,497	CLARCOR, Inc.	341,968
8,546	Douglas Dynamics, Inc.	274,327
45,897	Mueller Water Products, Inc.	565,451
20,594	Rexnord Corp.[1]	409,615

		2,151,113

	Marine — 0.6%
8,545	Matson, Inc.	341,287

	Metals & Mining — 0.6%
6,348	Worthington Industries, Inc.	298,356

See Notes to Financial Statements.

87

THE GLENMEDE FUND, INC.

U.S. Emerging Growth Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)

October 31, 2016

Shares		Value

COMMON STOCKS* — (Continued)
	Multi-line Retail — 0.9%
10,726	Big Lots, Inc.	$465,508

	Paper & Forest Products — 1.2%
7,771	Neenah Paper, Inc.	620,903

	Personal Products — 0.8%
3,136	USANA Health Sciences, Inc.[1]	402,976

	Pharmaceuticals — 0.5%
21,110	Intra-Cellular Therapies, Inc.[1,2]	261,764

	Professional Services — 3.1%
7,205	Insperity, Inc.	541,816
28,860	Navigant Consulting, Inc.[1]	675,324
25,338	TrueBlue, Inc.[1]	443,415

		1,660,555

	Semiconductors & Semiconductor Equipment — 2.5%
6,028	Advanced Energy Industries, Inc.[1]	287,536
7,899	MKS Instruments, Inc.	398,504
35,028	Rudolph Technologies, Inc.[1]	634,007

		1,320,047

	Software — 0.7%
10,265	Synchronoss Technologies, Inc.[1]	376,828

	Specialty Retail — 2.6%
24,310	American Eagle Outfitters, Inc.	414,242
19,443	Finish Line, Inc. (The) — Class A	382,833
14,665	Hibbett Sports, Inc.[1]	569,735

		1,366,810

	Thrifts & Mortgage Finance — 2.0%
24,594	BofI Holding, Inc.[1,2]	458,186
23,420	Essent Group, Ltd.[1]	619,225

		1,077,411

	Wireless Telecommunication Services — 0.5%
10,754	Shenandoah Telecommunications Co.	283,906

	TOTAL COMMON STOCKS (Cost $45,474,442)	53,148,973

Face Amount

REPURCHASE AGREEMENT* — 0.8%
$412,997	With Fixed Income Clearing Corp., dated 10/31/16, 0.01%, principal and interest in the amount of $412,997, due 11/1/16, (collateralized by a U.S. Treasury Bond with a par value of $385,000, coupon rate of 3.000%, due 5/15/45, market value of $421,575)	412,997

	TOTAL REPURCHASE AGREEMENT (Cost $412,997)	412,997

See Notes to Financial Statements.

88

THE GLENMEDE FUND, INC.

U.S. Emerging Growth Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)

October 31, 2016

Shares		Value

INVESTMENT OF SECURITY LENDING COLLATERAL* — 2.8%
1,496,136	State Street Navigator Securities Lending Government Money Market Portfolio	$1,496,136

	TOTAL INVESTMENT OF SECURITY LENDING COLLATERAL (Cost $1,496,136)	1,496,136

TOTAL INVESTMENTS (Cost $47,383,575)[3]	102.9%	$55,058,106

LIABILITIES IN EXCESS OF OTHER ASSETS	(2.9)	(1,563,025)

NET ASSETS	100.0%	$53,495,081

*	Percentages indicated are based on net assets.
[1]	Non income-producing security.
[2]	Securities or partial securities on loan. See Note 1.
[3]	Aggregate cost for federal tax purposes was $47,378,084.

See Notes to Financial Statements.

89

THE GLENMEDE FUND, INC.

U.S. Emerging Growth Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS — (Concluded)

October 31, 2016

INDUSTRY DIVERSIFICATION

On October 31, 2016, industry diversification of the Portfolio was as follows:

	% of Net Assets	Value
INDUSTRIES:
Banks	11.6%	$6,189,643
Equity Real Estate Investment Trusts	6.5	3,455,260
Health Care Equipment & Supplies	6.3	3,376,936
Health Care Providers & Services	4.9	2,649,486
IT Services	4.9	2,629,490
Life Sciences Tools & Services	4.1	2,177,151
Machinery	4.0	2,151,113
Insurance	3.4	1,838,948
Professional Services	3.1	1,660,555
Chemicals	2.9	1,563,474
Hotels, Restaurants & Leisure	2.8	1,509,831
Communications Equipment	2.8	1,499,937
Internet Software & Services	2.7	1,449,043
Electrical Equipment	2.7	1,428,283
Specialty Retail	2.6	1,366,810
Semiconductors & Semiconductor Equipment	2.5	1,320,047
Electronic Equipment, Instruments & Components	2.4	1,311,503
Commercial Services & Supplies	2.1	1,100,519
Food Products	2.0	1,096,010
Biotechnology	2.0	1,093,227
Thrifts & Mortgage Finance	2.0	1,077,411
Auto Components	1.7	892,959
Capital Markets	1.7	887,896
Health Care Technology	1.6	869,758
Energy Equipment & Services	1.6	861,908
Household Durables	1.5	780,241
Airlines	1.4	751,827
Building Products	1.3	719,339
Aerospace & Defense	1.3	679,304
Paper & Forest Products	1.2	620,903
Multi-line Retail	0.9	465,508
Leisure Equipment & Products	0.8	448,914
Personal Products	0.8	402,976
Food & Staples Retailing	0.7	394,008
Software	0.7	376,828
Marine	0.6	341,287
Automobiles	0.6	337,305
Diversified Consumer Services	0.6	299,167
Metals & Mining	0.6	298,356
Wireless Telecommunication Services	0.5	283,906
Pharmaceuticals	0.5	261,764
Electric Utilities	0.4	230,142

TOTAL COMMON STOCKS	99.3%	$53,148,973

REPURCHASE AGREEMENT	0.8	412,997

INVESTMENT OF SECURITY LENDING COLLATERAL	2.8	1,496,136

TOTAL INVESTMENTS	102.9%	$55,058,106

See Notes to Financial Statements.

90

THE GLENMEDE FUND, INC.

Large Cap Core Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

October 31, 2016

Shares		Value

COMMON STOCKS* — 99.3%
	Aerospace & Defense — 0.6%
68,390	Huntington Ingalls Industries, Inc.	$11,035,410

	Airlines — 1.1%
307,186	Alaska Air Group, Inc.	22,184,973

	Automobiles — 0.8%
280,571	Harley-Davidson, Inc.	15,998,158

	Banks — 6.5%
550,121	BB&T Corp.	21,564,743
811,475	Citizens Financial Group, Inc.	21,374,251
1,070,661	Fifth Third Bancorp	23,297,583
296,808	JPMorgan Chase & Co.	20,556,922
218,993	PNC Financial Services Group, Inc. (The)	20,935,731
441,150	Wells Fargo & Co.	20,297,312

		128,026,542

	Beverages — 2.0%
226,519	Dr Pepper Snapple Group, Inc.	19,886,103
180,667	PepsiCo, Inc.	19,367,502

		39,253,605

	Biotechnology — 2.6%
123,571	Amgen, Inc.	17,443,282
67,596	Biogen, Inc.[1]	18,939,047
137,881	Celgene Corp.[1]	14,088,681

		50,471,010

	Capital Markets — 3.9%
403,819	Bank of New York Mellon Corp. (The)	17,473,248
197,488	CME Group, Inc.	19,768,549
242,108	MSCI, Inc.	19,414,641
310,191	Nasdaq, Inc.	19,842,918

		76,499,356

	Chemicals — 1.3%
123,730	LyondellBasell Industries N.V. — Class A	9,842,721
176,658	PPG Industries, Inc.	16,452,160

		26,294,881

	Commercial Services & Supplies — 0.9%
260,691	Avery Dennison Corp.	18,193,625

	Communications Equipment — 2.4%
707,208	Cisco Systems, Inc.	21,697,141
181,807	F5 Networks, Inc.[1]	25,127,546

		46,824,687

	Construction & Engineering — 1.0%
364,121	Fluor Corp.	18,930,651

	Containers & Packaging — 0.6%
131,524	Packaging Corp. of America	10,850,730

	Diversified Telecommunication Services — 1.9%
697,657	CenturyLink, Inc.	18,543,723
411,644	Verizon Communications, Inc.	19,800,077

		38,343,800

	Electric Utilities — 1.1%
612,091	PPL Corp.	21,019,205

See Notes to Financial Statements.

91

THE GLENMEDE FUND, INC.

Large Cap Core Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)

October 31, 2016

Shares		Value

COMMON STOCKS* — (Continued)
	Electrical Equipment — 0.7%
297,524	AO Smith Corp.	$13,439,159

	Energy Equipment & Services — 2.5%
163,878	Helmerich & Payne, Inc.	10,342,341
598,005	National Oilwell Varco, Inc.	19,195,960
242,344	Schlumberger, Ltd.	18,958,571

		48,496,872

	Equity Real Estate Investment Trusts — 3.9%
769,421	Brixmor Property Group, Inc.	19,558,682
712,900	Kimco Realty Corp.	18,970,269
208,987	Mid-America Apartment Communities, Inc.	19,383,544
101,043	Simon Property Group, Inc.	18,789,956

		76,702,451

	Food & Staples Retailing — 2.4%
85,277	CVS Health Corp.	7,171,796
416,483	SYSCO Corp.	20,041,162
275,976	Wal-Mart Stores, Inc.	19,323,839

		46,536,797

	Food Products — 2.3%
146,370	Ingredion, Inc.	19,199,353
370,425	Tyson Foods, Inc. — Class A	26,244,611

		45,443,964

	Gas Utilities — 0.5%
213,799	UGI Corp.	9,896,756

	Health Care Equipment & Supplies — 0.5%
120,041	Danaher Corp.	9,429,221

	Health Care Providers & Services — 5.5%
173,262	Aetna, Inc.	18,599,676
161,198	Anthem, Inc.	19,643,588
223,888	Centene Corp.[1]	13,988,522
157,814	DaVita, Inc.[1]	9,251,057
261,953	Express Scripts Holding Co.[1]	17,655,632
109,450	McKesson Corp.	13,918,756
112,084	UnitedHealth Group, Inc.	15,840,832

		108,898,063

	Hotels, Restaurants & Leisure — 0.9%
282,872	Wyndham Worldwide Corp.	18,624,293

	Household Products — 2.5%
426,691	Church & Dwight Co., Inc.	20,592,108
80,900	Kimberly-Clark Corp.	9,255,769
212,915	Procter & Gamble Co. (The)	18,481,022

		48,328,899

	Industrial Conglomerates — 0.9%
165,683	Honeywell International, Inc.	18,172,111

	Insurance — 3.8%
229,760	Cincinnati Financial Corp.	16,262,413
293,224	Marsh & McLennan Cos., Inc.	18,587,469
386,414	Progressive Corp. (The)	12,175,905
174,397	Travelers Cos., Inc. (The)	18,866,267
275,534	Unum Group	9,753,904

		75,645,958

See Notes to Financial Statements.

92

THE GLENMEDE FUND, INC.

Large Cap Core Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)

October 31, 2016

Shares		Value

COMMON STOCKS* — (Continued)
	Internet Software & Services — 1.7%
782,519	eBay, Inc.[1]	$22,309,617
80,709	Facebook, Inc. — Class A1	10,572,072

		32,881,689

	IT Services — 4.5%
177,838	Accenture PLC — Class A	20,671,889
223,494	Amdocs, Ltd.	13,063,224
192,348	Global Payments, Inc.	13,949,077
515,257	PayPal Holdings, Inc.[1]	21,465,607
244,963	Visa, Inc. — Class A	20,211,897

		89,361,694

	Life Sciences Tools & Services — 2.3%
38,945	Mettler-Toledo International, Inc.[1]	15,736,896
128,377	Thermo Fisher Scientific, Inc.	18,875,270
74,304	Waters Corp.[1]	10,338,659

		44,950,825

	Machinery — 3.1%
179,416	Illinois Tool Works, Inc.	20,376,275
175,096	Stanley Black & Decker, Inc.	19,932,929
261,247	Wabtec Corp.	20,197,005

		60,506,209

	Media — 3.1%
223,161	Comcast Corp. — Class A	13,795,813
551,081	Interpublic Group of Cos., Inc. (The)	12,338,704
230,682	Omnicom Group, Inc.	18,413,037
80,946	Time Warner, Inc.	7,203,384
96,829	Walt Disney Co. (The)	8,975,080

		60,726,018

	Multi-line Retail — 1.0%
526,297	Macy’s, Inc.	19,204,578

	Multi-Utilities — 1.1%
497,907	CMS Energy Corp.	20,986,780

	Office Electronics — 1.0%
1,967,832	Xerox Corp.	19,225,719

	Oil, Gas & Consumable Fuels — 3.7%
483,259	Kinder Morgan, Inc.	9,872,982
335,509	Marathon Petroleum Corp.	14,624,837
148,655	Phillips 66	12,063,353
263,396	Tesoro Corp.	22,380,758
247,599	Valero Energy Corp.	14,667,765

		73,609,695

	Paper & Forest Products — 1.0%
443,099	International Paper Co.	19,952,748

	Pharmaceuticals — 3.8%
319,492	AbbVie, Inc.	17,821,264
168,537	Johnson & Johnson	19,548,606
307,412	Merck & Co., Inc.	18,051,233
589,783	Pfizer, Inc.	18,702,019

		74,123,122

	Professional Services — 0.6%
161,037	Manpowergroup, Inc.	12,367,642

See Notes to Financial Statements.

93

THE GLENMEDE FUND, INC.

Large Cap Core Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)

October 31, 2016

Shares		Value

COMMON STOCKS* — (Continued)
	Road & Rail — 1.1%
711,699	CSX Corp.	$21,713,937

	Semiconductors & Semiconductor Equipment — 4.2%
992,563	Applied Materials, Inc.	28,863,732
273,387	Intel Corp.	9,533,005
447,239	NVIDIA Corp.	31,825,527
167,273	Texas Instruments, Inc.	11,851,292

		82,073,556

	Software — 4.9%
244,199	Citrix Systems, Inc.[1]	20,708,075
331,137	Microsoft Corp.	19,841,729
462,198	Oracle Corp.	17,757,647
178,375	Synopsys, Inc.[1]	10,579,421
360,101	VMware, Inc. —Class A1,2	28,303,939

		97,190,811

	Specialty Retail — 4.5%
334,799	Foot Locker, Inc.	22,354,529
156,093	Home Depot, Inc.	19,044,907
279,261	Lowe’s Cos., Inc.	18,612,746
73,137	O’Reilly Automotive, Inc.[1]	19,340,348
135,749	TJX Cos., Inc. (The)	10,011,489

		89,364,019

	Technology Hardware, Storage & Peripherals — 3.0%
1,258,613	Hewlett Packard Enterprise Co.	28,281,034
330,477	Teradata Corp.[1]	8,909,660
373,993	Western Digital Corp.	21,856,151

		59,046,845

	Textiles, Apparel & Luxury Goods — 0.6%
247,431	Michael Kors Holdings, Ltd.[1]	12,564,546

	Tobacco — 0.5%
146,128	Altria Group Inc.	9,661,983

	Trading Companies & Distributors — 0.5%
134,274	MSC Industrial Direct Co., Inc. —Class A	9,775,147

	TOTAL COMMON STOCKS (Cost $1,743,382,698)	1,952,828,740

Face Amount

REPURCHASE AGREEMENT* — 0.7%
$14,223,371	With Fixed Income Clearing Corp., dated 10/31/16, 0.01%, principal and interest in the amount of $14,223,375, due 11/1/16, (collateralized by a U.S. Treasury Bond with a par value of $13,250,000, coupon rate of 3.000%, due 5/15/45, market value of $14,508,750)	14,223,371

	TOTAL REPURCHASE AGREEMENT (Cost $14,223,371)	14,223,371

See Notes to Financial Statements.

94

THE GLENMEDE FUND, INC.

Large Cap Core Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)

October 31, 2016

Shares		Value

INVESTMENT OF SECURITY LENDING COLLATERAL* — 1.0%
19,850,223	State Street Navigator Securities Lending Government Money Market Portfolio	$19,850,223

	TOTAL INVESTMENT OF SECURITY LENDING COLLATERAL (Cost $19,850,223)	19,850,223

TOTAL INVESTMENTS (Cost $1,777,456,292)[3]	101.0%	$1,986,902,334

LIABILITIES IN EXCESS OF OTHER ASSETS	(1.0)	(20,118,624)

NET ASSETS	100.0%	$1,966,783,710

*	Percentages indicated are based on net assets.
[1]	Non income-producing security.
[2]	Securities or partial securities on loan. See Note 1.
[3]	Aggregate cost for federal tax purposes was $1,778,217,146.

See Notes to Financial Statements.

95

THE GLENMEDE FUND, INC.

Large Cap Core Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS — (Concluded)

October 31, 2016

INDUSTRY DIVERSIFICATION

On October 31, 2016, industry diversification of the Portfolio was as follows:

	% of Net Assets	Value
INDUSTRIES:
Banks	6.5%	$128,026,542
Health Care Providers & Services	5.5	108,898,063
Software	4.9	97,190,811
Specialty Retail	4.5	89,364,019
IT Services	4.5	89,361,694
Semiconductors & Semiconductor Equipment	4.2	82,073,556
Equity Real Estate Investment Trusts	3.9	76,702,451
Capital Markets	3.9	76,499,356
Insurance	3.8	75,645,958
Pharmaceuticals	3.8	74,123,122
Oil, Gas & Consumable Fuels	3.7	73,609,695
Media	3.1	60,726,018
Machinery	3.1	60,506,209
Technology Hardware, Storage & Peripherals	3.0	59,046,845
Biotechnology	2.6	50,471,010
Energy Equipment & Services	2.5	48,496,872
Household Products	2.5	48,328,899
Communications Equipment	2.4	46,824,687
Food & Staples Retailing	2.4	46,536,797
Food Products	2.3	45,443,964
Life Sciences Tools & Services	2.3	44,950,825
Beverages	2.0	39,253,605
Diversified Telecommunication Services	1.9	38,343,800
Internet Software & Services	1.7	32,881,689
Chemicals	1.3	26,294,881
Airlines	1.1	22,184,973
Road & Rail	1.1	21,713,937
Electric Utilities	1.1	21,019,205
Multi-Utilities	1.1	20,986,780
Paper & Forest Products	1.0	19,952,748
Office Electronics	1.0	19,225,719
Multi-line Retail	1.0	19,204,578
Construction & Engineering	1.0	18,930,651
Hotels, Restaurants & Leisure	0.9	18,624,293
Commercial Services & Supplies	0.9	18,193,625
Industrial Conglomerates	0.9	18,172,111
Automobiles	0.8	15,998,158
Electrical Equipment	0.7	13,439,159
Textiles, Apparel & Luxury Goods	0.6	12,564,546
Professional Services	0.6	12,367,642
Aerospace & Defense	0.6	11,035,410
Containers & Packaging	0.6	10,850,730
Gas Utilities	0.5	9,896,756
Trading Companies & Distributors	0.5	9,775,147
Tobacco	0.5	9,661,983
Health Care Equipment & Supplies	0.5	9,429,221

TOTAL COMMON STOCKS	99.3%	$1,952,828,740

REPURCHASE AGREEMENT	0.7	14,223,371

INVESTMENT OF SECURITY LENDING COLLATERAL	1.0	19,850,223

TOTAL INVESTMENTS	101.0%	$1,986,902,334

See Notes to Financial Statements.

96

THE GLENMEDE FUND, INC.

Large Cap Growth Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

October 31, 2016

Shares		Value

COMMON STOCKS* — 99.5%
	Airlines — 2.3%
437,834	Alaska Air Group, Inc.	$31,620,372
952,603	Southwest Airlines Co.	38,151,750

		69,772,122

	Automobiles — 1.1%
567,291	Harley-Davidson, Inc.	32,346,933

	Banks — 0.4%
471,296	Citizens Financial Group, Inc.	12,413,937

	Beverages — 3.9%
646,866	Dr Pepper Snapple Group, Inc.	56,788,366
579,199	PepsiCo, Inc.	62,090,133

		118,878,499

	Biotechnology — 4.1%
374,209	Amgen, Inc.	52,823,342
200,354	Biogen, Inc.[1]	56,135,184
131,397	United Therapeutics Corp.[1]	15,776,838

		124,735,364

	Building Products — 1.0%
965,961	Masco Corp.	29,828,876

	Capital Markets — 1.2%
582,399	Charles Schwab Corp. (The)	18,462,048
548,148	TD Ameritrade Holding Corp.	18,752,143

		37,214,191

	Chemicals — 1.0%
155,483	Air Products & Chemicals, Inc.	20,744,542
114,211	LyondellBasell Industries N.V. — Class A	9,085,485

		29,830,027

	Commercial Services & Supplies — 1.2%
498,355	Avery Dennison Corp.	34,780,195

	Communications Equipment — 1.3%
287,640	F5 Networks, Inc.[1]	39,754,724

	Containers & Packaging — 0.9%
338,772	Packaging Corp. of America	27,948,690

	Distributors — 0.5%
449,438	LKQ Corp.[1]	14,507,859

	Diversified Telecommunication Services — 1.0%
597,941	Verizon Communications, Inc.	28,760,962

	Electronic Equipment, Instruments & Components — 3.3%
1,026,323	Amphenol Corp. — Class A	67,665,475
694,689	CDW Corp.	31,198,483

		98,863,958

	Equity Real Estate Investment Trusts — 1.4%
234,398	Simon Property Group, Inc.	43,588,652

	Food & Staples Retailing — 2.8%
135,829	CVS Health Corp.	11,423,219
1,652,170	Kroger Co. (The)	51,184,227
472,767	SYSCO Corp.	22,749,548

		85,356,994

See Notes to Financial Statements.

97

THE GLENMEDE FUND, INC.

Large Cap Growth Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)

October 31, 2016

Shares		Value

COMMON STOCKS* — (Continued)
	Food Products — 2.6%
509,843	Hormel Foods Corp.	$19,628,956
834,750	Tyson Foods, Inc. — Class A	59,142,037

		78,770,993

	Health Care Equipment & Supplies — 1.0%
866,917	Hologic, Inc.[1]	31,217,681

	Health Care Providers & Services — 5.4%
560,767	Aetna, Inc.	60,198,337
521,240	Express Scripts Holding Co.[1]	35,131,576
351,417	McKesson Corp.	44,689,700
160,700	UnitedHealth Group, Inc.	22,711,731

		162,731,344

	Hotels, Restaurants & Leisure — 3.0%
873,621	Marriott International, Inc. — Class A	60,017,763
453,604	Wyndham Worldwide Corp.	29,865,287

		89,883,050

	Household Durables — 0.8%
154,299	Snap-on, Inc.	23,777,476

	Household Products — 0.5%
334,811	Church & Dwight Co., Inc.	16,157,979

	Industrial Conglomerates — 2.3%
486,014	Honeywell International, Inc.	53,306,015
143,181	Carlisle Cos., Inc.	15,012,528

		68,318,543

	Insurance — 1.3%
607,050	Marsh & McLennan Cos., Inc.	38,480,899

	Internet Software & Services — 6.3%
71,800	Alphabet, Inc. — Class C1	56,329,972
2,404,406	eBay, Inc.[1]	68,549,615
492,094	Facebook, Inc. — Class A1	64,459,393

		189,338,980

	IT Services — 8.8%
498,649	Accenture PLC — Class A	57,962,960
157,996	Mastercard, Inc. — Class A	16,908,732
1,073,307	Paychex, Inc.	59,246,546
1,659,229	PayPal Holdings, Inc.[1]	69,123,480
776,362	Visa, Inc. — Class A	64,057,629

		267,299,347

	Leisure Equipment & Products — 1.0%
666,631	Brunswick Corp.	28,998,449

	Life Sciences Tools & Services — 4.1%
964,837	Agilent Technologies, Inc.	42,037,948
364,084	Thermo Fisher Scientific, Inc.	53,531,271
212,044	Waters Corp.[1]	29,503,802

		125,073,021

	Machinery — 1.8%
242,489	Illinois Tool Works, Inc.	27,539,476
336,016	Wabtec Corp.	25,977,397

		53,516,873

	Media — 5.3%
897,774	CBS Corp. — Class B	50,831,964
234,877	Comcast Corp. — Class A	14,520,096

See Notes to Financial Statements.

98

THE GLENMEDE FUND, INC.

Large Cap Growth Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)

October 31, 2016

Shares		Value

COMMON STOCKS* — (Continued)
	Media — (Continued)
674,200	Omnicom Group, Inc.	$53,814,644
451,210	Time Warner, Inc.	40,153,178

		159,319,882

	Paper & Forest Products — 0.6%
413,557	International Paper Co.	18,622,472

	Pharmaceuticals — 2.0%
723,216	Merck & Co., Inc.	42,467,244
529,815	Mylan N.V.[1]	19,338,247

		61,805,491

	Professional Services — 0.7%
176,365	Equifax, Inc.	21,863,969

	Real Estate Management & Development — 0.5%
555,086	CBRE Group, Inc. — Class A1	14,299,015

	Semiconductors & Semiconductor Equipment — 4.7%
2,157,361	Applied Materials, Inc.	62,736,058
352,457	Lam Research Corp.	34,138,985
220,630	Skyworks Solutions, Inc.	16,975,272
393,449	Texas Instruments, Inc.	27,875,862

		141,726,177

	Software — 6.8%
1,239,187	Cadence Design Systems, Inc.[1]	31,698,403
487,208	Manhattan Associates, Inc.[1]	24,672,213
467,940	Microsoft Corp.	28,038,965
1,394,362	Oracle Corp.	53,571,388
864,671	VMware, Inc. — Class A1	67,963,141

		205,944,110

	Specialty Retail — 8.3%
526,124	Foot Locker, Inc.	35,129,299
456,845	Home Depot, Inc.	55,739,658
818,641	Lowe’s Cos., Inc.	54,562,423
55,334	O’Reilly Automotive, Inc.[1]	14,632,523
511,458	Ross Stores, Inc.	31,986,583
809,682	TJX Cos., Inc. (The)	59,714,048

		251,764,534

	Technology Hardware, Storage & Peripherals — 2.2%
588,677	Apple, Inc.	66,838,387

	Textiles, Apparel & Luxury Goods — 1.1%
638,003	Michael Kors Holdings, Ltd.[1]	32,397,792

	Tobacco — 0.5%
241,999	Altria Industrial Motion Corp.	16,000,974

	Trading Companies & Distributors — 0.5%
214,478	MSC Industrial Direct Co., Inc. — Class A	15,613,998

	TOTAL COMMON STOCKS (Cost $2,806,540,035)	3,008,343,419

See Notes to Financial Statements.

99

THE GLENMEDE FUND, INC.

Large Cap Growth Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)

October 31, 2016

Face Amount		Value

REPURCHASE AGREEMENT* — 0.6%
$18,094,528	With Fixed Income Clearing Corp., dated 10/31/16, 0.01%, principal and interest in the amount of $18,094,533, due 11/1/16, (collateralized by a U.S. Treasury Bond with a par value of $16,860,000, coupon rate of 3.000%, due 5/15/45, market value of $18,461,700)	$18,094,528

	TOTAL REPURCHASE AGREEMENT (Cost $18,094,528)	18,094,528

TOTAL INVESTMENTS (Cost $2,824,634,563)[2]	100.1%	$3,026,437,947

LIABILITIES IN EXCESS OF OTHER ASSETS	(0.1)	(2,981,581)

NET ASSETS	100.0%	$3,023,456,366

*	Percentages indicated are based on net assets.
[1]	Non income-producing security.
[2]	Aggregate cost for federal tax purposes was $2,826,248,605.

See Notes to Financial Statements.

100

THE GLENMEDE FUND, INC.

Large Cap Growth Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS — (Concluded)

October 31, 2016

INDUSTRY DIVERSIFICATION

On October 31, 2016, industry diversification of the Portfolio was as follows:

	% of Net Assets	Value
INDUSTRIES:
IT Services	8.8%	$267,299,347
Specialty Retail	8.3	251,764,534
Software	6.8	205,944,110
Internet Software & Services	6.3	189,338,980
Health Care Providers & Services	5.4	162,731,344
Media	5.3	159,319,882
Semiconductors & Semiconductor Equipment	4.7	141,726,177
Life Sciences Tools & Services	4.1	125,073,021
Biotechnology	4.1	124,735,364
Beverages	3.9	118,878,499
Electronic Equipment, Instruments & Components	3.3	98,863,958
Hotels, Restaurants & Leisure	3.0	89,883,050
Food & Staples Retailing	2.8	85,356,994
Food Products	2.6	78,770,993
Airlines	2.3	69,772,122
Industrial Conglomerates	2.3	68,318,543
Technology Hardware, Storage & Peripherals	2.2	66,838,387
Pharmaceuticals	2.0	61,805,491
Machinery	1.8	53,516,873
Equity Real Estate Investment Trusts	1.4	43,588,652
Communications Equipment	1.3	39,754,724
Insurance	1.3	38,480,899
Capital Markets	1.2	37,214,191
Commercial Services & Supplies	1.2	34,780,195
Textiles, Apparel & Luxury Goods	1.1	32,397,792
Automobiles	1.1	32,346,933
Health Care Equipment & Supplies	1.0	31,217,681
Chemicals	1.0	29,830,027
Building Products	1.0	29,828,876
Leisure Equipment & Products	1.0	28,998,449
Diversified Telecommunication Services	1.0	28,760,962
Containers & Packaging	0.9	27,948,690
Household Durables	0.8	23,777,476
Professional Services	0.7	21,863,969
Paper & Forest Products	0.6	18,622,472
Household Products	0.5	16,157,979
Tobacco	0.5	16,000,974
Trading Companies & Distributors	0.5	15,613,998
Distributors	0.5	14,507,859
Real Estate Management & Development	0.5	14,299,015
Banks	0.4	12,413,937

TOTAL COMMON STOCKS	99.5%	$3,008,343,419

REPURCHASE AGREEMENT	0.6	18,094,528

TOTAL INVESTMENTS	100.1%	$3,026,437,947

See Notes to Financial Statements.

101

THE GLENMEDE FUND, INC.

Long/Short Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

October 31, 2016

Shares		Value

COMMON STOCKS* — 96.4%
	Aerospace & Defense — 0.5%
24,780	Spirit AeroSystems Holdings, Inc. — Class A1	$1,247,921

	Air Freight & Logistics — 2.5%
33,780	CH Robinson Worldwide, Inc.	2,301,094
23,960	Expeditors International of Washington, Inc.	1,233,221
22,900	United Parcel Service, Inc. — Class B	2,467,704

		6,002,019

	Airlines — 1.0%
58,000	Southwest Airlines Co.	2,322,900

	Auto Components — 0.7%
27,980	Tenneco, Inc.[1]	1,540,859

	Banks — 4.0%
46,900	East West Bancorp, Inc.	1,853,019
71,620	Huntington Bancshares, Inc.	759,172
155,000	KeyCorp	2,188,600
48,380	SunTrust Banks, Inc.	2,188,228
185,960	TCF Financial Corp.	2,659,228

		9,648,247

	Beverages — 1.9%
22,720	Dr Pepper Snapple Group, Inc.	1,994,589
22,700	PepsiCo, Inc.	2,433,440

		4,428,029

	Biotechnology — 1.4%
61,180	Acorda Therapeutics, Inc.[1]	1,082,886
82,660	Emergent BioSolutions, Inc.[1]	2,208,675

		3,291,561

	Capital Markets — 1.6%
27,940	Bank of New York Mellon Corp. (The)	1,208,964
26,740	CME Group, Inc.	2,676,674

		3,885,638

	Chemicals — 1.3%
48,460	Dow Chemical Co. (The)	2,607,633
7,680	Minerals Technologies, Inc.	516,096

		3,123,729

	Commercial Services & Supplies — 2.6%
123,000	Pitney Bowes, Inc.	2,194,320
39,740	Republic Services, Inc.	2,091,516
31,960	Sykes Enterprises, Inc.[1]	854,611
30,860	Tetra Tech, Inc.	1,186,567

		6,327,014

	Communications Equipment — 0.9%
70,460	Cisco Systems, Inc.	2,161,713

	Construction & Engineering — 2.2%
49,460	EMCOR Group, Inc.	2,990,351
158,860	KBR, Inc.	2,352,717

		5,343,068

	Consumer Finance — 1.0%
41,980	Discover Financial Services	2,364,733

	Containers & Packaging — 1.5%
163,120	Graphic Packaging Holding Co.	2,039,000
17,560	Packaging Corp. of America	1,448,700

		3,487,700

See Notes to Financial Statements.

102

THE GLENMEDE FUND, INC.

Long/Short Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)

October 31, 2016

Shares		Value

COMMON STOCKS* — (Continued)
	Diversified Consumer Services — 0.5%
50,300	Service Corp. International	$1,287,680

	Diversified Financial Services — 1.1%
165,000	Bank of America Corp.	2,722,500

	Diversified Telecommunication Services — 0.6%
51,180	CenturyLink, Inc.	1,360,364

	Electric Utilities — 2.4%
22,794	American Electric Power Co., Inc.	1,477,963
26,980	Entergy Corp.	1,987,887
69,460	Exelon Corp.	2,366,502

		5,832,352

	Electrical Equipment — 1.9%
50,320	AO Smith Corp.	2,272,954
35,300	EnerSys	2,299,089

		4,572,043

	Electronic Equipment, Instruments & Components — 1.9%
18,520	Arrow Electronics, Inc.[1]	1,131,942
69,180	Methode Electronics, Inc.	2,158,416
16,200	Tech Data Corp.[1]	1,247,724

		4,538,082

	Energy Equipment & Services — 1.7%
143,765	Nabors Industries, Ltd.	1,710,804
204,480	Noble Corp. PLC	1,010,131
99,200	Superior Energy Services, Inc.	1,404,672

		4,125,607

	Equity Real Estate Investment Trusts — 8.4%
56,180	Apartment Investment & Management Co. — Class A	2,475,852
95,400	Corporate Office Properties Trust	2,546,226
15,100	Equity Lifestyle Properties, Inc.	1,145,184
127,100	Government Properties Income Trust[2]	2,432,694
87,500	Hospitality Properties Trust	2,394,000
128,860	Host Hotels & Resorts, Inc.	1,994,753
74,000	Liberty Property Trust	2,991,820
94,960	Piedmont Office Realty Trust, Inc. — Class A	1,944,781
56,000	RLJ Lodging Trust	1,104,320
33,220	Tanger Factory Outlet Centers, Inc.	1,156,056

		20,185,686

	Food & Staples Retailing — 1.0%
5,740	CVS Health Corp.	482,734
37,960	SYSCO Corp.	1,826,635

		2,309,369

	Food Products — 2.8%
50,620	ConAgra Foods, Inc.	2,438,871
14,340	Ingredion, Inc.	1,880,978
32,320	Tyson Foods, Inc. — Class A	2,289,872

		6,609,721

	Health Care Equipment & Supplies — 2.3%
31,200	Align Technology, Inc.[1]	2,680,704
23,260	Cynosure, Inc. — Class A1	992,039
30,880	Hill-Rom Holdings, Inc.	1,711,061

		5,383,804

	Health Care Providers & Services — 2.4%
68,220	AMN Healthcare Services, Inc.[1]	2,237,616

See Notes to Financial Statements.

103

THE GLENMEDE FUND, INC.

Long/Short Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)

October 31, 2016

Shares		Value

COMMON STOCKS* — (Continued)
	Health Care Providers & Services — (Continued)
15,640	Cardinal Health, Inc.	$1,074,312
21,120	WellCare Health Plans, Inc.[1]	2,397,331

		5,709,259

	Hotels, Restaurants & Leisure — 0.9%
33,900	Wyndham Worldwide Corp.	2,231,976

	Household Durables — 1.6%
37,620	Leggett & Platt, Inc.	1,726,006
41,860	Newell Brands, Inc.	2,010,117

		3,736,123

	Household Products — 0.5%
25,320	Church & Dwight Co., Inc.	1,221,943

	Industrial Conglomerates — 1.0%
21,140	Honeywell International, Inc.	2,318,635

	Insurance — 5.2%
24,980	Aflac, Inc.	1,720,373
22,020	CNA Financial Corp.	805,271
22,220	Endurance Specialty Holdings, Ltd.	2,043,129
59,020	Old Republic International Corp.	995,077
51,500	Principal Financial Group, Inc.	2,811,900
18,420	Travelers Cos., Inc. (The)	1,992,676
61,160	Unum Group	2,165,064

		12,533,490

	IT Services — 2.4%
33,500	Amdocs, Ltd.	1,958,075
12,400	Automatic Data Processing, Inc.	1,079,544
47,200	Convergys Corp.	1,378,240
61,260	Genpact, Ltd.[1]	1,408,367

		5,824,226

	Leisure Equipment & Products — 1.2%
18,380	Hasbro, Inc.	1,533,076
52,180	Smith & Wesson Holding Corp.[1,2]	1,379,117

		2,912,193

	Life Sciences Tools & Services — 2.2%
20,020	Charles River Laboratories International, Inc.[1]	1,519,118
26,120	PAREXEL International Corp.[1]	1,521,751
43,340	PerkinElmer, Inc.	2,205,572

		5,246,441

	Machinery — 3.6%
47,480	AGCO Corp.	2,425,278
39,420	Crane Co.	2,680,954
115,060	Federal Signal Corp.	1,412,937
9,500	Illinois Tool Works, Inc.	1,078,915
50,620	Trinity Industries, Inc.	1,080,737

		8,678,821

	Marine — 0.9%
51,760	Matson, Inc.	2,067,294

	Media — 3.3%
38,140	Comcast Corp. — Class A	2,357,815
68,900	Interpublic Group of Cos., Inc. (The)	1,542,671
21,900	Omnicom Group, Inc.	1,748,058
34,420	Scripps Networks Interactive, Inc. — Class A	2,215,271

		7,863,815

See Notes to Financial Statements.

104

THE GLENMEDE FUND, INC.

Long/Short Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)

October 31, 2016

Shares		Value

COMMON STOCKS* — (Continued)
	Metals & Mining — 2.6%
80,720	Commercial Metals Co.	$1,268,111
80,460	Newmont Mining Corp.	2,980,239
27,040	Reliance Steel & Aluminum Co.	1,859,811

		6,108,161

	Multi-Utilities — 2.8%
49,640	Ameren Corp.	2,479,518
45,000	Public Service Enterprise Group, Inc.	1,893,600
33,000	SCANA Corp.	2,420,880

		6,793,998

	Office Electronics — 0.9%
224,880	Xerox Corp.	2,197,078

	Oil, Gas & Consumable Fuels — 2.8%
26,260	HollyFrontier Corp.	655,187
26,660	PBF Energy, Inc. — Class A	581,188
9,020	Tesoro Corp.	766,429
42,160	Valero Energy Corp.	2,497,559
56,640	World Fuel Services Corp.	2,279,760

		6,780,123

	Paper & Forest Products — 0.8%
53,620	Schweitzer-Mauduit International, Inc.	1,979,114

	Pharmaceuticals — 2.0%
15,720	Johnson & Johnson	1,823,363
194,713	Sciclone Pharmaceuticals, Inc.[1]	1,742,681
65,940	Supernus Pharmaceuticals, Inc.[1]	1,305,612

		4,871,656

	Professional Services — 2.8%
80,660	Korn/Ferry International	1,644,657
28,720	Manpowergroup, Inc.	2,205,696
121,100	Navigant Consulting, Inc.[1]	2,833,740

		6,684,093

	Real Estate Management & Development — 0.6%
31,880	RE/MAX Holdings, Inc. — Class A	1,385,186

	Semiconductors & Semiconductor Equipment — 2.8%
55,760	NVIDIA Corp.	3,967,882
120,000	Teradyne, Inc.	2,794,800

		6,762,682

	Software — 1.9%
57,220	Cadence Design Systems, Inc.[1]	1,463,688
50,060	Synopsys, Inc.[1]	2,969,058

		4,432,746

	Specialty Retail — 3.5%
30,760	Childrens Place[2]	2,336,222
30,400	Foot Locker, Inc.	2,029,808
28,760	Lowe’s Cos., Inc.	1,916,854
27,080	TJX Cos., Inc. (The)	1,997,150

		8,280,034

	TOTAL COMMON STOCKS (Cost $209,467,561)	230,721,426

See Notes to Financial Statements.

105

THE GLENMEDE FUND, INC.

Long/Short Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)

October 31, 2016

Face Amount		Value

REPURCHASE AGREEMENT* — 2.4%
$5,813,985	With Fixed Income Clearing Corp., dated 10/31/16, 0.01%, principal and interest in the amount of $5,813,987, due 11/1/16, (collateralized by a U.S. Treasury Bond with a par value of $5,420,000, coupon rate of 3.000%, due 5/15/45, market value of $5,934,900)	$5,813,985

	TOTAL REPURCHASE AGREEMENTS (Cost $5,813,985)	5,813,985

Shares

INVESTMENT OF SECURITY LENDING COLLATERAL* — 1.8%
4,252,730	State Street Navigator Securities Lending Government Money Market Portfolio	4,252,730

	TOTAL INVESTMENT OF SECURITY LENDING COLLATERAL (Cost $4,252,730)	4,252,730

TOTAL LONG INVESTMENTS (Cost $219,534,276)	100.6%	$240,788,141

COMMON STOCKS SOLD SHORT* — (66.1)%
	Aerospace & Defense — (1.9)%
(32,760)	Orbital ATK, Inc.	(2,436,034)
(26,220)	Rockwell Collins, Inc.	(2,210,870)

		(4,646,904)

	Air Freight & Logistics — (1.1)%
(14,920)	FedEx Corp.	(2,600,854)

	Banks — (4.0)%
(40,420)	Bank of the Ozarks, Inc.	(1,493,923)
(42,220)	Banner Corp.	(1,905,811)
(98,860)	Investors Bancorp, Inc.	(1,212,024)
(46,420)	Pinnacle Financial Partners, Inc.	(2,395,272)
(62,920)	Webster Financial Corp.	(2,541,968)

		(9,548,998)

	Beverages — (2.4)%
(26,740)	Brown-Forman Corp. — Class B	(1,234,586)
(52,340)	Coca-Cola Co. (The)	(2,219,216)
(22,880)	Molson Coors Brewing Co. — Class B	(2,375,173)

		(5,828,975)

	Capital Markets — (1.0)%
(7,340)	FactSet Research Systems, Inc.	(1,135,645)
(12,260)	Moody’s Corp.	(1,232,375)

		(2,368,020)

	Chemicals — (1.8)%
(33,980)	EI du Pont de Nemours & Co.	(2,337,484)
(22,460)	Scotts Miracle-Gro Co. (The) — Class A	(1,978,502)

		(4,315,986)

	Commercial Services & Supplies — (3.4)%
(53,120)	Clean Harbors, Inc.[1]	(2,513,639)
(129,400)	Covanta Holding Corp.	(1,941,000)
(27,380)	Stericycle, Inc.[1]	(2,192,864)
(35,200)	US Ecology, Inc.	(1,487,200)

		(8,134,703)

	Construction Materials — (2.2)%
(19,560)	Eagle Materials, Inc.	(1,583,773)
(13,380)	Martin Marietta Materials, Inc.	(2,480,385)

See Notes to Financial Statements.

106

THE GLENMEDE FUND, INC.

Long/Short Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)

October 31, 2016

Shares		Value

COMMON STOCKS SOLD SHORT* — (Continued)
	Construction Materials — (Continued)
(10,780)	Vulcan Materials Co.	$(1,220,296)

		(5,284,454)

	Consumer Finance — (0.7)%
(36,220)	FirstCash, Inc.	(1,709,584)

	Containers & Packaging — (0.5)%
(15,300)	Ball Corp.	(1,179,171)

	Electrical Equipment — (0.9)%
(10,040)	Acuity Brands, Inc.	(2,244,643)

	Equity Real Estate Investment Trusts — (7.6)%
(34,400)	Acadia Realty Trust	(1,158,936)
(137,500)	American Homes 4 Rent — Class A	(2,902,625)
(20,120)	American Tower Corp.	(2,357,863)
(6,220)	Equinix, Inc.	(2,222,282)
(9,460)	Essex Property Trust, Inc.	(2,025,291)
(50,920)	HCP, Inc.	(1,744,010)
(35,760)	Realty Income Corp.	(2,118,422)
(20,580)	SL Green Realty Corp.	(2,021,368)
(17,920)	Vornado Realty Trust	(1,662,617)

		(18,213,414)

	Gas Utilities — (0.5)%
(17,180)	EQT Corp.	(1,133,880)

	Health Care Equipment & Supplies — (3.8)%
(34,540)	Abbott Laboratories	(1,355,350)
(10,580)	CR Bard, Inc.	(2,292,474)
(26,720)	DexCom, Inc.[1]	(2,090,573)
(26,900)	Medtronic PLC	(2,206,338)
(18,640)	ResMed, Inc.	(1,114,113)

		(9,058,848)

	Health Care Providers & Services — (0.4)%
(65,740)	Capital Senior Living Corp.[1]	(1,049,868)

	Hotels, Restaurants & Leisure — (2.9)%
(39,240)	Bob Evans Farms, Inc.	(1,617,473)
(4,400)	Chipotle Mexican Grill, Inc.[1]	(1,587,344)
(24,420)	Jack In The Box, Inc.	(2,288,887)
(26,120)	Las Vegas Sands Corp.	(1,511,825)

		(7,005,529)

	Household Durables — (1.5)%
(75,000)	CalAtlantic Group, Inc.	(2,424,000)
(49,980)	MDC Holdings, Inc.	(1,185,026)

		(3,609,026)

	Industrial Conglomerates — (0.9)%
(12,880)	3M Co.	(2,129,064)

	Insurance — (3.0)%
(40,360)	American International Group, Inc.	(2,490,212)
(1,300)	Markel Corp.[1]	(1,140,659)
(37,740)	Progressive Corp. (The)	(1,189,187)
(17,640)	RLI Corp.	(983,254)
(28,660)	Stewart Information Services Corp.	(1,288,267)

		(7,091,579)

	Internet Software & Services — (0.7)%
(38,140)	Yahoo!, Inc.[1]	(1,584,717)

See Notes to Financial Statements.

107

THE GLENMEDE FUND, INC.

Long/Short Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)

October 31, 2016

Shares		Value

COMMON STOCKS SOLD SHORT* — (Continued)
	Leisure Equipment & Products — (0.9)%
(71,180)	Mattel, Inc.	$(2,244,305)

	Life Sciences Tools & Services — (0.9)%
(21,500)	Bio-Techne Corp.	(2,235,785)

	Machinery — (3.5)%
(28,100)	Caterpillar, Inc.	(2,345,226)
(31,620)	Dover Corp.	(2,115,062)
(35,700)	Pentair PLC	(1,968,141)
(26,340)	RBC Bearings, Inc.[1]	(1,879,359)

		(8,307,788)

	Marine — (1.0)%
(40,000)	Kirby Corp.[1]	(2,358,000)

	Multi-Utilities — (2.7)%
(32,140)	Dominion Resources, Inc.	(2,416,928)
(91,240)	NiSource, Inc.	(2,122,242)
(17,220)	Sempra Energy	(1,844,262)

		(6,383,432)

	Office Electronics — (1.2)%
(45,460)	Zebra Technologies Corp. — Class A1	(2,993,086)

	Oil, Gas & Consumable Fuels — (2.5)%
(59,960)	Carrizo Oil & Gas, Inc.[1]	(2,028,447)
(65,520)	Cheniere Energy, Inc.[1]	(2,470,104)
(7,720)	Pioneer Natural Resources Co.	(1,382,034)

		(5,880,585)

	Pharmaceuticals — (1.0)%
(10,960)	Allergan PLC[1]	(2,289,982)

	Professional Services — (0.6)%
(37,140)	Advisory Board Co. (The)[1]	(1,478,172)

	Road & Rail — (3.5)%
(3,160)	Amerco, Inc.	(1,018,752)
(29,560)	JB Hunt Transport Services, Inc.	(2,412,392)
(31,240)	Kansas City Southern	(2,741,622)
(22,800)	Norfolk Southern Corp.	(2,120,400)

		(8,293,166)

	Semiconductors & Semiconductor Equipment — (1.1)%
(61,120)	Microsemi Corp.[1]	(2,574,986)

	Software — (1.0)%
(32,520)	Salesforce.com, Inc.[1]	(2,444,203)

	Specialty Retail — (2.6)%
(14,580)	Advance Auto Parts, Inc.	(2,042,366)
(33,000)	Genesco, Inc.[1]	(1,775,400)
(34,700)	L Brands, Inc.	(2,504,993)

		(6,322,759)

	Textiles, Apparel & Luxury Goods — (0.8)%
(24,400)	NIKE, Inc. — Class B	(1,224,392)
(28,198)	Under Armour, Inc. — Class C1	(729,200)

		(1,953,592)

See Notes to Financial Statements.

108

THE GLENMEDE FUND, INC.

Long/Short Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)

October 31, 2016

Shares		Value

COMMON STOCKS SOLD SHORT* — (Continued)
	Water and Sewer — (1.6)%
(52,140)	American States Water Co.	$(2,084,557)
(53,440)	California Water Service Group	(1,656,640)

		(3,741,197)

	TOTAL COMMON STOCKS SOLD SHORT (Proceeds $(164,217,288))	(158,239,255)

TOTAL SHORT INVESTMENTS (Proceeds $(164,217,288))	(66.1)%	$(158,239,255)

TOTAL INVESTMENTS (Cost $55,316,988)[3]	34.5%	$82,548,886

OTHER ASSETS IN EXCESS OF LIABILITIES	65.5	156,864,567

NET ASSETS	100.0%	$239,413,453

*	Percentages indicated are based on net assets.
[1]	Non income-producing security.
[2]	Securities or partial securities on loan. See Note 1.
[3]	Aggregate cost for federal tax purposes was $56,905,393.

See Notes to Financial Statements.

109

THE GLENMEDE FUND, INC.

Long/Short Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)

October 31, 2016

	% of Net Assets	Value
INDUSTRIES:
Long Positions:
Equity Real Estate Investment Trusts	8.4%	$20,185,686
Insurance	5.2	12,533,490
Banks	4.0	9,648,247
Machinery	3.6	8,678,821
Specialty Retail	3.5	8,280,034
Media	3.3	7,863,815
Multi-Utilities	2.8	6,793,998
Oil, Gas & Consumable Fuels	2.8	6,780,123
Semiconductors & Semiconductor Equipment	2.8	6,762,682
Professional Services	2.8	6,684,093
Food Products	2.8	6,609,721
Commercial Services & Supplies	2.6	6,327,014
Metals & Mining	2.6	6,108,161
Air Freight & Logistics	2.5	6,002,019
Electric Utilities	2.4	5,832,352
IT Services	2.4	5,824,226
Health Care Providers & Services	2.4	5,709,259
Health Care Equipment & Supplies	2.3	5,383,804
Construction & Engineering	2.2	5,343,068
Life Sciences Tools & Services	2.2	5,246,441
Pharmaceuticals	2.0	4,871,656
Electrical Equipment	1.9	4,572,043
Electronic Equipment, Instruments & Components	1.9	4,538,082
Software	1.9	4,432,746
Beverages	1.9	4,428,029
Energy Equipment & Services	1.7	4,125,607
Capital Markets	1.6	3,885,638
Household Durables	1.6	3,736,123
Containers & Packaging	1.5	3,487,700
Biotechnology	1.4	3,291,561
Chemicals	1.3	3,123,729
Leisure Equipment & Products	1.2	2,912,193
Diversified Financial Services	1.1	2,722,500
Consumer Finance	1.0	2,364,733
Airlines	1.0	2,322,900
Industrial Conglomerates	1.0	2,318,635
Food & Staples Retailing	1.0	2,309,369
Hotels, Restaurants & Leisure	0.9	2,231,976
Office Electronics	0.9	2,197,078
Communications Equipment	0.9	2,161,713
Marine	0.9	2,067,294
Paper & Forest Products	0.8	1,979,114
Auto Components	0.7	1,540,859
Real Estate Management & Development	0.6	1,385,186
Diversified Telecommunication Services	0.6	1,360,364
Diversified Consumer Services	0.5	1,287,680
Aerospace & Defense	0.5	1,247,921
Household Products	0.5	1,221,943

Short Positions:
Health Care Providers & Services	(0.4)	(1,049,868)
Gas Utilities	(0.5)	(1,133,880)
Containers & Packaging	(0.5)	(1,179,171)
Professional Services	(0.6)	(1,478,172)
Internet Software & Services	(0.7)	(1,584,717)
Consumer Finance	(0.7)	(1,709,584)
Textiles, Apparel & Luxury Goods	(0.8)	(1,953,592)
Industrial Conglomerates	(0.9)	(2,129,064)
Life Sciences Tools & Services	(0.9)	(2,235,785)

See Notes to Financial Statements.

110

THE GLENMEDE FUND, INC.

Long/Short Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS — (Concluded)

October 31, 2016

	% of Net Assets	Value
INDUSTRIES: — (Continued)
Short Positions: — (Continued)
Leisure Equipment & Products	(0.9)%	$(2,244,305)
Electrical Equipment	(0.9)	(2,244,643)
Pharmaceuticals	(1.0)	(2,289,982)
Marine	(1.0)	(2,358,000)
Capital Markets	(1.0)	(2,368,020)
Software	(1.0)	(2,444,203)
Semiconductors & Semiconductor Equipment	(1.1)	(2,574,986)
Air Freight & Logistics	(1.1)	(2,600,854)
Office Electronics	(1.2)	(2,993,086)
Household Durables	(1.5)	(3,609,026)
Water and Sewer	(1.6)	(3,741,197)
Chemicals	(1.8)	(4,315,986)
Aerospace & Defense	(1.9)	(4,646,904)
Construction Materials	(2.2)	(5,284,454)
Beverages	(2.4)	(5,828,975)
Oil, Gas & Consumable Fuels	(2.5)	(5,880,585)
Specialty Retail	(2.6)	(6,322,759)
Multi-Utilities	(2.7)	(6,383,432)
Hotels, Restaurants & Leisure	(2.9)	(7,005,529)
Insurance	(3.0)	(7,091,579)
Commercial Services & Supplies	(3.4)	(8,134,703)
Road & Rail	(3.5)	(8,293,166)
Machinery	(3.5)	(8,307,788)
Health Care Equipment & Supplies	(3.8)	(9,058,848)
Banks	(4.0)	(9,548,998)
Equity Real Estate Investment Trusts	(7.6)	(18,213,414)

TOTAL COMMON STOCKS	30.3%	$72,482,171

REPURCHASE AGREEMENT	2.4	5,813,985

INVESTMENT OF SECURITY LENDING COLLATERAL	1.8	4,252,730

TOTAL INVESTMENTS	34.5%	$82,548,886

See Notes to Financial Statements.

111

THE GLENMEDE FUND, INC.

Total Market Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

October 31, 2016

Shares		Value

COMMON STOCKS* — 127.2%
	Aerospace & Defense — 2.7%
5,394	Northrop Grumman Corp.[1]	$1,235,226
8,740	Spirit AeroSystems Holdings, Inc. — Class A2	440,146

		1,675,372

	Airlines — 2.7%
4,800	Alaska Air Group, Inc.	346,656
31,940	Southwest Airlines Co.[1]	1,279,197

		1,625,853

	Auto Components — 0.6%
21,180	Gentex Corp.	358,154

	Banks — 6.4%
48,380	Fifth Third Bancorp	1,052,749
5,940	Great Western Bancorp, Inc.	191,506
10,097	JPMorgan Chase & Co.	699,318
62,060	KeyCorp	876,287
24,700	SunTrust Banks, Inc.[1]	1,117,181

		3,937,041

	Beverages — 4.7%
15,160	Dr Pepper Snapple Group, Inc.[1]	1,330,897
14,180	PepsiCo, Inc.[1]	1,520,096

		2,850,993

	Biotechnology — 1.0%
22,700	Emergent BioSolutions, Inc.[2]	606,544

	Capital Markets — 4.0%
7,660	CME Group, Inc.	766,766
8,140	Eaton Vance Corp.	285,388
8,680	Evercore Partners, Inc. — Class A	466,550
28,920	Federated Investors, Inc. — Class B	780,840
6,100	Invesco, Ltd.	171,349

		2,470,893

	Chemicals — 1.7%
10,540	Dow Chemical Co. (The)	567,157
7,140	Minerals Technologies, Inc.	479,808

		1,046,965

	Commercial Services & Supplies — 3.7%
19,520	Avery Dennison Corp.[1]	1,362,301
16,520	Republic Services, Inc.	869,447

		2,231,748

	Communications Equipment — 3.5%
54,360	Brocade Communications Systems, Inc.	576,216
50,204	Cisco Systems, Inc.[1]	1,540,259

		2,116,475

	Construction & Engineering — 3.0%
22,400	EMCOR Group, Inc.[1]	1,354,304
30,920	KBR, Inc.	457,925

		1,812,229

	Containers & Packaging — 1.5%
5,820	Crown Holdings, Inc.[2]	315,735
7,400	Packaging Corp. of America	610,500

		926,235

See Notes to Financial Statements.

112

THE GLENMEDE FUND, INC.

Total Market Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)

October 31, 2016

Shares		Value

COMMON STOCKS* — (Continued)
	Diversified Consumer Services — 0.8%
18,540	Service Corp. International	$474,624

	Diversified Telecommunication Services — 1.8%
40,680	CenturyLink, Inc.[1]	1,081,274

	Electric Utilities — 0.8%
17,420	Hawaiian Electric Industries, Inc.	513,890

	Electronic Equipment, Instruments & Components — 2.3%
9,680	Arrow Electronics, Inc.[2]	591,642
10,280	Tech Data Corp.[2]	791,765

		1,383,407

	Energy Equipment & Services — 3.5%
5,620	Halliburton Co.	258,520
84,420	Nabors Industries, Ltd.	1,004,598
6,519	Schlumberger, Ltd.	509,981
23,780	Superior Energy Services, Inc.	336,725

		2,109,824

	Equity Real Estate Investment Trusts — 7.4%
32,760	Brixmor Property Group, Inc.	832,759
40,420	Corporate Office Properties Trust[1]	1,078,810
4,640	Equity Commonwealth[2]	140,174
14,940	Hospitality Properties Trust	408,758
40,980	Host Marriott Corp.	634,371
18,080	Liberty Property Trust	730,975
19,860	Tanger Factory Outlet Centers, Inc.	691,128

		4,516,975

	Food & Staples Retailing — 2.0%
3,500	CVS Health Corp.	294,350
30,760	Kroger Co. (The)	952,945

		1,247,295

	Food Products — 2.6%
16,920	ConAgra Foods, Inc.	815,206
11,080	Tyson Foods, Inc. — Class A	785,018

		1,600,224

	Health Care Equipment & Supplies — 1.3%
12,260	Cynosure, Inc. — Class A2	522,889
5,386	Hill-Rom Holdings, Inc.	298,438

		821,327

	Health Care Providers & Services — 5.4%
7,806	Aetna, Inc.	837,974
5,780	AMN Healthcare Services, Inc.[2]	189,584
5,340	Anthem, Inc.	650,732
8,740	Cardinal Health, Inc.	600,351
9,120	WellCare Health Plans, Inc.[2]	1,035,211

		3,313,852

	Hotels, Restaurants & Leisure — 1.9%
17,420	Wyndham Worldwide Corp.[1]	1,146,933

	Household Durables — 0.5%
6,150	Newell Brands, Inc.	295,323

	Household Products — 0.4%
5,600	Church & Dwight Co., Inc.	270,256

See Notes to Financial Statements.

113

THE GLENMEDE FUND, INC.

Total Market Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)

October 31, 2016

Shares		Value

COMMON STOCKS* — (Continued)
	Independent Power Producers & Energy Traders — 0.7%
38,060	AES Corp.	$447,966

	Industrial Conglomerates — 1.9%
7,360	Honeywell International, Inc.	807,245
3,500	Carlisle Cos., Inc.	366,975

		1,174,220

	Insurance — 7.6%
12,380	Aflac, Inc.	852,610
44,660	Old Republic International Corp.	752,968
11,280	Primerica, Inc.	617,016
10,660	Principal Financial Group, Inc.	582,036
9,160	Travelers Cos., Inc. (The)	990,929
15,880	Universal Insurance Holdings, Inc.	338,244
14,840	Unum Group	525,336

		4,659,139

	IT Services — 7.1%
2,447	Accenture PLC — Class A	284,439
24,264	Amdocs, Ltd.[1]	1,418,231
21,980	Convergys Corp.	641,816
8,160	CoreLogic, Inc.[2]	347,290
49,500	Genpact, Ltd.[1,2]	1,138,005
7,419	Science Applications International Corp.	511,243

		4,341,024

	Leisure Equipment & Products — 0.6%
13,600	Smith & Wesson Holding Corp.[2]	359,448

	Life Sciences Tools & Services — 3.3%
16,238	Charles River Laboratories International, Inc.[1,2]	1,232,139
13,302	PAREXEL International Corp.[2]	774,975

		2,007,114

	Machinery — 2.5%
14,580	AGCO Corp.	744,746
9,160	IDEX Corp.	791,791

		1,536,537

	Media — 2.9%
14,300	Comcast Corp. — Class A	884,026
6,500	Scripps Networks Interactive, Inc. — Class A	418,340
5,460	Time Warner, Inc.	485,885

		1,788,251

	Multi-line Retail — 0.5%
6,740	Big Lots, Inc.	292,516

	Multi-Utilities — 3.5%
24,080	MDU Resources Group, Inc.	631,137
11,460	Public Service Enterprise Group, Inc.	482,237
13,920	SCANA Corp.	1,021,171

		2,134,545

	Office Electronics — 1.2%
76,740	Xerox Corp.	749,750

See Notes to Financial Statements.

114

THE GLENMEDE FUND, INC.

Total Market Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)

October 31, 2016

Shares		Value

COMMON STOCKS* — (Continued)
	Oil, Gas & Consumable Fuels — 3.9%
106,600	Denbury Resources, Inc.[2]	$254,774
9,837	Tesoro Corp.	835,850
14,300	Valero Energy Corp.	847,132
10,580	World Fuel Services Corp.	425,845

		2,363,601

	Pharmaceuticals — 5.3%
10,500	Johnson & Johnson[1]	1,217,895
5,060	Mylan N.V.[2]	184,690
110,360	Sciclone Pharmaceuticals, Inc.[1,2]	987,722
43,000	Supernus Pharmaceuticals, Inc.[2]	851,400

		3,241,707

	Professional Services — 1.7%
11,160	Manpowergroup, Inc.	857,088
9,100	TrueBlue, Inc.[2]	159,250

		1,016,338

	Real Estate Management & Development — 1.0%
14,220	RE/MAX Holdings, Inc. — Class A	617,859

	Semiconductors & Semiconductor Equipment — 4.8%
4,260	Lam Research Corp.	412,624
21,300	NVIDIA Corp.[1]	1,515,708
26,400	Tessera Technologies, Inc.	979,440

		2,907,772

	Software — 5.3%
33,414	CA, Inc.	1,027,146
11,620	Citrix Systems, Inc.[2]	985,376
29,520	Mentor Graphics Corp.	853,128
9,620	Oracle Corp.	369,601

		3,235,251

	Specialty Retail — 5.2%
17,000	Foot Locker, Inc.[1]	1,135,090
6,300	Home Depot, Inc.	768,663
6,740	Lowe’s Cos., Inc.	449,221
11,240	TJX Cos., Inc. (The)	828,950

		3,181,924

	Thrifts & Mortgage Finance — 1.5%
32,780	Flagstar Bancorp, Inc.[2]	899,155

	Wireless Telecommunication Services — 0.5%
12,580	Telephone & Data Systems, Inc.	325,067

	TOTAL COMMON STOCKS (Cost $65,702,352)	77,712,890

Face Amount

REPURCHASE AGREEMENT* — 0.4%
$201,551	With Fixed Income Clearing Corp., dated 10/31/16, 0.01%, principal and interest in the amount of $201,552, due 11/1/16, (collateralized by a U.S. Treasury Bond with a par value of $190,000, coupon rate of 3.000%, due 5/15/45, market value of $208,050)	201,551

	TOTAL REPURCHASE AGREEMENT (Cost $201,551)	201,551

TOTAL LONG INVESTMENTS (Cost $65,903,903)	127.6%	$77,914,441

See Notes to Financial Statements.

115

THE GLENMEDE FUND, INC.

Total Market Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)

October 31, 2016

Shares		Value

COMMON STOCKS SOLD SHORT* — (27.4)%
	Aerospace & Defense — (0.8)%
(2,980)	Orbital ATK, Inc.	$(221,593)
(2,940)	Rockwell Collins, Inc.	(247,901)

		(469,494)

	Banks — (2.1)%
(10,860)	Bancorpsouth, Inc.	(255,210)
(6,600)	Bank of the Ozarks, Inc.	(243,936)
(6,860)	Banner Corp.	(309,660)
(6,980)	Glacier Bancorp, Inc.	(197,255)
(5,020)	Pinnacle Financial Partners, Inc.	(259,032)

		(1,265,093)

	Beverages — (0.8)%
(5,720)	Brown-Forman Corp. — Class B	(264,092)
(5,900)	Coca-Cola Co. (The)	(250,160)

		(514,252)

	Chemicals — (1.0)%
(7,480)	CF Industries Holdings, Inc.	(179,595)
(1,700)	Ecolab, Inc.	(194,089)
(3,740)	WR Grace & Co.	(250,430)

		(624,114)

	Commercial Services & Supplies — (0.9)%
(21,000)	Covanta Holding Corp.	(315,000)
(2,620)	Stericycle, Inc.[2]	(209,836)

		(524,836)

	Containers & Packaging — (0.4)%
(2,860)	Ball Corp.	(220,420)

	Electric Utilities — (0.3)%
(4,360)	El Paso Electric Co.	(201,432)

	Equity Real Estate Investment Trusts — (1.9)%
(5,280)	Acadia Realty Trust	(177,883)
(6,760)	HCP, Inc.	(231,530)
(3,360)	Realty Income Corp.	(199,047)
(3,000)	SL Green Realty Corp.	(294,660)
(2,540)	Vornado Realty Trust	(235,661)

		(1,138,781)

	Gas Utilities — (0.4)%
(3,540)	EQT Corp.	(233,640)

	Health Care Equipment & Supplies — (1.1)%
(1,000)	CR Bard, Inc.	(216,680)
(2,820)	DexCom, Inc.[2]	(220,637)
(2,020)	Zimmer Biomet Holdings, Inc.	(212,908)

		(650,225)

	Health Care Providers & Services — (0.3)%
(4,440)	Patterson Cos., Inc.	(189,633)

	Hotels, Restaurants & Leisure — (0.5)%
(500)	Chipotle Mexican Grill, Inc.[2]	(180,380)
(1,880)	Popeyes Louisiana Kitchen, Inc.[2]	(100,354)

		(280,734)

	Household Durables — (0.4)%
(6,860)	CalAtlantic Group, Inc.	(221,715)

See Notes to Financial Statements.

116

THE GLENMEDE FUND, INC.

Total Market Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)

October 31, 2016

Shares		Value

COMMON STOCKS SOLD SHORT* — (Continued)
	Insurance — (3.0)%
(8,200)	Arthur J Gallagher & Co.	$(395,486)
(6,260)	Kemper Corp.	(235,063)
(280)	Markel Corp.[2]	(245,680)
(7,980)	Mercury General Corp.	(434,671)
(8,420)	Progressive Corp. (The)	(265,314)
(5,760)	Stewart Information Services Corp.	(258,912)

		(1,835,126)

	Machinery — (1.4)%
(3,280)	Caterpillar, Inc.	(273,749)
(3,360)	Deere & Co.	(296,688)
(3,980)	RBC Bearings, Inc.[2]	(283,973)

		(854,410)

	Multi-Utilities — (0.9)%
(2,960)	Dominion Resources, Inc.	(222,592)
(3,380)	Sempra Energy	(361,998)

		(584,590)

	Oil, Gas & Consumable Fuels — (1.1)%
(6,000)	Cheniere Energy, Inc.[2]	(226,200)
(2,800)	Exxon Mobil Corp.	(233,296)
(6,262)	Range Resources Corp.	(211,593)

		(671,089)

	Pharmaceuticals — (0.6)%
(970)	Allergan PLC[2]	(202,672)
(2,167)	Perrigo Co. PLC	(180,273)

		(382,945)

	Professional Services — (0.3)%
(4,740)	Advisory Board Co. (The)[2]	(188,652)

	Real Estate Investment Trusts — (2.0)%
(9,060)	Kite Realty Group Trust	(225,866)
(11,800)	Senior Housing Property Trust	(250,986)
(3,300)	Sun Communities, Inc.	(253,869)
(7,180)	UDR, Inc.	(251,084)
(3,500)	Ventas, Inc.	(237,125)

		(1,218,930)

	Real Estate Management & Development — (0.5)%
(7,360)	Alexander & Baldwin, Inc.	(307,574)

	Road & Rail — (2.5)%
(700)	Amerco, Inc.	(225,673)
(2,820)	JB Hunt Transport Services, Inc.	(230,140)
(3,040)	Kansas City Southern	(266,791)
(8,800)	Knight Transportation, Inc.	(257,400)
(3,700)	Ryder System, Inc.	(256,743)
(11,320)	Werner Enterprises, Inc.	(272,246)

		(1,508,993)

	Semiconductors & Semiconductor Equipment — (1.0)%
(17,300)	Cypress Semiconductor Corp.	(172,481)
(37,800)	Lattice Semiconductor Corp.[2]	(229,446)
(19,640)	Rambus, Inc.[2]	(239,412)

		(641,339)

	Software — (0.4)%
(5,780)	PTC, Inc.[2]	(274,203)

See Notes to Financial Statements.

117

THE GLENMEDE FUND, INC.

Total Market Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)

October 31, 2016

Shares		Value

COMMON STOCKS SOLD SHORT* — (Continued)
	Specialty Retail — (1.1)%
(1,480)	Advance Auto Parts, Inc.	$(207,319)
(3,260)	L Brands, Inc.	(235,339)
(3,580)	Tractor Supply Co.	(224,215)

		(666,873)

	Textiles, Apparel & Luxury Goods — (0.1)%
(3,385)	Under Armour, Inc. — Class C2	(87,536)

	Trading Companies & Distributors — (0.7)%
(12,500)	H&E Equipment Services, Inc.	(174,375)
(3,520)	United Rentals, Inc.[2]	(266,323)

		(440,698)

	Water and Sewer — (0.9)%
(6,980)	American States Water Co.	(279,061)
(8,500)	Aqua America, Inc.	(260,950)

		(540,011)

	TOTAL COMMON STOCKS SOLD SHORT (Proceeds $(18,452,155))	(16,737,338)

TOTAL SHORT INVESTMENTS (Proceeds $(18,452,155))	(27.4)%	$(16,737,338)

TOTAL INVESTMENTS (Cost $47,451,748)[3]	100.2%	$61,177,103

LIABILITIES IN EXCESS OF OTHER ASSETS	(0.2)	(94,509)

NET ASSETS	100.0%	$61,082,594

*	Percentages indicated are based on net assets.
[1]	All or a portion of security pledged as collateral for securities sold short. The total market value of collateral is $20,827,113.
[2]	Non income-producing security.
[3]	Aggregate cost for federal tax purposes was $47,854,213.

See Notes to Financial Statements.

118

THE GLENMEDE FUND, INC.

Total Market Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)

October 31, 2016

INDUSTRY DIVERSIFICATION

On October 31, 2016, industry diversification of the Portfolio was as follows:

	% of Net Assets	Value
INDUSTRIES:
Long Positions:
Insurance	7.6%	$4,659,139
Equity Real Estate Investment Trusts	7.4	4,516,975
IT Services	7.1	4,341,024
Banks	6.4	3,937,041
Health Care Providers & Services	5.4	3,313,852
Pharmaceuticals	5.3	3,241,707
Software	5.3	3,235,251
Specialty Retail	5.2	3,181,924
Semiconductors & Semiconductor Equipment	4.8	2,907,772
Beverages	4.7	2,850,993
Capital Markets	4.0	2,470,893
Oil, Gas & Consumable Fuels	3.9	2,363,601
Commercial Services & Supplies	3.7	2,231,748
Multi-Utilities	3.5	2,134,545
Communications Equipment	3.5	2,116,475
Energy Equipment & Services	3.5	2,109,824
Life Sciences Tools & Services	3.3	2,007,114
Construction & Engineering	3.0	1,812,229
Media	2.9	1,788,251
Aerospace & Defense	2.7	1,675,372
Airlines	2.7	1,625,853
Food Products	2.6	1,600,224
Machinery	2.5	1,536,537
Electronic Equipment, Instruments & Components	2.3	1,383,407
Food & Staples Retailing	2.0	1,247,295
Industrial Conglomerates	1.9	1,174,220
Hotels, Restaurants & Leisure	1.9	1,146,933
Diversified Telecommunication Services	1.8	1,081,274
Chemicals	1.7	1,046,965
Professional Services	1.7	1,016,338
Containers & Packaging	1.5	926,235
Thrifts & Mortgage Finance	1.5	899,155
Health Care Equipment & Supplies	1.3	821,327
Office Electronics	1.2	749,750
Real Estate Management & Development	1.0	617,859
Biotechnology	1.0	606,544
Electric Utilities	0.8	513,890
Diversified Consumer Services	0.8	474,624
Independent Power Producers & Energy Traders	0.7	447,966
Leisure Equipment & Products	0.6	359,448
Auto Components	0.6	358,154
Wireless Telecommunication Services	0.5	325,067
Household Durables	0.5	295,323
Multi-line Retail	0.5	292,516
Household Products	0.4	270,256
Short Positions:
Textiles, Apparel & Luxury Goods	(0.1)	(87,536)
Professional Services	(0.3)	(188,652)
Health Care Providers & Services	(0.3)	(189,633)
Electric Utilities	(0.3)	(201,432)
Containers & Packaging	(0.4)	(220,420)
Household Durables	(0.4)	(221,715)
Gas Utilities	(0.4)	(233,640)

See Notes to Financial Statements.

119

THE GLENMEDE FUND, INC.

Total Market Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS — (Concluded)

October 31, 2016

	% of Net Assets	Value
INDUSTRIES: — (Continued)
Short Positions: — (Continued)
Software	(0.4)%	$(274,203)
Hotels, Restaurants & Leisure	(0.5)	(280,734)
Real Estate Management & Development	(0.5)	(307,574)
Pharmaceuticals	(0.6)	(382,945)
Trading Companies & Distributors	(0.7)	(440,698)
Aerospace & Defense	(0.8)	(469,494)
Beverages	(0.8)	(514,252)
Commercial Services & Supplies	(0.9)	(524,836)
Water and Sewer	(0.9)	(540,011)
Multi-Utilities	(0.9)	(584,590)
Chemicals	(1.0)	(624,114)
Semiconductors & Semiconductor Equipment	(1.0)	(641,339)
Health Care Equipment & Supplies	(1.1)	(650,225)
Specialty Retail	(1.1)	(666,873)
Oil, Gas & Consumable Fuels	(1.1)	(671,089)
Machinery	(1.4)	(854,410)
Equity Real Estate Investment Trusts	(1.9)	(1,138,781)
Real Estate Investment Trusts	(2.0)	(1,218,930)
Banks	(2.1)	(1,265,093)
Road & Rail	(2.5)	(1,508,993)
Insurance	(3.0)	(1,835,126)

TOTAL COMMON STOCKS	99.8%	$60,975,552

REPURCHASE AGREEMENT	0.4	201,551

TOTAL INVESTMENTS	100.2%	$61,177,103

See Notes to Financial Statements.

120

THE GLENMEDE FUND, INC.

High Yield Municipal Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

October 31, 2016

Face Amount		Value

MUNICIPAL BONDS* — 98.3%
	Alabama — 1.8%
$500,000	Jefferson County, AL, Sewer Revenue Warrants, Series E 0.000% due 10/1/34[1]	$157,960
500,000	Jefferson County, AL, Sewer Revenue, Series B, (AGMC Insured) 0.000% due 10/1/25[1]	374,260
1,070,000	Jefferson County, AL, Sewer Revenue, Series D, Warrants, 6.000% due 10/1/42	1,271,802
300,000	Lower, AL, Gas District, Gas Project Revenue, Series A, 5.000% due 9/1/46	377,052
500,000	Montgomery, AL, Medical Clinic, Board Health Care Facility Revenue, Refunding, 5.000% due 3/1/30	569,935

		2,751,009

	Alaska — 0.4%
500,000	Alaska State International Airports Revenue, Refunding, Series B, 5.000% due 10/1/34	586,255

	Arizona — 2.4%
100,000	Florence Town, Inc., AZ, Industrial Development Authority, Legacy Traditional School Project, Revenue Bonds, 5.000% due 7/1/23	107,613
190,000	Glendale, AZ, Industrial Development Authority, Glencroft Retirement Community Project, Revenue Bonds, Refunding, 5.250% due 11/15/51	188,161
750,000	Maricopa County, AZ, Industrial Development Authority, Educational Revenue, Revenue Bonds, Refunding, 5.000% due 7/1/36[2]	797,227
250,000	Phoenix, AZ, Industrial Development Authority, Education Revenue, Basis Schools, Inc., Revenue Bonds, 5.000% due 7/1/45[2]	264,390
330,000	Phoenix, AZ, Industrial Development Authority, Education Revenue, Basis Schools, Inc., Revenue Bonds, Refunding, 5.000% due 7/1/35[2]	352,704
700,000	Phoenix, AZ, Industrial Development Authority, Education Revenue, Basis Schools, Inc., Revenue Bonds, Refunding, Series A, 3.000% due 7/1/20[2]	707,511
	Phoenix, AZ, Industrial Development Authority, Education Revenue, Legacy Traditional Schools Project, Revenue Bonds, Series A:
100,000	5.750% due 7/1/24[2]	113,570
500,000	6.750% due 7/1/44[2]	581,020
500,000	Phoenix, AZ, Industrial Development Authority, Education Revenue, Revenue Bonds, Series A, 5.000% due 7/1/46[3]	511,575

		3,623,771

	California — 5.0%
350,000	Alameda, CA, Community Facilities District No.13-1, Special Tax, Alameda Landing Public Improvements, 5.000% due 9/1/42	393,585
475,000	Alhambra City, CA, Atherton Baptist Homes, Revenue Bonds, Series A, Prerefunded 1/1/20 @ 100, 7.500% due 1/1/30	552,415
	California State, Municipal Finance Authority, Educational Revenue, Refunding, Series A:
360,000	5.000% due 6/1/36	406,764
500,000	5.000% due 6/1/46	561,035
500,000	California State, School Financing Authority, Downtown College Prep Obligation Group, 5.000% due 6/1/51[2]	514,170
	California State, Statewide Communities Development Authority, Beverly Community Hospital Association, Revenue Bonds:
560,000	4.000% due 2/1/20	596,574
270,000	4.000% due 2/1/21	291,430
240,000	4.000% due 2/1/23	262,630

See Notes to Financial Statements.

121

THE GLENMEDE FUND, INC.

High Yield Municipal Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)

October 31, 2016

Face Amount		Value

MUNICIPAL BONDS* — (Continued)
	California — (Continued)
$250,000	California State, Statewide Communities Development Authority, CHF Irvine LLC, Revenue Bonds, 5.000% due 5/15/29	$299,500
300,000	California State, Statewide Communities Development Authority, Daughters of Charity Health, Revenue Bonds, Series A, 5.750% due 7/1/30	296,511
255,000	Corona-Norco, CA, Unified School District, Refunding, 5.000% due 9/1/24	306,240
1,000,000	Foothill-Eastern Transportation Corridor Agency, CA, Toll Road Revenue, (AGMC Insured) 0.000% due 1/15/34[1]	536,690
	Palomar Pomerado,CA, General Obligation Unlimited, Series A, (AGC Insured):
1,000,000	0.000% due 8/1/29[1]	660,840
500,000	0.000% due 8/1/31[1]	304,090
325,000	San Francisco City & County, CA, Redevelopment Agency, Mission Bay Redevelopment Project, Series B, 5.000% due 8/1/33	387,153
570,000	San Joaquin Hills, CA, Transportation Corridor Agency, Toll Road Revenue, Revenue Bonds, Series A, (NPFG Insured) 0.000% due 1/15/22[1]	501,366
500,000	Saugus/Hart, CA, School Facilities Financing Authority, Special Tax, Refunding, 5.000% due 9/1/24	601,535
200,000	Seal Beach, CA, Community Facilities District No. 2005-1, Special Tax, Refunding, 3.000% due 9/1/29	196,558

		7,669,086

	Colorado — 3.0%
300,000	Colorado State, Health Facilities Authority, Hospital Revenue, Refunding, 5.000% due 1/1/37	330,072
750,000	Forest Trace, CO, Metropolitan District No. 3, Limited Tax, General Obligation Unlimited, Series A, 5.000% due 12/1/46	761,122
750,000	Leyden Rock, Metropolitan District No. 10, General Obligation Limited, Series A, 5.000% due 12/1/45	756,473
500,000	Midcities Metropolitan District No. 2, CO, Special Revenue, Revenue Bonds, Refunding, Subseries B, 7.750% due 12/15/46[4]	488,740
500,000	Mountain Shadows, CO, Metropolitan District, General Obligation Limited, 3.250% due 12/1/20	502,715
750,000	Solaris, CO, Metropolitan District No. 3, General Obligation Limited, Refunding, Series A, 5.000% due 12/1/36	781,132
500,000	Southglenn, CO, Metropolitan District, Special Revenue, General Obligation Limited, Refunding, 5.000% due 12/1/30	529,865
500,000	Tallyns Reach, CO, Metropolitan District No. 3, General Obligation Limited, 6.750% due 11/1/38[4]	509,925

		4,660,044

	Connecticut — 1.5%
425,000	Connecticut State Health & Educational Facilities Authority, Church Home of Hartford, Inc. Project, Revenue Bonds, Series A, 5.000% due 9/1/53[2]	456,743
750,000	Hamden, CT, Facilities Revenue Bonds, Series A, 7.750% due 1/1/43[4]	784,530
1,000,000	Mohegan Tribe of Indians, CT, Gaming Authority, Revenue Bonds, Series A, 5.500% due 8/1/26[2]	984,730

		2,226,003

	District Of Columbia — 1.1%
	District of Columbia, Friendship Public Charter School, Inc., Revenue Bonds, Series A:
500,000	5.000% due 6/1/36	569,775
600,000	5.000% due 6/1/46	675,846
3,000,000	District of Columbia, Tobacco Settlement Financing Corp., Revenue Bonds, Series A 0.000% due 6/15/46[1]	381,120

		1,626,741

See Notes to Financial Statements.

122

THE GLENMEDE FUND, INC.

High Yield Municipal Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)

October 31, 2016

Face Amount		Value

MUNICIPAL BONDS* — (Continued)
	Florida — 6.0%
$150,000	Collier County, FL, Health Facilities Authority, Residential Care Facility Revenue, Refunding, Series A, 3.000% due 5/1/20	$157,924
200,000	Florida Development Finance Corp., Healthcare Facilities Revenue, University of Florida Health Project, Series A, 6.000% due 2/1/33	226,412
500,000	Florida State Higher Educational Facilities Financial Authority, Nova Southeastern University Project, 5.000% due 4/1/33	585,970
860,000	Miami-Dade County, FL, Expressway Authority, Toll System Revenue, Revenue Bonds, Refunding, Series A, 5.000% due 7/1/32	1,028,887
	Orange County, FL, Health Facilities Authority Revenue:
150,000	4.000% due 8/1/19	160,077
750,000	5.000% due 8/1/40	843,750
	Palm Beach County, FL, Health Facilities Authority, Lifespace Communities, Revenue Bonds, Refunding, Series C:
295,000	5.000% due 5/15/20	330,134
55,000	5.000% due 5/15/25	66,926
150,000	Palm Beach County, FL, Health Facilities Authority, Revenue Bonds, Refunding, 4.000% due 12/1/18	157,916
200,000	Pompano Beach, FL, John Knox Project, Revenue Bonds, 4.000% due 9/1/19	213,106
500,000	Seminole Tribe, FL, Special Obligation Revenue, Series A, 5.250% due 10/1/27[2]	514,885
	Southeast Overtown Park West Community Redevelopment Agency, FL, Series A-1:
325,000	5.000% due 3/1/20[2]	354,416
500,000	5.000% due 3/1/30[2]	555,975
	Tallahassee, FL, Health Facilities Revenue, Tallahassee Memorial Healthcare Project, Series A:
460,000	5.000% due 12/1/41	520,159
300,000	5.000% due 12/1/55	335,985
1,000,000	Tallahassee, FL, Health Facilities, Tallahassee Memorial Healthcare, Revenue Bonds, Series A, 5.000% due 12/1/44	1,115,060
1,000,000	Tampa, FL, Revenue Bonds, Refunding, University of Tampa Project,, 5.000% due 4/1/40	1,131,870
	Winter Garden Village at Fowler Groves, FL, Community Development District, Special Assessment, Refunding:
500,000	3.750% due 5/1/31	493,770
500,000	4.125% due 5/1/37	492,985

		9,286,207

	Georgia — 1.1%
500,000	DeKalb County, GA, Hospital Authority, DeKalb Medical Center, Inc. Project, Revenue Bonds, 6.000% due 9/1/30	569,070
1,000,000	Private Colleges & Universities Authority, GA, Savannah College of Art & Design Project, Revenue, 5.000% due 4/1/44	1,122,190

		1,691,260

	Illinois — 16.0%
500,000	Chicago, IL, Board of Education, General Obligation Unlimited, Refunding, Series A3, 1.460% due 3/1/36[5]	468,605
250,000	Chicago, IL, Board of Education, General Obligation Unlimited, Series A, 7.000% due 12/1/44	265,497
500,000	Chicago, IL, Board of Education, General Obligation Unlimited, Series C, 5.250% due 12/1/39	459,280
500,000	Chicago, IL, O’Hare International Airport, Revenue Bonds, Series B, 5.000% due 1/1/30	590,590
250,000	Chicago, IL, Wastewater Transmission Revenue, (NPFG Insured), 5.500% due 1/1/20	278,832

See Notes to Financial Statements.

123

THE GLENMEDE FUND, INC.

High Yield Municipal Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)

October 31, 2016

Face Amount		Value

MUNICIPAL BONDS* — (Continued)
	Illinois — (Continued)
$500,000	Chicago, IL, Wastewater Transmission Revenue, Revenue Bonds, Series C, 5.000% due 1/1/22	$567,485
	Chicago, IL, Waterworks Revenue, Revenue Bonds:
200,000	5.000% due 11/1/24	229,214
375,000	5.000% due 11/1/30	430,001
150,000	Chicago, IL, Waterworks Revenue, Revenue Bonds, (AGMC Insured), 5.000% due 11/1/17	155,924
500,000	Chicago, IL, Waterworks Revenue, Revenue Bonds, Refunding, 5.000% due 11/1/27	593,520
500,000	Cook County, IL, Community College District No. 508, General Obligation Unlimited, 5.250% due 12/1/43	556,780
500,000	Cook County, IL, General Obligation Unlimited, Refunding, Series A, 5.000% due 11/15/31	573,050
400,000	Illinois State Finance Authority, Christian Homes, Inc., Revenue Bonds, 5.000% due 5/15/36	437,096
795,000	Illinois State Finance Authority, Presbyterian Homes, Revenue Bonds, Series A, 5.000% due 5/1/25	960,805
150,000	Illinois State Finance Authority, Presbyterian Homes, Revenue Bonds, Series B, 1.719% due 5/1/36[5]	150,629
255,000	Illinois State Finance Authority, Revenue Bonds, Refunding, 3.000% due 5/15/20	259,465
150,000	Illinois State Finance Authority, Revenue Bonds, Refunding, Lifespace Communities Project, Series A, 5.000% due 5/15/22	175,146
500,000	Illinois State Finance Authority, Revenue Bonds, Refunding, OSF Healthcare System, Series A, 5.000% due 11/15/45	566,795
	Illinois State Finance Authority, Revenue Bonds, Refunding, Series A:
300,000	5.000% due 7/1/35	349,737
1,000,000	4.125% due 11/15/37	1,044,510
	Illinois State Finance Authority, Revenue Bonds, Refunding, Series C:
1,000,000	5.000% due 2/15/31	1,117,610
1,000,000	4.125% due 8/15/37	1,040,360
500,000	Illinois State Finance Authority, Silver Cross Hospital & Medical Center, Revenue Bonds, Series C, 5.000% due 8/15/44	555,495
500,000	Illinois State Finance Authority, Student Housing Revenue, Northern Illinois University Project, Revenue Bonds, 6.000% due 10/1/24	569,500
	Illinois State Finance Authority, Student Housing Revenue, Northern Illinois University Project, Revenue Bonds, Series A:
250,000	5.000% due 7/1/35	261,063
500,000	5.000% due 7/1/47	518,110
1,000,000	Illinois State Housing Development Authority, Revenue Bonds, Refunding, Series C, 3.500% due 8/1/46	1,064,310
1,000,000	Illinois State Sports Facilities Authority, Revenue Bonds, Refunding, (AGMC Insured), 5.250% due 6/15/31	1,136,930
500,000	Illinois State University, Revenue Bonds, (AGMC Insured), 5.000% due 4/1/24	588,855
	Illinois State, General Obligation Unlimited:
500,000	5.000% due 1/1/30	535,255
1,500,000	4.000% due 6/1/32	1,449,225
1,000,000	5.000% due 2/1/39	1,034,950
200,000	5.000% due 1/1/41	208,194
500,000	Metropolitan Pier & Exposition Authority, IL, Dedicated State Tax Revenue, Revenue Bonds, (AGMC Insured) 0.000% due 6/15/27[1]	327,895
2,000,000	Metropolitan Pier & Exposition Authority, IL, Dedicated State Tax Revenue, Revenue Bonds, Series A, (NPFG Insured) 0.000% due 6/15/34[1]	922,460

See Notes to Financial Statements.

124

THE GLENMEDE FUND, INC.

High Yield Municipal Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)

October 31, 2016

Face Amount		Value

MUNICIPAL BONDS* — (Continued)
	Illinois — (Continued)
$500,000	Metropolitan Pier & Exposition Authority, IL, McCormick Place Expansion Project, Revenue Bonds, Series B, 5.000% due 12/15/40	$547,485
500,000	Metropolitan Pier & Exposition Authority, IL, Revenue Bonds, Series A, (NPFG Insured) 0.000% due 12/15/31[1]	258,900
500,000	Regional Transportation Authority, IL, Revenue Bonds, Series A, (NPFG Insured), 6.000% due 7/1/33	666,985
500,000	Southern Illinois State University, Housing & Auxiliary Facilities System, Revenue Bonds, Series B1, 5.000% due 4/1/22	548,330
1,000,000	University of Illinois, Auxiliary Facilities, Revenue Bonds, Series A, (AGMC Insured), 4.000% due 4/1/36	1,052,930
500,000	Volo Village, IL, Special Service Area No. 3 & 6, Special Tax, Symphony Meadows/Lancaster Falls Project, (AGMC Insured), 2.875% due 3/1/25	504,490
500,000	Yorkville, IL, United City Special Service, Special Tax, (AGMC Insured), 3.000% due 3/1/25	509,820

		24,532,113

	Indiana — 0.9%
	Indiana State Finance Authority, Greencroft Obligated Group, Revenue Bonds, Series A:
95,000	5.750% due 11/15/28	106,346
120,000	6.500% due 11/15/33	138,403
	Knox County, IN, Economic Development Authority, Revenue Bonds, Refunding, Series A:
300,000	5.000% due 4/1/23	334,512
350,000	5.000% due 4/1/28	380,824
355,000	Vigo County, IN, Hospital Authority, Revenue Bonds, Prerefunded 9/1/17 @ 100, 5.500% due 9/1/27[2]	368,927

		1,329,012

	Iowa — 0.3%
395,000	Tobacco Settlement Authority, IA, Revenue Bonds, Series C, 5.375% due 6/1/38	393,381

	Kansas — 0.3%
250,000	Wichita, KS, Health Care Facilities, Revenue Bonds, Series II-A, 5.000% due 12/1/31	253,870
150,000	Wyandotte County, Kansas City Unified Government, Revenue Bonds, 5.000% due 12/1/34	153,915
100,000	Wyandotte County, KS, Kansas City Unified Government, Wyandotte Plaza Project, Revenue Bonds, 4.000% due 12/1/28	100,162

		507,947

	Kentucky — 1.8%
555,000	Ashland, KY, Medical Center Revenue, Refunding, Kings Daughters Medical Center Project, Series A, 5.000% due 2/1/30	632,028
	Kentucky Public Transportation Infrastructure Authority, Toll Revenue, Downtown Crossing Project, Series A:
100,000	5.000% due 7/1/17	102,623
100,000	6.000% due 7/1/53	117,534
1,225,000	Kentucky State Economic Development Finance Authority, Solid Waste Disposal Revenue, Republic Services, Inc., Project, 0.700% due 4/1/31[5]	1,225,000
110,000	Kentucky State, Economic Development Finance Authority, Baptist Healthcare System, Revenue Bonds, Series A, 5.375% due 8/15/24	117,464
500,000	Paducah, KY, Electric Plant Board Revenue, Refunding, Series A, (AGMC Insured), 5.000% due 10/1/32	589,915

		2,784,564

See Notes to Financial Statements.

125

THE GLENMEDE FUND, INC.

High Yield Municipal Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)

October 31, 2016

Face Amount		Value

MUNICIPAL BONDS* — (Continued)
	Louisiana — 1.7%
$900,000	Juban Crossing Economic Development District, LA, Revenue Bonds, Refunding, Series C, 7.000% due 9/15/44[2]	$953,316
1,000,000	Louisiana State, Citizens Property Insurance Corp., Revenue Bonds, Refunding, Series A, 5.000% due 6/1/26	1,239,850
350,000	Louisiana State, Local Government Environmental Facilities & Community Development Authority, Westlake Chemical Corp, Series A, 6.500% due 8/1/29	401,625

		2,594,791

	Maryland — 0.3%
500,000	Prince George’s County, MD, Revenue Authority, Suitland-Naylor Road Project, 5.000% due 7/1/46[2]	514,450

	Massachusetts — 0.2%
190,000	Massachusetts State, Development Finance Agency Revenue, Refunding, Umass Memorial Healthcare, Series I, 5.000% due 7/1/29	223,508

	Michigan — 3.9%
450,000	Detroit, MI, City School District, General Obligation Unlimited, Refunding, Series A, (AGMC Insured QSBLF), 5.250% due 5/1/32	546,615
	Kentwood, MI, Economic Development Corp., Revenue Bonds, Refunding:
50,000	4.500% due 11/15/21	55,168
25,000	4.750% due 11/15/22	27,619
250,000	5.625% due 11/15/41	271,682
1,045,000	Michigan State Finance Authority, Detroit Water & Sewer Department, Revenue Bonds, Series C, (AGMC Insured), 5.000% due 7/1/35	1,200,841
1,000,000	Michigan State Finance Authority, Revenue Bonds, Detroit Water & Sewer Department, Series C, 5.000% due 7/1/35	1,127,990
200,000	Michigan State Strategic Fund, Limited Obligation Revenue, Revenue Bonds, Refunding, Series CC, 1.450% due 9/1/30[5]	197,460
	Michigan State Tobacco Settlement Finance Authority, Revenue Bonds, Series A:
1,000,000	6.000% due 6/1/34	1,003,830
1,015,000	6.000% due 6/1/48	1,001,632
500,000	Wayne County, MI, Airport Authority Revenue, Refunding, Series D, 5.000% due 12/1/45	575,550

		6,008,387

	Missouri — 1.6%
500,000	Cape Girardeau County, MO, Industrial Development Authority, Southeast Health, Revenue Bonds, Series A, 6.000% due 3/1/33[4]	540,295
500,000	Lees Summit, MO, Industrial Development Authority, Senior Living Facilities, Revenue Bonds, Series A, 5.000% due 8/15/46[3]	515,560
100,000	Missouri State Health & Educational Facilities Authority, Lutheran Senior Services, Revenue Bonds, 5.000% due 2/1/25	116,053
125,000	Missouri State Health & Educational Facilities Authority, Revenue Bonds, 5.000% due 2/1/26	143,580
	Missouri State Health & Educational Facilities Authority, Revenue Bonds, Series A:
100,000	5.000% due 2/1/28	117,472
225,000	5.000% due 2/1/29	262,008
580,000	St. Louis, MO, Airport Revenue, (NPFG Insured), 5.500% due 7/1/28	732,291

		2,427,259

	Nebraska — 0.1%
180,000	Lancaster County, NE, Hospital Authority, Revenue Bonds, Series B-1, (LOC: U.S. Bank N.A.), 0.530% due 6/1/31[5]	180,000

See Notes to Financial Statements.

126

THE GLENMEDE FUND, INC.

High Yield Municipal Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)

October 31, 2016

Face Amount		Value

MUNICIPAL BONDS* — (Continued)
	Nevada — 0.9%
$890,000	Las Vegas, NV, Redevelopment Agency, Tax Revenue, 5.000% due 6/15/22	$1,034,803
	Las Vegas, NV, Sales Tax Increment Revenue:
165,000	2.750% due 6/15/21[2]	162,751
235,000	3.500% due 6/15/25[2]	231,534

		1,429,088

	New Jersey — 4.7%
250,000	Casino Reinvestment Development Authority, NJ, Luxury Tax Revenue, Refunding, (AGMC Insured), 5.000% due 11/1/24	288,978
500,000	New Jersey State Economic Development Authority, Revenue Bonds, Refunding, Series I, 2.230% due 3/1/28[5]	475,360
250,000	New Jersey State Economic Development Authority, Revenue Bonds, Series A, 5.000% due 1/1/24	289,877
1,000,000	New Jersey State Educational Facilities Authority, Revenue Bonds, Refunding, Series A, 5.000% due 7/1/29	1,173,600
400,000	New Jersey State Educational Facilities Authority, Revenue Bonds, Refunding, Series A, (AGMC Insured), 5.000% due 7/1/34	468,148
125,000	New Jersey State Health Care Facilities Financing Authority, Revenue Bonds, Refunding, 5.000% due 7/1/41	139,608
500,000	New Jersey State Health Care Facilities Financing Authority, Revenue Bonds, Series A, 5.000% due 7/1/34	587,945
450,000	New Jersey State Health Care Facilities Financing Authority, Revenue Bonds, Series A, 5.000% due 7/1/29	515,736
200,000	New Jersey State Health Care Facilities Financing Authority, University Hospital, Revenue Bonds, Series A, (AGMC Insured), 5.000% due 7/1/30	234,652
1,000,000	New Jersey State Transportation Trust Fund Authority, Revenue Bonds, Series C, (AMBAC Insured) 0.000% due 12/15/35[1]	445,780
285,000	New Jersey State Turnpike Authority, Revenue Bonds, 1.180% due 1/1/18[5]	285,601
1,000,000	New Jersey State Turnpike Authority, Revenue Bonds, Series E, 1.310% due 1/1/24[5]	1,002,730
	South Jersey, NJ, Transportation Authority LLC, Revenue Bonds, Refunding, Series A:
200,000	5.000% due 11/1/26	234,414
750,000	5.000% due 11/1/32	850,282
250,000	5.000% due 11/1/33	282,670

		7,275,381

	New York — 7.0%
225,000	Glen Cove, NY, Local Economic Assistance Corp., Revenue Bonds, Series C 0.000% due 1/1/55[3]	156,938
500,000	New York City, NY, Housing Development Corp., Multi-Family Mortgage Revenue, Series E, 3.500% due 2/15/48	507,700
500,000	New York City, NY, Housing Development Corp., Multi-Family Mortgage Revenue, Series F, 4.500% due 2/15/48	526,035
3,000,000	New York City, NY, Municipal Water Finance Authority, Water & Sewer System Revenue, Series B (SPA: State Street Bank & Trust Co.), 0.520% due 6/15/32[5]	3,000,000
1,200,000	New York City, NY, Transitional Finance Authority Revenue, SubSeries E-4 (SPA: JP Morgan Chase Bank N.A.), 0.520% due 2/1/45[5]	1,200,000
500,000	New York State, Liberty Development Corp., Revenue Bonds, 5.000% due 11/15/44[2]	562,440
1,000,000	New York State, Liberty Development Corp., World Trade Center Project, Revenue Bonds, 5.150% due 11/15/34[2]	1,136,860
1,000,000	New York State, Mortgage Agency, Homeowner Mortgage, Revenue Bonds, Refunding, Series 195, 4.000% due 10/1/46	1,084,580

See Notes to Financial Statements.

127

THE GLENMEDE FUND, INC.

High Yield Municipal Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)

October 31, 2016

Face Amount		Value

MUNICIPAL BONDS* — (Continued)
	New York — (Continued)
$2,300,000	New York, NY, General Obligation Unlimited, Subseries H-1 (SPA: JP Morgan Chase Bank N.A.), 0.520% due 1/1/36[5]	$2,300,000
310,000	Port Authority of New York & New Jersey, JFK International Airport, Revenue Bonds, 6.000% due 12/1/42	359,110

		10,833,663

	North Carolina — 0.8%
500,000	North Carolina State Medical Care Commission, Revenue Bonds, 5.000% due 10/1/20	547,920
150,000	North Carolina State, Medical Care Commission, Health System Revenue, Revenue Bonds, Refunding, 5.000% due 10/1/34[3]	174,567
500,000	North Carolina State, Medical Care Commission, Retirement Facilities Revenue, Revenue Bonds, Refunding, 5.000% due 10/1/31[3]	555,100

		1,277,587

	Ohio — 6.5%
	Buckeye Tobacco Settlement Financing Authority, OH, Revenue Bonds, Series A-2:
2,000,000	5.875% due 6/1/47	1,880,060
1,205,000	6.500% due 6/1/47	1,185,274
25,000	Buckeye Tobacco Settlement Financing Authority, OH, Revenue Bonds, Series A-3, 6.250% due 6/1/37	24,283
230,000	Cleveland, OH, Airport System Revenue, Revenue Bonds, Series A, (AGMC Insured), 5.000% due 1/1/29	270,372
250,000	Cleveland, OH, Airport System Revenue, Revenue Bonds, Series B, (AGMC Insured), 5.000% due 1/1/23	295,370
700,000	Hamilton County, OH, Healthcare Revenue, Refunding and Improvement, Life Enriching Communities Project, Revenue Bonds, Refunding, 5.000% due 1/1/51	758,828
815,000	Licking County, OH, Health Care Facilities Authority Revenue, Refunding, Series A, 6.000% due 7/1/50	881,276
	Muskingum County, OH, Hospital Facilities, Genesis Healthcare Systems Project, Revenue Bonds:
280,000	5.000% due 2/15/19	298,239
1,000,000	5.000% due 2/15/44	1,071,190
500,000	Ohio State, Air Quality Development Authority, Revenue Bonds, Series A, 3.750% due 12/1/23[5]	466,645
	Southeastern Ohio Port Authority Hospital Facilities, Revenue Bonds:
200,000	5.000% due 12/1/16	200,556
690,000	5.000% due 12/1/19	747,491
300,000	5.750% due 12/1/32	339,336
500,000	6.000% due 12/1/42	567,795
800,000	Warren County, OH, Health Care Facilities, Otterbein Homes, Revenue Bonds, Series A, 5.000% due 7/1/32	924,648

		9,911,363

	Oklahoma — 0.4%
500,000	Comanche County, OK, Hospital Authority Revenue, Refunding, 5.000% due 7/1/27	542,670
110,000	Fort Sill Apache Tribe, OK, Economic Development Authority, Gaming Enterprise Revenue, Series A, 8.500% due 8/25/26[2,4]	130,723

		673,393

	Oregon — 0.2%
50,000	Oregon State, Facilities Authority, Revenue Bonds, Series C, 1.630% due 10/1/22[5]	50,008
275,000	Yamhill County, OR, Hospital Authority, Revenue Bonds, Refunding, Series A, 5.000% due 11/15/51	296,252

		346,260

See Notes to Financial Statements.

128

THE GLENMEDE FUND, INC.

High Yield Municipal Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)

October 31, 2016

Face Amount		Value

MUNICIPAL BONDS* — (Continued)
	Pennsylvania — 3.4%
$400,000	Crawford County, PA, Hospital Authority, Revenue Bonds, Refunding, Series A, 6.000% due 6/1/36[3]	$403,164
620,000	Cumberland County, PA, Municipal Authority, Revenue Bonds, Refunding, 5.000% due 1/1/32	713,880
275,000	Dauphin County, PA, General Authority, Health Systems Revenue, Refunding, Series A, 5.000% due 6/1/34	324,272
450,000	Doylestown, PA, Hospital Authority, Revenue Bonds, Refunding, Series A,, 5.000% due 7/1/41	498,699
175,000	East Hempfield Township, PA, Industrial Development Authority, Revenue Bonds, Refunding, 5.000% due 12/1/26	210,296
	Montgomery County, PA, Industrial Development Authority, Revenue Bonds, Refunding:
105,000	5.000% due 11/15/23	121,804
100,000	5.000% due 12/1/46	110,151
	Pennsylvania State, Higher Educational Facilities Authority, Revenue Bonds, Prerefunded 7/1/20 @ 100:
1,080,000	5.800% due 7/1/30	1,255,975
650,000	6.000% due 7/1/43	760,559
545,000	Pennsylvania State, Higher Educational Facilities Authority, Student Housing Revenue, Refunding, Series A, 5.000% due 7/1/25	629,873
245,000	Philadelphia, PA, Hospitals & Higher Education Facilities Authority, Temple University Health Systems, Revenue Bonds, Series B, 5.000% due 7/1/17	248,523

		5,277,196

	Puerto Rico — 7.6%
145,000	Commonwealth of Puerto Rico, Aqueduct & Sewer Authority, Revenue Bonds, Series A, (AGC Insured), 5.000% due 7/1/28	149,051
35,000	Commonwealth of Puerto Rico, General Obligation Unlimited, Refunding, (AGMC Insured), 4.500% due 7/1/23	35,039
90,000	Commonwealth of Puerto Rico, General Obligation Unlimited, Refunding, (NPFG Insured) 0.000% due 7/1/18[1]	84,416
150,000	Commonwealth of Puerto Rico, General Obligation Unlimited, Refunding, Series A, (AGMC Insured), 5.000% due 7/1/35	161,141
	Commonwealth of Puerto Rico, General Obligation Unlimited, Series A-4, (AGMC Insured):
135,000	5.250% due 7/1/30	144,284
45,000	5.000% due 7/1/31	47,759
	Puerto Rico Commonwealth Aqueduct & Sewer Authority, Revenue Bonds, Series A:
90,000	5.125% due 7/1/37	67,874
2,000,000	5.250% due 7/1/42	1,508,520
1,150,000	Puerto Rico Commonwealth Aqueduct & Sewer Authority, Revenue Bonds, Series A, (AGC Insured), 5.125% due 7/1/47	1,180,164
25,000	Puerto Rico Electric Power Authority, Revenue Bonds, (AGMC Insured), 5.000% due 7/1/27	25,326
	Puerto Rico Electric Power Authority, Revenue Bonds, Refunding, Series DDD, (AGMC Insured):
610,000	3.625% due 7/1/23	606,938
50,000	3.650% due 7/1/24	49,750
50,000	Puerto Rico Electric Power Authority, Revenue Bonds, Refunding, Series SS, (AGMC Insured), 5.000% due 7/1/30	50,079
100,000	Puerto Rico Electric Power Authority, Revenue Bonds, Refunding, Series UU, (AGC Insured), 4.250% due 7/1/27	100,634
125,000	Puerto Rico Electric Power Authority, Revenue Bonds, Refunding, Series V, (NPFG Insured), 5.250% due 7/1/35	136,349
265,000	Puerto Rico Electric Power Authority, Revenue Bonds, Refunding, Series VV, (NPFG Insured), 5.250% due 7/1/30	288,961
100,000	Puerto Rico Electric Power Authority, Revenue Bonds, Series A, 7.000% due 7/1/33	68,006
160,000	Puerto Rico Electric Power Authority, Revenue Bonds, Series NN, (NPFG Insured), 4.750% due 7/1/33	160,098

See Notes to Financial Statements.

129

THE GLENMEDE FUND, INC.

High Yield Municipal Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)

October 31, 2016

Face Amount		Value

MUNICIPAL BONDS* — (Continued)
	Puerto Rico — (Continued)
$50,000	Puerto Rico Electric Power Authority, Revenue Bonds, Series RR, (AGC Insured), 5.000% due 7/1/28	$50,080
90,000	Puerto Rico Electric Power Authority, Revenue Bonds, Series SS, (NPFG Insured), 5.000% due 7/1/24	91,140
50,000	Puerto Rico Electric Power Authority, Revenue Bonds, Series TT, 5.000% due 7/1/22	33,862
1,250,000	Puerto Rico Electric Power Authority, Revenue Bonds, Series UU, (AGMC Insured), 1.087% due 7/1/29[5]	934,512
150,000	Puerto Rico Electric Power Authority, Revenue Bonds, Series VV, (NPFG Insured), 5.250% due 7/1/29	163,124
335,000	Puerto Rico Electric Power Authority, Revenue Bonds, Series XX, 5.250% due 7/1/40	227,408
	Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Authority, Auxilio Muto, Revenue Bonds, Series A:
250,000	5.000% due 7/1/18	258,595
750,000	6.000% due 7/1/33	758,422
250,000	Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Authority, International American University Project, Revenue Bonds, 5.000% due 10/1/31	244,210
435,000	Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Authority, Revenue Bonds, 5.000% due 3/1/36	378,842
500,000	Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Authority, Revenue Bonds, Refunding, 5.000% due 10/1/20	515,110
	Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue, Series A, (AMBAC Insured):
5,000,000	0.000% due 8/1/54[1]	546,650
1,000,000	0.000% due 8/1/47[1]	167,790
	Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue, Series A, (NPFG Insured):
4,500,000	0.000% due 8/1/46[1]	855,225
1,300,000	0.000% due 8/1/44[1]	274,755
1,475,000	0.000% due 8/1/41[1]	371,449
2,000,000	0.000% due 8/1/43[1]	450,560
400,000	0.000% due 8/1/45[1]	80,608
	University of Puerto Rico, Revenue Bonds, Refunding, Series P:
365,000	5.000% due 6/1/19[4]	167,363
25,000	5.000% due 6/1/17	16,539
50,000	5.000% due 6/1/20	22,435
65,000	University of Puerto Rico, Revenue Bonds, Refunding, Series P, (NPFG Insured), 5.000% due 6/1/25	65,070
	University of Puerto Rico, Revenue Bonds, Series Q:
75,000	5.000% due 6/1/25	32,499
210,000	5.000% due 6/1/30[4]	89,861
30,000	5.000% due 6/1/36	12,757
145,000	5.000% due 6/1/19[4]	66,487

		11,739,742

	Rhode Island — 1.5%
	Rhode Island Health & Educational Building Corp., Revenue Bonds, Refunding, Series B:
900,000	5.000% due 9/1/31	974,817
750,000	5.000% due 9/1/36	798,510
400,000	Rhode Island State, Commerce Corp., Airports Revenue, Revenue Bonds, Series D, 5.000% due 7/1/28	475,932

		2,249,259

	South Carolina — 2.9%
1,786,324	Connector 2000 Association, Inc., Revenue Bonds, Series A-1 0.000% due 1/1/42[1]	285,597

See Notes to Financial Statements.

130

THE GLENMEDE FUND, INC.

High Yield Municipal Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)

October 31, 2016

Face Amount		Value

MUNICIPAL BONDS* — (Continued)
	South Carolina — (Continued)
$500,000	Connector 2000 Association, Inc., SC, Toll Road Revenue, Series A-1 0.000% due 1/1/32[1]	$159,940
610,000	South Carolina State, Housing Finance & Development Authority, Revenue Bonds, (GNMA/FNMA/FHLMC/FHA Insured), 4.000% due 7/1/36	660,728
	South Carolina State, Jobs-Economic Development Authority, Health Facilities Revenue, Revenue Bonds, Refunding:
410,000	5.000% due 10/1/36[2]	429,918
1,090,000	5.000% due 10/1/41[2]	1,132,107
600,000	5.625% due 5/1/42	595,506
1,000,000	South Carolina State, Public Service Authority, Revenue Bonds, Series E, 5.250% due 12/1/55	1,178,580

		4,442,376

	Tennessee — 0.4%
675,000	Clarksville, TN, Public Building Authority Revenue (LOC: Bank of America N.A.), 0.590% due 7/1/35[5]	675,000

	Texas — 7.6%
250,000	Brazoria County, TX, Health Facilities Development Corp., Revenue Bonds, 5.250% due 7/1/32	287,687
360,000	Fort Bend County, TX, Industrial Development Corp., NGR Energy, Inc., Revenue Bonds, Series A, 4.750% due 5/1/38	380,689
250,000	Gregg County, TX, Health Facilities Development Corp., Revenue Bonds, Series C, 5.000% due 7/1/32[4]	254,598
1,010,000	Harris County, TX, Cultural Education Facilities Finance Corp., Brazos Presbyterian Homes Project, Revenue Bonds, Refunding, 5.000% due 1/1/48[3]	1,096,506
150,000	Harris County, TX, Cultural Education Facilities Finance Corp., Revenue Bonds, Series A, 5.000% due 1/1/43	157,658
500,000	Harrison County, TX, Health Facilities Development Corp., Good Shepard Health System, Revenue Bonds, 5.250% due 7/1/28[4]	516,265
250,000	New Hope Cultural Education Facilities Corp., TX, Housing Revenue, Tarleton State University Project, Revenue Bonds, Series A, 5.000% due 4/1/47	269,005
	New Hope Cultural Education Facilities Corp., TX, Revenue Bonds, Series A:
500,000	5.000% due 4/1/29	554,115
600,000	5.000% due 4/1/30	664,182
1,200,000	New Hope Cultural Education Facilities Finance Corp., TX, Education Revenue, Revenue Bonds, Refunding, Series A, 5.000% due 8/15/36	1,211,916
	New Hope Cultural Education Facilities Finance Corp., TX, Retirement Facilities Revenue, Revenue Bonds, Refunding:
400,000	5.000% due 11/1/22	464,132
200,000	5.000% due 11/15/36	221,652
200,000	New Hope Cultural Education Facilities Finance Corp., TX, Retirement Facilities Revenue, Revenue Bonds, Series A, 5.500% due 11/15/46[3]	200,608
880,000	New Hope Cultural Education Facilities Finance Corp., TX, Student Housing Revenue Bonds, Series A, 5.000% due 4/1/48	952,767
1,375,000	Tarrant County, TX, Cultural Education Facilities Finance Corp., Retirement Facilities, Revenue Bonds, Refunding, 5.000% due 5/15/45	1,485,509
285,000	Tarrant County, TX, Cultural Education Facilities Finance Corp., Retirement Facilities, Revenue Bonds, Refunding, Series A, 5.000% due 11/15/45	306,660
615,000	Texas State, Public Finance Authority, Revenue Bonds, (BAM Insured), 4.000% due 5/1/33	649,348

See Notes to Financial Statements.

131

THE GLENMEDE FUND, INC.

High Yield Municipal Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)

October 31, 2016

Face Amount		Value

MUNICIPAL BONDS* — (Continued)
	Texas — (Continued)
$1,000,000	Texas State, Transportation Commission, Refunding, Series C, 5.000% due 8/15/34	$1,146,930
1,000,000	Texas State, Turnpike Authority Central, Turnpike System Revenue, Revenue Bonds, Unrefunded, (AMBAC Insured) 0.000% due 8/15/28[1]	701,220
200,000	Tyler, TX, Health Facilities Development Corp., Refunding and Improvement East Texas Medical Center, Revenue Bonds, 5.250% due 11/1/27	204,046

		11,725,493

	Virginia — 0.3%
487,000	Peninsula Town Center, VA, Community Development Authority, Revenue Bonds, 6.350% due 9/1/28	500,095

	Washington — 1.7%
100,000	Skagit County, WA, Public Hospital District No.1, Refunding, Series A, 5.000% due 12/1/19	109,323
750,000	Washington State, Health Care Facilities Authority, Central Washington Health Services Association, 5.000% due 7/1/39	840,585
1,000,000	Washington State, Health Care Facilities Authority, Revenue Bonds, 5.000% due 12/1/36[3]	1,089,910
375,000	Washington State, Health Care Facilities Authority, Series B-1, 1.630% due 1/1/35[5]	373,170
250,000	Washington State, Housing Finance Commission, Revenue Bonds, Refunding, Series A, 5.000% due 7/1/46[2]	265,253

		2,678,241

	Wisconsin — 3.0%
	Public Finance Authority, WI, Educational Revenue, Revenue Bonds, Series A:
500,000	5.000% due 6/15/36[2]	499,350
250,000	5.000% due 6/15/46[2]	245,895
1,000,000	Public Finance Authority, WI, Revenue Bonds, 5.750% due 4/1/42	1,044,310
100,000	Public Finance Authority, WI, Senior Living Revenue, Rose Village Project, Revenue Bonds, Series A, 5.000% due 11/15/24	108,605
1,060,000	Public Finance Authority, WI, Student Housing, Revenue Bonds, Series A, 5.000% due 7/1/25	1,231,232
2,350,000	Public Finance Authority, WI, Tax Allocation, Increment Finance Grant Revenue 0.000% due 9/1/28[1]	1,453,170

		4,582,562

	TOTAL MUNICIPAL BONDS (Cost $149,938,870)	151,232,487

TOTAL INVESTMENTS (Cost $149,938,870)[6]	98.3%	$151,232,487

OTHER ASSETS IN EXCESS OF LIABILITIES	1.7	2,657,813

NET ASSETS	100.0%	$153,890,300

*	Percentages indicated are based on net assets.
[1]	Zero Coupon Bond.
[2]	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may be resold in transasctions exempt from registration, normally to qualified buyers.
[3]	When-issued security.
[4]	Illiquid security.
[5]	Floating Rate Bond. Rate shown is as of October 31, 2016.
[6]	Aggregate cost for federal tax purposes was $149,938,870.

See Notes to Financial Statements.

132

THE GLENMEDE FUND, INC.

High Yield Municipal Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)

October 31, 2016

Abbreviations:

AGC — Assurance Guaranty Corporation

AGMC — Assured Guaranty Municipal Corporation

AMBAC — American Municipal Bond Assurance Corporation

BAM — Build America Mutual

FHA — Federal Housing Administration

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GNMA — Government National Mortgage Association

LOC — Letter of Credit

NPFG — National Public Finance Guarantee Corporation

SPA — Stand-By Purchase Agreement

QSBLF — Michigan Qualified School Bond Loan Fund

See Notes to Financial Statements.

133

THE GLENMEDE FUND, INC.

High Yield Municipal Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS — (Concluded)

October 31, 2016

STATE DIVERSIFICATION

On October 31, 2016, State Diversification of the Porfolio was as follows:

	% of Net Assets	Value
STATE:
Illinois	16.0%	$24,532,113
Puerto Rico	7.6	11,739,742
Texas	7.6	11,725,493
New York	7.0	10,833,663
Ohio	6.5	9,911,363
Florida	6.0	9,286,207
California	5.0	7,669,086
New Jersey	4.7	7,275,381
Michigan	3.9	6,008,387
Pennsylvania	3.4	5,277,196
Colorado	3.0	4,660,044
Wisconsin	3.0	4,582,562
South Carolina	2.9	4,442,376
Arizona	2.4	3,623,771
Kentucky	1.8	2,784,564
Alabama	1.8	2,751,009
Washington	1.7	2,678,241
Louisiana	1.7	2,594,791
Missouri	1.6	2,427,259
Rhode Island	1.5	2,249,259
Connecticut	1.5	2,226,003
Georgia	1.1	1,691,260
District Of Columbia	1.1	1,626,741
Nevada	0.9	1,429,088
Indiana	0.9	1,329,012
North Carolina	0.8	1,277,587
Tennessee	0.4	675,000
Oklahoma	0.4	673,393
Alaska	0.4	586,255
Maryland	0.3	514,450
Kansas	0.3	507,947
Virginia	0.3	500,095
Iowa	0.3	393,381
Oregon	0.2	346,260
Massachusetts	0.2	223,508
Nebraska	0.1	180,000

TOTAL MUNICIPAL BONDS	98.3%	$151,232,487

TOTAL INVESTMENTS	98.3%	$151,232,487

See Notes to Financial Statements.

134

THE GLENMEDE FUND, INC.

Responsible ESG U.S. Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

October 31, 2016

Shares		Value

COMMON STOCKS[1] — 99.3%
	Air Freight & Logistics — 1.1%
117	CH Robinson Worldwide, Inc.	$7,970
1,281	Expeditors International of Washington, Inc.	65,933

		73,903

	Airlines — 1.6%
2,585	Southwest Airlines Co.	103,529

	Auto Components — 0.5%
1,814	Gentex Corp.	30,675

	Automobiles — 0.6%
691	Harley-Davidson, Inc.	39,401

	Banks — 5.5%
4,171	Citizens Financial Group, Inc.	109,864
1,430	Comerica, Inc.	74,489
1,072	PNC Financial Services Group, Inc. (The)	102,483
2,237	Zions BanCorp	72,054

		358,890

	Beverages — 1.2%
736	PepsiCo, Inc.	78,899

	Biotechnology — 2.5%
405	Biogen, Inc.[2]	113,473
504	Celgene Corp.[2]	51,499

		164,972

	Capital Markets — 4.1%
2,943	Bank of New York Mellon Corp. (The)	127,344
822	CME Group, Inc.	82,282
1,726	TD Ameritrade Holding Corp.	59,046

		268,672

	Chemicals — 0.7%
516	PPG Industries, Inc.	48,055

	Commercial Services & Supplies — 1.1%
1,047	Avery Dennison Corp.	73,070

	Communications Equipment — 4.4%
8,999	Brocade Communications Systems, Inc.	95,389
3,870	Cisco Systems, Inc.	118,732
2,734	Juniper Networks, Inc.	72,014

		286,135

	Diversified Telecommunication Services — 2.2%
2,341	CenturyLink, Inc.	62,224
1,701	Verizon Communications, Inc.	81,818

		144,042

	Electric Utilities — 1.6%
1,079	Exelon Corp.	36,762
534	NextEra Energy, Inc.	68,352

		105,114

	Electrical Equipment — 1.5%
1,533	Eaton Corp. PLC	97,759

See Notes to Financial Statements.

135

THE GLENMEDE FUND, INC.

Responsible ESG U.S. Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)

October 31, 2016

Shares		Value

COMMON STOCKS[1] — (Continued)
	Energy Equipment & Services — 3.5%
3,011	Halliburton Co.	$138,506
2,759	National Oilwell Varco, Inc.	88,564

		227,070

	Equity Real Estate Investment Trusts — 2.6%
2,559	Kimco Realty Corp.	68,095
2,494	Liberty Property Trust	100,832

		168,927

	Food & Staples Retailing — 3.1%
2,016	Kroger Co. (The)	62,455
1,440	Wal-Mart Stores, Inc.	100,829
1,351	Whole Foods Market, Inc.	38,220

		201,504

	Food Products — 4.0%
352	General Mills, Inc.	21,817
953	Hormel Foods Corp.	36,690
1,074	Ingredion, Inc.	140,877
1,423	Mondelez International, Inc. — Class A	63,950

		263,334

	Health Care Providers & Services — 5.8%
853	Aetna, Inc.	91,569
641	Anthem, Inc.	78,112
1,177	Cardinal Health, Inc.	80,848
724	HCA Holdings, Inc.[2]	55,408
593	McKesson Corp.	75,412

		381,349

	Hotels, Restaurants & Leisure — 1.3%
1,312	Wyndham Worldwide Corp.	86,382

	Household Durables — 0.9%
1,301	Newell Brands, Inc.	62,474

	Household Products — 2.0%
261	Kimberly-Clark Corp.	29,861
1,136	Procter & Gamble Co. (The)	98,605

		128,466

	Industrial Conglomerates — 0.9%
259	.Honeywell International, Inc.	28,407
306	Carlisle Cos., Inc.	32,084

		60,491

	Insurance — 4.4%
2,206	First American Financial Corp.	86,166
641	Marsh & McLennan Cos., Inc.	40,633
1,869	Principal Financial Group, Inc.	102,047
553	Travelers Cos., Inc. (The)	59,824

		288,670

	IT Services — 1.6%
2,477	PayPal Holdings, Inc.[2]	103,192

	Life Sciences Tools & Services — 3.6%
810	Quintiles IMS Holdings, Inc.[2]	58,109
634	Thermo Fisher Scientific, Inc.	93,217
589	Waters Corp.[2]	81,954

		233,280

See Notes to Financial Statements.

136

THE GLENMEDE FUND, INC.

Responsible ESG U.S. Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)

October 31, 2016

Shares		Value

COMMON STOCKS[1] — (Continued)
	Machinery — 3.7%
556	Cummins, Inc.	$71,068
1,460	Ingersoll-Rand PLC	98,243
668	Stanley Black & Decker, Inc.	76,045

		245,356

	Media — 3.3%
1,163	Scripps Networks Interactive, Inc. — Class A	74,851
1,612	Time Warner, Inc.	143,452

		218,303

	Metals & Mining — 0.5%
447	Reliance Steel & Aluminum Co.	30,745

	Multi-line Retail — 0.6%
1,043	Macy’s, Inc.	38,059

	Multi-Utilities — 1.0%
1,380	Ameren Corp.	68,931

	Office Electronics — 1.4%
9,764	Xerox Corp.	95,394

	Oil, Gas & Consumable Fuels — 3.3%
4,371	Marathon Oil Corp.	57,610
2,056	Marathon Petroleum Corp.	89,621
1,145	Valero Energy Corp.	67,830

		215,061

	Paper & Forest Products — 1.3%
1,909	International Paper Co.	85,962

	Pharmaceuticals — 2.9%
770	Johnson & Johnson	89,312
1,735	Merck & Co., Inc.	101,879

		191,191

	Professional Services — 0.5%
467	Manpowergroup, Inc.	35,866

	Semiconductors & Semiconductor Equipment — 2.8%
188	Marvell Technology Group, Ltd.	2,450
2,507	NVIDIA Corp.	178,398

		180,848

	Software — 8.3%
605	ANSYS, Inc.[2]	55,267
2,838	CA, Inc.	87,240
1,425	Citrix Systems, Inc.[2]	120,840
2,052	Oracle Corp.	78,838
582	Synopsys, Inc.[2]	34,518
2,101	VMware, Inc. — Class A2	165,139

		541,842

	Specialty Retail — 4.9%
2,857	Dick’s Sporting Goods, Inc.	158,992
1,253	Foot Locker, Inc.	83,663
1,166	Lowe’s Cos., Inc.	77,714

		320,369

See Notes to Financial Statements.

137

THE GLENMEDE FUND, INC.

Responsible ESG U.S. Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)

October 31, 2016

Shares		Value

COMMON STOCKS[1] — (Continued)
	Technology Hardware, Storage & Peripherals — 2.5%
612	Apple, Inc.	$69,486
3,500	Teradata Corp.[2]	94,360

		163,846

	TOTAL COMMON STOCKS (Cost $6,121,703)	6,510,028

Face Amount

REPURCHASE AGREEMENT[1] — 1.6%
106,445	With Fixed Income Clearing Corp., dated 10/31/16, 0.01%, principal and interest in the amount of $106,445, due 11/1/16, (collateralized by a U.S. Treasury Bond with a par value of $115,000, coupon rate of 2.500%, due 2/15/46, market value of $112,988)	106,445

	TOTAL REPURCHASE AGREEMENT (Cost $106,445)	106,445

TOTAL INVESTMENTS (Cost $6,228,148)[3]	100.9%	$6,616,473

LIABILITIES IN EXCESS OF OTHER ASSETS	(0.9)	(55,912)

NET ASSETS	100.0%	$6,560,561

[1]	Percentages indicated are based on net assets.
[2]	Non income-producing security.
[3]	Aggregate cost for federal tax purposes was $6,234,768.

See Notes to Financial Statements.

138

THE GLENMEDE FUND, INC.

Responsible ESG U.S. Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS — (Concluded)

October 31, 2016

INDUSTRY DIVERSIFICATION

On October 31, 2016, industry diversification of the Portfolio was as follows:

	% of Net Assets	Value
INDUSTRIES:
Software	8.3%	$541,842
Health Care Providers & Services	5.8	381,349
Banks	5.5	358,890
Specialty Retail	4.9	320,369
Insurance	4.4	288,670
Communications Equipment	4.4	286,135
Capital Markets	4.1	268,672
Food Products	4.0	263,334
Machinery	3.7	245,356
Life Sciences Tools & Services	3.6	233,280
Energy Equipment & Services	3.5	227,070
Media	3.3	218,303
Oil, Gas & Consumable Fuels	3.3	215,061
Food & Staples Retailing	3.1	201,504
Pharmaceuticals	2.9	191,191
Semiconductors & Semiconductor Equipment	2.8	180,848
Equity Real Estate Investment Trusts	2.6	168,927
Biotechnology	2.5	164,972
Technology Hardware, Storage & Peripherals	2.5	163,846
Diversified Telecommunication Services	2.2	144,042
Household Products	2.0	128,466
Electric Utilities	1.6	105,114
Airlines	1.6	103,529
IT Services	1.6	103,192
Electrical Equipment	1.5	97,759
Office Electronics	1.4	95,394
Hotels, Restaurants & Leisure	1.3	86,382
Paper & Forest Products	1.3	85,962
Beverages	1.2	78,899
Air Freight & Logistics	1.1	73,903
Commercial Services & Supplies	1.1	73,070
Multi-Utilities	1.0	68,931
Household Durables	0.9	62,474
Industrial Conglomerates	0.9	60,491
Chemicals	0.7	48,055
Automobiles	0.6	39,401
Multi-line Retail	0.6	38,059
Professional Services	0.5	35,866
Metals & Mining	0.5	30,745
Auto Components	0.5	30,675

TOTAL COMMON STOCKS	99.3%	$6,510,028

REPURCHASE AGREEMENT	1.6	106,445

TOTAL INVESTMENTS	100.9%	$6,616,473

See Notes to Financial Statements.

139

THE GLENMEDE FUND, INC.

Women in Leadership U.S. Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

October 31, 2016

Shares		Value

COMMON STOCKS* — 99.3%
	Airlines — 2.7%
1,879	Alaska Air Group, Inc.	$135,702
1,004	Southwest Airlines Co.	40,210

		175,912

	Auto Components — 1.5%
795	Lear Corp.	97,610

	Banks — 6.5%
1,374	Comerica, Inc.	71,572
6,587	Fifth Third Bancorp	143,333
970	JPMorgan Chase & Co.	67,182
1,443	PNC Financial Services Group, Inc. (The)	137,951

		420,038

	Beverages — 0.5%
358	Dr Pepper Snapple Group, Inc.	31,429

	Biotechnology — 2.3%
534	Biogen, Inc.[1]	149,616

	Capital Markets — 4.3%
1,956	MSCI, Inc.	156,852
3,636	TD Ameritrade Holding Corp.	124,387

		281,239

	Chemicals — 1.4%
441	Air Products & Chemicals, Inc.	58,838
352	PPG Industries, Inc.	32,782

		91,620

	Commercial Services & Supplies — 2.3%
2,190	Avery Dennison Corp.	152,840

	Communications Equipment — 3.3%
5,623	Cisco Systems, Inc.	172,514
310	F5 Networks, Inc.[1]	42,845

		215,359

	Diversified Telecommunication Services — 2.2%
2,953	Verizon Communications, Inc.	142,039

	Equity Real Estate Investment Trusts — 4.6%
3,171	Liberty Property Trust	128,204
663	Mid-America Apartment Communities, Inc.	61,493
4,103	Spirit Realty Capital, Inc.	48,867
1,764	Tanger Factory Outlet Centers, Inc.	61,387

		299,951

	Food & Staples Retailing — 3.0%
2,802	Kroger Co. (The)	86,806
670	SYSCO Corp.	32,240
1,079	Wal-Mart Stores, Inc.	75,552

		194,598

	Food Products — 5.2%
2,841	Hormel Foods Corp.	109,378
651	Ingredion, Inc.	85,392
2,021	Tyson Foods, Inc. — Class A	143,188

		337,958

See Notes to Financial Statements.

140

THE GLENMEDE FUND, INC.

Women in Leadership U.S. Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)

October 31, 2016

Shares		Value

COMMON STOCKS* — (Continued)
	Gas Utilities — 1.1%
1,545	UGI Corp.	$71,518

	Health Care Providers & Services — 5.9%
1,436	Aetna, Inc.	154,155
893	Anthem, Inc.	108,821
1,355	Cardinal Health, Inc.	93,075
200	McKesson Corp.	25,434

		381,485

	Hotels, Restaurants & Leisure — 1.3%
1,299	Wyndham Worldwide Corp.	85,526

	Household Durables — 0.5%
212	Snap-on, Inc.	32,669

	Household Products — 2.2%
257	Kimberly-Clark Corp.	29,403
1,336	Procter & Gamble Co. (The)	115,965

		145,368

	Independent Power Producers & Energy Traders — 0.5%
2,750	AES Corp.	32,368

	Industrial Conglomerates — 0.9%
515	Honeywell International, Inc.	56,485

	Insurance — 2.7%
1,091	Travelers Cos., Inc. (The)	118,024
1,656	Unum Group	58,623

		176,647

	Internet Software & Services — 4.8%
6,835	eBay, Inc.[1]	194,866
3,659	Rackspace Hosting, Inc.[1]	116,868

		311,734

	Life Sciences Tools & Services — 1.1%
1,704	QIAGEN N.V.[1]	41,544
215	Thermo Fisher Scientific, Inc.	31,611

		73,155

	Machinery — 4.8%
1,381	Cummins, Inc.	176,519
1,191	Stanley Black & Decker, Inc.	135,584

		312,103

	Media — 2.8%
1,313	Interpublic Group of Cos., Inc. (The)	29,398
1,528	Omnicom Group, Inc.	121,965
367	Walt Disney Co. (The)	34,017

		185,380

	Multi-Utilities — 1.2%
1,924	CMS Energy Corp.	81,097

	Office Electronics — 2.6%
17,230	Xerox Corp.	168,337

	Oil, Gas & Consumable Fuels — 6.4%
968	Phillips 66	78,553
1,905	Tesoro Corp.	161,868

See Notes to Financial Statements.

141

THE GLENMEDE FUND, INC.

Women in Leadership U.S. Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)

October 31, 2016

Shares		Value

COMMON STOCKS* — (Continued)
	Oil, Gas & Consumable Fuels — (Continued)
2,970	Valero Energy Corp.	$175,943

		416,364

	Pharmaceuticals — 5.4%
2,591	Merck & Co., Inc.	152,144
1,563	Mylan N.V.[1]	57,049
4,518	Pfizer, Inc.	143,266

		352,459

	Professional Services — 0.7%
614	Manpowergroup, Inc.	47,155

	Semiconductors & Semiconductor Equipment — 2.6%
1,949	QUALCOMM, Inc.	133,935
532	Texas Instruments, Inc.	37,692

		171,627

	Software — 3.3%
2,195	Oracle Corp.	84,332
2,244	Synopsys, Inc.[1]	133,091

		217,423

	Specialty Retail — 5.3%
2,467	Foot Locker, Inc.	164,721
1,726	Lowe’s Cos., Inc.	115,038
1,020	Ross Stores, Inc.	63,791

		343,550

	Technology Hardware, Storage & Peripherals — 2.2%
1,275	Apple, Inc.	144,763

	Textiles, Apparel & Luxury Goods — 1.2%
712	PVH Corp.	76,170

	TOTAL COMMON STOCKS (Cost $6,237,324)	6,473,592

Face Amount

REPURCHASE AGREEMENT* — 1.7%
$107,886	With Fixed Income Clearing Corp., dated 10/31/16, 0.01%, principal and interest in the amount of $107,886, due 11/1/16, (collateralized by a U.S. Treasury Bond with a par value of $115,000, coupon rate of 2.500%, due 02/15/46, market value of $112,988)	107,886

	TOTAL REPURCHASE AGREEMENT (Cost $107,886)	107,886

TOTAL INVESTMENTS (Cost $6,345,210)[2]	101.0%	$6,581,478

LIABILITIES IN EXCESS OF OTHER ASSETS	(1.0)	(64,820)

NET ASSETS	100.0%	$6,516,658

*	Percentages indicated are based on net assets.
[1]	Non income-producing security.
[2]	Aggregate cost for federal tax purposes was $6,353,130.

See Notes to Financial Statements.

142

THE GLENMEDE FUND, INC.

Women in Leadership U.S. Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS — (Concluded)

October 31, 2016

INDUSTRY DIVERSIFICATION

On October 31, 2016, industry diversification of the Portfolio was as follows:

	% of Net Assets	Value
INDUSTRIES:
Banks	6.5%	$420,038
Oil, Gas & Consumable Fuels	6.4	416,364
Health Care Providers & Services	5.9	381,485
Pharmaceuticals	5.4	352,459
Specialty Retail	5.3	343,550
Food Products	5.2	337,958
Machinery	4.8	312,103
Internet Software & Services	4.8	311,734
Equity Real Estate Investment Trusts	4.6	299,951
Capital Markets	4.3	281,239
Software	3.3	217,423
Communications Equipment	3.3	215,359
Food & Staples Retailing	3.0	194,598
Media	2.8	185,380
Insurance	2.7	176,647
Airlines	2.7	175,912
Semiconductors & Semiconductor Equipment	2.6	171,627
Office Electronics	2.6	168,337
Commercial Services & Supplies	2.3	152,840
Biotechnology	2.3	149,616
Household Products	2.2	145,368
Technology Hardware, Storage & Peripherals	2.2	144,763
Diversified Telecommunication Services	2.2	142,039
Auto Components	1.5	97,610
Chemicals	1.4	91,620
Hotels, Restaurants & Leisure	1.3	85,526
Multi-Utilities	1.2	81,097
Textiles, Apparel & Luxury Goods	1.2	76,170
Life Sciences Tools & Services	1.1	73,155
Gas Utilities	1.1	71,518
Industrial Conglomerates	0.9	56,485
Professional Services	0.7	47,155
Household Durables	0.5	32,669
Independent Power Producers & Energy Traders	0.5	32,368
Beverages	0.5	31,429

TOTAL COMMON STOCKS	99.3%	$6,473,592

REPURCHASE AGREEMENT	1.7	107,886

TOTAL INVESTMENTS	101.0%	$6,581,478

See Notes to Financial Statements.

143

THE GLENMEDE FUND, INC.

Short Term Tax Aware Fixed Income Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

October 31, 2016

Face Amount		Value

CORPORATE NOTES* — 12.9%
	Automotive — 2.6%
$250,000	Ford Motor Credit Co. LLC, 6.625% due 8/15/17	$259,705
100,000	Ford Motor Credit Co. LLC, 5.875% due 8/2/21	113,553
400,000	General Motors Financial Co., Inc., 2.400% due 5/9/19	400,371

		773,629

	Electronics — 1.2%
350,000	Lam Research Corp., 2.800% due 6/15/21	356,380

	Financial — 3.0%
250,000	Bank of America Corp., 6.400% due 8/28/17	260,040
100,000	Bank of America Corp., 5.490% due 3/15/19	107,505
300,000	Goldman Sachs Group, Inc., 7.500% due 2/15/19	337,285
200,000	JPMorgan Chase & Co., 2.750% due 6/23/20	204,768

		909,598

	Insurance — 0.9%
250,000	Coventry Health Care, Inc., 5.450% due 6/15/21	282,885

	Media — Broadcasting & Publishing — 2.4%
400,000	Scripps Networks Interactive, Inc., 2.750% due 11/15/19	409,074
300,000	Time Warner Cable, Inc., 5.850% due 5/1/17	306,660

		715,734

	Oil & Gas — 1.9%
200,000	Apache Corp., 6.900% due 9/15/18	218,853
300,000	Valero Energy Corp., 9.375% due 3/15/19	350,994

		569,847

	Retailers — 0.9%
250,000	Best Buy Co., Inc., 5.000% due 8/1/18	263,500

	TOTAL CORPORATE NOTES (Cost $3,879,692)	3,871,573

MUNICIPAL BONDS* — 87.0%
	Alabama — 2.6%
250,000	Alabama Federal Aid Highway Finance Authority, Revenue Bonds, 5.000% due 9/1/20	285,042
250,000	Black Belt Energy Gas District, AL, Gas Supply Revenue, Revenue Bonds, Series A, 4.000% due 7/1/46[1]	275,133
215,000	Madison, AL, General Obligation Unlimited, Prerefunded 2/1/19 @ 100, 5.125% due 2/1/36	234,855

		795,030

See Notes to Financial Statements.

144

THE GLENMEDE FUND, INC.

Short Term Tax Aware Fixed Income Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)

October 31, 2016

Face Amount		Value

MUNICIPAL BONDS* — (Continued)
	Alaska — 2.9%
$500,000	North Slope Boro, AK, General Obligation Unlimited, Series B, 5.000% due 6/30/20[2]	$565,730
310,000	North Slope Boro, AK, General Obligation Unlimited, Unrefunded, Series A, (NPFG Insured), 5.000% due 6/30/17	318,869

		884,599

	California — 1.7%
500,000	Irvine, CA, Improvement Bond Act of 1915, Assessment District 97-17, (LOC: State Street Bank & Trust Co.), 0.480% due 9/2/23[1]	500,000

	Colorado — 2.5%
250,000	Trinidad, CO, School District No. 1, General Obligation Unlimited, Refunding, (State Aid Withholding), 4.000% due 12/1/18	264,818
480,000	Western State, CO, University Auxiliary Facilities Revenue, Revenue Bonds, Refunding, (State Aid Intercept), 2.000% due 5/15/17	482,923

		747,741

	Delaware — 0.7%
205,000	Delaware State, Transportation Authority, Grant Anticpation Bonds, Revenue Bonds, 5.000% due 3/1/19	223,565

	District Of Columbia — 1.4%
150,000	District of Columbia, Revenue Bonds, 5.000% due 12/1/17	156,591
250,000	District of Columbia, Revenue Bonds, Series A, (AMBAC Insured), 5.000% due 4/1/17	254,362

		410,953

	Florida — 3.6%
325,000	Citizens Property Insurance Corp., FL, Revenue Bonds, Series A-1, 5.000% due 6/1/19	357,133
340,000	Cocoa, FL, Water & Sewer Revenue, Revenue Bonds, Refunding, (NPFG Insured), 5.250% due 10/1/17	353,117
350,000	Florida State, Department of Environmental Protection, Preservation Revenue, Revenue Bonds, Refunding, Series A, 5.000% due 7/1/19	386,256

		1,096,506

	Georgia — 2.1%
225,000	Atlanta, GA, Airport Passenger Facilities Charge Revenue, Revenue Bonds, Subseries B, 5.000% due 1/1/18	235,786
400,000	Cobb County, GA, Hospital Authority, Revenue Bonds, (LOC: Wells Fargo Bank N.A.), 0.640% due 4/1/36[1]	400,000

		635,786

	Illinois — 9.0%
150,000	Chicago, IL, O’Hare International Airport Revenue Bonds, Refunding, Series B, 5.000% due 1/1/21	171,845
200,000	Chicago, IL, O’Hare International Airport Revenue Bonds, Series B, 5.000% due 1/1/18	209,206
245,000	Chicago, IL, O’Hare International Airport Revenue Bonds, Series B, 5.000% due 1/1/17	246,698
400,000	Illinois State Finance Authority, Revenue Bonds, 5.000% due 1/1/20	447,748
300,000	Illinois State Finance Authority, Revenue Bonds, Refunding, Series 3B, 0.700% due 11/1/38[1]	299,793
200,000	Illinois State Finance Authority, Revenue Bonds, Series A, Prerefunded 11/1/18 @ 100, 7.250% due 11/1/38	225,016

See Notes to Financial Statements.

145

THE GLENMEDE FUND, INC.

Short Term Tax Aware Fixed Income Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)

October 31, 2016

Face Amount		Value

MUNICIPAL BONDS* — (Continued)
	Illinois — (Continued)
$300,000	Illinois State Finance Authority, Revenue Bonds, University of Chicago Medical Center, Series B, (LOC: Wells Fargo Bank N.A.), 0.480% due 8/1/44[1]	$300,000
300,000	McHenry County, IL, Conservation District, General Obligation Unlimited, Refunding, 5.000% due 2/1/19	325,611
250,000	Regional Transportation Authority, IL, Revenue Bonds, Refunding, Series A, (AGMC Insured), 5.000% due 6/1/18	265,742
200,000	Regional Transportation Authority, IL, Revenue Bonds, Refunding, Series B, (NPFG Insured), 5.500% due 6/1/18	214,160

		2,705,819

	Iowa — 2.0%
400,000	Iowa State Finance Authority, Revenue Bonds, (LOC: Wells Fargo Bank N.A.), 0.600% due 2/1/23[1]	400,000
190,000	Iowa State Finance Authority, Revenue Bonds, Drake University Project, (LOC: Wells Fargo Bank N.A.), 0.530% due 4/1/31[1]	190,000

		590,000

	Kansas — 1.5%
425,000	Kansas State, Development Finance Authority, Revenue Bonds, Kansas Projects, Series A, 4.000% due 5/1/18	443,959

	Kentucky — 0.9%
250,000	Louisville & Jefferson County, KY, Metropolitan Government Health System Revenue, Revenue Bonds, Series A, 5.000% due 10/1/19	276,538

	Michigan — 6.5%
	Dansville, MI, Schools, General Obligation Unlimited, (QSBLF Insured):
125,000	4.000% due 5/1/19	133,456
140,000	4.000% due 5/1/20	152,324
150,000	Detroit, MI, City School District, General Obligation Unlimited, Refunding, Series A, (QSBLF Insured), 5.000% due 5/1/17	152,915
235,000	Harper Creek, MI, Community School District, General Obligation Unlimited, Refunding, Series A, (QSBLF Insured), 4.000% due 5/1/19	251,579
300,000	Michigan State Building Authority Revenue, Revenue Bonds, Refunding, Series I, 5.000% due 10/15/18	323,283
400,000	Michigan State Finance Authority Revenue, Revenue Bonds, Refunding, 5.000% due 11/15/19	443,576
250,000	Pinconning, MI, Area Schools, General Obligation Unlimited, Refunding, (QSBLF Insured), 3.000% due 5/1/19[2]	260,285
200,000	Ypsilanti, MI, School District, General Obligation Unlimited, Refunding, Series A, (QSBLF Insured), 5.000% due 5/1/21	227,858

		1,945,276

	Minnesota — 2.1%
400,000	Rochester, MN, Health Care Facilities Revenue, Revenue Bonds, Series A, 4.000% due 11/15/30[1]	424,160
205,000	St. Paul, MN, Housing & Redevelopment Authority Health Care, Revenue Bonds, Series C2, (LOC: Wells Fargo Bank N.A.), 0.600% due 11/15/34[1]	205,000

		629,160

	Mississippi — 2.0%
300,000	Mississippi Business Finance Corp., Mississippi Gulf Opportunity Zone, Chevron USA Inc. Project, Series A, 0.480% due 11/1/35[1]	300,000
300,000	Mississippi Business Finance Corp., Mississippi Gulf Opportunity Zone, Chevron USA Inc. Project, Series G, 0.480% due 11/1/35[1]	300,000

		600,000

See Notes to Financial Statements.

146

THE GLENMEDE FUND, INC.

Short Term Tax Aware Fixed Income Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)

October 31, 2016

Face Amount		Value

MUNICIPAL BONDS* — (Continued)
	Missouri — 1.0%
$295,000	Missouri State Health & Educational Facilities Authority, Revenue Bonds, St. Louis University, Series B-2, (LOC: Wells Fargo Bank N.A.), 0.480% due 10/1/35[1]	$295,000

	Nebraska — 0.7%
200,000	Public Power Generation Agency, NE, Revenue Bonds, (AMBAC Insured), 4.000% due 1/1/17	201,052

	Nevada — 1.3%
350,000	Clark County, NV, Water Reclamation District, General Obligation Limited, Refunding, 5.000% due 7/1/20	398,646

	New Jersey — 0.9%
245,000	New Jersey State Health Care Facilities Financing Authority, Revenue Bonds, Prerefunded 7/1/19 @ 100, 5.500% due 7/1/29	273,317

	New York — 4.3%
300,000	New York City, New York, General Obligation Unlimited, Subseries D-3, (LOC: Royal Bank of Canada), 0.510% due 10/1/39[1]	300,000
200,000	New York State, Dormitory Authority, State Personal Income Tax Revenue, Refunding, Series A, 5.000% due 12/15/19	224,224
500,000	West Seneca, NY, General Obligation, Tax Anticipation Notes, 2.000% due 7/27/17	504,875
240,000	Westchester, NY, Tobacco Asset Securitization, Revenue Bonds, Prerefunded, 7/15/17 @ 101, 6.950% due 7/15/39	252,938

		1,282,037

	North Carolina — 3.8%
295,000	Charlotte-Mecklenburg, NC, Hospital Authority, Healthcare System Revenue, Series H, (LOC: Wells Fargo Bank N.A.), 0.480% due 1/15/45[1]	295,000
100,000	Duplin County, NC, Limited Obligation, Revenue Bonds, 4.000% due 6/1/18	104,506
100,000	Durham County, NC, Certificate Participation, Series A, 4.000% due 6/1/18	104,792
350,000	North Carolina State, Grant Anticiaption Revenue, Revenue Bonds, 5.000% due 3/1/19	381,017
250,000	Pitt County, NC, Limited Obligation, Revenue Bonds, Refunding, 5.000% due 4/1/18[2]	261,035

		1,146,350

	Ohio — 4.3%
350,000	Greene County, OH, General Obligation, Tax Anticipation Notes, 2.000% due 6/16/17	352,604
255,000	Ohio State, Higher Educational Facility Commission, Revenue Bonds, 4.000% due 12/1/19	277,249
450,000	Ohio State, Hospital Facilities Revenue, Revenue Bonds, Refunding, Series A, 5.000% due 1/1/17	453,195
200,000	Ohio State, Hospital Revenue Bonds, Series A, 5.000% due 1/15/17	201,680

		1,284,728

	Pennsylvania — 11.2%
400,000	Allegheny County, PA, General Obligation Unlimited, Refunding, Series C-75, 4.000% due 11/1/21	450,256
235,000	Allegheny County, PA, Hospital Development Authority, Revenue Bonds, University of Pittsburgh Medical Center, Series A, 5.000% due 5/15/19	257,964
400,000	Delaware Valley, PA, Regional Finance Authority, Revenue Bonds, 5.750% due 7/1/17	412,724

See Notes to Financial Statements.

147

THE GLENMEDE FUND, INC.

Short Term Tax Aware Fixed Income Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)

October 31, 2016

Face Amount		Value

MUNICIPAL BONDS* — (Continued)
	Pennsylvania — (Continued)
$300,000	East Stroudsburg, PA, Area School District, General Obligation Limited, Refunding, Series A, (State Aid Withholding), 5.000% due 9/1/20	$341,409
210,000	Lycoming County, PA, Authority, Revenue Bonds, Prerefunded, 4/1/18 @ 100, (AGC Insured), 5.500% due 10/1/32	223,722
200,000	Pennsylvania State Turnpike Commission, Oil Franchise, Tax Revenue, Revenue Bonds, Refunding, Series A, 5.000% due 12/1/20	229,806
190,000	Pennsylvania State, General Obligation Unlimited, Refunding, 5.000% due 7/1/20	214,360
100,000	Pennsylvania State, Higher Educational Facilities Authority Revenue Bonds, Thomas Jafferson University, 5.000% due 3/1/18	105,147
400,000	Pittsburgh, PA, School District, General Obligation Unlimited, Refunding, Series B, (State Aid Withholding), 5.000% due 9/1/21	464,284
300,000	Red Lion, PA, Area School District, General Obligation Limited, Refunding, Series A, (State Aid Withholding), 4.000% due 4/15/20	327,114
305,000	Springfield Township, PA, School District, Montgomery County, General Obligation Limited, Refunding, (State Aid Withholding), 4.000% due 11/15/20	338,126

		3,364,912

	South Carolina — 0.7%
200,000	South Carolina State, Public Service Authority, Revenue Bonds, Refunding, Series B, 5.000% due 1/1/17	201,418

	Tennessee — 0.8%
245,000	Clarksville, TN, Natural Gas Acquisition Corp., Gas Revenue, Revenue Bonds, Merrill Lynch & Co., Inc., Project, 5.000% due 12/15/16	246,250

	Texas — 9.5%
460,000	Alvin, TX, Independent School District, General Obligation Unlimited, Series B, (PSF Guaranteed), 0.950% due 2/15/39[1]	457,153
305,000	Arlington, TX, Higher Education Finance Corp., Revenue Bonds, Refunding, Brown Fellowship Leadership Academy, Series A, (PSF Guaranteed), 2.000% due 8/15/17	307,709
200,000	Denton, TX, Independent School District, General Obligation Unlimited, (PSF Guaranteed), 2.000% due 8/1/43[1]	204,564
150,000	Eagle Pass, TX, General Obligation Limited, Refunding, 2.000% due 3/1/17	150,519
200,000	Fort Bend, TX, Independent School District, General Obligation Unlimited, Series A, (PSF Guaranteed), 0.900% due 8/1/40[1]	199,198
300,000	Grapevine-Colleyville, TX, Independent School District, General Obligation Unlimited, Series B, (PSF Guaranteed), 2.500% due 8/1/36[1]	303,369
250,000	Harris County, TX, General Obligation Limited, Refunding, Series B, 5.000% due 10/1/19	278,635
100,000	Lower Colorado River, TX, Authority Transmission Contract Revenue, Refunding, 5.000% due 5/15/17	102,286
250,000	Lower Colorado River, TX, Authority Transmission Contract Revenue, Refunding, Series A, 5.000% due 5/15/17	255,715
250,000	North East, TX, Independent School District, General Obligation Unlimited, Series B, (PSF Guaranteed), 1.420% due 8/1/40[1]	248,310
210,000	Taft, TX, Independent School District, General Obligation Unlimited, Refunding, (PSF Guaranteed), 3.000% due 8/15/20	223,677
140,000	Venus, TX, Independent School District, General Obligation Unlimited, Refunding, (PSF Guaranteed), 2.000% due 8/15/18	142,507

		2,873,642

See Notes to Financial Statements.

148

THE GLENMEDE FUND, INC.

Short Term Tax Aware Fixed Income Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)

October 31, 2016

Face Amount		Value

MUNICIPAL BONDS* — (Continued)
	Washington — 3.4%
$325,000	Grays Harbor County, WA, Public Utility District No. 1, Revenue Bonds, Refunding, 4.000% due 7/1/17	$331,789
315,000	Seattle, WA, Municipal Light & Power Revenue, Revenue Bonds, Refunding, Series A, 5.000% due 6/1/19	346,922
350,000	Washington, Federal Highway Grant Anticipation Revenue, Series F, 5.000% due 9/1/17	362,170

		1,040,881

	Wisconsin — 3.6%
285,000	Oshkosh, WI, Water Revenue, Revenue Bonds, Series F, 2.000% due 1/1/19	290,538
275,000	Wisconsin State, Health & Educational Facilities Authority Revenue, Refunding, Series B, 5.000% due 8/15/18	294,299
500,000	Wisconsin State, Health & Educational Facilities Authority Revenue, Revenue Bonds, Series 2013B-1, 1.375% due 11/15/38[1,2]	499,935

		1,084,772

	TOTAL MUNICIPAL BONDS (Cost $26,262,169)	26,177,937

Shares

REGISTERED INVESTMENT COMPANIES* — 4.3%
450	BlackRock Defined Opportunity Credit Trust	6,053
3,200	BlackRock Municipal 2020 Term Trust	52,064
6,232	PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	613,540
7,700	Vanguard Short-Term Corporate Bond ETF	618,464

	TOTAL REGISTERED INVESTMENT COMPANIES (Cost $1,286,576)	1,290,121

TOTAL INVESTMENTS (Cost $31,428,437)[3]	104.2%	$31,339,631

LIABILITIES IN EXCESS OF OTHER ASSETS	(4.2)	(1,263,185)

NET ASSETS	100.0%	$30,076,446

*	Percentages indicated are based on net assets.
[1]	Floating Rate Bond. Rate shown is as of October 31, 2016.
[2]	When-issued security.
[3]	Aggregate cost for federal tax purposes was $31,428,567.

Abbreviations:

AGC — Assurance Guaranty Corporation

AGMC — Assured Guaranty Municipal Corporation

AMBAC — American Municipal Bond Assurance Corporation

LOC — Letter of Credit

NPFG — National Public Finance Guarantee Corporation

PSF — Permanent School Fund

QSBLF — Michigan Qualified School Bond Loan Fund

See Notes to Financial Statements.

149

THE GLENMEDE FUND, INC.

Short Term Tax Aware Fixed Income Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS — (Concluded)

October 31, 2016

SECTOR DIVERSIFICATION

On October 31, 2016, sector diversification of the Portfolio was as follows:

	% of Net Assets	Value
SECTOR:
Municipal Bonds	87.0%	$26,177,937
Corporate Notes	12.9	3,871,573
Registered Investment Companies	4.3	1,290,121

TOTAL	104.2%	$31,339,631

TOTAL INVESTMENTS	104.2%	$31,339,631

See Notes to Financial Statements.

150

THE GLENMEDE FUND, INC.

Secured Options Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

October 31, 2016

Shares		Value

EXCHANGE-TRADED FUNDS* — 1.8%
22,100	SPDR S&P 500 ETF Trust	$4,697,355
30,000	Vanguard S&P 500 ETF	5,853,900

	TOTAL EXCHANGE-TRADED FUNDS (Cost $6,430,609)	10,551,255

U.S. TREASURY BILLS — 17.4%
$100,000,000	U.S. Treasury Bill 0.000% due 11/3/16	99,999,400

	TOTAL U.S. TREASURY BILLS (Cost $99,998,611)	99,999,400

PURCHASED OPTIONS — 71.3%
	CALLS — 39.9%
2,050	S&P 500 Index with Goldman Sachs, Exercise Price $1,000, Expires 12/16/2016	229,343,750

		229,343,750

	PUTS — 31.4%
2,050	S&P 500 Index with Goldman Sachs, Exercise Price $3,000, Expires 12/16/2016	180,164,250

		180,164,250

	TOTAL PURCHASED OPTIONS (Cost $409,245,600)	409,508,000

Face Amount

REPURCHASE AGREEMENT* — 7.2%
$41,080,677	With Fixed Income Clearing Corp., dated 10/31/16, 0.01%, principal and interest in the amount of $41,080,689, due 11/1/16, (collateralized by a U.S. Treasury Bond with a par value of $42,650,000, coupon rate of 2.500%, due 02/15/46, market value of $41,903,625)	41,080,677

	TOTAL REPURCHASE AGREEMENT (Cost $41,080,677)	41,080,677

TOTAL INVESTMENTS (Cost $556,755,497)[1]	97.7%	$561,139,332

OTHER ASSETS IN EXCESS OF LIABILITIES	2.3	13,060,507

NET ASSETS[2]	100.0%	$574,199,839

*	Percentages indicated are based on net assets.
[1]	Aggregate cost for federal tax purposes was $556,755,497.
[2]	Cash in the amount of $22,475,062 is held as collateral to secure the open written put options contracts.

See Notes to Financial Statements.

151

THE GLENMEDE FUND, INC.

Secured Options Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS — (Concluded)

October 31, 2016

Name of Issuer, Title of Issue and Counterparty	Number of Contracts	Value
WRITTEN OPTIONS
CALLS:
S&P 500 Index expires December 2016 exercise price $3,000 Goldman Sachs	2,050	$(5,125)

TOTAL WRITTEN CALL OPTIONS (Premiums Received $(8,200))		$(5,125)

PUTS:
S&P 500 Index expires November 2016 exercise price $2,100 Goldman Sachs	1,070	(2,551,950)
S&P 500 Index expires November 2016 exercise price $2,150 Goldman Sachs	1,490	(6,518,750)
S&P 500 Index expires December 2016 exercise price $1,000 Goldman Sachs	2,050	(10,250)

TOTAL WRITTEN PUT OPTIONS (Premiums Received $(8,103,315))		$(9,080,950)

TOTAL WRITTEN OPTIONS (Premiums Received $(8,111,515))		$(9,086,075)

SECTOR DIVERSIFICATION

On October 31, 2016, sector diversification of the Portfolio was as follows:

	% of Net Assets	Value
SECTOR:
Purchased Options	71.3%	$409,508,000
U.S. Treasury Bills	17.4	99,999,400
Exchange-Traded Funds	1.8	10,551,255

TOTAL	90.5%	$520,058,655

REPURCHASE AGREEMENTS	7.2	41,080,677

TOTAL INVESTMENTS	97.7%	$561,139,332

See Notes to Financial Statements.

152

THE GLENMEDE FUND, INC.

International Secured Options Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

October 31, 2016

Shares		Value

COMMON STOCKS* — 83.9%
	Air Freight & Logistics — 0.7%
4,439	Deutsche Post AG, Sponsored ADR	$137,920
5,171	Royal Mail PLC, Unsponsored ADR	61,586

		199,506

	Auto Components — 2.3%
10,917	Cie Generale des Etablissements Michelin, Unsponsored ADR	235,370
6,522	Continental AG, Sponsored ADR	250,510
6,352	Valeo SA, Sponsored ADR	183,065

		668,945

	Automobiles — 2.6%
3,849	Daimler AG, Sponsored ADR	274,010
5,945	Honda Motor Co., Ltd., Sponsored ADR	177,340
2,662	Toyota Motor Corp., Sponsored ADR	307,887

		759,237

	Banks — 8.8%
7,203	BNP Paribas SA, ADR	209,031
3,642	BOC Hong Kong Holdings, Ltd., Sponsored ADR	258,109
8,534	Danske Bank AS, Sponsored ADR	132,106
5,508	DBS Group Holdings, Ltd., Sponsored ADR	237,835
979	DNB ASA, Sponsored ADR	142,445
14,730	ING Groep N.V., Sponsored ADR	193,110
70,889	Mitsubishi UFJ Financial Group, Inc., Sponsored ADR	365,078
25,066	Nordea Bank AB, Sponsored ADR	261,814
50,619	Sumitomo Mitsui Financial Group, Inc., Sponsored ADR	348,259
6,550	Swedbank AB, ADR	153,532
8,882	United Overseas Bank, Ltd., Sponsored ADR	238,926

		2,540,245

	Beverages — 0.8%
2,109	Diageo Plc—Sponsored ADR	226,781

	Biotechnology — 0.7%
1,217	Shire PLC, ADR	205,235

	Capital Markets — 1.0%
50,844	Daiwa Securities Group, Inc., Sponsored ADR	300,488

	Chemicals — 3.1%
5,247	Air Liquide SA, Unsponsored ADR	106,514
3,325	BASF SE, Sponsored ADR	293,198
13,894	Shin-Etsu Chemical Co., Ltd., Unsponsored ADR	264,681
12,653	Toray Industries, Inc., Unsponsored ADR	236,232

		900,625

	Construction & Engineering — 1.1%
16,867	Vinci SA, Unsponsored ADR	305,630

	Construction Materials — 1.5%
28,728	Fletcher Building, Ltd., Sponsored ADR	420,578

	Containers & Packaging — 0.8%
5,328	Amcor, Ltd., Sponsored ADR	238,908

	Diversified Telecommunication Services — 3.9%
7,831	BT Group PLC, Sponsored ADR	181,209
5,009	Nippon Telegraph & Telephone Corp., ADR	222,350
16,535	Orange SA, Sponsored ADR	259,599
23,576	Telefonica SA, Sponsored ADR	239,061
27,443	Telia Co. AB, Unsponsored ADR	217,349

		1,119,568

See Notes to Financial Statements.

153

THE GLENMEDE FUND, INC.

International Secured Options Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)

October 31, 2016

Shares		Value

COMMON STOCKS* — (Continued)
	Electric Utilities — 2.7%
24,093	CLP Holdings, Ltd., Sponsored ADR	$246,351
7,919	Iberdrola SA, Sponsored ADR	215,555
17,864	Red Electrica Corp., SA, Unsponsored ADR	187,125
8,004	Terna Rete Elettrica Nazionale SPA, Unsponsored ADR	117,459

		766,490

	Electrical Equipment — 1.2%
17,059	ABB, Ltd., Sponsored ADR[1]	352,268

	Electronic Equipment, Instruments & Components — 0.9%
5,215	Kyocera Corp., Sponsored ADR	253,345

	Energy Equipment & Services — 1.0%
17,495	Technip SA, ADR	287,443

	Food & Staples Retailing — 1.5%
6,475	J Sainsbury PLC, Sponsored ADR	80,245
10,194	Koninklijke Ahold Delhaize N.V., Sponsored ADR	232,219
5,160	Seven & I Holdings Co., Ltd., Unsponsored ADR	107,586

		420,050

	Food Products — 3.4%
11,939	Danone SA, Sponsored ADR	166,071
7,185	Nestle SA, Sponsored ADR	521,954
3,250	Tate & Lyle PLC, Sponsored ADR	126,393
7,374	Wilmar International, Ltd., Unsponsored ADR	173,459

		987,877

	Health Care Providers & Services — 1.0%
19,452	Sonic Healthcare, Ltd., Unsponsored ADR	300,728

	Hotels, Restaurants & Leisure — 1.9%
17,017	Compass Group PLC, Sponsored ADR	309,028
5,984	InterContinental Hotels Group PLC, ADR	236,069

		545,097

	Household Durables — 1.1%
19,373	Sekisui House, Ltd., Sponsored ADR	319,073

	Industrial Conglomerates — 2.0%
3,092	Siemens AG, Sponsored ADR	351,406
13,298	Smiths Group PLC, Sponsored ADR	232,981

		584,387

	Insurance — 5.0%
9,329	AIA Group, Ltd., Sponsored ADR	236,770
13,419	Allianz SE, ADR	208,397
10,060	AXA SA, Sponsored ADR	227,255
10,030	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Unsponsored ADR	193,880
4,386	Prudential PLC, ADR	143,554
8,942	Swiss Re AG, Sponsored ADR	207,499
8,932	Zurich Insurance Group AG, ADR	233,840

		1,451,195

	IT Services — 2.3%
3,176	Amadeus IT Group SA, Unsponsored ADR	150,161
7,443	Atos SE, Unsponsored ADR	154,145
8,492	Capgemini SA, Unsponsored ADR	350,592

		654,898

See Notes to Financial Statements.

154

THE GLENMEDE FUND, INC.

International Secured Options Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)

October 31, 2016

Shares		Value

COMMON STOCKS* — (Continued)
	Machinery — 1.9%
10,091	Atlas Copco AB, Sponsored ADR	$296,676
1,687	Makita Corp., Sponsored ADR	117,196
11,302	Volvo AB, Unsponsored ADR	120,366

		534,238

	Media — 3.0%
12,703	Publicis Groupe SA, ADR	218,492
11,016	RELX PLC, Sponsored ADR	199,830
2,876	Sky PLC, Sponsored ADR	114,882
2,878	Wolters Kluwer N.V., Sponsored ADR	111,364
2,123	WPP PLC, Sponsored ADR	230,282

		874,850

	Metals & Mining — 1.1%
17,997	Newcrest Mining, Ltd., Sponsored ADR	310,628

	Oil, Gas & Consumable Fuels — 3.4%
18,806	Inpex Corp., Unsponsored ADR	174,143
12,167	Repsol SA, Sponsored ADR	170,460
5,263	Total SA, Sponsored ADR	251,256
17,871	Woodside Petroleum, Ltd., Sponsored ADR	384,048

		979,907

	Paper & Forest Products — 0.7%
9,130	UPM-Kymmene OYJ, Sponsored ADR	212,181

	Personal Products — 2.8%
5,408	L’Oreal SA, Unsponsored ADR	193,715
4,971	Unilever N.V.	207,887
9,908	Unilever PLC, Sponsored ADR	412,866

		814,468

	Pharmaceuticals — 7.8%
24,404	Astellas Pharma, Inc., Unsponsored ADR	362,521
2,281	AstraZeneca PLC, Sponsored ADR	64,598
2,320	Bayer AG, Sponsored ADR	230,179
27,132	Daiichi Sankyo Co., Ltd., Sponsored ADR	650,761
4,729	Novartis AG, Sponsored ADR	335,854
14,213	Roche Holding AG, Sponsored ADR	407,558
4,622	Teva Pharmaceutical Industries, Ltd., Sponsored ADR	197,544

		2,249,015

	Professional Services — 1.2%
11,314	Experian PLC, Sponsored ADR	218,021
6,993	RELX N.V., Sponsored ADR	117,552

		335,573

	Real Estate Management & Development — 1.3%
13,101	Daiwa House Industry Co., Ltd., Unsponsored ADR	359,950

	Road & Rail — 0.4%
1,886	West Japan Railway Co., Unsponsored ADR	115,027

	Software — 0.8%
2,677	SAP SE, Sponsored ADR	235,148

	Specialty Retail — 1.4%
10,366	Industria de Diseno Textil SA, Unsponsored ADR	180,835
23,570	Kingfisher PLC, Sponsored ADR	212,837

		393,672

See Notes to Financial Statements.

155

THE GLENMEDE FUND, INC.

International Secured Options Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)

October 31, 2016

Shares		Value

COMMON STOCKS* — (Continued)
	Technology Hardware, Storage & Peripherals — 1.8%
17,520	Canon, Inc., Sponsored ADR	$503,174

	Textiles, Apparel & Luxury Goods — 0.8%
1,389	adidas AG, Sponsored ADR	113,898
3,486	LVMH Moet Hennessy Louis Vuitton SA, Sponsored ADR	126,890

		240,788

	Tobacco — 1.6%
4,015	British American Tobacco PLC, Sponsored ADR	461,283

	Trading Companies & Distributors — 0.9%
908	Mitsui & Co., Ltd., Sponsored ADR	250,059

	Wireless Telecommunication Services — 1.7%
12,776	KDDI Corp., Unsponsored ADR	193,556
11,590	NTT DOCOMO, Inc., Sponsored ADR	291,373

		484,929

	TOTAL COMMON STOCKS (Cost $23,804,093)	24,163,487

EXCHANGE-TRADED FUND* — 1.5%
7,500	iShares MSCI EAFE ETF	433,650

	TOTAL EXCHANGE-TRADED FUNDS (Cost $397,724)	433,650

Face Amount

REPURCHASE AGREEMENT* — 7.8%
$2,257,479	With Fixed Income Clearing Corp., dated 10/31/16, 0.01%, principal and interest in the amount of $2,257,480, due 11/1/16, (collateralized by a U.S. Treasury Bond with a par value of $2,345,000, coupon rate of 2.500%, due 2/15/46, market value of $2,303,963)	2,257,479

	TOTAL REPURCHASE AGREEMENT (Cost $2,257,479)	2,257,479

TOTAL INVESTMENTS (Cost $26,459,296)[2]	93.2%	$26,854,616

OTHER ASSETS IN EXCESS OF LIABILITIES	6.8	1,963,568

NET ASSETS[3]	100.0%	$28,818,184

*	Percentages indicated are based on net assets.
[1]	Non income-producing security.
[2]	Aggregate cost for federal tax purposes was $26,512,206.
[3]	Cash in the amount of $1,993,324 is held as collateral to secure the open written call and put options contracts.

Abbreviations:

ADR — American Depositary Receipt

SPA — Stand-By Purchase Agreement

See Notes to Financial Statements.

156

THE GLENMEDE FUND, INC.

International Secured Options Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS — (Concluded)

October 31, 2016

Name of Issuer, Title of Issue and Counterparty	Number of Contracts	Value
WRITTEN OPTIONS
CALLS:
iShares MSCI EAFE Index Fund expires November 2016 exercise price $59 Goldman Sachs	1,150	$(28,750)
iShares MSCI EAFE Index Fund expires December 2016 exercise price $60 Goldman Sachs	1,800	(55,800)
iShares MSCI EAFE Index Fund expires November 2016 exercise price $60 Goldman Sachs	1,100	(7,700)

TOTAL WRITTEN CALL OPTIONS (Premiums Received $(184,720))		$(92,250)

PUTS:
iShares MSCI EAFE Index Fund expires November 2016 exercise price $56 Goldman Sachs	320	$(9,280)

TOTAL WRITTEN PUT OPTIONS (Premiums Received $(7,661))		$(9,280)

TOTAL WRITTEN OPTIONS (Premiums Received $(192,381))		$(101,530)

SECTOR DIVERSIFICATION

On October 31, 2016, sector diversification of the Portfolio was as follows:

	% of Net Assets	Value
SECTOR:
Common Stocks	83.9%	$24,163,487
Exchange-Traded Funds	1.5	433,650

TOTAL	85.4%	$24,597,137

REPURCHASE AGREEMENTS	7.8	2,257,479

TOTAL INVESTMENTS	93.2%	$26,854,616

See Notes to Financial Statements.

157

THE GLENMEDE FUND, INC.

International Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

October 31, 2016

Shares		Value

COMMON STOCKS* — 99.0%
	Japan — 25.2%
472,203	Daiichi Sankyo Co., Ltd., Sponsored ADR	$11,325,789
307,349	Daiwa House Industry Co., Ltd., Unsponsored ADR	8,444,414
387,176	Fuji Heavy Industries, Ltd., Unsponsored ADR	7,526,701
88,155	Honda Motor Co., Ltd., Sponsored ADR	2,629,664
192,683	Isuzu Motors, Ltd., Unsponsored ADR	2,370,001
211,418	Japan Airlines Co., Ltd., Unsponsored ADR	3,171,270
124,314	Kao Corp., Sponsored ADR	6,396,577
652,835	KDDI Corp., Unsponsored ADR	9,890,450
135,371	Kyocera Corp., Sponsored ADR	6,576,323
955,659	Mitsubishi UFJ Financial Group, Inc., Sponsored ADR	4,921,644
442,603	MS&AD Insurance Group Holdings, Inc., Unsponsored ADR	6,789,530
133,694	Nippon Telegraph & Telephone Corp., ADR	5,934,677
238,551	NTT DOCOMO, Inc., Sponsored ADR	5,997,172
181,554	Sekisui House, Ltd., Sponsored ADR	2,990,194
693,041	Sumitomo Mitsui Financial Group, Inc., Sponsored ADR	4,768,122
1,132,064	Sumitomo Mitsui Trust Holdings, Inc., Sponsored ADR	3,792,414
38,585	Suzuki Motor Corp., Unsponsored ADR	5,410,003
252,522	Tokyo Electron, Ltd., Unsponsored ADR	5,676,695
358,547	Toray Industries, Inc., Unsponsored ADR	6,694,072

		111,305,712

	United Kingdom — 16.5%
74,579	Ashtead Group PLC, Unsponsored ADR	4,668,645
53,001	British American Tobacco PLC, Sponsored ADR	6,089,285
251,384	Burberry Group PLC, Sponsored ADR	4,587,758
20,308	Diageo PLC, Sponsored ADR	2,183,719
166,854	GlaxoSmithKline PLC, Sponsored ADR	6,675,829
157,429	Imperial Brands PLC, Sponsored ADR	7,611,692
733,320	Kingfisher PLC, Sponsored ADR	6,621,880
393,025	Legal & General Group PLC, Sponsored ADR	5,056,267
145,590	Prudential PLC, ADR	4,765,161
243,189	RELX PLC, Sponsored ADR	4,411,448
136,329	Sky PLC, Sponsored ADR	5,445,662
430,566	Smiths Group PLC, Sponsored ADR	7,543,516
64,458	WPP PLC, Sponsored ADR	6,991,759

		72,652,621

	Switzerland — 9.1%
119,223	ABB, Ltd., Sponsored ADR[1]	2,461,955
181,544	Actelion, Ltd., Unsponsored ADR[1]	6,544,661
163,966	Adecco Group AG, Unsponsored ADR	4,877,169
467,944	Lonza Group AG, Unsponsored ADR[1]	8,823,084
84,501	Nestle SA, Sponsored ADR	6,138,575
84,865	Roche Holding AG, Sponsored ADR	2,433,504
81,707	Sonova Holding AG, Unsponsored ADR	2,189,748
281,231	Swiss Re AG, Sponsored ADR	6,525,965

		39,994,661

	France — 8.9%
79,807	Arkema SA, Sponsored ADR	7,558,122
249,191	Atos SE, Unsponsored ADR	5,160,746
74,945	Capgemini SA, Unsponsored ADR	3,094,104
101,928	Cie Generale des Etablissements Michelin, Unsponsored ADR	2,197,568
263,368	Renault SA, Unsponsored ADR	4,561,534
488,396	Technip SA, ADR	8,024,346
140,452	Total SA, Sponsored ADR	6,705,178
102,208	Veolia Environnement SA, ADR	2,231,201

		39,532,799

See Notes to Financial Statements.

158

THE GLENMEDE FUND, INC.

International Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)

October 31, 2016

Shares		Value

COMMON STOCKS* — (Continued)
	Germany — 8.8%
26,299	adidas AG, Sponsored ADR	$2,156,518
437,088	Allianz SE, Sponsored ADR	6,787,977
71,060	Bayer AG, Sponsored ADR	7,050,218
245,061	Deutsche Lufthansa AG, Sponsored ADR	3,122,077
306,014	E.ON SE, Sponsored ADR	2,253,793
82,729	GEA Group AG, Sponsored ADR	3,197,889
339,830	Muenchener Rueckversicherungs-Gesellschaft AG, Unsponsored ADR	6,568,914
66,384	Siemens AG, Sponsored ADR	7,544,542

		38,681,928

	Australia — 6.3%
163,880	Amcor, Ltd., Sponsored ADR	7,348,379
954,567	Coca-Cola Amatil, Ltd., Sponsored ADR	6,958,793
407,370	Sonic Healthcare, Ltd., Unsponsored ADR	6,297,940
733,908	South32, Ltd., ADR	7,063,865

		27,668,977

	Hong Kong — 4.5%
115,843	BOC Hong Kong Holdings, Ltd., Sponsored ADR	8,209,794
457,321	CLP Holdings, Ltd., Sponsored ADR	4,676,107
445,183	WH Group, Ltd., ADR	7,165,220

		20,051,121

	Finland — 3.5%
293,504	Kone OYJ, Unsponsored ADR	6,728,579
380,704	UPM-Kymmene OYJ, Sponsored ADR	8,847,561

		15,576,140

	Netherlands — 3.5%
540,510	Koninklijke Ahold Delhaize N.V., Sponsored ADR	12,312,818
78,719	Wolters Kluwer N.V., Sponsored ADR	3,046,032

		15,358,850

	Denmark — 3.0%
425,040	Danske Bank AS, Sponsored ADR	6,579,619
68,176	Novo Nordisk AS, Sponsored ADR	2,422,975
166,276	Vestas Wind Systems AS, Unsponsored ADR	4,422,942

		13,425,536

	Sweden — 2.6%
678,020	Nordea Bank AB, Sponsored ADR	7,081,919
186,236	Swedbank AB, ADR	4,365,372

		11,447,291

	Austria — 1.6%
461,062	Erste Group Bank AG, Sponsored ADR	7,250,200

	Singapore — 1.5%
242,152	United Overseas Bank, Ltd., Sponsored ADR	6,513,889

	Ireland — 1.4%
36,691	Shire PLC, ADR	6,187,570

	Spain — 1.0%
93,716	Amadeus IT Group SA, Unsponsored ADR	4,430,892

	Italy — 1.0%
313,171	Intesa Sanpaolo SPA, Sponsored ADR	4,365,604

See Notes to Financial Statements.

159

THE GLENMEDE FUND, INC.

International Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)

October 31, 2016

Shares		Value

COMMON STOCKS* — (Continued)
	New Zealand — 0.6%
197,707	Spark New Zealand, Ltd., Sponsored ADR	$2,574,145

	TOTAL COMMON STOCKS (Cost $423,540,912)	437,017,936

Face Amount

REPURCHASE AGREEMENT* — 1.0%
$4,196,979	With Fixed Income Clearing Corp., dated 10/31/16, 0.01%, principal and interest in the amount of $4,196,980, due 11/1/16, (collateralized by a U.S. Treasury Bond with a par value of $3,910,000, coupon rate of 3.000%, due 5/15/45, market value of $4,281,450)	4,196,979

	TOTAL REPURCHASE AGREEMENT (Cost $4,196,979)	4,196,979

TOTAL INVESTMENTS (Cost $427,737,891)[2]	100.0%	$441,214,915

OTHER ASSETS IN EXCESS OF LIABILITIES	0.0	69,357

NET ASSETS	100.0%	$441,284,272

*	Percentages indicated are based on net assets.
[1]	Non income-producing security.
[2]	Aggregate cost for federal tax purposes was $428,244,723.

Abbreviations:

ADR — American Depositary Receipt

See Notes to Financial Statements.

160

THE GLENMEDE FUND, INC.

International Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS — (Concluded)

October 31, 2016

INDUSTRY DIVERSIFICATION

On October 31, 2016, industry diversification of the Portfolio was as follows:

	% of Net Assets	Value
INDUSTRIES:
Banks	13.1%	$57,848,577
Insurance	8.3	36,493,814
Pharmaceuticals	8.2	36,095,885
Automobiles	5.1	22,497,903
Media	4.5	19,894,901
Wireless Telecommunication Services	3.6	15,887,622
Industrial Conglomerates	3.4	15,088,058
Chemicals	3.2	14,252,194
Tobacco	3.1	13,700,977
Food Products	3.0	13,303,795
IT Services	2.9	12,685,742
Food & Staples Retailing	2.8	12,312,818
Machinery	2.2	9,926,468
Beverages	2.1	9,142,512
Paper & Forest Products	2.0	8,847,561
Life Sciences Tools & Services	2.0	8,823,084
Diversified Telecommunication Services	1.9	8,508,822
Real Estate Management & Development	1.9	8,444,414
Energy Equipment & Services	1.8	8,024,346
Containers & Packaging	1.7	7,348,379
Metals & Mining	1.6	7,063,865
Electrical Equipment	1.6	6,884,897
Textiles, Apparel & Luxury Goods	1.5	6,744,276
Oil, Gas & Consumable Fuels	1.5	6,705,178
Specialty Retail	1.5	6,621,880
Electronic Equipment, Instruments & Components	1.5	6,576,323
Biotechnology	1.5	6,544,661
Personal Products	1.4	6,396,577
Health Care Providers & Services	1.4	6,297,940
Airlines	1.4	6,293,347
Semiconductors & Semiconductor Equipment	1.3	5,676,695
Professional Services	1.1	4,877,169
Electric Utilities	1.1	4,676,107
Trading Companies & Distributors	1.1	4,668,645
Multi-Utilities	1.0	4,484,994
Household Durables	0.7	2,990,194
Auto Components	0.5	2,197,568
Health Care Equipment & Supplies	0.5	2,189,748

TOTAL COMMON STOCKS	99.0%	$437,017,936

REPURCHASE AGREEMENTS	1.0	4,196,979

TOTAL INVESTMENTS	100.0%	$441,214,915

See Notes to Financial Statements.

161

THE GLENMEDE FUND, INC.

Notes to Financial Statements

1.  Organization and Significant Accounting Policies

As of October 31, 2016, The Glenmede Fund, Inc. (the “Fund”) consists of seventeen portfolios: the Core Fixed Income Portfolio, the Strategic Equity Portfolio, the Small Cap Equity Portfolio, the Mid Cap Equity Portfolio, the Large Cap Value Portfolio, the U.S. Emerging Growth Portfolio, the Large Cap Core Portfolio, the Large Cap Growth Portfolio, the Long/Short Portfolio, the Total Market Portfolio, the High Yield Municipal Portfolio, the Responsible ESG U.S. Equity Portfolio, the Women in Leadership U.S. Equity Portfolio, the Short Term Tax Aware Fixed Income Portfolio, the Secured Options Portfolio, the International Secured Options Portfolio and the International Portfolio (each, a “Portfolio” and collectively, the “Portfolios”). The Fund was incorporated in the State of Maryland on June 30, 1988, and is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Since January 2, 1998, the Small Cap Equity Portfolio has consisted of two classes of shares: the Advisor Class and the Institutional Class. The Mid Cap Equity Portfolio commenced operations on September 30, 2014. The Mid Cap Equity Portfolio consists of two classes of shares: the Advisor Class and the Institutional Class. As of October 31, 2016, Institutional Class shares of the Mid Cap Equity Portfolio have not been issued. Since June 30, 2015, the Large Cap Core Portfolio and the Large Cap Growth Portfolio have offered two classes of shares: the Advisor Class and the Institutional Class. The Institutional classes commenced operations on December 30, 2015 and November 5, 2015 respectively. Since July 14, 2016, the Secured Options Portfolio has offered two classes of shares: the Advisor Class and the Institutional Class. As of October 31, 2016, Institutional Class shares of the Secured Options Portfolio have not been issued.

The High Yield Municipal Portfolio, the Responsible ESG U.S. Equity Portfolio and the Women in Leadership U.S. Equity Portfolio commenced operations on December 22, 2015.

The Government Cash Portfolio and the Tax-Exempt Cash Portfolio were each liquidated on June 1, 2016. The Short Term Tax Aware Fixed Income Portfolio commenced operations on June 29, 2016.

The Fund is an investment company and follows accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S.”), including but not limited to ASC 946, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Portfolios in the preparation of their financial statements.

Valuation of Securities: Equity securities and options listed on a U.S. securities exchange, including exchange traded funds (“ETFs”), for which market quotations are readily available are valued at the last quoted sale price as of the close of the exchange’s regular trading hours on the day the valuation is made. These securities are typically categorized as Level 1 in the fair value hierarchy. Price information on listed securities is taken from the exchange where the securities are primarily traded. Securities traded on the NASDAQ System are valued at the NASDAQ Official Closing Price (“NOCP”) and are typically categorized as Level 1 in the fair value hierarchy. Unlisted equity securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at an amount that does not exceed the asked price and is not less than the bid price and are typically categorized as Level 2. If no sales are reported, exchange traded options are valued at the mean of the bid and ask price and are typically categorized as Level 2. Options traded over-the-counter are valued using prices supplied by dealers and are typically categorized as Level 2. Securities and options listed on a foreign exchange and unlisted foreign securities that are traded on the valuation date are valued at the last quoted sales price available before the time when assets are valued and are typically categorized as Level 1. Investments in open-end registered investment companies are valued at their respective net asset values as reported by such companies. These valuations are typically categorized as Level 1 in the fair value hierarchy.

Bonds and other fixed-income securities are valued at the most recent quoted bid price or, when exchange valuations are used, at the latest quoted sale price on the day of valuation. Such securities are typically categorized as Level 2 in the fair value hierarchy. In addition, bond and other fixed-income securities may be valued on the basis of prices provided by a pricing service or by using a matrix or formula. In such instances, when the Portfolio’s investment advisor believes such prices reflect the fair market value of such securities and are based on observable inputs, these securities are typically categorized as Level 2. Debt securities purchased with maturities of 60 days or less at the time of purchase are valued at amortized cost and are typically categorized as Level 2. Amortized cost valuation involves valuing an instrument at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the effect of fluctuating interest rates on the market value of the instrument.

When market quotations are not readily available or events occur that make established valuation methods unreliable, securities and other assets are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board of Directors of the Fund (the “Board”) and are typically categorized as Level 3 in the fair value hierarchy. The fair value of securities is generally determined as the amount that a Portfolio could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

FASB ASC Topic 820, “Fair Value Measurements” (“ASC 820”) defines fair value, establishes a three-level hierarchy for measuring fair value and expands disclosure about fair value measurements. The valuation hierarchy is based

162

THE GLENMEDE FUND, INC.

Notes to Financial Statements — (Continued)

upon the transparency of inputs to the valuation of each Portfolio’s investments. Inputs refer broadly to the assumptions that market participants would use in pricing a security. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. These inputs are summarized in the three levels listed below:

Level 1 — quoted prices in active markets for identical investments;

Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, adjusted quoted prices on foreign equity securities and others) or valuations based on quoted prices in markets that are not active; and

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

Changes in valuation techniques may result in changing an investment’s assigned level within the hierarchy.

The Strategic Equity Portfolio, Small Cap Equity Portfolio, Mid Cap Equity Portfolio, Large Cap Value Portfolio, U.S. Emerging Growth Portfolio, Large Cap Core Portfolio, Large Cap Growth Portfolio, Long/Short Portfolio, Total Market Portfolio, Responsible ESG U.S. Equity Portfolio, Women in Leadership U.S. Equity Portfolio, International Secured Options Portfolio and International Portfolio had all investments with corresponding industries at Level 1 except repurchase agreements which were at Level 2, at October 31, 2016. The High Yield Municipal Portfolio had all long-term investments, with corresponding sectors at Level 2 at October 31, 2016.

The Portfolios did not recognize any level transfers as of the fiscal year ended October 31, 2016. Transfers into and out of a level are typically recognized at the end of the reporting period.

The following is a summary of the inputs used as of October 31, 2016 in valuing the assets and liabilities of the Core Fixed Income Portfolio, Short Term Tax Aware Fixed Income Portfolio and the Secured Options Portfolio:

Core Fixed Income Portfolio

ASSETS VALUATION INPUT

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Agency Notes
Federal Home Loan Bank	$—	$24,747,582	$—	$24,747,582
Federal Home Loan Mortgage Corporation	—	21,097,810	—	21,097,810
Federal National Mortgage Association	—	25,251,505	—	25,251,505

Total Agency Notes	—	71,096,897	—	71,096,897

Mortgage-Backed Securities
Federal Home Loan Mortgage Corporation	—	40,221,359	—	40,221,359
Federal National Mortgage Association	—	82,728,426	—	82,728,426
Government National Mortgage Association	—	3,018,917	—	3,018,917

Total Mortgage-Backed Securities	—	125,968,702	—	125,968,702

Corporate Notes
Communications	—	20,667,451	—	20,667,451
Computer Software & Processing	—	14,708,200	—	14,708,200
Consumer, Cyclical	—	37,580,983	—	37,580,983
Consumer, Non-Cyclical	—	35,810,443	—	35,810,443
Financial	—	35,307,940	—	35,307,940
Financial Services	—	6,416,784	—	6,416,784
Industrial	—	23,310,587	—	23,310,587
Pharmaceuticals	—	8,836,219	—	8,836,219
Technology	—	8,520,944	—	8,520,944

Total Corporate Notes	—	191,159,551	—	191,159,551

163

THE GLENMEDE FUND, INC.

Notes to Financial Statements — (Continued)

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
U.S. Treasury Notes/Bonds	$—	$81,625,346	$—	$81,625,346
Municipal Bonds	—	6,110,981	—	6,110,981
Repurchase Agreements	—	7,178,355	—	7,178,355
Investment of Security Lending Collateral	6,361,580	—	—	6,361,580

Total Investments	6,361,580	483,139,832	—	489,501,412

Total	$6,361,580	$483,139,832	$—	$489,501,412

Short Term Tax Aware Fixed Income Portfolio

ASSETS VALUATION INPUT

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Corporate Notes
Automotive	$—	$773,629	$—	$773,629
Electronics	—	356,380	—	356,380
Financial	—	909,598	—	909,598
Insurance	—	282,885	—	282,885
Media — Broadcasting & Publishing	—	715,734	—	715,734
Oil & Gas	—	569,847	—	569,847
Retailers	—	263,500	—	263,500

Total Corporate Notes	—	3,871,573	—	3,871,573

Municipal Bonds
Alabama	—	795,030	—	795,030
Alaska	—	884,599	—	884,599
California	—	500,000	—	500,000
Colorado	—	747,741	—	747,741
Delaware	—	223,565	—	223,565
District Of Columbia	—	410,953	—	410,953
Florida	—	1,096,506	—	1,096,506
Georgia	—	635,786	—	635,786
Illinois	—	2,705,819	—	2,705,819
Iowa	—	590,000	—	590,000
Kansas	—	443,959	—	443,959
Kentucky	—	276,538	—	276,538
Michigan	—	1,945,276	—	1,945,276
Minnesota	—	629,160	—	629,160
Mississippi	—	600,000	—	600,000
Missouri	—	295,000	—	295,000
Nebraska	—	201,052	—	201,052
Nevada	—	398,646	—	398,646
New Jersey	—	273,317	—	273,317
New York	—	1,282,037	—	1,282,037
North Carolina	—	1,146,350	—	1,146,350
Ohio	—	1,284,728	—	1,284,728
Pennsylvania	—	3,364,912	—	3,364,912
South Carolina	—	201,418	—	201,418
Tennessee	—	246,250	—	246,250
Texas	—	2,873,642	—	2,873,642

164

THE GLENMEDE FUND, INC.

Notes to Financial Statements — (Continued)

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Washington	$—	$1,040,881	$—	$1,040,881
Wisconsin	—	1,084,772	—	1,084,772

Total Municipal Bonds	—	26,177,937	—	26,177,937

Registered Investment Companies	1,290,121	—	—	1,290,121

Total Investments	1,290,121	30,049,510	—	31,339,631

Total	$1,290,121	$30,049,510	$—	$31,339,631

Secured Options Portfolio

ASSETS VALUATION INPUT

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Exchange-Traded Funds	$10,551,255	$—	$—	$10,551,255
U.S. Treasury Bills	—	99,999,400	—	99,999,400
Purchased Options
CALLS	229,343,750	—	—	229,343,750
PUTS	180,164,250	—	—	180,164,250

Total Purchased Options	409,508,000	—	—	409,508,000

Repurchase Agreements	—	41,080,677	—	41,080,677

Total Investments	420,059,255	141,080,077	—	561,139,332

Total	$420,059,255	$141,080,077	$—	$561,139,332

LIABILITIES VALUATION INPUT

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Written Options
CALLS	$(5,125)	$—	$—	$(5,125)
PUTS	(9,080,950)	—	—	(9,080,950)

Total Written Options	(9,086,075)	—	—	(9,086,075)

Total	$(9,086,075)	$—	$—	$(9,086,075)

Repurchase Agreements: Each Portfolio may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the applicable Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the applicable Portfolio to resell the obligation at an agreed-upon price and time, thereby determining the yield during the Portfolio’s holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Portfolio’s holding period. The seller’s obligation is secured by collateral (underlying securities) segregated on behalf of the Portfolio. The value of the collateral at the time of execution must be at least equal to 102% of the total amount of the repurchase obligations, including interest. In the event of counterparty default, the Portfolio has the right to sell the collateral to offset losses incurred. There is a potential for loss to the Portfolio in the event a Portfolio is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Portfolio seeks to assert its rights. The Portfolio’s investment advisor, acting under the supervision

165

THE GLENMEDE FUND, INC.

Notes to Financial Statements — (Continued)

of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers with which each Portfolio enters into repurchase agreements to evaluate potential risks.

Master Repurchase Agreements (“MRA”) permit a Portfolio, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Portfolio. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the applicable Portfolio receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by the Portfolio upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Portfolio would recognize a liability with respect to such excess collateral to reflect the Portfolio’s obligation under bankruptcy law to return the excess to the counterparty. The gross value and related collateral received for each Portfolio’s investments in repurchase agreements as of October 31, 2016 are presented in each Portfolio’s Schedule of Portfolio Investments and the value of these investments are also presented in the Statements of Assets and Liabilities.

Foreign Currency Translation: The books and records of each Portfolio are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated at exchange rates prevailing on the dates of such transactions. Unrealized gains and losses that result from changes in foreign currency exchange rates have been included in the unrealized gains and losses on foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of each Portfolio and the amount actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the purchase settlement date and subsequent sale trade date is included in realized gains and losses on investment transactions. The Portfolios do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations in the market prices of securities held at the end of the period. Similarly, the Portfolios do not isolate the effect of changes in foreign exchange rates from the fluctuations in the market prices of portfolio securities sold during the period.

Foreign Securities: The Strategic Equity Portfolio, Small Cap Equity Portfolio, Mid Cap Equity Portfolio, Large Cap Value Portfolio, U.S. Emerging Growth Portfolio, Large Cap Core Portfolio, Large Cap Growth Portfolio, Long/Short Portfolio, Total Market Portfolio, Responsible ESG U.S. Equity Portfolio, Women in Leadership U.S. Equity Portfolio, Secured Options Portfolio, International Secured Options Portfolio and International Portfolio may invest in foreign securities. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of U.S. companies and the U.S. government. These risks include valuation of currencies and future adverse political and economic developments. Moreover, securities of some foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government. This is particularly true with respect to emerging markets in developing countries.

Options Transactions: The Strategic Equity Portfolio, Large Cap Value Portfolio, Long/Short Portfolio, Secured Options Portfolio and International Secured Options Portfolio are subject to equity price risk and may purchase or write covered call options or secured put options to hedge against changes in the value of securities each Portfolio owns or expects to own. The Secured Options Portfolio and International Secured Options Portfolio use option strategies also in an effort to earn options premiums and to provide more stable returns. These options may relate to particular securities or securities indices and may or may not be listed on a domestic securities exchange or issued by the Options Clearing Corporation. A call option gives the option holder the right to purchase the underlying security at a specified price until a specified date. A put option gives the option holder the right to sell the underlying security at a specified price until a specified date. The risk in writing a call option is that the Portfolio may forgo the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is a risk the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market or, for over-the-counter options, because of the counterparty’s inability to perform. Portfolio assets covering written options cannot be sold while the option is outstanding, unless replaced by similar assets. A Portfolio also risks losing all or part of the cash paid for purchasing call and put options. The Portfolios may also write over-the-counter options where completing the obligation depends upon the credit standing of the other party. The Strategic Equity Portfolio, Large Cap Value Portfolio and Long/Short Portfolio did not enter into any options transactions during the fiscal year ended October 31, 2016. During the fiscal year ended October 31, 2016, the Secured Options Portfolio and the International Secured Options Portfolio wrote put and call options and the Secured Options Portfolio purchased put and call options in an attempt to achieve their respective investment objective and strategies.

Written options are recorded in each Portfolio’s Statement of Assets and Liabilities as a liability to the extent of premiums received. Gains or losses are realized when the option transaction expires or closes. Cash collateral held by the Fund’s custodian and pledged to secure open written put option contracts are included in “Cash collateral on deposit at broker” in the Statement of Assets and Liabilities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction of cost. Realized gains and losses on purchased options, if any, are included with net realized gains and losses on investment transactions in each Portfolio’s Statement of Operations.

166

THE GLENMEDE FUND, INC.

Notes to Financial Statements — (Continued)

Information regarding transactions in written option contracts for the Secured Options Portfolio and the International Secured Options Portfolio for the fiscal year ended October 31, 2016 are included in Note 2.

Lending of Portfolio Securities: Each Portfolio, using State Street Bank and Trust Company (“State Street”) as its lending agent, may loan securities to qualified brokers and dealers in exchange for negotiated lenders’ fees. These fees are disclosed as “Income from security lending” in the Statement of Operations, net of expenses retained by State Street as compensation for its services as lending agent. Each applicable Portfolio receives cash collateral, which may be invested by the lending agent in short-term instruments, in an amount at least equal to 102% (for loans of U.S. securities) or 105% (for loans of non-U.S. securities) of the market value of the loaned securities at the inception of each loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the applicable Portfolio on the next business day. On behalf of the Long/Short Portfolio and Total Market Portfolio, some or all of the cash collateral may be used to finance short sales. The cash collateral received for the Long/Short Portfolio was not used to finance short sales. As of October 31, 2016, the cash collateral received by the Core Fixed Income Portfolio, Strategic Equity Portfolio, Small Cap Equity Portfolio, Mid Cap Equity Portfolio, U.S. Emerging Growth Portfolio, Large Cap Core Portfolio and Long/Short Portfolio was invested in the State Street Navigator Securities Lending Government Money Market Portfolio, which is a 1940 Act money market fund. To the extent that advisory or other fees paid by the State Street Navigator Securities Lending Government Money Market Portfolio, are for the same or similar services as fees paid by the applicable Portfolio, there will be a layering of fees, which would increase expenses and decrease returns. Information regarding the value of the securities loaned and the value of the collateral at period end is included at the end of each applicable Portfolio’s Statement of Assets and Liabilities, Schedule of Portfolio Investments and Note 6. A Portfolio could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities when due. A Portfolio may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. Such loans would involve risks of delay in receiving additional collateral in the event that the collateral decreased below the value of the securities loaned or risks of the loss of rights in the collateral should the borrower of the securities fail financially.

Real Estate Investment Trusts: The Portfolios may invest in real estate investment trusts (“REITs”), which pool investors’ funds for investment, primarily in income producing real estate or real estate-related loans or interests. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement to distribute to its shareholders or unitholders at least 90% of its taxable income for each taxable year.

A shareholder in a Portfolio, by investing in REITs through the Portfolio, will bear not only the shareholder’s proportionate share of the expenses of the Portfolio, but also, indirectly, the management expenses of the underlying REITs. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income, or the REIT’s failure to maintain exemption from registration under the 1940 Act. Dividends representing a return of capital are reflected as a reduction of cost and/or as a realized gain when the amount of the return of capital is conclusively determined. See each Portfolio’s Schedule of Investments for REIT securities held as of October 31, 2016.

Securities Sold Short: The Long/Short Portfolio and Total Market Portfolio may engage in short sales, which are sales by the applicable Portfolio of securities which have been borrowed from a third party on the expectation that the market price will decline. If the price of the securities declines, the Portfolio will make a profit by purchasing the securities in the open market at a lower price than the one at which it sold the securities. If the price of the securities increases, the Portfolio may have to cover its short positions at a higher price than the short sale price, resulting in a loss. Gains are limited to the price at which the Portfolios sold the security short, while losses are potentially unlimited in size. Each Portfolio pledges securities and/or other assets, which may include cash collateral from securities lending activities, to the lender as collateral. Proceeds received from short sales may be maintained by the lender as collateral or may be released to the Portfolio and used to purchase additional securities or for any other purpose. The “Short position flex fees” on the Statement of Operations are fees charged by the lender for releasing the cash proceeds to the Total Market Portfolio. Each Portfolio is required to segregate an amount of cash, cash equivalents or other appropriate liquid marketable securities with the custodian in at least an amount equal to the current market value of the securities sold short (less any additional collateral held by the lender) and the amount of any securities lending cash collateral used to finance short sales until the Portfolio replaces a borrowed security. Depending on arrangements made with the lender or custodian, the Portfolio may not receive any payments (including interest) on the deposits made with the lender or custodian. The Portfolio is liable to the buyer for any dividends payable on securities while those securities are in a short position. These dividends are recorded as an expense of the Portfolio. As of October 31, 2016, the Long/Short Portfolio pledged cash in the amount of $161,256,352 to State Street, as collateral for short sales. This amount is included in the “Cash collateral on deposit at broker” on the Statement of Assets and Liabilities. The Total Market Portfolio also pledged securities in the amount of $20,827,113 to State Street, as collateral for short sales. In addition, State Street has a perfected security interest in each such Portfolio’s assets.

Investment Company Securities and Exchange-Traded Funds: Subject to applicable regulatory requirements, each Portfolio may invest in shares of other registered investment companies, including ETFs. Pursuant to orders issued by the SEC to certain ETFs and procedures approved by the Board, each Portfolio may seek to invest in certain ETFs beyond the statutory limitations, provided the Portfolio complies with certain conditions of the SEC orders and any applicable investment limitations. Some ETFs seek to track the performance of a particular market index. These indices include

167

THE GLENMEDE FUND, INC.

Notes to Financial Statements — (Continued)

both broad-market indices and more narrowly-based indices, including those relating to particular sectors, markets, regions, or industries. However, some ETFs have an actively managed investment objective. ETF shares and closed-end fund shares are traded like traditional equity securities on a national securities exchange or NASDAQ.

Fixed Income and Municipal Securities: The Core Fixed Income, High Yield Municipal and Short Term Tax Aware Fixed Income Portfolios invest in fixed income securities. The value of fixed income securities tends to fluctuate with changes in interest rates. Generally, their value will decrease when interest rates rise and increase when interest rates fall. Fixed income securities are also subject to the risk that an issuer will be unable to make principal and interest payments when due which could adversely impact a Portfolio’s return and net asset value. Changes in the credit rating of a debt security held by a Portfolio could have a similar effect. Fixed income securities with longer maturities are more susceptible to interest rate fluctuations than those with shorter maturities. Although in recent periods, governmental financial regulators, including the Federal Reserve, have taken steps to maintain historically low interest rates; the Federal Reserve recently raised interest rates slightly. It is possible that governmental action will be less effective in maintaining low interest rates or action will be taken to raise interest rates further.

The High Yield Municipal Portfolio invests primarily in municipal securities. The value of, payment of interest on, repayment of principal for, and the ability to sell a municipal security may be affected by constitutional amendments, legislation, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located. A credit rating downgrade, bond default, or bankruptcy involving an issuer within a particular state or territory could affect the market values and marketability of some or all of the municipal obligations of that state or territory. For example, significant economic and financial difficulties in Puerto Rico have led certain credit rating agencies to downgrade Puerto Rican general obligation debt and certain issuers below investment grade and to continue to have a negative outlook on certain Puerto Rican issuers. Such downgrades and continued financial difficulties could lead to lower prices and increased likelihood of restructurings or default of Puerto Rican bonds which could negatively impact the value of the High Yield Municipal Portfolio’s investments in such obligations. In addition, since many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and a Portfolio’s investments in municipal securities. There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.

Securities Transactions and Investment Income: Securities transactions are recorded as of the trade date. Realized gains and losses on investments sold are computed on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividend income for foreign securities is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded “net of withholding tax” as soon thereafter as a Portfolio is informed of the ex-dividend date. Interest income is recorded on the accrual basis and includes, when appropriate, amortization of premiums and accretion of discounts.

Securities purchased or sold on a when-issued or delayed-delivery basis may be settled after a period longer than the regular settlement time of trade date plus three business days. Interest income is accrued based on the terms of the security on settlement date. Each Portfolio segregates assets with a current value at least equal to the amount of its when-issued purchase commitments. When-issued purchase commitments involve a risk of loss if the value of the security to be purchased declines prior to settlement date, or if the counterparty does not perform under the contract.

Dividends and Distributions to Shareholders: Dividends from net investment income, if any, of the Core Fixed Income Portfolio, High Yield Municipal Portfolio and Short Term Tax Aware Fixed Income Portfolio are declared and paid monthly. Dividends from net investment income, if any, of the Strategic Equity Portfolio, Small Cap Equity Portfolio, Mid Cap Equity Portfolio, Large Cap Value Portfolio, U.S. Emerging Growth Portfolio, Large Cap Core Portfolio, Large Cap Growth Portfolio, Long/Short Portfolio, Total Market Portfolio, Secured Options Portfolio, International Secured Options Portfolio, Responsible ESG U.S. Equity Portfolio, Women in Leadership U.S. Equity Portfolio and International Portfolio are declared and paid quarterly. Each Portfolio distributes any net realized capital gains on an annual basis. Additional distributions of net investment income and capital gains for each Portfolio may be made at the discretion of the Board in order to avoid a nondeductible excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended (the “Code”).

Income and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the U.S. These differences are primarily due to differing treatments of income and gains on various investment securities held by each Portfolio, timing differences and differing characterization of distributions made by each Portfolio.

Income and Expense Allocation: Expenses which are not readily identifiable to a specific Portfolio are allocated among Portfolios taking into consideration, among other things, the nature and type of expenses and the relative size of each Portfolio. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class, such as shareholder servicing fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class.

Federal Income Taxes: Each Portfolio intends to continue to qualify as a regulated investment company by complying with the requirements of the Code applicable to regulated investment companies, and by distributing substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the U.S.

168

THE GLENMEDE FUND, INC.

Notes to Financial Statements — (Continued)

“Accounting for Uncertainty in Income Taxes — an interpretation of FASB ASC 740” (“ASC 740”) clarifies the accounting for uncertainty in income taxes recognized in accordance with ASC 740, “Accounting for Income Taxes.” This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. Each Portfolio’s federal tax returns filed in the 3-year period ended October 31, 2016 remain subject to examination by the Internal Revenue Service.

On October, 31, 2016, the tax year end of the Fund, the following Portfolios had available capital loss carryforwards to be utilized in future periods to offset future capital gains through the indicated expiration dates as follows:

	Expiring October 31,
Portfolio	2017	Unlimited (Short Term)	Unlimited (Long Term)
Mid Cap Equity Portfolio	$—	$1,823,443	$674,188
U.S. Emerging Growth Portfolio	—	437,551	—
Large Cap Core Portfolio	—	754,093	—
Large Cap Growth Portfolio	—	20,080,310	—
Long/Short Portfolio	5,227,189	11,651,857	—
Total Market Portfolio	—	694,562	—
Responsible ESG U.S. Equity Portfolio	—	28,756	—
Women in Leadership U.S. Equity Portfolio	—	1,629	—
International Secured Options Portfolio	—	5,107,951	2,493,221
International Portfolio	55,170,197	23,820,545	2,164,596

During the fiscal year ended October 31, 2016, as permitted under federal income tax regulations, the Long/Short Portfolio elected to defer $767,721 of late year ordinary losses.

During the fiscal year ended October 31, 2016, the following Portfolios utilized capital loss carryforwards:

Total Market Portfolio	$46,172

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted. The Act modernized several of the federal income and excise tax provisions related to regulated investment companies, and, with certain exceptions, was effective for taxable years beginning after December 22, 2010. Among the changes made were changes to the capital loss carryforward rules allowing for capital losses to be carried forward indefinitely. Rules in effect prior to the effective date of the Act limited the carryforward period to eight years. Capital loss carryforwards generated in taxable years beginning after the effective date of the Act must be fully used before capital loss carryforwards generated in taxable years prior to effective date of the Act; therefore, under certain circumstances, capital loss carryforwards available as of the report date, if any, may expire unused. During the fiscal year ended October 31, 2016, $404,939 of the Long/Short Portfolio’s carryforward losses expired.

As of October 31, 2016, the tax year end of the Fund, the components of distributable earnings on a tax basis were as follows:

Portfolio	Undistributed Tax-exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards	Total Distributable Earnings
Core Fixed Income Portfolio	$—	$771,361	$3,221,282	$9,463,620	$—	$13,456,263
Strategic Equity Portfolio	—	718,241	11,060,511	48,911,831	—	60,690,583
Small Cap Equity Portfolio	—	401,702	52,089,649	143,889,344	—	196,380,695
Mid Cap Equity Portfolio	—	11,382	—	758,655	(2,497,631)	(1,727,594)
Large Cap Value Portfolio	—	197,031	5,416,621	4,475,976	—	10,089,628
U.S. Emerging Growth Portfolio	—	11,278	—	7,680,022	(437,551)	7,253,749
Large Cap Core Portfolio	—	1,568,955	—	208,685,188	(754,093)	209,500,050
Large Cap Growth Portfolio	—	917,908	—	200,189,342	(20,080,310)	181,026,940
Long/Short Portfolio	—	—	—	25,643,493	(17,646,767)	7,996,726
Total Market Portfolio	—	35,364	—	13,322,890	(694,562)	12,663,692
High Yield Municipal Portfolio	307,166	604,722	—	1,293,617	—	2,205,505
Responsible ESG U.S. Equity Portfolio	—	4,238	—	381,705	(28,756)	357,187
Women in Leadership U.S. Equity Portfolio	—	8,760	—	228,348	(1,629)	235,479
Short Term Tax Aware Fixed Income Portfolio	—	12,343	—	(88,936)	—	(76,593)
Secured Options Portfolio	—	9,161,549	19,218,875	4,121,435	—	32,501,859

169

THE GLENMEDE FUND, INC.

Notes to Financial Statements — (Continued)

Portfolio	Undistributed Tax-exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards	Total Distributable Earnings
International Secured Options Portfolio	$—	$32,162	$—	$433,261	$(7,601,172)	$(7,135,749)
International Portfolio	—	67,077	—	12,969,931	(81,155,338)	(68,118,330)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, nontaxable dividends received from investments and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

The tax character of distributions paid during the fiscal year ended October 31, 2016, was as follows:

Portfolio	Tax Exempt	Ordinary Income	Long-Term Gains	Return of Capital
Core Fixed Income Portfolio	$—	$9,014,871	$2,439,232	$—
Strategic Equity Portfolio	—	1,610,968	13,155,192	—
Small Cap Equity Portfolio	—	5,296,109	22,541,619	—
Mid Cap Equity Portfolio	—	241,341	162,727	—
Large Cap Value Portfolio	—	1,175,176	8,691,151	—
U.S. Emerging Growth Portfolio	—	153,913	315,331	—
Large Cap Core Portfolio	—	23,026,609	17,871,085	—
Large Cap Growth Portfolio	—	14,837,214	—	—
Total Market Portfolio	—	408,601	—	—
High Yield Municipal Portfolio	1,704,157	66,817	—	—
Responsible ESG U.S. Equity Portfolio	—	20,176	—	—
Women in Leadership U.S. Equity Portfolio	—	32,425	—	—
Short Term Tax Aware Fixed Income Portfolio	8,785	13,286	—	—
Secured Options Portfolio	—	7,351,656	15,273,542	—
International Secured Options Portfolio	—	711,091	—	—
International Portfolio	—	7,301,630	—	—

The tax character of distributions paid during the fiscal year ended October 31, 2015, was as follows:

Portfolio	Tax Exempt	Ordinary Income	Long-Term Gains	Return of Capital
Core Fixed Income Portfolio	$—	$9,615,897	$—	$—
Strategic Equity Portfolio	—	2,457,254	20,744,154	—
Small Cap Equity Portfolio	—	1,508,054	66,333,016	—
Mid Cap Equity Portfolio	—	61,611	—	—
Large Cap Value Portfolio	—	5,801,544	8,157,981	—
U.S. Emerging Growth Portfolio	—	79,896	3,631,479	—
Large Cap Core Portfolio	—	11,254,628	23,130,256	—
Large Cap Growth Portfolio	—	8,103,928	19,346,866	—
Total Market Portfolio	—	496,452	3,725,638	—
Secured Options Portfolio	—	5,883,448	12,955,179	—
International Secured Options Portfolio	—	3,033,529	—	—
International Portfolio	—	907,264	—	—

For the fiscal year ended October 31, 2016, permanent differences between financial and tax reporting related primarily to paydowns, REITs, foreign currency gain/(loss), distribution reallocations, non-deductible blue sky expenses and excise taxes paid, dividend expense reclass for short positions, capital loss carryover expired, net operating losses, nontaxable dividends received from investments and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies were identified and reclassified among the components of the Portfolio’s net assets as identified below. These reclassifications had no effect on net assets.

Portfolio	Accumulated Net Investment Income	Net Realized Gain (Loss)	Paid-In Capital
Core Fixed Income Portfolio	$744,449	$(744,449)	$—
Strategic Equity Portfolio	(24,099)	24,099	—
Small Cap Equity Portfolio	507,476	(507,476)	—
Mid Cap Equity Portfolio	(6,428)	6,428	—
Large Cap Value Portfolio	(4,909)	4,909	—

170

THE GLENMEDE FUND, INC.

Notes to Financial Statements — (Continued)

Portfolio	Accumulated Net Investment Income	Net Realized Gain (Loss)	Paid-In Capital
U.S. Emerging Growth Portfolio	$(4,303)	$4,303	$—
Large Cap Core Portfolio	(106,740)	106,740	—
Large Cap Growth Portfolio	(195,448)	195,448	—
Long/Short Portfolio	1,280,096	340,132	(1,620,228)
Total Market Portfolio	(12,914)	12,914	—
High Yield Municipal Portfolio	769	6,739	(7,508)
Responsible ESG U.S. Equity Portfolio	(1,175)	1,955	(780)
Women in Leadership U.S. Equity Portfolio	757	29	(786)
Short Term Tax Aware Fixed Income Portfolio	7	—	(7)
Secured Options Portfolio	3,475,490	(3,475,490)	—
International Secured Options Portfolio	8,295	(4,045)	(4,250)
International Portfolio	(3,457)	3,457	—

As of October 31, 2016, aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value were as follows:

Portfolio	Appreciation	(Depreciation)	Net
Core Fixed Income Portfolio	$10,737,029	$1,273,409	$9,463,620
Strategic Equity Portfolio	50,820,334	1,908,503	48,911,831
Small Cap Equity Portfolio	281,656,321	137,766,977	143,889,344
Mid Cap Equity Portfolio	1,451,692	693,037	758,655
Large Cap Value Portfolio	5,582,033	1,106,057	4,475,976
U.S. Emerging Growth Portfolio	9,010,767	1,330,745	7,680,022
Large Cap Core Portfolio	236,119,448	27,434,260	208,685,188
Large Cap Growth Portfolio	261,449,702	61,260,360	200,189,342
Long/Short Portfolio	39,104,692	13,461,199	25,643,493
Total Market Portfolio	15,222,783	1,899,893	13,322,890
High Yield Municipal Portfolio	2,420,316	1,126,699	1,293,617
Responsible ESG U.S. Equity Portfolio	507,695	125,990	381,705
Women in Leadership U.S. Equity Portfolio	396,914	168,566	228,348
Short Term Tax Aware Fixed Income Portfolio	12,781	101,717	(88,936)
Secured Options Portfolio	6,282,135	1,898,300	4,383,835
International Secured Options Portfolio	1,538,576	1,196,166	342,410
International Portfolio	27,771,308	14,801,116	12,970,192

Other: In the normal course of business, the Fund enters into contracts that may include agreements to indemnify another party under given circumstances. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the Fund. However, based on experience, the risk of material loss from such claims is considered to be remote.

2.  Financial Instruments and Hedging Activities

Transactions in written option contracts for the Secured Options Portfolio and the International Secured Options Portfolio for the fiscal year ended October 31, 2016, are as follows:

Secured Options Portfolio

	Number of Contracts	Premiums Received
Options outstanding at October 31, 2015	1,757	$6,436,796
Options written	43,891	108,867,297
Options terminated in closing purchase transactions	(14,315)	(69,270,555)
Options expired	(24,673)	(37,922,023)

Options outstanding at October 31, 2016	6,660	$8,111,515

171

THE GLENMEDE FUND, INC.

Notes to Financial Statements — (Continued)

International Secured Options Portfolio

	Number of Contracts	Premiums Received
Options outstanding at October 31, 2015	12,472	$1,085,370
Options written	57,961	3,706,289
Options terminated in closing purchase transactions	(20,962)	(1,935,379)
Options exercised	(2,123)	(213,830)
Options expired	(42,978)	(2,450,069)

Options outstanding at October 31, 2016	4,370	$192,381

Disclosures about Derivative Instruments and Hedging Activities: Each Portfolio follows FASB ASC Topic 815 “Disclosures about Derivative Instruments and Hedging Activities” (“ASC 815”). ASC 815 requires enhanced disclosures about each Portfolio’s use of, and accounting for, derivative instruments and the effect on the results of each Portfolio’s operations and financial position. At October 31, 2016 and during the period then ended, the Secured Options Portfolio and the International Secured Options Portfolio had the following derivatives and transactions in derivatives, grouped into appropriate risk categories, none of which have been designated as hedging instruments:

Secured Options Portfolio

Asset Derivatives

	Equity Contracts Risk	Total
Options Purchased[1]	$409,508,000	$409,508,000

Total Value	$409,508,000	$409,508,000

Liability Derivatives

	Equity Contracts Risk	Total
Options Written[2]	$(9,086,075)	$(9,086,075)

Total Value	$(9,086,075)	$(9,086,075)

Realized Gain (Loss)

	Equity Contracts Risk	Total
Options Purchased[3]	$(1,935,298)	$(1,935,298)
Options Written[4]	37,986,859	37,986,859

Total Realized Gain (Loss)	$36,051,561	$36,051,561

Change in Appreciation (Depreciation)

	Equity Contracts Risk	Total
Options Purchased[5]	$262,400	$262,400
Options Written[6]	(974,560)	(974,560)

Total Change in Appreciation (Depreciation)	$(712,160)	$(712,160)

Number of Contracts, Notional Amounts or Shares/Units7

	Equity Contracts Risk	Total
Options Purchased	403,333	403,333
Options Written	(540,792)	(540,792)

172

THE GLENMEDE FUND, INC.

Notes to Financial Statements — (Continued)

International Secured Options Portfolio

Liability Derivatives

	Equity Contracts Risk	Total
Options Written[2]	$(101,530)	$(101,530)

Total Value	$(101,530)	$(101,530)

Realized Gain (Loss)

	Equity Contracts Risk	Total
Options Written[4]	$1,313,495	$1,313,495

Total Realized Gain (Loss)	$1,313,495	$1,313,495

Change in Appreciation (Depreciation)

	Equity Contracts Risk	Total
Options Written[6]	$90,851	$90,851

Total Change in Appreciation (Depreciation)	$90,851	$90,851

Number of Contracts, Notional Amounts or Shares/Units7

	Equity Contracts Risk	Total
Options Written	(520,175)	(520,175)

Additional disclosure about the Secured Options Portfolio’s and International Secured Options Portfolio’s use of options is provided in Note 1 under the heading ‘Options Transactions‘.
[1]	Statement of Assets and Liabilities location: Investments at value.
[2]	Statement of Assets and Liabilities location: Options written, at value.
[3]	Statement of Operations location: Amount is included in Net realized gain (loss) on Investments.
[4]	Statement of Operations location: Amount is included in Net realized gain (loss) on Options written.
[5]	Statement of Operations location: Amount is included in Net change in unrealized gain (loss) of Investments.
[6]	Statement of Operations location: Amount is included in Net change in unrealized gain (loss) of Options written.
[7]	Amounts disclosed represents average number of contracts, notional amounts, or shares/units outstanding during the period ended October 31, 2016.

3.  Investment Advisory Fee, Administration Fee and Other Related Party Transactions

Glenmede Investment Management LP (the “Advisor”), a wholly-owned subsidiary of The Glenmede Trust Company, N.A. (“Glenmede Trust”), serves as investment advisor to the Strategic Equity Portfolio, Large Cap Value Portfolio, International Portfolio, Core Fixed Income Portfolio, Small Cap Equity Portfolio, Mid Cap Equity Portfolio, U.S. Emerging Growth Portfolio, Large Cap Core Portfolio, Large Cap Growth Portfolio, Long/Short Portfolio, Short Term Tax Aware Fixed Income Portfolio, Total Market Portfolio, High Yield Municipal Portfolio, Responsible ESG U.S. Equity Portfolio, Women in Leadership U.S. Equity Portfolio, Secured Options Portfolio and International Secured Options Portfolio pursuant to investment management agreements with the Fund. Under these agreements, the Advisor manages the Portfolios, subject to the general supervision of the Board.

Capital Guardian Trust Company (“CGTC”) serves as sub-advisor to the High Yield Municipal Portfolio. CGTC is a wholly-owned subsidiary of Capital Group International, Inc., which is owned by Capital Research and Management Company, a wholly-owned subsidiary of The Capital Group Companies, Inc. The Advisor has agreed to pay CGTC a fee for its sub-investment advisory services to the High Yield Municipal Portfolio, calculated daily and payable monthly, at the annual rate of the High Yield Municipal Portfolio’s average daily net assets as follows: 0.38% of the first $300,000,000 of the net assets; 0.34% of the net assets between $300,000,000 and $1 billion; and 0.30% of the net assets in excess of $1 billion.

173

THE GLENMEDE FUND, INC.

Notes to Financial Statements — (Continued)

Under the investment management agreements, the Portfolios pay the Advisor a management fee on a monthly basis in an amount equal to the following annual rates of the average daily net assets of each Portfolio:

Fund Name	Management Fee on Net Assets*
Core Fixed Income Portfolio	0.35%
Strategic Equity Portfolio	0.55%
Small Cap Equity Portfolio	0.55%
Mid Cap Equity Portfolio	0.55	%*
Large Cap Value Portfolio	0.55%
U.S. Emerging Growth Portfolio	0.55%
Large Cap Core Portfolio	0.55%
Large Cap Growth Portfolio	0.55%
Long/Short Portfolio	1.20	%**
Total Market Portfolio	1.20	%**
High Yield Municipal Portfolio	0.65	%*
Responsible ESG U.S. Equity Portfolio	0.55	%*
Women in Leadership U.S. Equity Portfolio	0.55	%*
Short Term Tax Aware Fixed Income Portfolio	0.35	%***
Secured Options Portfolio	0.55	%****
International Secured Options Portfolio	0.55%
International Portfolio	0.75	%*

* The Advisor has contractually agreed to waive a portion of its management fees and/or reimburse expenses to the extent that the Mid Cap Equity Portfolio’s Advisor Class, High Yield Municipal Portfolio’s, Responsible ESG U.S. Equity Portfolio’s, Women in Leadership U.S. Equity Portfolio’s and, since February 26, 2016, the International Portfolio’s annual total operating expenses exceed 1.00% of such Portfolio’s average daily net assets (excluding Acquired Fund fees and expenses, brokerage commissions, extraordinary items, interest and taxes). The Advisor has contractually agreed to these waivers and/or reimbursements until at least February 28, 2017 which are included, if any, under the caption “Less expenses waived/reimbursed” in the Statement of Operations. Shareholders of the Portfolios will be notified if these waivers/reimbursements are discontinued after that date.

** The Advisor has contractually agreed to waive a portion of its management fees so that, after giving effect to such contractual waiver, the management fee for each Portfolio is 0.85% of such Portfolio’s average daily net assets. The Advisor has also contractually agreed to waive an additional portion of its management fees and/or reimburse the Portfolios to the extent that total annual Portfolio operating expenses, as a percentage of the Portfolio’s daily average net assets, exceed 1.25% (excluding Acquired Fund fees and expenses, short-sale dividend expense, prime broker interest expense, brokerage commissions, taxes, interest and extraordinary items). The Advisor has contractually agreed to these waivers and/or reimbursements until at least February 28, 2017, which are included under the caption “Less expenses waived/ reimbursed” in the Statement of Operations. Shareholders of the Portfolios will be notified if the waivers/reimbursements are discontinued after that date.

*** The Advisor has contractually agreed to waive its fees and/or reimburse expenses to the extent that the Short Term Tax Aware Fixed Income Portfolio’s annual total operating expenses exceed 0.55% of the Portfolio’s average daily net assets (excluding Acquired Fund fees and expenses, brokerage commissions, extraordinary items, interest and taxes). The Advisor has contractually agreed to these waivers and/or reimbursements until at least June 30, 2017, which are included, if any, under the caption “Less expenses waived/reimbursed” in the Statement of Operations. Shareholders of the Portfolios will be notified if these waivers and/or reimbursements are discontinued after that date.

**** The Advisor contractually agreed to waive a portion of its management fees and/or reimburse expenses to the extent that the International Secured Options Portfolio’s annual total operating expenses exceeded 1.00% of such Portfolio’s average daily net assets (excluding Acquired Fund fees and expenses, brokerage commissions, extraordinary items, interest and taxes) through February 28, 2015, which are included under the caption “Ratio of operating expenses after waiver/reimbursement to average net assets” in the Financial Highlights. These waivers/reimbursements were discontinued because the International Secured Options Portfolio’s expenses had been consistently below the expense cap for over one year.

Under a Shareholder Servicing Agreement, the following Portfolios pay Glenmede Trust shareholder servicing fees for providing or arranging to provide shareholder support services to the beneficial owner of the Portfolios and share classes listed below:

Shareholder Servicing Fee on Net Assets
Core Fixed Income Portfolio	0.10%
Strategic Equity Portfolio	0.20%
Small Cap Equity Portfolio (Advisor Class)	0.25%

174

THE GLENMEDE FUND, INC.

Notes to Financial Statements — (Continued)

Shareholder Servicing Fee on Net Assets
Small Cap Equity Portfolio (Institutional Class)	0.05%
Mid Cap Equity Portfolio (Advisor Class)	0.25%
Large Cap Value Portfolio	0.20%
U.S. Emerging Growth Portfolio	0.25%
Large Cap Core Portfolio (Advisor Class)	0.20%
Large Cap Growth (Advisor Class)	0.20%
Long/Short Portfolio	0.20%
Total Market Portfolio	0.20%
High Yield Municipal Portfolio	0.25%
Responsible ESG U.S. Equity Portfolio	0.20%
Women in Leadership U.S. Equity Portfolio	0.20%
Short Term Tax Aware Fixed Income Portfolio	0.10%
Secured Options Portfolio (Advisor Class)	0.20%
International Secured Options Portfolio	0.20%
International Portfolio	0.25%

State Street serves as administrator, transfer agent, dividend-paying agent and custodian with respect to the Fund. The Fund pays State Street a fee based on the combined aggregate average daily net assets of the Portfolios and The Glenmede Portfolios, an affiliated registered investment company, plus transaction charges for certain transactions and out-of-pocket expenses. The fee is computed daily and paid monthly.

Foreside Fund Officer Services, LLC (formerly known as Foreside Compliance Services, LLC) is paid an annual fee plus out-of-pocket expenses for the provision of personnel and services related to the Fund’s compliance program. The Fund’s Chief Compliance Officer is Managing Director of Foreside Fund Officer Services, LLC.

Quasar Distributors, LLC (“Quasar”) serves as distributor of each Portfolio’s shares. The distributor receives no fees from the Fund in connection with distribution services provided to the Fund. The Advisor pays Quasar’s fees and out-of-pocket expenses for the distribution services it provides to the Fund.

Effective January 1, 2017, the Fund pays each Board member an annual fee of $54,000 plus $5,000 for each Board meeting attended and out-of-pocket expenses incurred in attending Board meetings, and the Audit Committee Chairman receives an annual fee of $7,500 for his services as Chairman of the Audit Committee. Prior to January 1, 2017, each Board member received an annual fee of $49,000. These fees can be found under the caption “Directors’ fees and expenses” in the Statement of Operations.

Expenses for the fiscal year ended October 31, 2016 include legal fees paid to Drinker Biddle & Reath LLP as legal counsel to the Fund and the independent Directors. A partner of the law firm is Secretary of the Fund.

4.  Purchases and Sales of Securities

For the fiscal year ended October 31, 2016, cost of purchases and proceeds from sales of investment securities other than U.S. government securities and short-term securities were:

Portfolio	Purchases	Sales
Core Fixed Income Portfolio	$73,136,324	$37,866,652
Strategic Equity Portfolio	37,096,878	42,933,277
Small Cap Equity Portfolio	1,691,356,465	1,428,504,827
Mid Cap Equity Portfolio	19,878,679	29,655,947
Large Cap Value Portfolio	79,206,655	92,534,555
U.S. Emerging Growth Portfolio	57,728,451	49,755,796
Large Cap Core Portfolio	2,505,215,265	2,251,802,279
Large Cap Growth Portfolio	3,103,950,751	2,039,074,947
Long/Short Portfolio	361,154,581	353,919,267
Total Market Portfolio	99,138,672	125,483,019
High Yield Municipal Portfolio	221,551,341	72,580,659
Responsible ESG U.S. Equity Portfolio	8,756,388	2,595,222
Women in Leadership U.S. Equity Portfolio	9,267,531	3,019,216
Short Term Tax Aware Fixed Income Portfolio	32,635,850	6,246,025
Secured Options Portfolio	—	699,945
International Secured Options Portfolio	21,810,012	73,711,224
International Portfolio	673,689,969	451,899,502

175

THE GLENMEDE FUND, INC.

Notes to Financial Statements — (Continued)

For the fiscal year ended October 31, 2016, the cost of purchases and proceeds from sales of long-term U.S. government securities were:

Portfolio	Purchases	Sales
Core Fixed Income Portfolio	$108,914,893	$65,760,754

5.  Common Stock

Changes in the capital shares outstanding were as follows:

	Year Ended 10/31/16		Year Ended 10/31/15
	Shares	Amount	Shares	Amount
Core Fixed Income Portfolio
Sold	12,906,761	$145,372,599	7,071,305	$79,500,994
Issued as reinvestment of dividends	313,461	3,491,317	155,070	1,739,507
Redeemed	(8,660,441)	(97,514,114)	(6,606,061)	(74,275,513)

Net Increase	4,559,781	$51,349,802	620,314	$6,964,988

Strategic Equity Portfolio
Sold	1,360,099	$27,883,530	715,270	$15,510,270
Issued as reinvestment of dividends	664,195	13,119,427	922,407	19,712,167
Redeemed	(1,578,697)	(32,040,616)	(1,356,250)	(29,859,885)

Net Increase	445,597	$8,962,341	281,427	$5,362,552

Small Cap Equity Portfolio — Advisor
Sold	10,690,213	$266,261,014	16,934,995	$445,691,380
Issued as reinvestment of dividends	515,284	12,799,971	1,623,876	40,873,083
Redeemed	(11,588,671)	(289,162,496)	(8,108,583)	(214,060,493)

Net Increase	(383,174)	$(10,101,511)	10,450,288	$272,503,970

Small Cap Equity Portfolio — Institutional
Sold	24,227,560	$628,093,312	22,321,416	$612,845,648
Issued as reinvestment of dividends	225,081	5,842,910	424,455	11,095,249
Redeemed	(12,647,945)	(330,817,028)	(6,629,936)	(181,917,323)

Net Increase	11,804,696	$303,119,194	16,115,935	$442,023,574

Mid Cap Equity Portfolio — Advisor
Sold	451,852	$4,584,640	2,057,261	$22,215,745
Issued as reinvestment of dividends	23,074	229,814	3	27
Redeemed	(1,489,386)	(14,757,790)	(125,645)	(1,302,817)

Net Increase	(1,014,460)	$(9,943,336)	1,931,619	$20,912,955

Large Cap Value Portfolio
Sold	1,307,485	$12,889,049	970,507	$11,088,192
Issued as reinvestment of dividends	936,741	8,850,468	1,169,815	13,218,731
Redeemed	(2,630,584)	(26,304,175)	(2,371,228)	(27,493,985)

Net Increase	(386,358)	$(4,564,658)	(230,906)	$(3,187,062)

U.S. Emerging Growth Portfolio
Sold	1,399,073	$12,851,192	1,089,129	$10,648,660
Issued as reinvestment of dividends	34,260	315,587	391,280	3,623,268
Redeemed	(553,409)	(5,227,530)	(464,384)	(4,465,470)

Net Increase	879,924	$7,939,249	1,016,025	$9,806,458

Large Cap Core Portfolio — Advisor
Sold	41,004,544	$897,682,616	47,340,735	$1,054,074,195
Issued as reinvestment of dividends	1,393,718	30,074,762	1,332,492	28,608,652
Redeemed	(40,309,856)	(898,506,816)	(8,378,104)	(183,789,465)

Net Increase	2,088,406	$29,250,562	40,295,123	$898,893,382

176

THE GLENMEDE FUND, INC.

Notes to Financial Statements — (Continued)

	Year Ended 10/31/16		Year Ended 10/31/15
	Shares	Amount	Shares	Amount
Large Cap Core Portfolio — Institutional*
Sold	15,993,604	$325,614,460
Issued as reinvestment of dividends	11,592	258,798
Redeemed	(3,710,710)	(82,024,408)

Net Increase	12,294,486	$243,848,850

Large Cap Growth Portfolio — Advisor
Sold	69,857,894	$1,721,285,344	69,439,390	$1,667,228,005
Issued as reinvestment of dividends	516,067	12,722,225	1,106,564	25,835,875
Redeemed	(29,008,666)	(701,445,119)	(18,584,936)	(447,131,711)

Net Increase	41,365,295	$1,032,562,450	51,961,018	$1,245,932,169

Large Cap Growth Portfolio — Institutional**
Sold	2,076,690	$52,173,598
Issued as reinvestment of dividends	3,865	96,557
Redeemed	(662,806)	(16,458,773)

Net Increase	1,417,749	$35,811,382

Long/Short Portfolio
Sold	7,630,656	$86,457,545	8,060,025	$90,325,715
Redeemed	(3,699,337)	(41,996,058)	(1,154,228)	(12,902,995)

Net Increase	3,931,319	$44,461,487	6,905,797	$77,422,720

Total Market Portfolio
Sold	830,931	$11,714,522	4,519,877	$67,480,388
Issued as reinvestment of dividends	13,270	191,403	272,613	3,922,096
Redeemed	(2,720,384)	(38,458,750)	(2,824,626)	(40,700,518)

Net Increase	(1,876,183)	$(26,552,825)	1,967,864	$30,701,966

High Yield Municipal Portfolio***
Sold	15,085,377	$154,553,313
Redeemed	(273,691)	(2,861,010)

Net Increase	14,811,686	$151,692,303

Responsible ESG U.S. Equity Portfolio***
Sold	618,530	$6,340,364
Redeemed	(13,499)	(136,210)

Net Increase	605,031	$6,204,154

Women in Leadership U.S. Equity Portfolio***
Sold	611,752	$6,282,672
Issued as reinvestment of dividends	18	196
Redeemed	(87)	(903)

Net Increase	611,683	$6,281,965

Short Term Tax Aware Fixed Income Portfolio****
Sold	3,042,527	$30,464,107
Redeemed	(31,145)	(311,061)

Net Increase	3,011,382	$30,153,046

Secured Options Portfolio — Advisor
Sold	20,425,632	$241,915,899	5,750,551	$69,965,372
Issued as reinvestment of dividends	1,920,944	22,513,534	1,595,613	18,764,404
Redeemed	(7,664,114)	(91,160,150)	(5,227,890)	(63,345,785)

Net Increase	14,682,462	$173,269,283	2,118,274	$25,383,991

International Secured Options Portfolio
Sold	338,309	$3,179,464	440,796	$4,484,099
Issued as reinvestment of dividends	5,700	54,892	199,420	2,037,151
Redeemed	(6,220,945)	(60,550,933)	(1,262,677)	(13,087,432)

Net Increase	(5,876,936)	$(57,316,577)	(622,461)	$(6,566,182)

177

THE GLENMEDE FUND, INC.

Notes to Financial Statements — (Continued)

	Year Ended 10/31/16		Year Ended 10/31/15
	Shares	Amount	Shares	Amount
International Portfolio
Sold	20,758,080	$268,531,004	16,030,183	$216,018,227
Issued as reinvestment of dividends	7,614	95,141	2,949	40,606
Redeemed	(4,266,577)	(54,737,212)	(649,878)	(8,713,577)

Net Increase	16,499,117	$213,888,933	15,383,254	$207,345,256

* The Large Cap Core Portfolio Institutional Shares commenced operations on December 30, 2015.

** The Large Cap Growth Portfolio Institutional shares commenced operations on November 5, 2015.

*** Portfolio commenced operations on December 22, 2015.

**** Portfolio commenced operations on June 29, 2016.

As of October 31, 2016, with the exception of the Small Cap Equity Portfolio, Large Cap Value Portfolio, Large Cap Core Portfolio, Large Cap Growth Portfolio, Long/Short Portfolio, Total Market Portfolio and Secured Options Portfolio, Glenmede Trust, on behalf of its clients, holds of record and has voting and/or investment authority over a significant portion of each Portfolio’s outstanding shares. The following Portfolios have shareholders which, to the Fund’s knowledge, own beneficially 5% or more of the shares outstanding of a Portfolio as of October 31, 2016. The total percentage of the shares of a Portfolio held by such shareholders is as follows:

	5% or Greater Shareholders
Portfolio	# of Shareholders	% of Shares Held
Small Cap Equity Portfolio (Advisor Class)	3	62
Small Cap Equity Portfolio (Institutional Class)	2	81
Mid Cap Equity Portfolio (Advisor Class)	2	13
Large Cap Value Portfolio	2	16
Long/Short Portfolio	1	6
Total Market Portfolio	3	37
Responsible ESG U.S. Equity Portfolio	6	91
Women in Leadership U.S. Equity Portfolio	6	87
Secured Options Portfolio (Advisor Class)	5	56
Short Term Tax Aware Fixed Income Portfolio	2	32
Large Cap Core Portfolio (Advisor Class)	2	54
Large Cap Core Portfolio (Institutional Class)	2	78
Large Cap Growth (Advisor Class)	2	95
Large Cap Growth (Institutional Class)	1	89
International Secured Options Portfolio	3	23

6.  Lending of Portfolio Securities

As of October 31, 2016, the following Portfolios had outstanding loans of securities to certain approved brokers for which such Portfolios received collateral:

Portfolio	Market Value of Loaned Securities	Market Value of Collateral	% of Total Assets on Loan
Core Fixed Income Portfolio	$6,235,162	$6,361,580	1.26
Strategic Equity Portfolio	3,416,893	3,551,054	1.89
Small Cap Equity Portfolio	34,255,630	36,102,827	1.27
Mid Cap Equity Portfolio	409,964	446,056	2.20
U.S. Emerging Growth Portfolio	1,480,071	1,496,136	2.69
Large Cap Core Portfolio	19,687,414	19,850,223	0.99
Long/Short Portfolio	4,265,614	4,252,730	1.06

The Funds have adopted the disclosure provisions of FASB Accounting Standards Update No. 2014-11 (“ASU No. 2014-11”), Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. ASU No. 2014-11 is intended to provide increased transparency about the types of collateral pledged in securities lending and other similar transactions that are accounted for as secured borrowings.

178

THE GLENMEDE FUND, INC.

Notes to Financial Statements — (Concluded)

For the Strategic Equity Portfolio, the Small Cap Equity Portfolio, the Mid Cap Equity Portfolio, the U.S. Emerging Growth Portfolio, the Large Cap Core Portfolio and the Long/Short Portfolio, all of the securities on loan collateralized by cash are classified as Common Stocks in each Portfolio’s Schedule of Investments at October 31, 2016, with a contractual maturity of overnight and continuous.

For the Core Fixed Income Portfolio, all of the securities on loan collateralized by cash are classified as Corporate Notes in the Portfolio’s Schedule of Investments at October 31, 2016 with a contractual maturity of overnight and continuous.

7.  Recently Issued Accounting Pronouncements

In May 2015, the FASB issued ASU 2015-07, Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent) (“2015-17”). This is an update to Fair Value Measurement Topic 820. Under the amendments in this ASU, investments for which fair value is measured at net asset value per share (or its equivalent) using the practical expedient should not be categorized in the fair value hierarchy. ASU 2015-17 is effective for financial statements issued for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. Management is currently evaluating the impact these changes may have, if any, on the Fund’s financial statements.

8.  Subsequent Events

Management has evaluated events and transactions subsequent to October 31, 2016 through the date the financial statements were available to be issued, for disclosure in the Fund’s financial statements.

179

THE GLENMEDE FUND, INC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of The Glenmede Fund, Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations, of changes in net assets and of cash flows, as applicable, and the financial highlights present fairly, in all material respects, the financial position of the Core Fixed Income Portfolio, Strategic Equity Portfolio, Small Cap Equity Portfolio, Mid Cap Equity Portfolio, Large Cap Value Portfolio, U.S. Emerging Growth Portfolio, Large Cap Core Portfolio, Large Cap Growth Portfolio, Long/Short Portfolio, Total Market Portfolio, High Yield Municipal Portfolio, Responsible ESG U.S. Equity Portfolio, Women in Leadership U.S. Equity Portfolio, Short Term Tax Aware Fixed Income Portfolio, Secured Options Portfolio, International Secured Options Portfolio, and International Portfolio (constituting The Glenmede Fund, Inc., hereafter referred to as the “Fund”) at October 31, 2016, the results of each of their operations and their cash flows, as applicable, for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2016 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

December 21, 2016

180

THE GLENMEDE PORTFOLIOS

STATEMENTS OF ASSETS AND LIABILITIES

October 31, 2016

Muni Intermediate Portfolio
Assets:
Investments[1]:
Investments at value	$331,152,677
Cash	1,338,246
Receivable for fund shares sold	63,535
Interest receivable	3,864,535
Prepaid expenses	1,520

Total assets	336,420,513

Liabilities:
Payable for when-issued securities	5,000,000
Payable for fund shares redeemed	33,800
Payable for Trustees’ fees	10,895
Payable to Affiliate	42,082
Accrued expenses	90,380

Total liabilities	5,177,157

Net Assets	$331,243,356

Net Assets consist of:
Par value ($0.001 of shares outstanding)	$29,900
Paid-in capital in excess of par value	324,194,686
Undistributed net investment income	411,319
Accumulated net realized gain from investment transactions	1,029,089
Net unrealized appreciation on investments	5,578,362

Total Net Assets	$331,243,356

Shares Outstanding	29,900,087

Net Asset Value Per Share	$11.08

[1] Investment at cost	$325,574,315

See Notes to Financial Statements.

181

THE GLENMEDE PORTFOLIOS

STATEMENTS OF OPERATIONS

For the Year Ended October 31, 2016

Muni Intermediate Portfolio
Investment income:
Interest	$5,845,174

Total investment income	5,845,174

Expenses:
Administration, transfer agent and custody fees	179,295
Professional fees	49,665
Shareholder report expenses	16,835
Shareholder servicing fees	494,464
Trustees’ fees and expenses	43,518
Registration and filing fees	9,050
Other expenses	17,404

Total expenses	810,231

Net investment income	5,034,943

Realized and unrealized gain (loss):
Net realized gain on: Investment transactions	2,091,590

Net change in unrealized gain of: Investments	679,897

Net realized and unrealized gain	2,771,487

Net increase in net assets resulting from operations	$7,806,430

See Notes to Financial Statements.

182

THE GLENMEDE PORTFOLIOS

STATEMENTS OF CHANGES IN NET ASSETS

For the Year Ended October 31, 2016

Muni Intermediate Portfolio
Increase (decrease) in net assets
Operations:
Net investment income	$5,034,943
Net realized gain on:
Investment transactions	2,091,590
Net change in unrealized gain of:
Investments	679,897

Net increase in net assets resulting from operations	7,806,430
Distributions to shareholders from:
Net investment income	(4,946,819)
Net increase in net assets from capital share transactions (See note 5)	29,263,039

Net increase in net assets	32,122,650

NET ASSETS:
Beginning of year	299,120,706

End of year	$331,243,356

Undistributed net investment income included in net assets at end of year	$411,319

For the Year Ended October 31, 2015

Muni Intermediate Portfolio
Increase (decrease) in net assets
Operations:
Net investment income	$4,177,409
Net realized loss on:
Investment transactions	(1,062,501)
Net change in unrealized gain of:
Investments	1,059,111

Net increase in net assets resulting from operations	4,174,019
Distributions to shareholders from:
Net investment income	(4,137,028)
Net realized gain on investments	(1,447,295)
Net increase in net assets from capital share transactions (See note 5)	36,664,399

Net increase in net assets	35,254,095

NET ASSETS:
Beginning of year	263,866,611

End of year	$299,120,706

Undistributed net investment income included in net assets at end of year	$323,195

See Notes to Financial Statements.

183

THE GLENMEDE PORTFOLIOS

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year

	Muni Intermediate Portfolio
	For the Years Ended October 31,
	2016	2015	2014	2013	2012

Net asset value, beginning of year	$10.98	$11.04	$10.94	$11.20	$10.95

Income from investment operations:
Net investment income	0.17	0.16	0.18	0.20	0.24
Net realized and unrealized gain (loss) on investments	0.10	—	0.15	(0.25)	0.26

Total from investment operations	0.27	0.16	0.33	(0.05)	0.50

Distributions to shareholders from:
Net investment income	(0.17)	(0.16)	(0.18)	(0.21)	(0.24)

Net realized capital gains	—	(0.06)	(0.05)	(0.00)[1]	(0.01)

Total distributions	(0.17)	(0.22)	(0.23)	(0.21)	(0.25)

Net asset value, end of year	$11.08	$10.98	$11.04	$10.94	$11.20

Total return	2.45%	1.45%	3.09%	(0.46)%	4.60%

Ratios to average net assets/ Supplemental data:
Net assets, end of year (in 000s)	$331,243	$299,121	$263,867	$212,731	$231,491
Ratio of operating expenses to average net assets	0.25%	0.23%	0.25%	0.25%	0.26%
Ratio of net investment income to average net assets	1.53%	1.44%	1.67%	1.85%	2.19%
Portfolio turnover rate	34%	71%	46%	68%	10%

[1]	Amount rounds to less than $0.01 per share.

See Notes to Financial Statements.

184

THE GLENMEDE PORTFOLIOS

Muni Intermediate Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

October 31, 2016

Face Amount		Value

MUNICIPAL BONDS* — 100.0%
	Alabama — 1.0%
$3,000,000	Black Belt Energy Gas District, AL, Gas Supply Revenue, Revenue Bonds, Series A, 4.000% due 7/1/46	$3,301,589

	Alaska — 1.5%
1,630,000	Alaska State, General Obligation Unlimited, Refunding, Series B, 5.000% due 8/1/22	1,942,064
2,745,000	Anchorage, AK, Electric Utility, Revenue Bonds, Refunding, Series A, 4.000% due 12/1/21	3,088,701

		5,030,765

	Arizona — 1.5%
4,015,000	Yuma, AZ, Municipal Property Corp., Road & Excise Tax, Revenue Bonds, Refunding, 5.000% due 7/1/26	4,901,151

	Connecticut — 0.4%
1,170,000	Connecticut State Health & Educational Facilities Authority, Revenue Bonds, Series J, (BHAC Insured NPFG), Prerefunded 7/1/18 @ 100, 5.750% due 7/1/33	1,264,665

	Florida — 14.4%
10,550,000	Citizens Property Insurance Corp., FL, Revenue Bonds, Series A-1, 5.000% due 6/1/18	11,210,641
3,370,000	Collier County, FL, School Board, Certificate of Participation, Refunding, (AGMC Insured), 5.250% due 2/15/19	3,675,962
5,000,000	Florida State, Board of Education Capital Outlay, Public Education, General Obligation Unlimited, Refunding, Series E, 5.000% due 6/1/26	6,250,300
5,125,000	Florida State, Board of Education, Lottery Revenue Bonds, Series B, 5.000% due 7/1/22	5,519,574
1,935,000	Florida State, Water Pollution Control Financing Corp., Revenue Bonds, Water Pollution Control, Series A, 5.000% due 1/15/20	2,095,779
3,925,000	Hillsborough County, FL, Community Investment Tax, Revenue Bonds, (AMBAC Insured), Prerefunded 11/1/17 @ 100, 5.000% due 11/1/19	4,089,929
2,630,000	Hillsborough County, FL, Industrial Development Authority, Revenue Bonds, Prerefunded 8/15/19 @ 101, 8.000% due 8/15/32	3,155,343
	Lakeland, FL, Energy System Revenue Bonds, Refunding:
3,750,000	5.000% due 10/1/24	4,674,712
2,750,000	5.000% due 10/1/25	3,463,515
3,000,000	Lee County, FL, School Board, Certificate of Participation, Refunding, Series A, 5.000% due 8/1/27	3,617,580

		47,753,335

	Georgia — 2.3%
1,000,000	Albany-Dougherty County, GA, Hospital Authority, Revenue Bonds, 5.000% due 12/1/18	1,078,730
6,000,000	Georgia State, Road & Tollway Authority, Revenue Bonds, Series A, 5.000% due 6/1/19	6,595,140

		7,673,870

	Illinois — 4.1%
	Chicago, IL, O’Hare International Airport Revenue Bonds, Refunding, Series B:
1,000,000	5.000% due 1/1/20	1,115,070
2,520,000	5.000% due 1/1/23	3,014,625
3,795,000	Illinois State, Finance Authority Revenue, Revenue Bonds, 5.000% due 7/1/27	4,665,649
4,000,000	McHenry County, IL, Conservation District, General Obligation Unlimited, Refunding, 5.000% due 2/1/25	4,915,400

		13,710,744

See Notes to Financial Statements.

185

THE GLENMEDE PORTFOLIOS

Muni Intermediate Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)

October 31, 2016

Face Amount		Value

MUNICIPAL BONDS* — (Continued)
	Indiana — 1.5%
$5,000,000	Indiana State, Health & Educational Facilities Financing Authority, Revenue Bonds, Series 2006B-3, 1.750% due 11/15/31[1,2]	$4,995,150

	Kansas — 1.7%
2,225,000	Kansas State Department of Transportation, Highway Revenue, Refunding, Series B-4, 0.673% due 9/1/18[2]	2,210,182
3,200,000	Wichita, KS, General Obligation Unlimited, Refunding, Series A, 5.000% due 12/1/17	3,347,392

		5,557,574

	Kentucky — 0.7%
2,000,000	Kentucky State, Property & Building Commission, Revenue Bonds, Refunding, 4.000% due 8/1/21	2,194,420

	Louisiana — 1.7%
4,500,000	Louisiana State, General Obligation Unlimited, Refunding, Series B, 5.000% due 8/1/26	5,621,445

	Maine — 1.1%
	Maine State Municipal Bond Bank, Infrastructure Revenue, Refunding, Series A:
1,175,000	5.000% due 9/1/21	1,375,373
1,985,000	5.000% due 9/1/22	2,376,918

		3,752,291

	Maryland — 2.1%
	Washington, MD, Suburban Sanitary Commission, General Obligation Unlimited, Public Improvement:
4,410,000	5.000% due 6/1/18	4,699,252
2,000,000	4.000% due 6/1/21	2,253,760

		6,953,012

	Massachusetts — 1.0%
1,000,000	Massachusetts State, General Obligation Limited, Refunding, Series A, 0.967% due 11/1/18[2]	1,002,120
2,000,000	Massachusetts State, General Obligation Limited, Series A, 5.000% due 3/1/23	2,430,860

		3,432,980

	Michigan — 3.9%
1,500,000	Detroit, MI, City School District, General Obligation Unlimited, Refunding, Series A, (QSBLF Insured), 5.000% due 5/1/17	1,529,145
4,000,000	Detroit, MI, City School District, General Obligation Unlimited, Series A (QSBLF Insured), 5.000% due 5/1/26	4,550,600
1,500,000	Grand Valley, MI, State University, Revenue Bonds, Refunding, Series A, 5.000% due 12/1/26	1,831,350
5,000,000	Michigan Finance Authority, Revenue Bonds, 0.899% due 12/1/39[2]	4,932,750

		12,843,845

	Minnesota — 4.0%
1,000,000	Chaska, MN, Independent School District No. 112, General Obligation Unlimited, Refunding, Series A, 5.000% due 2/1/21	1,159,450
1,190,000	Lake Superior, MN, Independent School District No. 381, General Obligation Unlimited, Refunding, Series A, 5.000% due 10/1/20	1,358,801
3,400,000	Rochester, MN, Health Care Facilities Revenue, Revenue Bonds, Series A, 4.000% due 11/15/30	3,605,360
2,010,000	Sartell, MN, Independent School District No. 748, General Obligation Unlimited, Series B 0.000% due 2/1/28[3]	1,511,118

See Notes to Financial Statements.

186

THE GLENMEDE PORTFOLIOS

Muni Intermediate Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)

October 31, 2016

Face Amount		Value

MUNICIPAL BONDS* — (Continued)
	Minnesota — (Continued)
$4,800,000	St. Paul, MN, Housing & Redevelopment Authority Health Care Facilities Revenue, Refunding, HealthPartners Obligated Group, Series A, 5.000% due 7/1/28	$5,746,272

		13,381,001

	Mississippi — 4.5%
9,800,000	Mississippi Business Finance Commission, Mississippi Gulf Opportunity Zone, Chevron USA, Inc. Project, Series A, 0.480% due 12/1/30[2]	9,800,000
1,000,000	Mississippi Business Finance Commission, Mississippi Gulf Opportunity Zone, Chevron USA, Inc. Project, Series E, 0.520% due 12/1/30[2]	1,000,000
	Mississippi Development Bank, Special Obligation, Revenue Bonds, Refunding, Series A:
1,000,000	5.000% due 4/1/20	1,117,910
2,460,000	5.000% due 4/1/21	2,823,785

		14,741,695

	Missouri — 0.7%
2,000,000	City of Kansas, MO, Sanitary Sewer System Revenue Bonds, Refunding, Series A, 5.000% due 1/1/27	2,448,260

	Nevada — 1.2%
3,500,000	Clark County, NV, Water Reclamation District, General Obligation Limited, Refunding, 5.000% due 7/1/20	3,986,465

	New Mexico — 1.9%
6,300,000	New Mexico State, Municipal Energy Acquisition Authority, Revenue Bonds, Subseries B, 1.103% due 11/1/39[2]	6,270,012

	New York — 9.7%
3,785,000	New York City, New York, City Transitional Finance Authority Revenue, Future Tax Secured Bond, Series D, 5.000% due 11/1/22	4,292,341
1,200,000	New York State, Dormitory Authority Revenue, State Supported Debt, Construction Service, Contract A, 5.000% due 7/1/18	1,278,504
5,000,000	New York State, Dormitory Authority Sales Tax Revenue Bonds, Refunding, Series A, 5.000% due 3/15/19	5,469,850
5,575,000	New York State, General Obligation Unlimited, Series A, (NPFG Insured), 0.617% due 2/15/22[2]	5,379,875
	New York State, Thruway Authority Personal Income Tax, Revenue Bonds, Series A:
1,150,000	5.000% due 3/15/23	1,318,360
4,000,000	5.000% due 3/15/24	4,583,960
3,000,000	New York, Metropolitan Transportation Authority Revenue, Dedicated Tax Fund, Series B, Prerefunded 11/15/19 @ 100, 5.250% due 11/15/27	3,384,060
5,470,000	New York, Metropolitan Transportation Authority Revenue, Dedicated Tax Fund, Series B-1, 5.000% due 11/15/21	6,467,236

		32,174,186

	North Carolina — 5.2%
1,220,000	Duplin County, NC, Limited Obligation, Revenue Bonds, 5.000% due 4/1/23	1,456,192
	Mooresville, NC, Limited Obligation, Revenue Bonds, Refunding:
3,375,000	5.000% due 11/1/22	4,010,884
3,550,000	5.000% due 11/1/23	4,282,294
2,000,000	New Hanover County, NC, Hospital Revenue Bonds, 5.000% due 10/1/19	2,212,300
2,000,000	Raleigh City, North Carolina, Combined Enterprise System Revenue, Refunding, Series B, 5.000% due 12/1/24	2,523,860
1,150,000	University of North Carolina, Chapel Hill, Revenue Bonds, Series B, 1.103% due 12/1/41[2]	1,152,127

See Notes to Financial Statements.

187

THE GLENMEDE PORTFOLIOS

Muni Intermediate Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)

October 31, 2016

Face Amount		Value

MUNICIPAL BONDS* — (Continued)
	North Carolina — (Continued)
$1,500,000	Wake County, NC, General Obligation Unlimited, 5.000% due 3/1/23	$1,635,660

		17,273,317

	Ohio — 2.1%
2,060,000	Ohio State, Adult Correctional Capital Facilities, Lease Revenue, Series A, 5.000% due 4/1/21	2,385,624
1,175,000	Ohio State, Higher Educational Facility, Revenue Bonds, Refunding, 6.250% due 10/1/17	1,234,079
2,670,000	Ohio State, Hospital Revenue Bonds, Series A, 5.000% due 1/15/24	3,154,979

		6,774,682

	Oklahoma — 1.1%
3,650,000	Oklahoma City, OK, Industrial & Cultural Facilities Trust, Revenue Bonds, (NPFG Insured), 1.488% due 6/1/19[2]	3,513,125

	Pennsylvania — 9.3%
2,500,000	Allegheny County, PA, General Obligation Unlimited, Refunding, Series C-73, 5.000% due 12/1/20	2,871,325
255,000	Bucks County, PA, Community College Authority, College Building Revenue Bonds, (County Guaranteed) (Escrowed to Maturity), 4.750% due 6/15/18	270,966
500,000	Conneaut, PA, School District, Refunding, Series B, (AGMC Insured State Aid Withholding), 5.000% due 11/1/20	570,550
1,000,000	East Stroudsburg, PA, Area School District, General Obligation Limited, (AGMC Insured State Aid Withholding), 5.000% due 9/1/20	1,033,440
325,000	Easton, PA, Area School District, General Obligation Limited, (AGMC Insured State Aid Withholding), 5.000% due 4/1/17	330,714
350,000	Hazleton, PA, Area School District, General Obligation Unlimited, (AGMC Insured State Aid Withholding), Prerefunded 3/1/18 @ 100, 5.000% due 3/1/20	369,358
1,490,000	Montgomery County, PA, Industrial Development Authority Revenue, New Regional Medical Control Project, (FHA Insured) (Escrowed to Maturity), 5.000% due 2/1/18	1,567,271
750,000	Pennsylvania State Higher Educational Facilities Authority Revenue, University of Pennsylvania Health System, Series B, 5.500% due 8/15/18	810,240
2,765,000	Pennsylvania State University, Revenue Bonds, Refunding, Series B, 5.000% due 9/1/23	3,385,881
5,000,000	Pennsylvania State, General Obligation Unlimited, Series 2, 5.000% due 9/15/25	6,142,400
1,500,000	Philadelphia, PA, School District, General Obligation Limited, Series F (BHAC Insured State Aid Withholding), 5.000% due 9/1/17	1,547,175
4,725,000	Red Lion, PA, Area School District, General Obligation Limited, (AGMC Insured State Aid Withholding), Prerefunded 5/1/18 @ 100, 5.000% due 5/1/22	5,015,918
6,265,000	Southcentral, PA, General Authority, Revenue Bonds, Series A, Prerefunded 12/1/18 @ 100, 6.000% due 6/1/29	6,915,119

		30,830,357

	Rhode Island — 1.9%
5,000,000	Rhode Island, State & Providence Plantations, General Obligation Unlimited, Refunding, Series A, 5.000% due 8/1/24	6,164,600

	South Carolina — 1.5%
4,200,000	Richland County, SC, School District No. 2, General Obligation Unlimited, Series B, (SCSDE Insured), 5.000% due 5/1/26	4,840,080

See Notes to Financial Statements.

188

THE GLENMEDE PORTFOLIOS

Muni Intermediate Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)

October 31, 2016

Face Amount		Value

MUNICIPAL BONDS* — (Continued)
	Tennessee — 0.3%
$1,050,000	Metropolitan Government of Nashville and Davidson County, TN, General Obligation Unlimited, Refunding, Series D, 5.000% due 7/1/17	$1,080,398

	Texas — 8.1%
1,065,000	Alamo, TX, Community College District, General Obligation Limited, Refunding, 5.000% due 2/15/24	1,311,015
	Harris County, Texas, Cultural Education Facilities Finance Corp., Revenue Bonds, Refunding, Children’s Hospital Project:
2,850,000	5.000% due 10/1/26	3,513,622
2,000,000	5.000% due 10/1/27	2,438,020
3,500,000	Plano, TX, Independent School District, General Obligation Unlimited, Refunding, Series A, (PSF Guaranteed), 5.000% due 2/15/22	4,149,950
3,000,000	Plano, TX, Independent School District, General Obligation Unlimited, Refunding, Series B, (PSF Guaranteed), 5.000% due 2/15/21	3,471,030
7,500,000	Texas State, General Obligation Unlimited, Refunding, 5.000% due 10/1/23	9,233,625
2,675,000	Texas State, Municipal Power Agency, Revenue Bonds, Refunding, 4.000% due 9/1/18	2,815,705

		26,932,967

	Virginia — 5.5%
5,020,000	Fairfax County, VA, General Obligation Unlimited, Refunding, Series A, (State Aid Withholding), 2.000% due 10/1/17	5,079,738
1,500,000	Fairfax County, VA, General Obligation Unlimited, Refunding, Series C, (State Aid Withholding), 5.000% due 10/1/24	1,891,440
4,040,000	Loudoun County, VA, Economic Development Authority, Public Facility Lease, Revenue Bonds, 5.000% due 12/1/20	4,660,665
2,800,000	Richmond, VA, Convention Center Authority, Hotel Tax Revenue Bonds, Refunding, 5.000% due 6/15/27	3,419,556
3,060,000	Virginia Beach, VA, General Obligation Unlimited, Refunding, Series A, (State Aid Withholding), 4.000% due 2/1/18	3,182,737

		18,234,136

	Washington — 2.9%
1,205,000	Grays Harbor County, WA, Public Utility District No. 1, Revenue Bonds, Refunding, Series A, 5.000% due 1/1/27	1,451,917
2,000,000	NJB Properties, Lease Revenue, King County Washington Project, Series A, (County Guaranteed), Prerefunded 12/1/16 @ 100, 5.000% due 12/1/18	2,007,160
2,240,000	Washington State, Certificate of Participation, Refunding, Series C, (State Aid Intercept), 5.000% due 1/1/20	2,505,910
3,290,000	Washington State, Various Purposes, General Obligation Unlimited, Series E, Prerefunded 2/1/19 @ 100, 5.000% due 2/1/20	3,584,718

		9,549,705

	Wisconsin — 1.2%
15,000	Wisconsin State, General Obligation Unlimited, Series B, Prerefunded 5/1/20 @ 100, 5.000% due 5/1/26	17,018
3,485,000	Wisconsin State, General Obligation Unlimited, Unrefunded, Series B, Prerefunded 5/1/20 @ 100, 5.000% due 5/1/26	3,953,837

		3,970,855

	TOTAL MUNICIPAL BONDS (Cost $325,574,315)	331,152,677

TOTAL INVESTMENTS (Cost $325,574,315)[4]	100.0%	$331,152,677

OTHER ASSETS IN EXCESS OF LIABILITIES	0.0	90,679

NET ASSETS	100.0%	$331,243,356

See Notes to Financial Statements.

189

THE GLENMEDE PORTFOLIOS

Muni Intermediate Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS — (Continued)

October 31, 2016

*	Percentages indicated are based on net assets.
[1]	When-issued security.
[2]	Floating Rate Bond. Rate shown is as of October 31, 2016.
[3]	Zero Coupon Bond.
[4]	Aggregate cost for federal tax purposes was $325,574,315.

Abbreviations:

AGMC — Assured Guaranty Municipal Corporation

AMBAC — American Municipal Bond Assurance Corporation

BHAC — Berkshire Hathaway Assurance Corporation

FHA — Federal Housing Administration

NPFG — National Public Finance Guarantee Corporation

PSF — Permanent School Fund

QSBLF — Michigan Qualified School Bond Loan Fund

SCSDE — South Carolina State Department of Education

See Notes to Financial Statements.

190

THE GLENMEDE PORTFOLIOS

Muni Intermediate Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS — (Concluded)

October 31, 2016

STATE DIVERSIFICATION

On October 31, 2016, State Diversification of the Porfolio was as follows:

	% of Net Assets	Value
STATE:
Florida	14.4%	$47,753,335
New York	9.7	32,174,186
Pennsylvania	9.3	30,830,357
Texas	8.1	26,932,967
Virginia	5.5	18,234,136
North Carolina	5.2	17,273,317
Mississippi	4.5	14,741,695
Illinois	4.1	13,710,744
Minnesota	4.0	13,381,001
Michigan	3.9	12,843,845
Washington	2.9	9,549,705
Georgia	2.3	7,673,870
Maryland	2.1	6,953,012
Ohio	2.1	6,774,682
New Mexico	1.9	6,270,012
Rhode Island	1.9	6,164,600
Louisiana	1.7	5,621,445
Kansas	1.7	5,557,574
Alaska	1.5	5,030,765
Indiana	1.5	4,995,150
Arizona	1.5	4,901,151
South Carolina	1.5	4,840,080
Nevada	1.2	3,986,465
Wisconsin	1.2	3,970,855
Maine	1.1	3,752,291
Oklahoma	1.1	3,513,125
Massachusetts	1.0	3,432,980
Alabama	1.0	3,301,589
Missouri	0.7	2,448,260
Kentucky	0.7	2,194,420
Connecticut	0.4	1,264,665
Tennessee	0.3	1,080,398

TOTAL MUNICIPAL BONDS	100.0%	$331,152,677

TOTAL INVESTMENTS	100.0%	$331,152,677

See Notes to Financial Statements.

191

THE GLENMEDE PORTFOLIOS

Notes to Financial Statements

1.  Organization and Significant Accounting Policies

The Glenmede Portfolios (the “Fund”) is an investment company that was organized as a Massachusetts business trust on March 3, 1992, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of October 31, 2016, the Fund offered shares of one sub-trust, the Muni Intermediate Portfolio (the “Portfolio”). The Portfolio is classified as diversified.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S.”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Valuation of Securities: Municipal obligations for which market quotations are readily available are valued at the most recent quoted bid price provided by investment dealers, provided that municipal obligations may be valued on the basis of prices provided by a pricing service when such prices are determined by the investment advisor to reflect the fair market value of such municipal obligations. These valuations are typically categorized as Level 2 in the fair value hierarchy described below. When market quotations are not readily available or events occur that make established valuation methods unreliable, municipal obligations are valued in a manner which is intended to reflect their fair value as determined in accordance with procedures approved by the Board of Trustees of the Fund (the “Board”) and are typically categorized as Level 3 in the fair value hierarchy. The fair value of securities is generally determined as the amount that a Portfolio could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount. Debt obligations with maturities of 60 days or less at the time of purchase are valued on the basis of amortized cost and are typically categorized as Level 2 in the fair value hierarchy.

Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards Codification (“ASC”) Topic 820, “Fair Value Measurements” defines fair value, establishes a three-level hierarchy for measuring fair value and expands disclosure about fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the Portfolio’s investments. Inputs refer broadly to the assumptions that market participants would use in pricing a security. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. These inputs are summarized in the three levels listed below:

Level 1 — quoted prices in active markets for identical investments;

Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk and others) or valuations based on quoted prices in markets that are not active; and

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

Changes in valuation techniques may result in changing an investment’s assigned level within the hierarchy.

The Portfolio had all long-term investments, with corresponding sectors at Level 2 at October 31, 2016. For the fiscal year ended October 31, 2016, there were no transfers between Level 1 and 2.

Municipal Securities: The value of, payment of interest on, repayment of principal for, and the ability to sell a municipal security may be affected by constitutional amendments, legislation, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located. A credit rating downgrade, bond default, or bankruptcy involving an issuer within a particular state or territory could affect the market values and marketability of some or all of the municipal obligations of that state or territory.

Since many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and a Portfolio’s investments in municipal securities.

There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.

Securities Transactions and Investment Income: Securities transactions are recorded as of the trade date. Realized gains and losses on investments sold are computed on the basis of identified cost. Interest income is recorded on the accrual basis and includes, when appropriate, amortization of premiums and accretion of discounts.

192

THE GLENMEDE PORTFOLIOS

Notes to Financial Statements — (Continued)

Securities purchased or sold on a when-issued or delayed-delivery basis may be settled after a period longer than the regular settlement time of trade date plus three business days. Interest income is accrued based on the terms of the security on settlement date. The Portfolio segregates assets with a current value at least equal to the amount of its when-issued purchase commitments. When-issued purchase commitments involve a risk of loss if the value of the security to be purchased declines prior to settlement date, or if the counterparty does not perform under the contract.

Dividends and Distributions to Shareholders: Dividends from net investment income, if any, are declared and paid monthly. The Portfolio distributes any net realized capital gains on an annual basis. Additional distributions of net investment income and capital gains for the Portfolio may be made at the discretion of the Board in order to avoid a nondeductible excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended (the “Code”).

Income and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the U.S. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Portfolio, timing differences and differing characterization of distributions made by the Portfolio.

Federal Income Taxes: The Portfolio intends to continue to qualify as a regulated investment company by complying with the requirements of the Code applicable to regulated investment companies, and by distributing substantially all of its tax-exempt (and taxable, if any) income to its shareholders. Therefore, no federal income tax provision is required. Income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the U.S.

“Accounting for Uncertainty in Income Taxes — an interpretation of FASB ASC 740” (“ASC 740”) clarifies the accounting for uncertainty in income taxes recognized in accordance with ASC 740, “Accounting for Income Taxes.” This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. The Portfolio’s federal tax returns filed in the 3-year period ended October 31, 2016 remain subject to examination by the Internal Revenue Service.

On October 31, 2016, the tax year end of the Fund, the Portfolio had available capital loss carryforwards to be utilized in future periods to offset future capital gains as follows:

	Expiring October 31,
Portfolio	2016	2017	2018	2019	Unlimited (Short Term)	Unlimited (Long Term)
Muni Intermediate Portfolio	$—	$—	$—	$—	$—	$—

During the fiscal year ended October 31, 2016, the Portfolio utilized capital loss carryforwards in the amount of $1,062,501.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted. The Act modernizes several of the federal income and excise tax provisions related to regulated investment companies and, with certain exceptions, was effective for taxable years beginning after December 22, 2010. Among the changes made are changes to the capital loss carryforward rules allowing for capital losses to be carried forward indefinitely.

As of October 31, 2016, the tax year end of the Fund, the components of distributable earnings on a tax basis were as follows:

Portfolio	Undistributed Tax-exempt Income	Undistributed Short-Term Gain	Undistributed Long-Term Gain	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards, Post October Loss Deferrals	Other Temporary Differences	Total Distributable Earnings
Muni Intermediate Portfolio	$411,319	$—	$1,029,089	$5,578,362	$—	$—	$7,018,770

For the fiscal year ended October 31, 2016, the Portfolio’s components of distributable earnings on a tax basis were equal to the components of distributable earnings on a book basis. Such reclasses had no effect on net assets.

As of October 31, 2016, the tax characterization of distributions paid during the year was equal to the book characterization of distributions paid for the Portfolio and was as follows:

Portfolio	Tax Exempt	Ordinary Income	Long-Term Gains	Return of Capital
Muni Intermediate Portfolio	$4,888,616	$58,203	$—	$—

193

THE GLENMEDE PORTFOLIOS

Notes to Financial Statements — (Continued)

As of October 31, 2015, the tax characterization of distributions paid during the year was equal to the book characterization of distributions paid for the Portfolio and was as follows:

Portfolio	Tax Exempt	Ordinary Income	Long-Term Gains	Return of Capital
Muni Intermediate Portfolio	$4,131,187	$68,197	$1,384,939	$—

For the fiscal year ended October 31, 2016, permanent differences between financial and tax reporting, related primarily to distribution reallocations, were identified and reclassified among the components of the Portfolio’s net assets as follows:

Portfolio	Accumulated Net Investment Income	Net Realized Gain (Loss)	Paid-In Capital
Muni Intermediate Portfolio	$—	$—	$—

Other: In the normal course of business, the Portfolio enters into contracts that may include agreements to indemnify another party under given circumstances. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the Portfolio. However, based on experience, the risk of material loss from such claims is considered to be remote.

2.  Investment Advisory Fee, Administration Fee and Other Related Party Transactions

Glenmede Investment Management LP (the “Advisor”), a wholly-owned subsidiary of The Glenmede Trust Company, N.A. (“Glenmede Trust”), serves as investment advisor to the Portfolio, pursuant to an investment management agreement with the Portfolio. Under this agreement, the Advisor manages the Portfolio, subject to the general supervision of the Board.

The Portfolio does not pay a management fee for advisory services. The investors in the Portfolio are the clients of Glenmede Trust or its affiliated companies (“Affiliates”). Glenmede Trust or its Affiliates charge a fee directly to their clients for fiduciary, trust and/or advisory services. The actual annual fees charged vary dependent on a number of factors, including the particular services provided to the client, and are generally 1.25% or less of the clients’ assets under management.

The Portfolio pays Glenmede Trust shareholder servicing fees at the annual rate of 0.15% of the Portfolio’s average daily net assets.

State Street Bank and Trust Company (“State Street”) serves as administrator, transfer agent, dividend-paying agent and custodian with respect to the Portfolio. The Portfolio pays State Street a fee based on the combined aggregate average daily net assets of the Portfolio and The Glenmede Fund, Inc., a registered investment company, plus transaction charges for certain transactions and out-of-pocket expenses. The fee is computed daily and paid monthly.

Foreside Fund Officer Services, LLC (formerly known as Foreside Compliance Services, LLC) is paid an annual fee plus out-of-pocket expenses for the provision of personnel and services related to the Fund’s compliance program. The Fund’s Chief Compliance Officer is a Managing Director of Foreside Fund Officer Services, LLC.

Quasar Distributors, LLC (“Quasar”) serves as distributor of the Portfolio’s shares. The distributor receives no fees from the Fund in connection with distribution services provided to the Fund. The Advisor pays Quasar’s fees and out-of-pocket expenses for the distribution services it provides to the Portfolio.

The Portfolio pays each Board member an annual fee of $6,000 and out-of-pocket expenses incurred in attending Board meetings.

Expenses for the fiscal year ended October 31, 2016 include legal fees paid to Drinker Biddle & Reath LLP as legal counsel to the Fund and the independent Trustees. A partner of the law firm is Secretary of the Fund.

3.  Purchases and Sales of Securities

For the fiscal year ended October 31, 2016, the cost of purchases and proceeds from sales of investment securities other than U.S. government securities and short-term securities were:

Portfolio	Purchases	Sales
Muni Intermediate Portfolio	$149,831,261	$108,773,487

As of October 31, 2016, aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value were as follows:

Portfolio	Appreciation	(Depreciation)	Net
Muni Intermediate Portfolio	$6,275,455	$697,093	$5,578,362

194

THE GLENMEDE PORTFOLIOS

Notes to Financial Statements — (Concluded)

4.  Shares of Beneficial Interest

The Portfolio may issue an unlimited number of shares of beneficial interest with a $.001 par value. Changes in shares of beneficial interest outstanding were as follows:

	Year Ended 10/31/16		Year Ended 10/31/15
	Shares	Amount	Shares	Amount
Muni Intermediate Portfolio
Sold	8,321,613	$92,297,982	7,554,052	$82,848,475
Issued as reinvestment of dividends	—	—	132,029	1,447,033
Redeemed	(5,660,286)	(63,034,943)	(4,349,004)	(47,631,109)

Net Increase	2,661,327	$29,263,039	3,337,077	$36,664,399

As of October 31, 2016, Glenmede Trust, on behalf of its clients, holds of record and has voting and/or investment authority over substantially all of the Portfolio’s outstanding shares. The Portfolio had no shareholders that beneficially owned 5% of the shares outstanding of the Portfolio as of October 31, 2016.

5.  Recently Issued Accounting Pronouncements

In May 2015, the FASB issued ASU 2015-07, Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent) (“ASU 2015-17”). This is an update to Fair Value Measurement Topic 820. Under the amendments in this ASU, investments for which fair value is measured at net asset value per share (or its equivalent) using the practical expedient should not be categorized in the fair value hierarchy. ASU 2015-17 is effective for financial statements issued for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. Management is currently evaluating the impact these changes may have, if any, on the Fund’s financial statements.

6.  Subsequent Events

Management has evaluated events and transactions subsequent to October 31, 2016 through the date the financial statements were available to be issued, for disclosure in the Fund’s financial statements and has determined that there were no material events that would require additional disclosure.

195

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Glenmede Portfolios and Shareholders of the Muni Intermediate Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Muni Intermediate Portfolio (the sole portfolio constituting The Glenmede Portfolios, hereafter referred to as the “Fund”) at October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2016 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

December 21, 2016

196

THE GLENMEDE FUND, INC.

Tax Information (Unaudited)

For the fiscal year ended October 31, 2016

Of the ordinary distributions made during the fiscal year ended October 31, 2016, the following percentages have been derived from investments in U.S. Government and Agency Obligations. All or a portion of the distributions from this income may be exempt from taxation at the state level. Consult your tax advisor for state specific information.

Core Fixed Income Portfolio	58.04%

Of the ordinary distributions made during the fiscal year ended October 31, 2016, the following percentages qualify for the dividends received deduction available to corporate shareholders:

Strategic Equity Portfolio	100%
Small Cap Equity Portfolio	100%
Mid Cap Equity Portfolio	87.39%
Large Cap Value Portfolio	100%
U.S. Emerging Growth Portfolio	100%
Large Cap Core Portfolio	100%
Large Cap Growth Portfolio	100%
Total Market Portfolio	100%
Responsible ESG U.S. Equity Portfolio	100%
Women in Leadership U.S. Equity Portfolio	100%
Secured Options Portfolio	0.42%

The above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains for Securities and Exchange Commission (book) purposes and Internal Revenue Service (tax) purposes.

Foreign Taxes Paid or Withheld

Portfolio	Total
International Secured Options Portfolio	$78,855
International Portfolio	$883,671

The foreign taxes paid or withheld per share represent taxes incurred by the Fund on interest and dividends received by the Fund from foreign sources. Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Consult your tax advisor regarding the appropriate treatment of foreign taxes paid.

The Fund is required by the Code to advise shareholders within 60 days of the Fund’s fiscal year end (October 31, 2016) as to the federal tax status of dividends paid by the Fund during such fiscal year. Accordingly, the Fund paid long-term capital gain distributions of:

Core Fixed Income Portfolio	$2,439,232
Strategic Equity Portfolio	$13,155,192
Small Cap Equity Portfolio	$22,541,619
Mid Cap Equity Portfolio	$162,727
Large Cap Value Portfolio	$8,691,151
U.S. Emerging Growth Portfolio	$315,331
Large Cap Core Portfolio	$17,871,085
Secured Options Portfolio	$15,273,542

Qualified dividend income (“QDI”) received through October 31, 2016, that qualified for a reduced tax rate pursuant to the Code Section 1 (h)(11) are as follows:

Strategic Equity Portfolio	$1,610,968
Small Cap Equity Portfolio	$5,296,109
Mid Cap Equity Portfolio	$149,826
Large Cap Value Portfolio	$1,175,176
U.S. Emerging Growth Portfolio	$153,913
Large Cap Core Portfolio	$23,026,609
Large Cap Growth Portfolio	$14,837,214
Total Market Portfolio	$408,601
Responsible ESG U.S. Equity Portfolio	$20,176
Women in Leadership U.S. Equity Portfolio	$32,425
Secured Options Portfolio	$216,978

197

THE GLENMEDE FUND, INC.

THE GLENMEDE PORTFOLIOS

Tax Information (Unaudited) — (Concluded)

For the fiscal year ended October 31, 2016

International Secured Options Portfolio	$711,091
International Portfolio	$7,301,630

Qualified interest income (“QII”) received through October 31, 2016, that qualified for a reduced tax rate pursuant to the Code Section 871 (k) are as follows:

Core Fixed Income Portfolio	15.81%

Of the dividends paid by the High Yield Municipal Portfolio, Short Term Tax Aware Fixed Income Portfolio and Muni Intermediate Portfolio from net investment income for the fiscal year ended October 31, 2016, 96.23%, 39.80% and 98.82%, respectively is tax-exempt for regular Federal income taxes.

198

THE GLENMEDE FUND, INC.

THE GLENMEDE PORTFOLIOS

BOARD MEMBERS AND OFFICERS TABLE (Unaudited)

The information pertaining to the Board of Directors of The Glenmede Fund, Inc. and the Board of Trustees of The Glenmede Portfolios (collectively, the “Funds”) and their respective officers is set forth below. The Statement of Additional Information includes additional information about the Funds’ Directors/Trustees and is available without charge, upon request, by calling 1-800-442-8299. Each Director/Trustee holds office until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director/Trustee and until the election and qualification of his/her successor, if any, elected at such meeting, or (ii) the date he or she dies, resigns or retires, or is removed by the applicable Board or shareholders. Each officer is elected by the applicable Board and holds office for the term of one year and until his or her successor is duly elected and qualified, or until he or she dies, resigns, is removed, or becomes disqualified. The address of each Board member is c/o State Street Bank and Trust Company, 100 Summer Street, Floor 7, SUM0703, Boston, MA 02111, Attention: Fund Administration Legal Department.

Independent Directors/Trustees(1)
Name and Age	Positions Held with the Funds/Time Served	Principal Occupations(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director/Trustee	Other Directorships Held by Director/ Trustee

H. Franklin Allen, Ph.D. Age: 60	Director of Glenmede Fund (since March 1991) and Trustee of Glenmede Portfolios (since May 1992)	Professor of Finance and Economics and Executive Director of the Brevan Howard Centre for Financial Analysis at Imperial College London (since 2014); Professor Emeritus of Economics, The Wharton School of The University of Pennsylvania since June 2016; Professor of Finance and Economics (1990-1994); Vice Dean and Director of Wharton Doctoral Programs (1990-1993). Employed by The University of Pennsylvania (from 1980-2016).	18	None

William L. Cobb, Jr. Age: 69	Director of Glenmede Fund and Trustee of Glenmede Portfolios (since February 2007)	Former Executive Vice President and Former Chief Investment Officer, The Church Pension Fund (defined benefit plan for retired clergy of the Episcopal Church) (1999-2014); Vice Chairman, J.P. Morgan Investment Management (1994-1999), Chair (since 2008) and Member (until 2008), Investment Committee, The Minister and Missionaries Benefit Board of the American Baptist Church and the Wenner-Gren Foundation.	18	Director, TCW Direct Lending LLC

Gail E. Keppler Age: 70	Director of Glenmede Fund and Trustee of Glenmede Portfolios (since February 2007)	Former Co-CEO/COO TVG, Inc. (pharmaceutical marketing consulting) (1992-2002); Former Board Member, Laurel House; Former Division President and Board Member, Burke Marketing Services, Inc.; Former Board member Cape May County Habitat for Humanity.	18	None

(1) Independent Directors/Trustees are those Directors/Trustees who are not “interested persons” of the Funds as defined in the 1940 Act.

199

THE GLENMEDE FUND, INC.

THE GLENMEDE PORTFOLIOS

BOARD MEMBERS AND OFFICERS TABLE (Unaudited) — (Continued)

Independent Directors/Trustees(1) — (Continued)
Name and Age	Positions Held with the Funds/Time Served	Principal Occupations(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director/Trustee	Other Directorships Held by Director/ Trustee

Francis J. Palamara Age: 91	Director of Glenmede Fund (since October 1988) and Trustee of Glenmede Portfolios (since May 1992)	Former Chief Operating Officer, The New York Stock Exchange; Former Trustee, Gintel Fund; Former Director, XTRA Corporation; Former Director, Executive Vice President-Finance and Chief Financial Officer, ARAMARK, Inc.; Former Director, The Pittston Company; Former Director, Brinks Corp.; Former Director, Constar Corporation; Former President, Meinhard Commercial Corporation; Former Executive Vice President and Chief Financial Officer, James Talcott, Inc.	18	None

Harry Wong Age: 68	Director of Glenmede Fund and Trustee of Glenmede Portfolios (since February 2007)	Former Managing Director, Knight Capital Americas, L.P., an operating subsidiary of Knight Capital Group Inc. (investment banking) (2009-2011); Managing Director, Long Point Advisors, LLC (business consulting) (2003-2012); Managing Director, BIO-IB LLC (healthcare investment banking) (2004-2009); Senior Managing Director, ABN AMRO (investment banking) (1990-2002); Adjunct Faculty Member, Sacred Heart University (2003-2007).	18	None

(1) Independent Directors/Trustees are those Directors/Trustees who are not “interested persons” of the Funds as defined in the 1940 Act.

200

THE GLENMEDE FUND, INC.

THE GLENMEDE PORTFOLIOS

BOARD MEMBERS AND OFFICERS TABLE (Unaudited) — (Continued)

Interested Directors/Trustees(2)
Name and Age	Positions Held with the Funds/Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director/Trustee	Other Directorships Held by Director/ Trustee

Susan W. Catherwood(2) Age: 73	Director of Glenmede Fund and Trustee of Glenmede Portfolios (since February 2007)	Director (since 1988) and Member of the Investment Review/Relationship Oversight Committee (since 2001) and Compensation Committee (since 1993), Glenmede Trust; Director, The Glenmede Corporation (since 1988); Board Member, The Pew Charitable Trusts; Charter Trustee, The University of Pennsylvania; Chairman Emeritus, The University Museum of The University of Pennsylvania; Chairman of the Board of Managers, The Christopher Ludwick Foundation; Board Member, Monell Chemical Senses Center; Director: Thomas Skelton Harrison Foundation and The Catherwood Foundation; Fellow and serves on Finance and Investment Committees, and former Board member, College of Physicians of Philadelphia; Former Member, The Women’s Committee and Penn Museum Board of Overseers of the University of Pennsylvania.	18	None

G. Thompson Pew, Jr.(2) Age: 74	Director of Glenmede Fund (since October 1988) and Trustee of Glenmede Portfolios (since May 1992) Chairman of the Funds (since June 2006)	Director (since 2013) of The Glenmede Corporation; Director, Member of the Relationship Oversight Committee, Private Equity/Real Estate Advisory Committee (until 2013), and the Compensation Committee, Glenmede Trust; Former Director, Brown & Glenmede Holdings, Inc.; Former Co-Director, Principal and Officer, Philadelphia Investment Banking Co.; Former Director and Officer, Valley Forge Administrative Services Company.	18	None

(2)  Interested Directors/Trustees are those Directors/Trustees who are “interested persons” of the Funds as defined in the 1940 Act. Susan W. Catherwood and G. Thompson Pew, Jr., are considered to be “interested” Director/Trustees of the Funds because of their affiliations with Glenmede Trust, the parent company of the Funds’ investment advisor, GIM, and their stock ownership in The Glenmede Corporation, of which GIM is an affiliate.

201

THE GLENMEDE FUND, INC.

THE GLENMEDE PORTFOLIOS

BOARD MEMBERS AND OFFICERS TABLE (Unaudited) — (Concluded)

Officers
Name, Address and Age	Positions Held with the Funds/Time Served	Principal Occupation(s) During Past 5 Years

Mary Ann B. Wirts 1650 Market Street, Suite 1200 Philadelphia, PA 19103 Age: 65	President of the Funds since December 1997.	Managing Director and Chief Administrative Officer of Glenmede Trust. Managing Director and Chief Administrative Officer of Glenmede Investment Management LP (since 2006). First Vice President and Managing Director of Fixed Income of Glenmede Advisers (2000-2006). Employed by Glenmede Trust since 1982

Kimberly C. Osborne 1650 Market Street, Suite 1200 Philadelphia, PA 19103 Age: 50	Executive Vice President of the Funds since December 1997.	Client Service Manager of Glenmede Investment Management LP (since 2006). Vice President of Glenmede Trust and Glenmede Advisers until 2008. Employed by Glenmede Trust 1993-2008 and Glenmede Advisers 2000-2008.

Kent E. Weaver 1650 Market Street, Suite 1200 Philadelphia, PA 19103 Age: 49	Treasurer of the Funds since September 2015.	Director of Client Service of Glenmede Investment Management LP (since July 2015); Former Director of Client Service and Sales, Chief Compliance Officer of Philadelphia International Advisors, LP (2001-2015).

Michael P. Malloy One Logan Square, Suite 2000 Philadelphia, PA 19103-6996 Age: 57	Secretary of the Funds since January 1995.	Partner in the law firm of Drinker Biddle & Reath LLP.

Christopher E. McGuire 1 Iron Street Boston, MA 02210 Age: 43	Assistant Treasurer of the Funds since December 2014.	Vice President, State Street Bank and Trust Company (since 2007).

Donna M. Rogers 10 High Street Boston, MA 02110 Age: 50	Chief Compliance Officer of the Fund since September 2004	Managing Director, Foreside Fund Officer Services, LLC (since 2010); Senior Vice President, State Street Bank and Trust Company (2007-2010); Senior Director, Investors Bank & Trust Company (prior to merger with State Street) (2002-2007).

Bernard Brick 100 Summer Street Boston, MA 02111 Age: 42	Assistant Secretary of the Funds since December 2013.	Vice President and Counsel, State Street Bank and Trust Company (2012-present); student, Northeastern University School of Law (2008-2011).

202

THE GLENMEDE FUND, INC.

THE GLENMEDE PORTFOLIOS

(Unaudited)

Proxy Voting

A description of the policies and procedures that the Funds’ investment advisors and sub-advisor use to vote proxies relating to the Funds’ portfolio securities is available, without charge, upon request, by calling 1-800-442-8299, and on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, by calling 1-800-442-8299, and on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Funds file their complete schedule of portfolio holdings of each Portfolio with the SEC for the first and third quarter of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Boards of Directors/Trustees — Considerations Regarding Investment Advisory Agreements

At a meeting held on March 8, 2016 the Board of Directors of Glenmede Fund approved the Investment Advisory Agreement with respect to the Short Term Tax Aware Fixed Income Portfolio. In addition, at meetings held on September 20, 2016, the Board of Directors of Glenmede Fund and the Board of Trustees of Glenmede Portfolios (collectively, the “Boards”) renewed the current Investment Advisory Agreements for each Portfolio of the Funds that were expiring on October 31, 2016 and the Glenmede Fund Board approved the Investment Advisory Agreement with respect to the Equity Income Portfolio (the Equity Income Portfolio and the Short Term Tax Aware Fixed Income Portfolio, collectively referred to as the “New Portfolios”).

In determining whether to renew the Investment Advisory Agreements for the existing Portfolios and to approve the Investment Advisory Agreements for the New Portfolios (collectively, the “Agreements”), the Boards, including all of the Directors/Trustees who are not interested persons under the Investment Company Act of 1940, as amended (the “Independent Directors/Trustees”), reviewed and considered, among other items, at the respective meetings, as applicable: (1) a memorandum from independent counsel setting forth the Boards’ fiduciary duties, responsibilities and the factors the Boards should consider in their evaluation of the Agreements; (2) reports prepared by an independent rating and ranking organization and charts prepared by the Advisor comparing the performance of each existing Portfolio to the performance of its applicable benchmark index and relevant peer group and the composite performance of separate accounts managed by the Advisor with the same investment strategy as the Equity Income Portfolio as compared to its benchmark index (the Advisor did not manage any accounts that had a similar investment strategy as the Short Term Tax Aware Fixed Income Portfolio); (3) a Lipper Inc. (“Lipper”) report comparing each Portfolio’s advisory fees, if any, and expenses to those of its relevant peer group; and (4) reports and presentations by representatives of the Advisor that described: (i) the nature, extent and quality of the Advisor’s services provided or to be provided to the Portfolios; (ii) the experience and qualifications of the personnel providing those services; (iii) its organizational structure, financial information, insurance coverage and Form ADV; (iv) its investment philosophy and processes with respect to each Portfolio; (v) its assets under management and client descriptions; (vi) its soft dollar commission policy, including information on the types of research and services obtained in connection with soft dollar commissions and the Advisor’s trade allocation policies; (vii) the current advisory fee arrangements with those Portfolios that charge advisory fees; (viii) the proposed advisory fee arrangement for the New Portfolios; (ix) the proposed contractual fee waiver arrangement for the New Portfolios and the contractual fee and expense waivers in effect for the Long/Short Portfolio, Total Market Portfolio, International Portfolio and the Mid Cap Equity Portfolio; (x) the advisory fee arrangements with the Advisor’s other similarly managed clients, if any; (xi) its compliance processes and conflicts of interest assessments; (xii) the Advisor’s profitability analyses related to providing services to the existing Portfolios and its assessment that it was premature to attempt to quantify the profitability of its services to the New Portfolios; (xiii) the extent to which economies of scale are relevant to the Portfolios; and (xiv) the benefits of adding the New Portfolios to the Glenmede Fund complex. The Directors/Trustees considered the written materials, the Advisor’s presentation, the Funds’ Chief Compliance Officer’s quarterly reports, and deliberated on the Agreements in light of this information together with information provided to the Directors/Trustees over the course of the year. In their deliberations, the Directors/Trustees did not identify any single piece of information that was all-important or controlling.

The Boards, including all of the Independent Directors/Trustees, reached the following conclusions, among others, regarding the Advisor and its Agreements: the Advisor has the capabilities, resources and personnel necessary to manage the Portfolios, including the New Portfolios; the Boards are satisfied with the quality of services provided by the Advisor in advising the Portfolios; the actual advisory fee for each Portfolio that pays an advisory fee for the existing Portfolios and the proposed advisory fees for the New Portfolios are reasonable as compared to the fees paid by comparable mutual funds; and the advisory fees are reasonable as compared to the Advisor’s similarly-managed separate account clients. The Glenmede Fund Board also concluded that the advisory fees charged by the Advisor

203

THE GLENMEDE FUND, INC.

THE GLENMEDE PORTFOLIOS

(Unaudited) — (Concluded)

are based on services that are in addition to, rather than duplicative of, the services provided under the advisory contracts of exchange traded funds in which the existing Portfolios and the New Portfolios may invest.

The Boards also concluded that based on the information provided, the total annual portfolio operating expenses paid by each existing Portfolio are reasonable and the estimated operating expenses of the New Portfolios are reasonable. The Boards also concluded that the performance of the existing Portfolios are generally mixed as compared with their applicable benchmark indices and other mutual funds in their peer groups.

The Boards also concluded that the profit to the Advisor for advisory services to the existing Portfolios seems reasonable; and the Glenmede Fund Board concluded that the Advisor’s profitability for providing services to the New Portfolios was not a material factor in determining whether or not to approve the Investment Advisory Agreement for the New Portfolios; and the benefits derived by the Advisor from managing the Portfolios, including how the Advisor uses soft dollars and selects brokers, and the ways in which it conducts portfolio transactions, seem reasonable. The Boards noted that since the investment advisory fees do not have breakpoints, there would be no economies of scale for those fees as the Portfolios’ assets increase.

Based upon each Board’s deliberations and evaluation of the information described above, the Directors/Trustees, including all of the Independent Directors/Trustees, determined that the terms of each Investment Advisory Agreement were reasonable and fair to the respective Portfolios and their shareholders.

204

The Glenmede Fund, Inc. and The Glenmede Portfolios

Investment Advisor

Glenmede Investment Management LP

One Liberty Place

1650 Market Street, Suite 1200

Philadelphia, Pennsylvania 19103

Administrator

State Street Bank and Trust Company

2 Avenue de Lafayette

Boston, Massachusetts 02206

Custodian

State Street Bank and Trust Company

2 Avenue de Lafayette

Boston, Massachusetts 02206

Legal Counsel

Drinker Biddle & Reath LLP

One Logan Square

Suite 2000

Philadelphia, Pennsylvania 19103-6996

Distributor

Quasar Distributors, LLC

615 East Michigan Street

Milwaukee, Wisconsin 53202

Independent Auditors

PricewaterhouseCoopers LLP

101 Seaport Boulevard

Boston, MA 02210

Investment Sub-Advisor

(for High Yield Municipal Portfolio)

Capital Guardian Trust Company

333 South Hope Street

Los Angeles, California 90071

The report is submitted for the general information of the shareholders of The Glenmede Fund, Inc. and The Glenmede Portfolios. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for the Funds, which contain information concerning the Fund’s investment policies and expenses as well as other pertinent information.

Item 2. Code of Ethics.

As of October 31, 2016, the Registrant has adopted a code of ethics that applies to the Registrant’s President and Treasurer (Principal Executive Officer and Principal Financial Officer). For the year ended October 31, 2016, there were no amendments to a provision of its code of ethics, nor were there any waivers, including implicit waivers granted from a provision of the code of ethics. A copy of the Registrant’s code of ethics is filed with the Form N-CSR under Item 12(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The audit committee financial expert serving on the Registrant’s audit committee is Francis J. Palamara, who is “independent” as defined in Item 3(a)(2) of this Form.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees – The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $360,514 and $418,638 for the fiscal years ended October 31, 2015 and October 31, 2016, respectively.

(b)	Audit-Related Fees – There were no fees billed for the fiscal years ended October 31, 2015 and October 31, 2016 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under (a) of this Item.

(c)	Tax Fees – The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for the review of the Registrant’s tax returns, other tax-related filings, excise tax calculations and final income distributions for liquidating funds were $81,474 and $89,490 for the fiscal years ended October 31, 2015 and October 31, 2016, respectively.

(d)	All Other Fees – The aggregate fees billed for professional services rendered by the principal accountant for the review of a Form N-14 filing, including a SAS 100 review, in connection with the reorganization of two funds were $8,000 for the fiscal year ended October 31, 2015. The aggregate fees billed for professional services rendered by the principal accountant for the review of a Form N-1A filing, including a SAS 100 review, in connection with the launch of a new share class for a fund were $6,500 for the fiscal year ended October 31, 2016.

(e)	(1) The Registrant’s audit committee pre-approves all audit and non-audit services to be performed by the Registrant’s accountant before the accountant is engaged by the Registrant to perform such services.

(2)	There were no services described in (b) through (d) above (including services required to be approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	None of the hours expended on the principal accountant’s engagement to audit the Registrant’s financial statements for the fiscal year ended October 31, 2016 were attributable to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	The aggregate non-audit fees and services billed by the Registrant’s accountant for each of the last two fiscal years were $89,474 and $95,990 for the fiscal years ended October 31, 2015 and October 31, 2016, respectively, as described above.

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a) Schedules of Investments in securities of unaffiliated issuers as of the close of the reporting period are included as part of the report to shareholders filed under Item 1 of this form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Investment Management Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11. Controls and Procedures.

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))), are effective based on the evaluation of Registrant’s disclosure controls and procedures as of a date within 90 days prior to the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))), that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics for the Registrant’s President and Treasurer (Principal Executive Officer and Principal Financial Officer) described in Item 2 is attached hereto.

(a)(2) Certification of the Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) is attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2(b), under the 1940 Act (17 CFR 270.30a-2(b)), Rule 15d-14(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) is attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) THE GLENMEDE FUND, INC.

By (Signature and Title)	/s/ Mary Ann B. Wirts
Mary Ann B. Wirts
President
(Principal Executive Officer)

Date December 29, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Mary Ann B. Wirts
Mary Ann B. Wirts
President
(Principal Executive Officer)

Date December 29, 2016

/s/ Kent E. Weaver
Kent E. Weaver
Treasurer
(Principal Financial Officer)

Date December 29, 2016